           [LOGO OF MAINSTAY INSTITUTIONAL FUNDS INC. APPEARS HERE]


                                  MAINSTAY(R)
                                 INSTITUTIONAL
                                   FUNDS INC.




                              1996 ANNUAL REPORT

  Performance Highlights--Total Returns**                                                    -----------------------------------
                                                                                                    SEC Average Annual
  12 Months Ended December 31, 1996                                                                    Total Returns
                                                                                                  as of December 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
 Funds                                     1991    1992     1993    1994    1995    1996     1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------------------------------------------------------

 Equity Funds
--------------------------------------------------------------------------------------------------------------------------------
 EAFE Index (Instl. Class)+                10.10%  -12.22%  28.97%   6.83%   9.03%   6.45%    6.45%    7.02%        7.52%
--------------------------------------------------------------------------------------------------------------------------------
 EAFE Index (Serv. Class)*                 10.10   -12.22   28.97    6.83    8.63    6.37     6.37     6.92         7.44
--------------------------------------------------------------------------------------------------------------------------------
 Growth Equity (Instl. Class)+             67.00     5.63    9.59   -2.23   37.88   21.62    21.62    13.67        21.18
--------------------------------------------------------------------------------------------------------------------------------
 Growth Equity (Serv. Class)*              67.00     5.63    9.59   -2.23   37.50   21.29    21.29    13.55        21.07
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Equity (Instl. Class)+            29.80     7.19    9.41    0.90   36.88   22.57    22.57    14.70        17.07
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Equity (Serv. Class)*             29.80     7.19    9.41    0.90   36.70   22.21    22.21    14.60        16.99
--------------------------------------------------------------------------------------------------------------------------------
 International Equity (Instl. Class)(S)      N/A      N/A     N/A     N/A    7.17   12.09    12.09      N/A         9.58
--------------------------------------------------------------------------------------------------------------------------------
 International Equity (Serv. Class)(S)       N/A      N/A     N/A     N/A    6.86   11.59    11.59      N/A         9.17
--------------------------------------------------------------------------------------------------------------------------------
 Multi-Asset (Instl. Class)+               17.90     7.09    8.79   -0.86   26.81   16.16    16.16    11.22        12.29
--------------------------------------------------------------------------------------------------------------------------------
 Multi-Asset (Serv. Class)*                17.90     7.09    8.79   -0.86   26.70   15.89    15.89    11.14        12.23
--------------------------------------------------------------------------------------------------------------------------------
 Value Equity (Instl. Class)+              36.60    20.71   14.90    1.22   29.42   22.41    22.41    17.34        20.33
--------------------------------------------------------------------------------------------------------------------------------
 Value Equity (Serv. Class)*               36.60    20.71   14.90    1.22   29.32   22.10    22.10    17.26        20.26
--------------------------------------------------------------------------------------------------------------------------------

 Income Funds
--------------------------------------------------------------------------------------------------------------------------------
 Bond (Instl. Class)+                      14.00%    6.39%   9.74%  -3.31%  17.88%   2.80%    2.80%    6.47%        7.68%
--------------------------------------------------------------------------------------------------------------------------------
 Bond (Serv. Class)*                       14.00     6.39    9.74   -3.31   17.55    2.62     2.62     6.37         7.60
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Bond (Instl. Class)+              14.70     7.09    9.64   -3.44   18.07    2.55     2.55     6.54         7.85
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Bond (Serv. Class)*               14.70     7.09    9.64   -3.44   17.97    2.34     2.34     6.48         7.80
--------------------------------------------------------------------------------------------------------------------------------
 International Bond (Instl. Class)(S)        N/A      N/A     N/A     N/A   18.46   14.32    14.32      N/A        16.32
--------------------------------------------------------------------------------------------------------------------------------
 International Bond (Serv. Class)(S)         N/A      N/A     N/A     N/A   18.26   14.08    14.08      N/A        16.10
--------------------------------------------------------------------------------------------------------------------------------
 Money Market++ (Instl. Class)+             5.95     3.66    2.89    3.88    5.63    5.11     5.11     4.23         4.51
--------------------------------------------------------------------------------------------------------------------------------
 Money Market++ (Serv. Class)*              5.95     3.66    2.89    3.88    5.46    4.85     4.85     4.14         4.44
--------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond (Instl. Class)+           11.30     5.94    5.67    0.11   10.27    4.81     4.81     5.31         6.28
--------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond (Serv. Class)*            11.30     5.94    5.67    0.11   10.07    4.46     4.46     5.20         6.19
--------------------------------------------------------------------------------------------------------------------------------

* Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

+ The inception date of these Institutional Class shares and the date such shares were first offered to the public is 1/2/91.

(S) The inception date of the International Equity Fund and International Bond Fund shares and the date such shares were first offered to the public is 1/1/95.

** The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

++ The Money Market Fund-Institutional Class had an effective 7-day yield of 5.16% with an average 7-day yield of 5.04%, both as of 12/31/96. The Money Market Fund-Service Class had an effective 7-day yield of 4.91% with an average 7-day yield of 4.79%, both as of 12/31/96. The Administrator has agreed to assume a portion of the expenses for this Fund. Had certain expenses not been assumed by the Administrator, the effective 7-day yield and the average 7-day yield would have been 5.02% and 4.90%, respectively, for the Institutional Class and 4.76% and 4.65%, respectively, for the Service Class.

    Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    Performance figures for each Fund reflect the waiver (through 1993 for the Value Equity Fund and Growth Equity Fund) of a portion of New York Life Insurance Company's fees (up to the amount of such fees), received as Administrator for each Fund, to the extent necessary to limit the total operating expenses of such Funds. As a result, total return figures, which take into account this fee waiver, would have been lower had New York Life not waived its administrative fees.

    The Funds currently offer two Classes of shares. Investors should consider, when deciding whether to purchase a particular Class of shares, the services desired and other relevant factors.

    See prospectus for more detailed information. The Funds' prospectus contains more information about advisory fees, other expenses and share classes. Please read it carefully before you invest or send money.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.



================================================================================

TABLE OF CONTENTS


Contents
Chairperson's Letter  2


PORTFOLIO MANAGERS' INTERVIEWS & COMMENTS
&
FINANCIAL STATEMENTS


EQUITY FUNDS
EAFE Index Fund  3
Growth Equity Fund  18
Indexed Equity Fund  27
International Equity Fund  41
Multi-Asset Fund  54
Value Equity Fund  70

INCOME FUNDS
Bond Fund  79
Indexed Bond Fund  89
International Bond Fund  98
Money Market Fund  107
Short-Term Bond Fund  115

Note 1 Organization and Business  124
Note 2 Significant Accounting Policies  125
Note 3 Fees and Related Party Policies  130
Note 4 Federal Income Tax  132
Note 5 Financial Investments  133
Note 6 Purchase and Sales of Securities  134
Note 7 Capital Share Transactions  134

Report of Independent Accountants  136

CHAIRPERSON'S LETTER
================================================================================

REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

The undisputed story of 1996 was the remarkable momentum of the equity market. The bond market took a back seat while the financial community and investors watched the U.S. stock market soar by 23%.* The Dow Jones Industrial Average broke 6,600. Exciting new companies entered the markets and received overwhelming public support. New trends--the Internet, for one--gave rise to new waves of optimism. Assets in mutual funds surpassed all the gold in both Fort Knox and the New York Federal Reserve combined.

[PHOTO OF ALICE T. KANE, CHAIRPERSON APPEARS HERE]

Strong performance is important, but we shouldn't lose sight of what must be consistent in any investment climate: the philosophy, the strategies, the work ethic, the education, and the communication between a mutual fund company and its investors. It shouldn't be assumed that the market will continue at this pace--even though past successes will cause some to think it will. It is important to remember that mutual fund investing isn't about timing markets, it's about setting realistic goals and plotting a long term course to help you get there.

That's where MainStay(R) comes in. It's a name that stands for working to stay the course no matter what the conditions. We know you depend on us to remain steadfast in our vigilance, to do the research, make prudent choices, and provide timely, accurate, and useful information. However, staying steady doesn't mean standing pat. So we continue to work at creating simplicity, and going beyond providing information, to providing understanding. For example, our simplified prospectus is unlike any other in the industry, and we've been complimented in the press for our series of educational brochures, such as Navigating through the Star Ratings and What Is The S&P 500 ... And What Can It Tell Me About My Investments?

We at MainStay have a responsibility to help you, our investors, stay informed and to be in a position to make intelligent decisions. One way we are doing this is through the comprehensive Internet site that we launched on the World Wide Web in November of 1996. Our goal is to make fund and investment information available to you 24 hours a day, 7 days a week. The site features extensive information about all of our Funds, daily net asset values and easy-to-read material on retirement plan investing. Our Internet address is: http://www.mainstayfunds.com. Visit us often, and e-mail us from any page in the site with your questions, comments and requests.

No one can promise 1997 will be a repeat of 1996 because the market is ever-changing. But we at MainStay can promise to continue managing funds to seek downside protection as well as upside performance. We'll be with you to help stay the course toward your investment horizons.

Wishing you all the best,

/s/ Alice T. Kane

Alice T. Kane
January 1997

--------------------------------------------------------------------------------
* As measured by the S&P 500 Stock Index. The S&P 500 Stock Index is a registered trademark of Standard & Poor's Corporation. The S&P 500 Stock Index is an unmanaged index that is considered representative of the U.S. stock market.

PORTFOLIO MANAGERS' INTERVIEWS & COMMENTS


EAFE INDEX FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . Many stock markets around the globe provided double-digit returns for the 12 months ended 12/31/96, with several markets outperforming the S&P 500 Stock Index+ return of 22.94%

 . Japan, the world's second largest equity market, declined 4.92% in local terms and was down a full 15.50% when the results were translated into dollars

 . Outstanding returns were recorded in Spain, Sweden, Finland, Norway, and the U.K.

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . For the year ended 12/31/96, the MainStay Institutional EAFE Index Fund returned 6.45% and 6.37% for Institutional Class shares and Service Class shares, respectively

 . Throughout the year, the Fund closely tracked its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Far East, Australia (EAFE) Index(S)

--------------------------------------------------------------------------------
Inflation   An increase in the cost of goods and services over time.
Bourse The French term for stock exchange is sometimes used as a general term to refer to European stock exchanges in general.

Weighting   The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is larger than the country's securities are to the market or index as a whole.

Bullish/Bearish   A bull market occurs when stock prices are rising, a bear
market occurs when stock prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.
--------------------------------------------------------------------------------

In 1996, many of the world's stock markets provided outstanding returns. Strengthening economies across Europe combined with low inflation to push prices on local bourses higher. While several European countries even outperformed the 22.94% return of the S&P 500 Stock Index, Japanese stocks had a severely negative impact on the Morgan Stanley Capital International EAFE Index for the year.

With the yen falling relative to the dollar, the earnings outlook for many export-oriented Japanese companies looked good in the first half, as Japanese stock prices rose 7.53% in local terms. But when expected economic improvements in Japan failed to materialize and its banking sector suffered major setbacks, Japanese stocks ended the year down 4.92% in local terms. Unfortunately for American investors, however, the weak yen resulted in a 15.50% loss, when translated into U.S. dollars.

European stock markets did considerably better. Spain was up 40.05%, Finland gained 33.94%, Norway advanced 28.63%, Sweden rose 37.21%, and the U.K. was up 27.42% (all translated into U.S. dollars) for the year. These strong results boosted the return on the MSCI EAFE Index to 6.05% for the 12 months ended 12/31/96.
--------------------------------------------------------------------------------
+ The S&P 500 Stock Index is a registered trademark of Standard & Poor's Corporation. The S&P 500 Stock Index is an unmanaged index that is considered representative of the U.S. stock market.

(S) The MSCI EAFE Index is an unmanaged index generally considered representative of the international stock market.

================================================================================

Given this context, how did the MainStay Institutional EAFE Index Fund do?

For the 12 months ended 12/31/96, the MainStay Institutional EAFE Index Fund returned 6.45% and 6.37% for Institutional Class shares and Service Class shares, respectively. Both share classes slightly outperformed their benchmark Index, but underperformed the average Lipper* international fund, which returned 11.78% over the same period.

Why was there such a gap between the Fund and its Lipper peers?

The Fund seeks to track the makeup and performance of the EAFE Index, which is heavily weighted in Japanese stocks. Since the Fund's weightings are determined by those of the Index, we did not have the option of reducing our exposure to Japanese equities, as many strategically managed international funds did during the year. While heavy participation in any declining market will be negative for the portfolio as a whole, the Fund is also designed to participate heavily in the Japanese market in any year in which it may rise, which may have a positive effect on performance.

Which markets receive the heaviest weightings in the EAFE Index?

Japan is the world's second largest stock market and the largest market in the Index, accounting for 31.9% of its investments. The United Kingdom represents the largest European market, accounting for 18.6% of the Index, and contributed significantly to the Fund's positive performance. While Spain and the Scandinavian markets had excellent returns, their individual weightings in the portfolio are smaller, which affected the significance of their impact on overall performance.

Why did Japanese stocks do so poorly?

Although Japan was well positioned for an economic recovery, investors were generally bearish on the market, perhaps waiting for additional signs that investments there will be rewarded. The banking sector was severely battered in 1996, suffering the effects of bad loans made in previous years, which helped bring Japanese stocks into negative territory. Unfortunately, the negative returns were compounded by unfavorable currency relationships. When the dollar is strong and the yen is weak, international investors may experience additional losses when returns in a weak currency are translated into U.S. dollars.

What's your outlook for 1997?

We remain optimistic and continue to believe that international equities represent a sound way for investors to diversify their portfolios as they pursue higher return potential.

James A. Mehling, CFA
Portfolio Manager

Note: Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.
--------------------------------------------------------------------------------
   Past performance is no guarantee of future results.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

   Unlike other funds which generally seek to "beat" the market, index funds seek to "match" their respective indices.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      EAFE INDEX FUND VS MSCI EAFE INDEX

                          INSTITUTIONAL CLASS SHARES

                DATE         EAFE INDEX FUND       MSCI EAFE INDEX
                ----         ---------------       ---------------
              1/2/91             10,000                 10,000
                                 10,630                 10,752
                                 10,180                 10,173
                                 10,930                 11,055
                  91             11,010                 11,249
                                  9,665                  9,923
                                  9,866                 10,142
                                 10,027                 10,304
                  92              9,665                  9,916
                                 10,681                 11,114
                                 11,635                 12,241
                                 12,427                 13,062
                  93             12,464                 13,183
                                 12,858                 13,652
                                 13,542                 14,359
                                 13,521                 14,382
                  94             13,315                 14,246
                                 13,526                 14,522
                                 13,547                 14,639
                                 14,043                 15,261
                  95             14,518                 15,891
                                 14,989                 16,362
                                 15,247                 16,633
                                 15,235                 16,625
            12/31/96             15,453                 16,591

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      EAFE INDEX FUND VS MSCI EAFE INDEX

                             SERVICE CLASS SHARES

                DATE         EAFE INDEX FUND       MSCI EAFE INDEX
                ----         ---------------       ---------------
              1/2/91             10,000                 10,000
                                 10,630                 10,752
                                 10,180                 10,173
                                 10,930                 11,055
                  91             11,010                 11,249
                                  9,665                  9,923
                                  9,866                 10,142
                                 10,027                 10,304
                  92              9,665                  9,916
                                 10,681                 11,114
                                 11,635                 12,241
                                 12,427                 13,062
                  93             12,464                 13,183
                                 12,858                 13,652
                                 13,542                 14,359
                                 13,521                 14,382
                  94             13,315                 14,246
                                 13,537                 14,522
                                 13,547                 14,639
                                 14,011                 15,261
                  95             14,465                 15,891
                                 14,947                 16,362
                                 15,182                 16,633
                                 15,150                 16,625
            12/31/96             15,385                 16,591

 . EAFE Index Fund --MSCI EAFE Index
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                           Total Return*                  SEC Average Annual Total Return*
PERFORMANCE                           as of December 31, 1996                 as of December 31, 1996
------------------------------------------------------------------------------------------------------------------
                                            Year to Date               One Year    Five Year    Since Inception
------------------------------------------------------------------------------------------------------------------
EAFE Index Fund Institutional Class             6.45%                    6.45%       7.02%          7.52%
EAFE Index Fund Service Class**                 6.37%                    6.37%       6.92%          7.44%
Average Lipper International Fund              11.78%                   11.78%      10.09%         10.56%
MSCI EAFE Index                                 6.05%                    6.05%       8.15%          8.81%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                        Date             Total Return %
                        ----             --------------
                        1991                10.10
                        1992               -12.22
                        1993                28.97
                        1994                 6.83
                        1995                 9.03
                        1996                 6.45

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 .  Common Stocks         97.72%
 .  Cash & Equivalents     1.83%
 .  Other                  0.45%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Toyota Motor Corp.             1.86%
2.  Royal Dutch Petroleum Co.      1.46%
3.  Bank of Tokyo-Mitsubishi       1.39%
4.  Novartis AG                    1.31%
5.  British Petroleum Co. PLC.     1.27%
6.  Roche Holding AG-Bearer        1.00%
7.  Glaxo Wellcome PLC.            0.93%
8.  Bayer AG                       0.86%
9.  Deutsche Telekom AG            0.82%
10. Nestle SA                      0.78%

--------------------------------------------------------------------------------

Top 10 Countries
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Japan                         32.00%
2.  United Kingdom                18.62%
3.  Germany                        7.69%
4.  France                         6.72%
5.  Switzerland                    5.71%
6.  Netherlands                    4.42%
7.  Hong Kong                      3.69%
8.  Australia                      2.94%
9.  Italy                          2.86%
10. Malaysia                       2.37%

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    Unlike other funds which generally seek to "beat" the market, index funds seek to "match" their respective indices.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (97.7%)+

                                                            SHARES     VALUE
                                                            -------------------
AUSTRALIA (2.9%)
Boral, Ltd. (building materials & components)..............  12,500 $    35,543
Broken Hill Proprietary Co., Ltd. (energy sources).........  17,270     245,804
Coles Myer, Ltd. (merchandising)...........................  40,137     165,132
CRA, Ltd. (metals-nonferrous)..............................  16,447     258,004
National Australia Bank, Ltd. (banking)....................  42,900     504,285
News Corp., Ltd.
 (broadcasting & publishing)...............................  33,000     174,035
Pacific Dunlop, Ltd.
 (multi-industry)..........................................  25,200      64,048
Pioneer International, Ltd. (building materials &
 components)...............................................  42,400     126,284
Plutonic Resources, Ltd.
 (metals-nonferrous).......................................  14,000      65,048
Smith (Howard), Ltd.
 (multi-industry)..........................................  20,900     171,809
Sydney Harbour Casino Holdings, Ltd. (leisure & tourism)
 (a).......................................................  40,000      61,632
Westpac Banking Corp., Ltd. (banking)......................  70,800     402,625
WMC, Ltd. (metals-nonferrous)..............................  44,600     280,909
                                                                    -----------
                                                                      2,555,158
                                                                    -----------
AUSTRIA (0.5%)
Bank Austria AG (banking)..................................   1,750     129,157
Creditanstalt-Bankverein Stamm AG (banking)................     700      47,336
EA-Generali AG (insurance).................................     500     147,608
Flughafen Wien AG
 (transportation-airlines).................................   2,700     137,496
                                                                    -----------
                                                                        461,597
                                                                    -----------
BELGIUM (1.3%)
Electrabel SA
 (utilities-electrical & gas)..............................   1,800     425,569
Fortis AG (financial services).............................   3,200     512,774
PetroFina SA (energy sources)..............................     820     260,731
                                                                    -----------
                                                                      1,199,074
                                                                    -----------
DENMARK (0.9%)
Dampskibsselskabet AF 1912 Class B (transportation-
 shipping).................................................       7     179,779
Dampskibsselskabet Svendborg AS Class B (transportation-
 shipping).................................................       4     149,858
Den Danske Bank (banking)..................................   1,800     144,942
FLS Industries AS Class B
 (machinery & engineering).................................     700      89,593
Novo Nordisk AS Class B
 (health & personal care)..................................   1,400     263,439
                                                                    -----------
                                                                        827,611
                                                                    -----------
FINLAND (0.9%)
Kesko
 (food & household products)...............................   3,400      47,876

--------
+ Percentages indicated are based on Fund net assets.

                                                             SHARES     VALUE
                                                             -------------------
FINLAND (Continued)
Kone Corp. Class B
 (transportation-shipping).................................    1,900 $   209,416
Metra Oy Class B
 (machinery & engineering).................................    2,300     128,748
Nokia AB Class A (electronic components & instruments).....    5,200     301,010
Pohjola Insurance Group Class B (insurance)................    4,600     103,297
                                                                     -----------
                                                                         790,347
                                                                     -----------
FRANCE (6.7%)
Alcatel Alsthom, SA
 (electrical & electronics)................................    2,500     200,433
AXA, SA (insurance)........................................    5,000     317,385
Carrefour, SA
 (food & household products)...............................      600     389,633
Compagnie de Saint Gobain, SA (miscellaneous-materials &
 components)...............................................    1,670     235,784
Compagnie Financiere de Paribas, SA Class A (banking)......    3,400     229,490
Compagnie Generale de
 Geophysique, SA
 (energy equipment & service) (a)..........................      300      20,774
Compagnie Generale des Eaux, SA (business & public
 services).................................................    2,572     318,115
Credit National, SA (banking)..............................    2,744     157,713
Dollfus-Mieg & Cie, SA
 (textiles & apparel)......................................    2,450      59,285
Elf Aquitaine, SA (energy sources).........................    4,800     436,075
Etablissements Economiques du Casino Guichard-Perrachon, SA
 (merchandising)...........................................    6,100     283,484
Groupe Danone, SA
 (food & household products)...............................    1,675     232,946
Lafarge, SA (building materials & components)..............    1,936     115,928
L'Air Liquide, SA (chemicals)..............................    2,894     450,905
L'Oreal, SA
 (health & personal care)..................................    1,430     537,480
LVMH (Moet Hennessy Louis Vuitton), SA
 (beverages & tobacco).....................................    2,310     643,847
Michelin (CGDE), SA Class B (industrial components)........    3,200     172,411
PSA Peugeot, SA (automobiles)..............................    1,150     129,185
Sanofi, SA (health & personal care)........................    4,040     400,989
Schneider, SA
 (electrical & electronics)................................    3,000     138,437
Societe Generale, SA (banking).............................    1,600     172,657
Total, SA Class B
 (oil/gas-exploration).....................................    3,000     243,521
Union des Assurances de Paris, SA (insurance)..............    5,000     124,549
                                                                     -----------
                                                                       6,011,026
                                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                             SHARES     VALUE
                                                             -------------------
GERMANY (7.7%)
AGIV AG fuer Industrie und Verkehrswesen
 (multi-industry) (a)......................................    5,000 $    72,999
Allianz AG Holding (insurance).............................      272     488,895
BASF AG (chemicals)........................................   16,500     631,688
Bayer AG (chemicals).......................................   19,000     769,931
Bayerische Hypotheken-und
 Wechsel-Bank AG (banking).................................   12,450     374,846
Bayerische Vereinsbank AG (banking)........................    6,630     268,451
Beiersdorf AG
 (health & personal care)..................................    3,000     148,529
Daimler-Benz AG (automobiles) (a)..........................    9,000     616,114
Deutsche Bank AG (banking).................................    4,100     191,018
Deutsche Telekom AG (telecommunications) (a)...............   35,000     729,018
Dresdner Bank AG (banking).................................      600      17,909
Heidelberger Zement AG (building materials & components)...    1,100      88,650
Hochtief AG
 (construction & housing)..................................    3,500     137,401
Mannesmann AG
 (machinery & engineering).................................      860     369,534
Muenchener Rueckversicherungs-Gesellschaft AG Registered
 (insurance)...............................................      150     363,537
RWE AG (utilities-electrical & gas)........................    8,400     351,019
Siemens AG
 (electrical & electronics)................................   11,500     532,947
STRABAG AG
 (construction & housing) (a)..............................      900      57,815
VEBA AG (utilities-electrical & gas).......................    6,900     396,240
Viag AG (multi-industry)...................................      700     273,667
                                                                     -----------
                                                                       6,880,208
                                                                     -----------
HONG KONG (3.7%)
Cathay Pacific Airways, Ltd. (transportation-airlines).....   90,000     141,948
Cheung Kong (Holdings), Ltd. (construction & housing)......   40,000     355,524
China Light & Power Co., Ltd. (utilities-electrical & gas).   31,200     138,756
Chinese Estates Holdings, Ltd.
 (multi-industry)..........................................   60,000      66,708
Hang Lung Development Co.
 (multi-industry)..........................................   38,000      83,516
Hang Seng Bank, Ltd. (banking).............................   32,000     388,880
Hong Kong & China Gas Co., Ltd. (utilities-electrical &
 gas)......................................................   73,613     142,271
Hong Kong Telecommunications, Ltd. (telecommunications)....  185,000     297,757
Hopewell Holdings, Ltd. (construction & housing)...........  100,000      64,640
Hutchison Whampoa, Ltd.
 (multi-industry)..........................................   69,000     541,919

                                                             SHARES     VALUE
                                                             -------------------
HONG KONG (Continued)
Miramar Hotel & Investment, Ltd. (leisure & tourism)........  50,000 $   100,190
New World Development Co., Ltd. (multi-industry)............  34,000     229,670
Shangri-La Asia, Ltd.
 (multi-industry)...........................................  60,000      88,812
Sun Hung Kai Properties, Ltd. (construction & housing)......  33,000     404,234
Swire Pacific, Ltd. Class A
 (multi-industry)...........................................  19,500     185,923
Winsor Industrial Corp., Ltd.
 (textiles & apparel)....................................... 300,000      70,200
                                                                     -----------
                                                                       3,300,948
                                                                     -----------
IRELAND (0.5%)
Allied Irish Banks PLC (banking)............................  12,000      79,615
Independent Newspapers PLC (broadcasting & publishing)......  50,000     254,555
Irish Life PLC (insurance)..................................  15,000      69,561
                                                                     -----------
                                                                         403,731
                                                                     -----------
ITALY (2.8%)
Alleanza Assicurazioni S.p.A. di Risp (insurance)...........      63         316
Assicurazioni Generali S.p.A. (insurance)...................  13,310     251,668
Banca Commerciale Italiana S.p.A. (banking).................  48,500      88,032
Bulgari S.p.A. (recreation &
 other consumer goods)......................................   5,000     101,282
Cementir S.p.A. (building materials & components)...........  62,000      39,593
Credito Italiano S.p.A. (banking)...........................  66,000      72,310
Edison S.p.A. (energy sources)..............................  18,200     114,909
Ente Nazionale Idrocarburi S.p.A. (energy sources).......... 110,000     563,200
Fiat S.p.A. (automobiles)...................................  56,000     169,047
Finanziaria Autogrill S.p.A.
 (food & household products) (a)............................  45,000      43,502
Istituto Mobiliare Italiano S.p.A. (banking)................   9,600      82,078
Istituto Nazionale delle Assicurazioni S.p.A. (insurance)...  65,700      85,377
Magneti Marelli S.p.A. (automobiles)........................  53,000      65,704
Mediobanca S.p.A.
 (financial services).......................................  19,850     106,853
Montedison S.p.A.
 (multi-industry) (a)....................................... 100,800      68,544
Pirelli S.p.A. (beverages & tobacco)........................  72,000     133,294
Snia BPD S.p.A. (multi-industry)............................  50,400      52,038
Telecom Italia S.p.A. (telecommunications)..................  90,000     233,208
Telecom Italia Mobile S.p.A. (telecommunications)...........  90,000     226,989
                                                                     -----------
                                                                       2,497,944
                                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                             SHARES     VALUE
                                                             -------------------
JAPAN (31.9%)
Acom Co., Ltd. (financial services)........................    3,000 $   127,682
Ajinomoto Co., Inc.
 (food & household products)...............................    5,000      50,831
Arabian Oil Co., Ltd.
 (energy sources)..........................................    2,000      74,093
Asahi Bank, Ltd. (banking).................................   38,000     337,208
Asahi Breweries, Ltd.
 (beverages & tobacco).....................................   14,000     144,739
Asahi Chemical Industry Co., Ltd. (chemicals)..............   46,000     259,978
Asahi Glass Co., Ltd. (miscellaneous-materials &
 components)...............................................   12,000     112,690
Ashikaga Bank, Ltd. (banking)..............................   19,000      91,504
Bank of Tokyo-Mitsubishi, Ltd. (banking)...................   67,000   1,241,061
Bank of Yokohama, Ltd. (banking)...........................   11,000      71,078
Bridgestone Corp.
 (industrial components)...................................   10,000     189,540
Brother Industries, Ltd. (appliances & household durables).   22,000      94,769
Canon, Inc. (recreation &
 other consumer goods).....................................   18,000     397,001
Chiba Bank, Ltd. (banking).................................   25,000     170,155
Chichibu Onoda Cement Corp. (building materials &
 components)...............................................   22,000      93,443
Chiyoda Corp. (machinery & engineering)....................    5,000      32,351
Chugai Pharmaceutical Co., Ltd. (health & personal care)...   10,000      83,570
Citizen Watch Co., Ltd. (recreation & other consumer
 goods)....................................................   19,000     135,865
Dai Nippon Printing Co., Ltd. (business & public services).   10,000     174,894
Daiei, Inc. (merchandising)................................   17,000     129,620
Daikin Industries, Ltd.
 (machinery & engineering).................................    6,000      53,243
Dainippon Ink & Chemical, Inc. (chemicals).................   33,000     121,968
Daiwa House Industry Co., Ltd. (construction & housing)....    8,000     102,696
Daiwa Securities Co., Ltd.
 (financial services)......................................   23,000     204,100
Denso Corp.
 (industrial components)...................................   23,000     552,856
East Japan Railway Co. (transportation-road & rail)........       65     291,764
Ebara Corp.
 (machinery & engineering).................................    6,000      78,056
Eisai Co., Ltd.
 (health & personal care)..................................    6,000     117,860
Fanuc, Ltd. (electronic
 components & instruments).................................    5,000     159,817
Fuji Bank, Ltd. (banking)..................................   44,000     640,644
Fuji Photo Film, Ltd. (recreation & other consumer goods)..   13,000     427,844

                                                            SHARES     VALUE
                                                            -------------------
JAPAN (Continued)
Fujitsu, Ltd. (data processing & reproduction).............  31,000 $   288,446
Furukawa Electric Co.
 (industrial components)...................................  15,000      70,949
Gakken Co.
 (broadcasting & publishing)...............................  13,000      73,360
Gunma Bank (banking).......................................  14,000     121,822
Hitachi Corp., Ltd.
 (electrical & electronics)................................  57,000     530,368
Hitachi Zosen Corp. (metals-steel).........................  20,000      77,538
Hokuriku Bank (banking)....................................  27,000     132,125
Honda Motor Co., Ltd. (automobiles)........................  19,000     541,827
Industrial Bank of Japan, Ltd. (banking)...................  36,000     623,416
Ito-Yokado Co., Ltd. (merchandising).......................   7,000     303,954
Japan Airlines Co.
 (transportation-airlines) (a).............................  36,000     190,746
Japan Energy Corp. (energy sources)........................  34,000      92,269
Japan Steel Works (metals-steel) (a).......................  58,000     131,915
Joyo Bank (banking)........................................  18,800     113,056
Kajima Corp.
 (construction & housing)..................................  20,000     142,672
Kamigumi Co., Ltd.
 (business & public services)..............................  22,000     144,049
Kansai Electric Power Co., Inc. (utilities-electrical &
 gas)......................................................   8,800     181,958
Kao Corp.
 (food & household products)...............................   4,000      46,524
Kawasaki Heavy Industries (construction & housing).........  22,000      90,790
Kawasaki Steel Corp. (metals-steel)........................  66,000     189,347
Keihin Electric Express Railway (transportation-road &
 rail).....................................................  16,000      73,197
Kinki Nippon Railway
 (transportation-road & rail)..............................  55,000     342,589
Kirin Brewery Co., Ltd.
 (beverages & tobacco).....................................  14,000     137,502
Komatsu, Ltd.
 (machinery & engineering).................................  15,000     122,771
Kubota Corp.
 (machinery & engineering).................................  39,000     187,824
Kumagai Gumi Co., Ltd. (construction & housing)............  33,000      81,596
Kurabo Industries
 (textiles & apparel)......................................  15,000      42,647
Kyocera Corp. (electronic components & instruments)........   3,000     186,611
Kyowa Hakko Kogyo
 (health & personal care)..................................   8,000      60,928
Makita Corp.
 (electrical & electronics)................................   8,000     111,656
Marubeni Corp.
 (wholesale & international trade).........................  16,000      68,648
Marui Co., Ltd. (merchandising)............................   8,000     144,050

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                            -------------------
JAPAN (Continued)
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables).......................................  32,000 $   521,062
Mitsubishi Chemical Corp. (chemicals)......................  30,000      96,924
Mitsubishi Corp.
 (wholesale & international trade).........................  28,000     289,478
Mitsubishi Estate Co., Ltd. (construction & housing).......  19,000     194,796
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering)..............................................  72,000     570,686
Mitsubishi Oil Co., Ltd.
 (energy sources)..........................................   8,000      47,764
Mitsubishi Trust & Banking Co. (financial services)........  23,000     307,142
Mitsui & Co.
 (wholesale & international trade).........................  23,000     186,265
Mitsui Fudosan Co.
 (construction & housing)..................................  15,000     149,909
Mitsui Marine & Fire Insurance Co., Ltd. (insurance).......   9,000      48,307
Mitsui O.S.K. Lines, Ltd. (transportation-shipping) (a)....  49,000     116,934
Mitsui Trust & Banking Co.
 (financial services)......................................  25,000     194,925
Mitsukoshi, Ltd. (merchandising)...........................  24,000     169,966
NEC Corp.
 (electrical & electronics)................................  27,000     325,663
NGK Insulators, Ltd.
 (industrial components)...................................  11,000     104,247
Niigata Engineering Co., Ltd. (machinery & engineering)
 (a).......................................................  11,000      30,705
Nikon Corp. (multi-industry)...............................   9,000     111,657
Nippon Express Co., Ltd. (transportation-road & rail)......  32,000     218,899
Nippon Fire & Marine Insurance (insurance).................  15,000      67,847
Nippon Light Metal Co.
 (metals-nonferrous).......................................  22,000      90,220
Nippon Meat Packers, Inc.
 (food & household products)...............................  12,000     155,078
Nippon Oil Co., Ltd.
 (energy sources)..........................................  17,000      87,145
Nippon Steel Corp. (metals-steel)..........................  83,000     244,551
Nissan Motor Co., Ltd. (automobiles).......................  42,000     243,163
Nisshinbo Industries, Inc.
 (textiles & apparel)......................................  17,000     132,109
Nissin Food Products Co., Ltd.
 (food & household products)...............................   9,000     191,522
NKK Corp. (metals-steel) (a)...............................  66,000     148,408
Nomura Securities Co., Ltd.
 (financial services)......................................  30,000     449,727
Obayashi Corp.
 (construction & housing)..................................  28,000     188,644
Oji Paper Co., Ltd.
 (forest products & paper).................................  27,000     170,508

                                                             SHARES     VALUE
                                                             -------------------
JAPAN (Continued)
Olympus Optical Co., Ltd.
 (recreation & other
 consumer goods)...........................................   20,000 $   189,540
Orient Corp. (financial services)..........................   30,000     161,022
Osaka Gas Co.
 (utilities-electrical & gas)..............................   15,000      40,967
Penta-Ocean Construction (construction & housing)..........   10,000      44,455
Pioneer Electronic Corp. (appliances & household durables).    5,000      95,201
Sakura Bank, Ltd. (banking)................................   48,000     342,413
Sankyo Co., Ltd.
 (health & personal care)..................................   11,000     310,847
Sanrio Co., Ltd.
 (business & public services) (a)..........................    5,000      40,277
Sanyo Electric Co., Ltd. (appliances & household durables).   32,000     132,333
Sapporo Breweries
 (beverages & tobacco).....................................   28,000     231,582
Sato Kogyo Co.
 (construction & housing)..................................   12,000      41,767
Sharp Corp. (appliances &
 household durables).......................................   18,000     255,879
Shimizu Corp.
 (construction & housing)..................................   18,000     134,141
Shin-Etsu Chemical Co. (chemicals).........................   11,000     199,965
Shionogi & Co.
 (health & personal care)..................................    9,000      64,125
Shiseido Co., Ltd.
 (health & personal care)..................................   13,000     150,081
Shizuoka Bank (banking)....................................   16,000     169,552
Sony Corp. (appliances &
 household durables).......................................    5,400     353,114
Sumitomo Bank, Ltd. (banking)..............................   46,000     661,839
Sumitomo Chemical Co.
 (chemicals)...............................................   30,000     118,635
Sumitomo Corp.
 (wholesale & international trade).........................   34,000     267,441
Sumitomo Electric Industries (industrial components).......   21,000     293,097
Sumitomo Marine & Fire Insurance Co. (insurance)...........    9,000      55,828
Sumitomo Metal Industries, Ltd. (metals-nonferrous)........   38,000      93,305
Sumitomo Metal Mining Co.
 (metals-steel)............................................   14,000      94,200
Taisei Corp.
 (construction & housing)..................................   15,000      77,538
Taisho Pharmaceutical Co.
 (health & personal care)..................................   10,000     235,202
Taiyo Yuden Co., Ltd. (electronic components &
 instruments)..............................................   11,000     153,527
Takashimaya Co. (merchandising)............................   13,000     155,681
Takeda Chemical Industries, Ltd. (health & personal care)..   13,000     272,163
Teikoku Oil Co. (energy sources)...........................   20,000     108,382
Tobu Railway Co., Ltd. (transportation-road & rail)........   16,000      78,158

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                             SHARES     VALUE
                                                             -------------------
JAPAN (Continued)
Tohoku Electric Power
 (utilities-electrical & gas)..............................    6,000 $   118,894
Tokai Bank (banking).......................................   29,000     302,316
Tokio Marine & Fire Insurance Co. (insurance)..............   34,000     319,287
Tokyo Dome Corp.
 (leisure & tourism).......................................    6,000     104,419
Tokyo Electric Power Co., Ltd. (utilities-electrical &
 gas)......................................................   13,100     286,671
Tokyo Electron, Ltd. (electronic components & instruments).    5,000     152,924
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas)..............................   68,000     183,954
Tokyo Steel Manufacturing Co., Ltd. (machinery &
 engineering)..............................................    7,000      99,509
Tokyu Corp.
 (transportation-road & rail)..............................   18,000     102,040
Toppan Printing Co., Ltd.
 (business & public services)..............................   22,000     274,833
Tostem Corp. (building materials & components).............    5,000     137,847
Toto, Ltd. (building materials & components)...............    6,000      68,234
Toyo Seikan Kaisha (miscellaneous-materials & components)..    6,000     144,223
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering)..............................................    4,000      74,782
Toyota Motor Corp. (automobiles)...........................   58,000   1,663,991
Ube Industries, Ltd. (miscellaneous-materials &
 components)...............................................   44,000     124,335
Uny Co., Ltd.
 (food & household products)...............................    7,000     127,854
Yamaha Corp. (recreation & other consumer goods)...........   11,000     186,697
Yamaichi Securities Co., Ltd. (financial services).........   10,000      44,369
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care).....................................................    2,000      41,010
Yasuda Trust & Banking
 (financial services)......................................   15,000      63,453
                                                                     -----------
                                                                      28,508,220
                                                                     -----------
MALAYSIA (2.4%)
Golden Hope Plantations Berhad (food & household products).   40,000      68,104
Hong Leong Properties Berhad (construction & housing)......   60,000      79,350
Kuala Lumpur Kepong Berhad
 (forest products & paper).................................   70,500     178,654
Leader Universal Holdings Berhad (electrical &
 electronics)..............................................   30,000      62,955
Malayan Banking Berhad (banking)...........................   22,000     243,910
Malaysia International Shipping Berhad Foreign Registered
 (transportation-shipping).................................   37,333     110,869
Malaysian Airline System Berhad (transportation-airlines)..   50,000     129,675

                                                            SHARES     VALUE
                                                            --------------------
MALAYSIA (Continued)
Malaysian Helicopter Services Berhad (transportation-
 airlines).................................................  11,600 $    13,779
Malaysian Resources Corp. Berhad (construction & housing)..  19,000      74,856
Metroplex Berhad
 (construction & housing)..................................  80,000      98,192
Multi-Purpose Holdings Berhad (multi-industry).............  27,000      52,385
Perlis Plantations Berhad
 (multi-industry)..........................................  31,250      97,131
Resorts World Berhad
 (leisure & tourism).......................................  18,000      81,963
Sime Darby Berhad (multi-industry).........................  80,000     315,184
Technology Resources Industries Berhad (multi-industry)
 (a).......................................................  29,000      57,182
Telekom Malaysia Berhad (telecommunications)...............  30,000     267,273
Tenaga Nasional Berhad
 (utilities-electrical & gas)..............................  39,000     186,853
                                                                    -----------
                                                                      2,118,315
                                                                    -----------
NETHERLANDS (4.4%)
ABN Amro Holding NV (banking)..............................   4,400     285,916
Elsevier NV
 (broadcasting & publishing)...............................  29,670     500,862
Hollandsche Beton Groep NV (construction & housing)........   1,000     206,910
ING Groep NV (insurance)...................................  15,482     556,720
Koninklijke Hoogovens CVA NV (metals-steel)................   1,000      41,625
Koninklijke KNP BT NV
 (forest products & paper).................................   3,200      69,745
Koninklijke Nedlloyd NV (transportation-shipping)..........   2,000      54,806
Koninklijke Pakhoed NV (transportation-shipping)...........   1,000      31,219
Philips Electronics NV (appliances & household durables)...   6,500     263,045
Royal Dutch Petroleum Co.
 (energy sources)..........................................   7,455   1,305,469
Stork NV (multi-industry)..................................   2,700      95,060
Unilever CVA NV
 (food & household products)...............................   3,083     544,686
                                                                    -----------
                                                                      3,956,063
                                                                    -----------
NEW ZEALAND (0.4%)
Carter Holt Harvey Ltd.
 (forest products & paper).................................  23,100      52,388
Fletcher Challenge Building (building materials &
 components)...............................................   8,775      26,969
Fletcher Challenge Energy
 (oil/gas-exploration).....................................   8,775      25,419
Fletcher Challenge Forests
 (forest products & paper).................................  30,174      50,523
Fletcher Challenge Paper
 (forest products & paper).................................  17,550      36,083

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                            -------------------
NEW ZEALAND (Continued)
Telecom Corp. of New Zealand Ltd. (telecommunications).....  32,000 $   163,235
                                                                    -----------
                                                                        354,617
                                                                    -----------
NORWAY (0.6%)
Christiania Bank Og Kreditkasse (banking)..................  35,000     110,719
Elkem ASA Class A
 (metals-nonferrous).......................................   5,600      92,524
Norsk Hydro ASA Class A
 (energy sources)..........................................   6,800     367,401
                                                                    -----------
                                                                        570,644
                                                                    -----------
SINGAPORE (1.3%)
City Developments, Ltd.
 (real estate).............................................  29,000     261,217
Development Bank of Singapore, Ltd. Foreign Registered
 (banking).................................................   8,750     118,224
First Capital Corp., Ltd.
 (multi-industry)..........................................  24,000      72,403
Goldtron, Ltd. (electronic components & instruments)....... 140,000      81,564
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines).................................  15,000     136,185
Singapore Technologies Industrial Corp. (multi-industry)...  15,000      37,532
Singapore Telecommunications, Ltd. (telecommunications)....  92,000     217,037
United Overseas Bank, Ltd.
 Foreign Registered (banking)..............................  20,250     225,832
Van der Horst, Ltd.
 (machinery & engineering).................................   7,000      29,274
                                                                    -----------
                                                                      1,179,268
                                                                    -----------
SPAIN (2.3%)
Banco de Bilbao Vizcaya, SA, Registered (banking)..........   6,367     343,130
Banco de Santander, SA (banking)...........................   3,100     198,047
Banco Espanol de Credito, SA (Banesto) (banking) (a).......   1,033       7,981
Compania Sevillana de Electricidad, SA (utilities-
 electrical & gas).........................................   6,049      68,593
Empresa Nacional de Celulosas, SA (forest products &
 paper)....................................................   3,000      35,864
Empresa Nacional de Electricidad, SA (utilities-electrical
 & gas)....................................................   4,300     305,455
Gas Natural SDG, SA
 (utilities-electrical & gas)..............................   1,200     278,608
Iberdrola, SA
 (utilities-electrical & gas)..............................  18,500     261,694
Repsol, SA (energy sources)................................   4,200     160,799
Telefonica de Espana, SA (telecommunications)..............  19,056     441,697
                                                                    -----------
                                                                      2,101,868
                                                                    -----------

                                                            SHARES     VALUE
                                                            -------------------
SWEDEN (2.2%)
ABB AB Series B
 (utilities-electrical & gas).............................    2,500 $   282,659
Astra AB Series A
 (health & personal care).................................    8,205     404,961
Stadshypotek AB Series A (banking)........................    3,000      82,161
Svenska Cellulosa AB Series B
 (forest products & paper)................................   10,000     202,840
Swedish Match AB
 (beverages & tobacco)....................................   26,030      91,493
Telefonaktiebolaget LM Ericsson Series B
 (telecommunications).....................................   19,672     607,904
Volvo AB Series B (automobiles)...........................   12,030     265,159
                                                                    -----------
                                                                      1,937,177
                                                                    -----------
SWITZERLAND (5.7%)
CS Holding AG Registered
 (financial services).....................................    3,750     384,015
Holderbank Financiere Glarus AG Bearer (building materials
 & components)............................................      134      95,406
Holderbank Financiere Glarus AG Registered (building
 materials & components)..................................    1,200     172,485
Jelmoli Holdings, Ltd. Bearer (merchandising) (a).........      300     165,336
Nestle SA Registered
 (food & household products)..............................      650     695,639
Novartis SA Bearer
 (health & personal care).................................      358     408,086
Novartis SA Registered
 (health & personal care).................................    1,027   1,172,917
Roche Holding AG Bearer
 (health & personal care).................................      115     892,013
Schindler Holding AG Participating Certificate
 (miscellaneous-materials & components)...................      125     135,452
Schindler Holding AG Registered (miscellaneous-materials &
 components)..............................................       75      76,524
Schweizerischer Bankverein Registered (banking)...........    1,220     231,239
SGS Societe Generale de Surveillance Holding SA Bearer
 (business & public services).............................      110     269,527
SGS Societe Generale de Surveillance Holding SA Registered
 (business & public services).............................      250     109,479
Sika Finanz AG Registered (building materials &
 components)..............................................    2,400      98,308
Societe Suisse pour la Microelectronique et Horlogerie AG
 Registered (recreation & other consumer goods)...........      500      71,124
Sulzer AG Participating Certificate (industrial
 components)..............................................      100      53,325

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                            -------------------
SWITZERLAND (Continued)
Sulzer AG Registered
 (industrial components)...................................     125 $    71,962
                                                                    -----------
                                                                      5,102,837
                                                                    -----------
UNITED KINGDOM (18.6%)
Abbey National PLC (insurance).............................  39,100     511,874
Associated British Foods PLC
 (food & household products)...............................  29,400     243,761
Barclays PLC (banking).....................................  25,211     431,650
Bass PLC (beverages & tobacco).............................  19,600     275,374
B.A.T. Industries PLC
 (beverages & tobacco).....................................  44,666     370,335
Boots Co. PLC (merchandising)..............................  19,101     196,941
British Gas PLC (energy sources)...........................  82,100     315,412
British Petroleum Co. PLC
 (energy sources)..........................................  94,427   1,131,953
British Sky Broadcasting Group PLC (broadcasting &
 publishing)...............................................  40,000     357,316
British Steel PLC (metals-steel)...........................  54,500     149,690
British Telecommunications PLC (telecommunications)........  99,095     668,990
BTR PLC (multi-industry)...................................  63,913     310,618
Cable & Wireless PLC (telecommunications)..................  40,976     340,441
Chubb Security PLC
 (business & public services)..............................  20,520     114,651
Coats Viyella PLC
 (textiles & apparel)......................................  55,900     127,228
Courtaulds PLC (chemicals).................................  12,663      85,271
De La Rue PLC
 (forest products & paper).................................  15,300     149,896
General Accident PLC (insurance)...........................  16,500     216,432
General Electric Co. PLC
 (electrical & electronics)................................  56,040     366,339
Glaxo Wellcome PLC
 (health & personal care)..................................  51,208     830,753
Granada Group PLC
 (leisure & tourism).......................................  11,410     168,217
Grand Metropolitan PLC
 (multi-industry)..........................................  48,764     383,032
Guardian Royal Exchange PLC (insurance)....................  31,700     151,621
Guinness PLC
 (beverages & tobacco).....................................  35,386     277,041
Hanson PLC (multi-industry)................................ 127,470     177,782
Harrisons & Crosfield PLC (miscellaneous-materials &
 components)...............................................  59,200     135,242
HSBC Holdings PLC (HK par) (financial services)............  28,300     616,026
Imperial Chemical Industries PLC (chemicals)...............  20,553     270,299
Imperial Tobacco Group PLC (beverages & tobacco)...........   3,747      24,174
Kingfisher PLC (merchandising).............................  16,000     172,909

                                                        SHARES     VALUE
                                                        ------------------------
UNITED KINGDOM (Continued)
Ladbroke Group PLC
 (leisure & tourism)...................................  65,000 $   256,952
LASMO PLC (energy sources).............................  29,400     119,740
Lloyds TSB Group PLC (banking).........................  73,328     540,217
Marks & Spencer PLC (merchandising)....................  67,789     569,590
National Grid Group PLC
 (utilities-electrical & gas)..........................  20,447      68,405
National Power PLC
 (utilities-electrical & gas)..........................  25,000     209,205
Next PLC (merchandising)...............................  15,000     145,674
Northern Electric PLC
 (utilities-electrical & gas)..........................   4,158      46,212
Prudential Corp. PLC (insurance).......................  38,200     321,300
Racal Electronic PLC
 (multi-industry)......................................  25,020     110,251
Rank Group PLC
 (leisure & tourism)...................................  40,500     301,834
Reuters Holdings PLC
 (broadcasting & publishing)...........................  37,000     475,835
Rolls-Royce PLC (aerospace & military technology)......  45,985     202,633
Royal & Sun Alliance Insurance Group PLC (insurance)...  26,461     201,281
Royal Bank of Scotland Group PLC (banking).............  25,900     249,756
RTZ Corp. PLC Registered
 (metals-nonferrous)...................................  21,400     342,963
Sainsbury (J) PLC (merchandising)......................  40,082     266,136
SmithKline Beecham PLC
 (health & personal care)..............................  43,176     598,116
Tarmac PLC (building materials & components)...........  79,168     132,765
Tesco PLC (merchandising)..............................  50,058     303,677
Thames Water PLC
 (utilities-electrical & gas)..........................  14,000     146,744
Unilever PLC
 (food & household products)...........................  10,089     244,562
United Biscuits (Holdings) PLC
 (food & household products)...........................  30,091     108,138
Vodafone Group PLC
 (multi-industry)......................................  95,135     401,308
Williams Holdings PLC (building materials &
 components)...........................................  37,000     217,497
Wilson Connolly Holdings PLC (construction & housing)..  30,300      85,816
Zeneca Group PLC (chemicals)...........................  13,553     382,108
                                                                -----------
                                                                 16,619,983
                                                                -----------
UNITED STATES (0.0%) (b)
Millennium Chemicals Inc. (chemicals)..................     535       9,496
                                                                -----------
Total Common Stocks
 (Cost $67,475,476)....................................          87,386,132 (e)
                                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

PREFERRED STOCKS (0.4%)


                                                            SHARES     VALUE
                                                            -------------------
AUSTRALIA (0.1%)
News Corp., Ltd. Preference Shares (broadcasting &
 publishing)...............................................  16,500 $    73,389
                                                                    -----------
GERMANY (0.3%)
RWE AG Preference Shares
 (utilities-electrical & gas)..............................   8,000     267,339
                                                                    -----------
ITALY (0.0%) (b)
Fiat S.p.A. Preference Shares (automobiles)................  35,000      57,659
                                                                    -----------
Total Preferred Stocks
 (Cost $314,219)...........................................             398,387
                                                                    -----------
WARRANTS (0.0%) (b)
HONG KONG (0.0%) (b)
Hong Kong & China Gas Co., Ltd. (Call Warrants-expire
 9/30/97-strike price HK 11.50)
 (utilities-electrical & gas) (a)..........................   6,134       3,410
                                                                    -----------
UNITED KINGDOM (0.0%) (b)
BTR PLC (Call Warrants-expire 11/30/97-strike price
 (Pounds) 2.58)
 (multi-industry) (a)......................................     418         240
BTR PLC (Call Warrants-expire 11/26/98-strike price
 (Pounds) 4.05)
 (multi-industry) (a)......................................   1,227         136
                                                                    -----------
                                                                            376
                                                                    -----------
Total Warrants
 (Cost $1,282).............................................               3,786
                                                                    -----------

SHORT-TERM INVESTMENTS (1.6%)

                                                   PRINCIPAL
                                                    AMOUNT         VALUE
                                                   ----------------------------
U.S. GOVERNMENT (1.6%)
United States Treasury Bills
 4.83%, due 2/6/97 (c)........................... $ 1,300,000   $ 1,293,721
 4.99%, due 4/3/97...............................     100,000        98,696
                                                                -----------
Total Short-Term Investments (Cost $1,392,446)...                 1,392,417
                                                                -----------
Total Investments
 (Cost $69,183,423) (f)..........................        99.7%   89,180,722 (g)
Cash and Other Assets,
 Less Liabilities................................         0.3       244,806
                                                  -----------   -----------
Net Assets.......................................       100.0%  $89,425,528
                                                  ===========   ===========
FUTURES
CONTRACTS (0.0%) (b)
                                                                 UNREALIZED
                                                   CONTRACTS   APPRECIATION/
                                                     LONG      (DEPRECIATION)
                                                   ----------------------------
JAPAN (0.0%) (b)
Japanese Yen, TOPIX Index, March 1997............           6   $   (20,505)(d)
                                                                -----------
UNITED KINGDOM (0.0%) (b)
Pound Sterling, FTSE 100 Index, March 1997.......           3         6,504 (d)
                                                                -----------
Total Futures Contracts (Settlement Value
 $1,290,272).....................................               $   (14,001)
                                                                ===========

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) Represents difference between the value of the contract at the time it was opened and the value at December 31, 1996.
(e) The combined market value of common stocks and settlement value of Index futures represents 99.2% of net assets.
(f) The cost for Federal income tax purposes is $69,581,915.
(g) At December 31, 1996 net unrealized appreciation for securities was $19,598,807, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,450,855 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,852,048.
(h) The following abbreviations are used in the above portfolio:
    HK--Hong Kong Dollar
    (Pounds)--Pound Sterling

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

The table below sets forth the diversification of EAFE Index Fund investments by industry.

COMMON STOCKS,
PREFERRED STOCKS,
WARRANTS &
SHORT-TERM INVESTMENTS

                                                              VALUE    PERCENT +
                                                              ------------------
Aerospace & Military Technology........................... $   202,633    0.2%
Appliances & Household Durables...........................   1,715,404    1.9
Automobiles...............................................   3,751,850    4.2
Banking...................................................  11,438,315   12.8
Beverages & Tobacco.......................................   2,329,380    2.6
Broadcasting & Publishing.................................   1,909,352    2.1
Building Materials & Components...........................   1,448,953    1.6
Business & Public Services................................   1,445,826    1.6
Chemicals.................................................   3,397,168    3.8
Construction & Housing....................................   2,813,741    3.1
Data Processing & Reproduction............................     288,446    0.3
Electrical & Electronics..................................   2,268,799    2.5
Electronic Components & Instruments.......................   1,035,454    1.2
Energy Equipment & Service................................      20,774    0.0#
Energy Sources............................................   5,431,148    6.1
Financial Services........................................   3,172,086    3.5
Food & Household Products.................................   3,190,656    3.6
Forest Products & Paper...................................     946,500    1.1
Health & Personal Care....................................   6,993,067    7.8
Industrial Components.....................................   1,508,386    1.7
Insurance.................................................   4,402,689    4.9
Leisure & Tourism.........................................   1,075,207    1.2
Machinery & Engineering...................................   1,867,076    2.1
Merchandising.............................................   3,172,150    3.6

                                                              VALUE    PERCENT +
                                                              ------------------
Metals-Nonferrous......................................... $ 1,222,972     1.4%
Metals-Steel..............................................   1,077,274     1.2
Miscellaneous-Materials & Components......................     964,251     1.1
Multi-Industry............................................   4,121,554     4.6
Oil/Gas-Exploration.......................................     268,939     0.3
Real Estate...............................................     261,217     0.3
Recreation & Other Consumer Goods.........................   1,509,354     1.7
Telecommunications........................................   4,193,551     4.7
Textiles & Apparel........................................     431,469     0.5
Transportation-Airlines...................................     749,829     0.8
Transportation-Road & Rail................................   1,106,648     1.2
Transportation-Shipping...................................     852,880     1.0
U.S. Government...........................................   1,392,417     1.6
Utilities-Electrical & Gas................................   4,391,475     4.9
Wholesale & International Trade...........................     811,832     0.9
                                                           -----------   -----
                                                            89,180,722    99.7
Cash and Other Assets,
 Less Liabilities.........................................     244,806     0.3
                                                           -----------   -----
Net Assets................................................ $89,425,528   100.0%
                                                           ===========   =====

--------
+ Percentages indicated are based on Fund net assets.
# Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
EAFE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $69,183,423)................................... $89,180,722
 Cash denominated in foreign currencies (identified cost
  $66,336)........................................................      60,012
 Cash.............................................................      16,291
 Receivables:
 Dividends and interest...........................................     268,374
 Fund shares sold.................................................       3,843
 Investment securities sold.......................................       3,408
                                                                   -----------
   Total assets...................................................  89,532,650
                                                                   -----------
LIABILITIES:
 Payables:
 Administrator....................................................      23,462
 Fund shares redeemed.............................................      16,264
 Adviser..........................................................      11,044
 Custodian........................................................       6,855
 Transfer agent...................................................       4,280
 Directors........................................................         102
 Accrued expenses.................................................      31,114
 Variation margin payable on futures contracts                          14,001
                                                                   -----------
   Total liabilities..............................................     107,122
                                                                   -----------
 Net assets....................................................... $89,425,528
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class.............................................. $     6,357
 Institutional Service Class......................................          28
 Additional paid-in capital.......................................  69,829,592
 Accumulated distribution in excess of net investment income......    (347,089)
 Accumulated distribution in excess of net realized gain on
  investments.....................................................     (40,902)
 Net unrealized appreciation on investments.......................  19,983,298
 Net unrealized depreciation on translation of assets and
  liabilities in foreign currencies...............................      (5,756)
                                                                   -----------
 Net assets....................................................... $89,425,528
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares...................... $89,029,090
                                                                   ===========
 Shares of capital stock outstanding..............................   6,357,386
                                                                   ===========
 Net asset value per share outstanding............................ $     14.00
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares...................... $   396,438
                                                                   ===========
 Shares of capital stock outstanding..............................      28,387
                                                                   ===========
 Net asset value per share outstanding............................ $     13.97
                                                                   ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $1,632,310
 Interest.........................................................     63,250
                                                                   ----------
   Total income...................................................  1,695,560
                                                                   ----------
 Expenses:
 Administration...................................................    662,846
 Advisory.........................................................    124,284
 Portfolio pricing................................................     68,431
 Custodian........................................................     49,461
 Professional.....................................................     36,990
 Registration.....................................................     28,468
 Transfer agent...................................................     27,882
 Shareholder communication........................................     13,991
 Directors........................................................      2,646
 Service..........................................................        932
 Miscellaneous....................................................      2,609
                                                                   ----------
   Total expenses before
    reimbursement.................................................  1,018,540
 Expense reimbursement from Administrator.........................   (238,764)
                                                                   ----------
   Net expenses...................................................    779,776
                                                                   ----------
 Net investment income............................................    915,784
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Security transactions............................................    642,760
 Futures transactions.............................................    (76,195)
 Foreign currency transactions....................................     (2,371)
                                                                   ----------
 Net realized gain on investments and foreign currency
  transactions....................................................    564,194
                                                                   ----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions............................................  3,817,612
 Futures transactions.............................................    (14,001)
 Translation of assets and liabilities in foreign currencies......    (20,453)
                                                                   ----------
 Net unrealized gain on investments and foreign currencies........  3,783,158
                                                                   ----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  4,347,352
                                                                   ----------
 Net increase in net assets resulting from operations............. $5,263,136
                                                                   ==========

--------
(a) Dividends recorded net of foreign withholding taxes of $245,743.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                          1996         1995
                                                       -----------  -----------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income................................ $   915,784  $   779,846
 Net realized gain on investments.....................     566,565    1,764,177
 Net realized loss on foreign currency transactions...      (2,371)    (631,201)
 Net change in unrealized appreciation on
  investments.........................................   3,803,611    4,874,109
 Net change in unrealized appreciation (depreciation)
  on translation of assets and liabilities in foreign
  currencies..........................................     (20,453)      10,506
                                                       -----------  -----------
 Net increase in net assets resulting from
  operations..........................................   5,263,136    6,797,437
                                                       -----------  -----------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class.................................    (912,611)    (229,241)
  Institutional Service Class.........................      (3,173)        (736)
 From net realized gain on investments and foreign
  currency transactions:
  Institutional Class.................................  (1,555,065)    (812,185)
  Institutional Service Class.........................      (7,001)      (2,606)
 In excess of net investment income:
  Institutional Class.................................    (161,899)    (181,506)
  Institutional Service Class.........................        (731)        (582)
                                                       -----------  -----------
   Total dividends and distributions to shareholders..  (2,640,480)  (1,226,856)
                                                       -----------  -----------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class.................................  20,042,853   24,179,826
  Institutional Service Class.........................     246,922      248,855
 Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
  Institutional Class.................................   2,628,297    1,222,774
  Institutional Service Class.........................      10,905        3,923
                                                       -----------  -----------
                                                        22,928,977   25,655,378
 Cost of shares redeemed:
  Institutional Class................................. (16,341,457) (23,146,316)
  Institutional Service Class.........................    (129,092)         --
                                                       -----------  -----------
  Increase in net assets derived from capital share
   transactions.......................................   6,458,428    2,509,062
                                                       -----------  -----------
  Net increase in net assets..........................   9,081,084    8,079,643
NET ASSETS:
 Beginning of year....................................  80,344,444   72,264,801
                                                       -----------  -----------
 End of year.......................................... $89,425,528  $80,344,444
                                                       ===========  ===========
 Accumulated distribution in excess of net investment
  income.............................................. $  (347,089) $  (182,088)
                                                       ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                        INSTITUTIONAL                INSTITUTIONAL
                         INSTITUTIONAL     SERVICE     INSTITUTIONAL    SERVICE
                             CLASS          CLASS          CLASS         CLASS       INSTITUTIONAL CLASS
                         -------------  -------------  ------------- ------------- -------------------------
                                                     YEAR ENDED DECEMBER 31
                         -----------------------------------------------------------------------------------
                                    1996                          1995              1994     1993     1992
                         ----------------------------  --------------------------- -------  -------  -------

Net asset value at
 beginning of year......    $ 13.56        $ 13.51        $ 12.63        $12.63    $ 12.03  $  9.60  $ 11.01
                            -------        -------        -------       -------    -------  -------  -------
Net investment income...       0.16           0.12           0.13          0.14       0.10     0.06     0.08
Net realized and
 unrealized gain (loss)
 on investments.........       0.71           0.73           1.11          1.05       0.70     2.71    (1.41)
Net realized and
 unrealized gain (loss)
 on foreign currency
 transactions...........      (0.00)(a)      (0.00)(a)      (0.10)        (0.10)      0.03    (0.01)   (0.01)
                            -------        -------        -------       -------    -------  -------  -------
Total from investment
 operations.............       0.87           0.85           1.14          1.09       0.83     2.76    (1.34)
                            -------        -------        -------       -------    -------  -------  -------
Less dividends and
 distributions:
From net investment
 income.................      (0.16)         (0.12)         (0.04)        (0.04)     (0.09)   (0.14)   (0.07)
From net realized gain
 on investments and
 foreign currency
 transactions...........      (0.25)         (0.25)         (0.14)        (0.14)     (0.14)   (0.19)     --
In excess of net
 investment income .....      (0.02)         (0.02)         (0.03)        (0.03)       --       --       --
                            -------        -------        -------       -------    -------  -------  -------
Total dividends and
 distributions..........      (0.43)         (0.39)         (0.21)        (0.21)     (0.23)   (0.33)   (0.07)
                            -------        -------        -------       -------    -------  -------  -------
Net asset value at end
 of year................    $ 14.00        $ 13.97        $ 13.56       $ 13.51    $ 12.63  $ 12.03  $  9.60
                            =======        =======        =======       =======    =======  =======  =======
Total investment return
 .......................       6.45%          6.37%          9.03%         8.63%      6.83%   28.97%  (12.22%)
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       1.11%          0.86%          1.01%         0.76%      0.57%    0.53%    0.76%
 Net expenses...........       0.94%          1.19%          1.03%         1.28%      1.26%    1.27%    1.32%
 Expenses (before
  reimbursement)........       1.23%          1.48%          1.24%         1.49%      1.26%    1.27%    1.32%
Portfolio turnover
 rate...................          4%             4%             6%            6%         7%      16%       1%
Average commission rate
 paid...................    $0.0097        $0.0097          (b)           (b)        (b)      (b)      (b)
Net assets at end of
 year (in 000's)........    $89,029        $   396        $80,087       $   257    $72,265  $53,714  $40,531

--------
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . Despite unusual volatility, the stock market had a strong year in 1996, with the S&P 500 Stock Index+ rising 22.94%

 . Throughout the year, investors focused on interest rates, inflation, and the possibility of Federal Reserve action

 . Stocks declined sharply in June and July, but recovered through the second half of the year

 . While growth stocks did well through the first nine months of the year, value stocks were stronger in the fourth quarter

 . Most of the stock market's gains were concentrated in a small number of stocks

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . One-year total returns of 21.62% and 21.29% for Institutional Class and Service Class shares, respectively, as of 12/31/96

 . Both share classes outperformed the average Lipper* growth fund, which returned 19.24% for the 12 months ended 12/31/96

 . The Fund's financial, technology, and energy stocks contributed positively to performance

 . Health care stocks tended to underperform, as did certain media issues which were sold in the second and third quarters

--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Capitalization The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.
--------------------------------------------------------------------------------


Growth stocks had another outstanding year in 1996, with the S&P 500 Stock Index returning 22.94% -- more than twice the average annual total return for the previous 70 years.(S) Unlike 1995, however, the gains were mostly concentrated in a small number of issues. Throughout the year, investors tried to anticipate the Federal Reserve's interest rate moves, carefully watched for signs of impending inflation, and reacted quickly and decisively to negative earnings reports.

A sharp decline in small capitalization stocks in May was followed by a broader correction in June and July, making stocks much more volatile than in recent years. While the market recovered strongly in the second half, by the fourth quarter, investors had shifted their focus from growth equities to value stocks.

For the entire year, the leading industries were energy, banks, and technology, including semiconductors, computers, and software. Footwear companies stepped ahead of the market, while trucking, steel, and factory equipment lagged the market. Media and health care generally underperformed the market. In general, stock performance was strengthened by huge cash inflows into equity mutual funds. Despite heavy volatility and variable results in different industries, for the 12 months ended 12/31/96, the average Lipper growth fund returned 19.24%.

--------------------------------------------------------------------------------
+ The S&P 500 Stock Index is a registered trademark of Standard & Poor's Corporation. The S&P 500 Stock Index is an unmanaged index that is considered representative of the U.S. stock market.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

(S) Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

================================================================================

--------------------------------------------------------------------------------
Bottom-up investing Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Weighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.
--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional Growth Equity Fund do in 1996?

The Fund performed very well. For the year ended December 31, 1996, the MainStay Institutional Growth Equity Fund returned 21.62% and 21.29% for Institutional Class and Service Class shares, respectively. Both classes of shares outperformed the average Lipper growth fund.

How did the Fund manage to do so well?

The Fund uses a bottom-up investment approach, evaluating each stock on its individual merits. When the portfolio managers see fundamental value and strong growth characteristics, the Fund may be rewarded, even when it takes the Fund in a different direction than other growth managers. For example, in 1996, the Fund was overweighted in financial stocks all year long. Many growth managers didn't invest in financial issues, but we felt some had potential for bottom line growth in excess of 20%. We weren't betting on where interest rates were headed. We felt that we'd found stocks that could perform well because of their inherent strengths. As it happened, the Federal Reserve didn't make any major moves during the year, and financial stocks did very well.

Can you be more specific?

Certainly. Green Tree Financial is a leading financier of manufactured housing, small aircraft purchases, and has moved into the home improvement business. Their bottom line was growing quickly and the stock was trading at an attractive price for its earnings potential. We held the stock all year, and even though it had some ups and downs, overall it returned 53% for the portfolio.**

Were there other attractive financial stocks?

Yes, there were. SunAmerica is an annuity company that did particularly well in the fourth quarter. For the year, it was up 89%, and it had the greatest positive impact of any stock in the Fund's portfolio. First U.S.A. is one of the nation's biggest credit card companies, and Traveler's is a diversified financial company with Smith Barney, a subsidiary, as a star performer. Both of these stocks performed very well during the year. Unfortunately, we had some disappointment in the financial sector. In the second quarter, we reduced our exposure to financial services stocks and sold Bank of New York and Barnett Bank, both of which rose to all-time highs after we cut our positions. While we sold at a profit, we missed some opportunities there.

What other stocks did you sell during the year?

Moving into the second and third quarters, we sold several of our media stocks, including News Corp. and Tele-Communications International. We saw their earnings estimates were coming down and felt their fundamentals were deteriorating. The decision turned out to be a wise one, since these stocks have generally underperformed the market. In the third quarter, we also sold two airline stocks -- Southwest and Atlantic Southeast. Again, we were convinced that their fundamentals were weakening and our decision paid off. While they've recovered a bit from where we sold them, on a relative basis, they've both underperformed the market.

What did you buy during the year?

One of our most important purchases was Nike, which we bought in the first quarter. The company sells shoes and sportswear, and its fundamentals have continued to improve. The company profited from the Olympic games, and now their future orders are very strong. Over the course of the year, the stock returned 79% for the Fund. Another stock we bought in the first quarter was Safeway, a leading supermarket chain that showed strong growth characteristics, based on our proprietary evaluation techniques. Safeway returned 62% for the Fund in 1996.

--------------------------------------------------------------------------------
** Returns reflect performance during the period securities were held in the Fund.

================================================================================

Are there other holdings that performed well?

We did well with Tyco International, a diversified company that manufactures everything from sprinklers and fire hydrants to bandages and fiber optics. We liked their rate of earnings growth, which has continued to improve. For the year, the stock gained 78%. HFS is a company we bought in 1995. They're a leading hotel franchiser, with interests in real estate, condominium time shares, and rental cars. They were up 63% for the year and we expect outstanding earnings growth in 1997. We also owned Cisco Systems, a large networking company, based on its strong fundamentals and earnings potential. Later in the year, as the market moved toward larger, more seasoned names, such as Microsoft and Intel, Cisco Systems also advanced, bringing a 29% gain to the Fund.

What about the Fund's other technology stocks?

Technology stocks were highly volatile in 1996, particularly during June and July. But many advanced over the course of the year. Intel was up 131% for the year, performing particularly well, especially during the fourth quarter. Another networking company, 3Com, was up 58%. Computer Associates did well for the year, despite some negative news on European earnings in the fourth quarter. Other technology stocks were considerably weaker. We sold Micron Technology and Motorola in the first quarter because they faced severe pricing pressure, despite strong sales. The Micron sale helped the portfolio, since the stock has underperformed. While Motorola has come back a bit, we view our decision to sell as positive in reducing portfolio volatility. Lam Research, another semiconductor company, was a major disappointment, down 39% for the year.

What happened to the Fund's health care stock holdings in 1996?

When it became clear that President Clinton was likely to win the re-election, health care issues started to decline. The most severely hurt sector was HMOs, which suffered because of higher medical costs, greater utilization, and slow premium growth. When United Healthcare preannounced poor second quarter performance, the Fund suffered. Even though United Healthcare and Humana were both down 31% for the year, we've continued to hold the stocks, because we believe they have long-term potential. Early in the year, we sold Mylan Labs, the leading name in generic drugs. While generic drugs are growing in popularity, competitive pressures have undermined their pricing edge. Since the stock was down 40% in 1996, we believe the sale was a wise decision.

Are there other medical stocks that did well?

Johnson & Johnson and Schering-Plough both provided positive performance for the Fund. Medtronic, the world's largest medical implant manufacturer, and Guidant, a company in a related business had excellent results. Guidant has grown about 20% over the year and has developed a new product for cardiac surgery that may have the potential to substantially increase their sales in the future.

Speaking of the future, what's your outlook for 1997?

At the end of the year we were overweighted in financials and large capitalization technology issues. We're continuing to evaluate the fundamental prospects in the health care sector, with a focus on HMOs. While Nike was an exception, most consumer stocks did poorly in the fourth quarter. We're looking for ways to improve performance in the near term while seeking companies that will do well over the long haul. As always, we'll continue to look for opportunities and evaluate risks, seeking long-term capital growth for our shareholders.

Edmund Spelman
Rudy Carryl
Portfolio Managers

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPH APPEARS HERE]


                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX

                          INSTITUTIONAL CLASS SHARES

        DATE               GROWTH EQUITY FUND         S & P 500 INDEX
        ----               ------------------         ---------------
       1/2/91                  10,000                     10,000
                               12,560                     11,453
                               12,100                     11,427
                               14,680                     12,038
           91                  16,700                     13,047
                               16,369                     12,717
                               14,175                     12,958
                               14,738                     13,366
           92                  17,640                     14,040
                               17,434                     14,654
                               17,663                     14,726
                               19,168                     15,105
           93                  19,333                     15,456
                               19,064                     14,870
                               17,735                     14,933
                               19,453                     15,663
           94                  18,901                     15,660
                               20,628                     17,185
                               22,729                     18,826
                               25,437                     20,323
           95                  26,062                     21,546
                               28,040                     22,703
                               28,939                     23,723
                               30,783                     24,456
     12/31/96                  31,696                     26,493

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX

                             SERVICE CLASS SHARES

        DATE               GROWTH EQUITY FUND         S & P 500 INDEX
        ----               ------------------         ---------------
       1/2/91                  10,000                     10,000
                               12,560                     11,453
                               12,100                     11,427
                               14,680                     12,038
           91                  16,700                     13,047
                               16,369                     12,717
                               14,175                     12,958
                               14,738                     13,366
           92                  17,640                     14,040
                               17,434                     14,654
                               17,663                     14,726
                               19,168                     15,105
           93                  19,333                     15,456
                               19,064                     14,870
                               17,735                     14,933
                               19,453                     15,663
           94                  18,901                     15,660
                               20,615                     17,185
                               22,701                     18,826
                               25,381                     20,323
           95                  25,990                     21,546
                               27,939                     22,703
                               28,810                     23,723
                               30,649                     24,456
     12/31/96                  31,529                     26,493

 . Growth Equity Fund --S&P 500 Index
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                            Total Return*            SEC Average Annual Total Return*
PERFORMANCE                            as of December 31, 1996            as of December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                             Year to Date            One Year            Five Year       Since Inception
------------------------------------------------------------------------------------------------------------------------------------

Growth Equity Fund Institutional Class          21.62%                21.62%              13.67%               21.18%
Growth Equity Fund Service Class**              21.29%                21.29%              13.55%               21.07%
Average Lipper Growth Fund                      19.24%                19.24%              13.04%               16.63%
S&P 500 Stock Index                             22.94%                22.94%              15.20%               17.63%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                        Date             Total Return %
                        ----             --------------
                        1991                67.00
                        1992                 5.63
                        1993                 9.59
                        1994                -2.23
                        1995                37.88
                        1996                21.62

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Common Stocks         96.71%
Cash & Equivalents     3.29%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
 1.  3Com Corp.                                         3.68%
 2.  SunAmerica Inc.                                    3.38%
 3.  HFS Inc.                                           2.77%
 4.  Computer Associates International Inc.             2.71%
 5.  Green Tree Financial Corp.                         2.37%
 6.  Schwab (Charles) Corp.                             2.36%
 7.  Medtronic, Inc.                                    2.29%
 8.  Intel Corp.                                        2.24%
 9.  Travelers Group Inc.                               2.24%
10.  Oracle Corp.                                       1.95%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
 1.  Finance                                           15.11%
 2.  Health Care                                        8.80%
 3.  Technology                                         8.01%
 4.  Retail                                             7.90%
 5.  Computers & Office Equipment                       7.30%

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (96.7%)+

                                                         SHARES       VALUE
                                                         ----------------------
AUTO PARTS (0.8%)
Lear Seating Corp. (a)................................     135,000 $  4,606,875
                                                                   ------------
BANKS (2.5%)
NationsBank Corp......................................      62,000    6,060,500
Wells Fargo & Co......................................      28,000    7,553,000
                                                                   ------------
                                                                     13,613,500
                                                                   ------------
BROKERAGE (2.4%)
Schwab (Charles) Corp.................................     405,000   12,960,000
                                                                   ------------
BUILDINGS (1.1%)
Oakwood Homes Corp....................................     260,000    5,947,500
                                                                   ------------
COMPUTER SERVICES (1.3%)
Electronic Data Systems Corp..........................      80,000    3,460,000
Sabre Group Holdings, Inc. Class A....................     138,300    3,855,113
                                                                   ------------
                                                                      7,315,113
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (7.3%)
Alco Standard Corp....................................     201,100   10,381,787
Danka Business Systems
 PLC ADR (b)..........................................     148,100    5,239,038
Hewlett-Packard Co....................................     136,000    6,834,000
Seagate Technology (a)................................     122,200    4,826,900
Sun Microsystems (a)..................................     316,000    8,117,250
Sterling Commerce, Inc................................     130,593    4,603,403
                                                                   ------------
                                                                     40,002,378
                                                                   ------------
CONSUMER DURABLES (1.5%)
Black & Decker Corp...................................      60,000    1,807,500
Harley-Davidson, Inc..................................     133,000    6,251,000
                                                                   ------------
                                                                      8,058,500
                                                                   ------------
CONSUMER FINANCIAL SERVICES (1.2%)
First Data Corp.......................................     183,400    6,694,100
                                                                   ------------
CONSUMER SERVICES (2.2%)
CUC International Inc. (a)............................     204,000    4,845,000
Service Corp. International...........................     249,600    6,988,800
                                                                   ------------
                                                                     11,833,800
                                                                   ------------
CREDIT & FINANCE (0.8%)
Equifax Inc...........................................     134,000    4,103,750
                                                                   ------------
DOMESTIC OIL (1.0%)
Triton Energy Ltd. (a)................................     112,800    5,470,800
                                                                   ------------
DRUGS (7.1%)
Amgen Inc. (a)........................................     190,400   10,353,000
Elan Corp. PLC ADR (a) (b)............................     203,000    6,749,750
Genzyme Corp. (a).....................................     156,200    3,397,350
Pharmacia & Upjohn, Inc...............................     140,000    5,547,500

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE
                                                         ----------------------
DRUGS (Continued)
Schering-Plough Corp..................................     130,000 $  8,417,500
Teva Pharmaceutical Industries Ltd. ADR (b)...........      92,000    4,623,000
                                                                   ------------
                                                                     39,088,100
                                                                   ------------
ELECTRONICS (1.6%)
Vishay Intertechnology, Inc. (a)......................     176,400    4,123,350
Waters Corp. (a)......................................     150,000    4,556,250
                                                                   ------------
                                                                      8,679,600
                                                                   ------------
FINANCE (15.1%)
Associates First Capital Corp.........................      86,700    3,825,638
Federal National Mortgage Association.................     224,000    8,344,000
First USA, Inc........................................     267,600    9,265,650
Green Tree Financial Corp.............................     336,000   12,978,000
Household International, Inc..........................     109,800   10,129,050
MGIC Investment Corp..................................      98,600    7,493,600
SunAmerica Inc........................................     417,000   18,504,375
Travelers Group Inc...................................     270,465   12,272,349
                                                                   ------------
                                                                     82,812,662
                                                                   ------------
HEALTH CARE (8.8%)
Columbia/HCA Healthcare Corp..........................     212,388    8,654,811
HealthCare COMPARE Corp. (a)..........................     105,100    4,453,613
HEALTHSOUTH Corp. (a).................................     207,000    7,995,375
Humana Inc. (a).......................................     168,000    3,213,000
Johnson & Johnson.....................................     175,504    8,731,324
OrNda HealthCorp. (a).................................     168,500    4,928,625
PacifiCare Health Systems, Inc. Class B (a)...........      45,900    3,912,975
United Healthcare Corp................................     140,500    6,322,500
                                                                   ------------
                                                                     48,212,223
                                                                   ------------
INDUSTRIAL (1.4%)
Tyco International Ltd................................     146,000    7,719,750
                                                                   ------------
INSURANCE (1.8%)
American International Group, Inc.....................      92,550   10,018,537
                                                                   ------------
INTERNATIONAL OIL (1.4%)
Abacan Resource Corp. (a).............................     375,000    3,257,812
British Petroleum Co., PLC ADR (b)....................      30,207    4,270,515
                                                                   ------------
                                                                      7,528,327
                                                                   ------------
MEDICAL EQUIPMENT (4.0%)
Guidant Corp..........................................     134,000    7,638,000
Heartport, Inc........................................      80,000    1,830,000
Medtronic, Inc........................................     184,800   12,566,400
                                                                   ------------
                                                                     22,034,400
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES       VALUE
                                                      ------------ ------------
OIL SERVICES (1.0%)
Tidewater Inc.........................................     120,000 $  5,430,000
                                                                   ------------
RESTAURANTS & LODGING (4.2%)
HFS Inc. (a)..........................................     254,400   15,200,400
Lone Star Steakhouse & Saloon, Inc. (a)...............     111,000    2,969,250
Mirage Resorts Inc. (a)...............................     222,400    4,809,400
                                                                   ------------
                                                                     22,979,050
                                                                   ------------
RETAIL (7.9%)
AutoZone, Inc. (a)....................................     136,700    3,759,250
Bed Bath & Beyond, Inc. (a)...........................     130,800    3,171,900
Home Depot, Inc. (The)................................     105,500    5,288,187
Kohl's Corp. (a)......................................     180,000    7,065,000
Kroger Co. (The) (a)..................................     139,000    6,463,500
Lowe's Cos., Inc......................................     186,500    6,620,750
Safeway Inc. (a)......................................     203,900    8,716,725
Staples, Inc. (a).....................................     123,900    2,237,944
                                                                   ------------
                                                                     43,323,256
                                                                   ------------
SOFTWARE (6.4%)
Computer Associates International, Inc................     298,500   14,850,375
Mircosoft Corp. (a)...................................      82,000    6,775,250
Oracle Corp. (a)......................................     255,750   10,677,563
Sterling Software Inc. (a)............................      82,000    2,593,250
                                                                   ------------
                                                                     34,896,438
                                                                   ------------
TECHNOLOGY (8.0%)
Cisco Systems, Inc. (a)...............................     134,500    8,557,562
Intel Corp............................................      93,900   12,295,031
Lam Research Corp. (a)................................     100,500    2,826,563
3Com Corp. (a)........................................     275,200   20,192,800
                                                                   ------------
                                                                     43,871,956
                                                                   ------------
TELECOMMUNICATION EQUIPMENT (0.8%)
Lucent Technologies Inc...............................     100,000    4,625,000
                                                                   ------------
TELECOMMUNICATION SERVICES (1.8%)
Worldcom, Inc. (a)....................................     379,088    9,879,981
                                                                   ------------

                                                      SHARES       VALUE
                                                   ------------ ------------
TEXTILE & APPAREL (2.8%)
Nike, Inc. Class B................................     164,900  $  9,852,775
Nine West Group Inc. (a)..........................     123,100     5,708,762
                                                                ------------
                                                                  15,561,537
                                                                ------------
TOYS (0.5%)
Mattel, Inc.......................................     100,000     2,775,000
                                                                ------------
Total Common Stocks (Cost $315,380,368)...........               530,042,133
                                                                ------------
SHORT-TERM
INVESTMENT (3.2%)
                                                    PRINCIPAL
                                                     AMOUNT
                                                  ------------
COMMERCIAL PAPER (3.2%)
American Express Credit Corp. 6.75%, due 1/2/97... $17,315,000    17,315,000
                                                                ------------
Total Short-Term Investment (Cost $17,315,000)....                17,315,000
                                                                ------------
Total Investments (Cost $332,695,368) (c).........        99.9%  547,357,133 (d)
Cash and Other Assets, Less Liabilities...........         0.1       696,855
                                                   -----------  ------------
Net Assets........................................       100.0% $548,053,988
                                                   ===========  ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipts.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $214,661,765, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $220,996,783 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,335,018.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $332,695,368).................................. $547,357,133
 Cash.............................................................          469
 Receivables:
 Investment securities sold.......................................    2,130,819
 Fund shares sold.................................................      299,913
 Dividends and interest...........................................      169,888
                                                                   ------------
   Total assets...................................................  549,958,222
                                                                   ------------
LIABILITIES:
 Payables:
 Fund shares redeemed.............................................    1,415,887
 Administrator....................................................      277,190
 Adviser..........................................................      115,496
 Custodian........................................................        5,908
 Transfer agent...................................................        5,290
 Directors........................................................          574
 Accrued expenses.................................................       83,889
                                                                   ------------
   Total liabilities..............................................    1,904,234
                                                                   ------------
 Net assets....................................................... $548,053,988
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     24,608
 Institutional Service Class......................................          313
 Additional paid-in capital.......................................  330,177,014
 Accumulated undistributed net realized gain on investments.......    3,190,288
 Net unrealized appreciation on investments.......................  214,661,765
                                                                   ------------
 Net assets....................................................... $548,053,988
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $541,211,688
                                                                   ============
 Shares of capital stock outstanding..............................   24,608,280
                                                                   ============
 Net asset value per share outstanding............................ $      21.99
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $  6,842,300
                                                                   ============
 Shares of capital stock outstanding..............................      312,675
                                                                   ============
 Net asset value per share outstanding............................ $      21.88
                                                                   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Dividends (a)..................................................... $ 2,594,763
 Interest..........................................................     498,087
                                                                    -----------
   Total income....................................................   3,092,850
                                                                    -----------
 Expenses:
 Administration....................................................   2,847,330
 Advisory..........................................................   1,186,388
 Professional......................................................     128,910
 Shareholder communication.........................................      75,996
 Registration......................................................      47,108
 Custodian.........................................................      42,166
 Transfer agent....................................................      31,812
 Directors.........................................................      15,978
 Service...........................................................      13,008
 Miscellaneous.....................................................       9,419
                                                                    -----------
   Total expenses..................................................   4,398,115
                                                                    -----------
 Net investment loss...............................................  (1,305,265)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments..................................  25,602,618
 Net change in unrealized appreciation on investments..............  67,459,450
                                                                    -----------
 Net realized and unrealized gain on investments...................  93,062,068
                                                                    -----------
 Net increase in net assets resulting from operations.............. $91,756,803
                                                                    ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $11,320.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income (loss)...................... $ (1,305,265) $    412,493
 Net realized gain (loss) on investments...........   25,602,618      (174,620)
 Net change in unrealized appreciation on
  investments......................................   67,459,450   110,020,858
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   91,756,803   110,258,731
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................          --       (411,584)
  Institutional Service Class......................          --           (960)
 From net realized gain on investments:
  Institutional Class..............................  (21,861,690)          --
  Institutional Service Class......................     (276,715)          --
 In excess of net investment income
  Institutional Class..............................          --         (2,536)
  Institutional Service Class......................          --             (6)
 In excess of net realized gain on investments:
  Institutional Class..............................          --        (81,570)
  Institutional Service Class......................          --           (527)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................  (22,138,405)     (497,183)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................  184,940,316   156,413,353
  Institutional Service Class......................    3,762,904     2,609,492
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................   21,861,690       571,650
  Institutional Service Class......................      276,715         1,493
                                                    ------------  ------------
                                                     210,841,625   159,595,988
 Cost of shares redeemed:
  Institutional Class.............................. (146,673,191) (138,869,720)
  Institutional Service Class......................     (590,510)      (17,893)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   63,577,924    20,708,375
                                                    ------------  ------------
  Net increase in net assets.......................  133,196,322   130,469,923
NET ASSETS:
 Beginning of year.................................  414,857,666   284,387,743
                                                    ------------  ------------
 End of year....................................... $548,053,988  $414,857,666
                                                    ============  ============
 Accumulated distribution in excess of net
  investment income................................ $        --   $     (2,542)
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       INSTITUTIONAL                 INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL      SERVICE
                             CLASS         CLASS         CLASS           CLASS          INSTITUTIONAL CLASS
                         ------------- ------------- -------------   -------------   --------------------------------
                                                       YEAR ENDED DECEMBER 31
                         --------------------------------------------------------------------------------------------
                                    1996                        1995                   1994         1993       1992
                         --------------------------- -----------------------------   --------     --------   --------

Net asset value at
 beginning of year......   $  18.84      $  18.80      $  13.68        $  13.68      $  14.40     $  14.71   $  16.70
                           --------      --------      --------        --------      --------     --------   --------
Net investment income
 (loss).................      (0.06)        (0.11)         0.02           (0.01)         0.01        (0.01)     (0.03)
Net realized and
 unrealized gain (loss)
 on investments.........       4.14          4.12          5.16            5.14         (0.33)        1.41       0.80
                           --------      --------      --------        --------      --------     --------   --------
Total from investment
 operations.............       4.08          4.01          5.18            5.13         (0.32)        1.40       0.77
                           --------      --------      --------        --------      --------     --------   --------
Less dividends and
 distributions:
From net investment
 income.................        --            --          (0.02)          (0.01)        (0.01)         --       (0.02)
From net realized gain
 on investments.........      (0.93)        (0.93)          --              --          (0.39)       (1.68)     (2.74)
In excess of net
 investment income......        --            --          (0.00)(a)       (0.00)(a)       --           --         --
In excess of net
 realized gain on
 investments............        --            --          (0.00)(a)       (0.00)(a)     (0.00)(a)    (0.03)       --
                           --------      --------      --------        --------      --------     --------   --------
Total dividends and
 distributions..........      (0.93)        (0.93)        (0.02)          (0.01)        (0.40)       (1.71)     (2.76)
                           --------      --------      --------        --------      --------     --------   --------
Net asset value at end
 of year................   $  21.99      $  21.88      $  18.84        $  18.80      $  13.68     $  14.40   $  14.71
                           ========      ========      ========        ========      ========     ========   ========
Total investment
 return.................      21.62%        21.29%        37.88%          37.50%        (2.23%)       9.59%      5.63%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income
  (loss)................      (0.27%)       (0.52%)        0.12%          (0.13%)        0.04%       (0.07%)    (0.19%)
 Net expenses...........       0.92%         1.17%         0.93%           1.18%         0.92%        0.90%      0.90%
 Expenses (before
  reimbursement)........       0.92%         1.17%         0.93%           1.18%         0.92%        0.93%      0.95%
Portfolio turnover
 rate...................         22%           22%           33%             33%           37%          81%       121%
Average commission rate
 paid...................   $ 0.0604      $ 0.0604         (b)             (b)          (b)          (b)        (b)
Net assets at end of
 year (in 000's)........   $541,212      $  6,842      $412,129        $  2,729      $284,388     $258,751   $212,619

--------
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . The year was an outstanding one for stocks, particularly large capitalization issues

 .  The Dow Jones Industrial Average recorded a 28.91% gain for the year

 . Top performing sectors included Oil & Gas Drilling, Shoes, and Electronic Semiconductors

 .  Worst performing sectors included Truckers, Broadcast/Media and Machines

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . One-year total returns of 22.57% and 22.21% for Institutional Class and Service Class shares, respectively, as of 12/31/96

 .  Best one-year performance of all MainStay Institutional Funds as of 12/31/96

 . Institutional Class shares received a four-star overall rating from Morningstar, Inc.++ , as of 12/31/96

 .  Fund returns closely tracked the S&P 500 Stock Index+

--------------------------------------------------------------------------------
Total return   The performance of an investment with all income and capital gains reinvested.

Capitalization   The amount of outstanding equity a company has issued.
Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

Bull market/bear market   A bull market is a period of rising prices, and a bear
market is a period of falling prices.

Inflation   An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.
--------------------------------------------------------------------------------


To the surprise and delight of equity investors, 1996 was another stellar year for stocks. While this year's results didn't match the Fund's 37% return earned in 1995, it would be hard to be disappointed with the S&P 500 Stock Index's return of 22.94% for the 12 months ended 12/31/96, which was more than twice the average annual total return of the Index over the previous 70 years.(S)

Large capitalization stocks led the way, with the Dow Jones Industrial Average increasing 28.91% for the year. For the year ended 12/31/96, the average Lipper S&P 500 Index fund* returned 22.30%.

Given this context, how did the MainStay Institutional Indexed Equity Fund do in 1996?

For the 12 months ended 12/31/96, the MainStay Institutional Indexed Equity Fund returned 22.57% and 22.21% for Institutional Class shares and Service Class shares, respectively. The Institutional Class shares outperformed the average Lipper S&P 500 Index fund for the same period, and both classes

--------------------------------------------------------------------------------
++ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect risk-adjusted performance, which does not include sales charges, and may change monthly. Its ratings of 1 (low) and 5 (high) stars are based on a fund's 3-, 5- & 10-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. A one-year rating is calculated using the same methodology, but is not a component of the overall rating. As of 12/31/96, the individual 1, 3 and 5 year ratings for the MainStay Institutional Indexed Equity Fund was 4, 5 and 4 stars, respectively. For the one-year period, the Fund was rated among 2,959 funds in the domestic equity category. Only 10% of the funds in an investment category may receive 5 stars and 22.5% may receive 4 stars. Ratings reflect Institutional Class performance only. Service Class shares, first introduced January 1, 1995, will not be rated by Morningstar until they have a three year operating history.

+ The S&P 500 Stock Index is a registered trademark of Standard & Poor's Corporation. The S&P 500 Stock Index is an unmanaged index that is considered representative of the U.S. stock market.

(S) Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

of shares outperformed the average Lipper U.S. stock fund, which returned 19.47% for the year.

This performance helped the Fund's Institutional Class shares earn a four-star overall rating from Morningstar, placing them among the top 33% of their Morningstar universe, which consisted of 1,826 domestic equity funds for the 3-year period and 1,058 domestic equity funds for the 5-year period ending 12/31/96.

Which stocks did best in 1996?

The S&P 500 Stock Index is composed primarily of large capitalization stocks, many of which did exceedingly well in 1996. Among the strongest performing stocks for the year were Rowan Co., up 135.1%, Nike, up 73.5%, and Intel, up 131.3% in their respective industry sectors; Oil & Gas Drilling, up 103.9%, Shoes up 65.0%, and Electronic Semiconductors, up 56.9%.

Were these sectors equally weighted in the Fund's portfolio?

No. Each sector is individually weighted in the S&P 500 by its perceived importance in the economy. Because of this, Oil & Gas Drilling, Shoes, and Electronic Semiconductors represented 0.06%, 0.36%, and 3.27%, respectively of the Index. So each made a different level of contribution to the overall performance of the Index and the Fund.

Which sectors were the worst performers?

Truckers was the weakest sector in 1996, but represented only 0.01% of the Index. Broadcast/Media and Machines were also laggards, representing 0.47% and 0.02% of the Index, respectively.

Why didn't the Fund outperform the Index?

Unlike an index, the returns of which are based on hypothetical investments, the Fund is a real-world investment and incurs trading expenses and management fees. As a result, the Fund cannot fully replicate the performance of the Index, and will usually trail it by at least a small margin. Investors should take this into account in evaluating the performance of any indexed fund.

How does the Fund seek to track the Index?

The Fund seeks to remain as fully invested as possible at all times, attempting to mirror the performance of the Index by investing in all 500 stocks in the same proportion as they are represented in the Index. Doing so allows the Fund to participate as fully as possible in bull markets, like the one we had this year. On the other hand, this policy will also cause the Fund to participate as fully as possible in declines during bear markets.

Does indexing offer any advantages over other forms of investing?

While past performance is no guarantee of future results, over the five years ended 12/31/96, the average annual total return of the average Lipper U.S. stock fund was 13.65%, compared to 14.71% for the average Lipper S&P 500 Index Fund. For the 10-year period ended 12/31/96, the numbers are 13.29% and 14.43%, respectively. While the Indexed Equity Fund's returns may be higher or lower than the S&P 500 and the Lipper averages over any given period, these figures suggest that indexing may be an appropriate strategy for inflation-conscious investors seeking higher equity returns over the long-term.

James A. Mehling, CFA
Portfolio Manager

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                     INDEXED EQUITY FUND VS S&P 500 INDEX

                          INSTITUTIONAL CLASS SHARES

         DATE              INDEXED EQUITY FUND         S & P 500 INDEX
         ----              -------------------         ---------------
         1/2/91                10,000                      10,000
                               11,440                      11,453
                               11,390                      11,427
                               11,990                      12,038
             91                12,980                      13,047
                               12,646                      12,717
                               12,872                      12,958
                               13,264                      13,366
             92                13,913                      14,040
                               14,494                      14,654
                               14,537                      14,726
                               14,888                      15,105
             93                15,222                      15,456
                               14,618                      14,870
                               14,662                      14,933
                               15,365                      15,663
             94                15,359                      15,660
                               16,846                      17,185
                               18,424                      18,826
                               19,854                      20,323
             95                21,024                      21,546
                               22,145                      22,703
                               23,112                      23,723
                               23,796                      24,456
       12/31/96                25,769                      26,493

                  $10,000 INVESTED IN MAIN STAY INSTITUTIONAL
                     INDEXED EQUITY FUND VS S&P 500 INDEX

                             SERVICE CLASS SHARES

         DATE              INDEXED EQUITY FUND         S & P 500 INDEX
         ----              -------------------         ---------------
         1/2/91                10,000                      10,000
                               11,440                      11,453
                               11,390                      11,427
                               11,990                      12,038
             91                12,980                      13,047
                               12,646                      12,717
                               12,872                      12,958
                               13,264                      13,366
             92                13,913                      14,040
                               14,494                      14,654
                               14,537                      14,726
                               14,888                      15,105
             93                15,222                      15,456
                               14,618                      14,870
                               14,662                      14,933
                               15,365                      15,663
             94                15,359                      15,660
                               16,846                      17,185
                               18,413                      18,826
                               19,843                      20,323
             95                20,995                      21,546
                               22,104                      22,703
                               23,047                      23,723
                               23,707                      24,456
       12/31/96                25,659                      26,493

 . Indexed Equity Fund  --S&P 500 Index
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                                      Total Return*                    SEC Average Annual Total Return*
PERFORMANCE                                     as of December 31, 1996                    as of December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                      Year to Date             One Year          Five Year    Since Inception
----------------------------------------------------------------------------------------------------------------------------------
Indexed Equity Fund Institutional Class                  22.57%                 22.57%            14.70%           17.07%
Indexed Equity Fund Service Class**                      22.21%                 22.21%            14.60%           16.99%
Average Lipper S&P 500 Index Fund                        22.30%                 22.30%            14.71%           17.07%
S&P 500 Stock Index                                      22.94%                 22.94%            15.20%           17.63%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------
                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                        Date             Total Return %
                        ----             --------------
                        1991                29.80
                        1992                 7.19
                        1993                 9.41
                        1994                 0.90
                        1995                36.88
                        1996                22.57

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Common Stocks        98.90%
Cash & Equivalents    1.10%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  General Electric Co.                   2.85%
2.  Coca-Cola Co.                          2.29%
3.  Exxon Corp.                            2.13%
4.  Intel Corp.                            1.88%
5.  Microsoft Corp.                        1.73%
6.  Merck & Co., Inc.                      1.67%
7.  Philip Morris Cos., Inc.               1.61%
8.  Royal Dutch Petroleum Co.              1.60%
9.  International Business Machines Corp.  1.37%
10. Procter & Gamble Co.                   1.28%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1. Oil - Integrated International          6.48%
2. Major Regional Banks                    4.75%
3. Telephone                               4.15%
4. Drugs                                   4.08%
5. Health Care - Diversified               3.91%

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     Unlike other funds which generally seek to "beat" the market, index funds seek to "match" their respective indices.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (98.9%)+

                                                           SHARES     VALUE
                                                           --------------------
AEROSPACE/DEFENSE (2.1%)
Boeing Co.................................................  39,095 $  4,158,731
General Dynamics Corp.....................................   6,962      490,821
Lockheed Martin Corp......................................  21,010    1,922,415
McDonnell Douglas Corp....................................  23,182    1,483,648
Northrop Grumman Corp.....................................   6,433      532,331
Raytheon Co...............................................  25,773    1,240,325
Rockwell International Corp...............................  23,861    1,452,538
United Technologies Corp..................................  26,226    1,730,916
                                                                   ------------
                                                                     13,011,725
                                                                   ------------
AIRLINES (0.3%)
AMR Corp. (a).............................................  10,076      887,948
Delta Air Lines, Inc......................................   8,269      586,065
Southwest Airlines Co.....................................  15,808      349,752
USAir Group, Inc. (a).....................................   7,037      164,490
                                                                   ------------
                                                                      1,988,255
                                                                   ------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd........................................  24,731      831,580
Aluminum Co. of America...................................  19,177    1,222,534
Reynolds Metals Co........................................   7,065      398,289
                                                                   ------------
                                                                      2,452,403
                                                                   ------------
AUTOMOBILES (1.8%)
Chrysler Corp.............................................  79,502    2,623,566
Ford Motor Co............................................. 129,482    4,127,239
General Motors Corp.......................................  82,579    4,603,779
                                                                   ------------
                                                                     11,354,584
                                                                   ------------
AUTOPARTS--AFTER MARKET (0.3%)
Cooper Tire & Rubber Co...................................   9,070      179,133
Echlin Inc................................................   6,802      215,113
Genuine Parts Co..........................................  13,161      585,664
Goodyear Tire & Rubber Co.................................  17,140      880,568
                                                                   ------------
                                                                      1,860,478
                                                                   ------------
BEVERAGES--ALCOHOLIC (0.7%)
Anheuser-Busch Cos., Inc..................................  54,498    2,179,920
Brown-Forman Corp. Class B................................   7,599      347,654
Coors (Adolph) Co. Class B................................   4,021       76,399
Seagram Co. Ltd...........................................  40,762    1,579,528
                                                                   ------------
                                                                      4,183,501
                                                                   ------------
BEVERAGES--SOFT DRINKS (3.1%)
Coca-Cola Co.............................................. 271,664   14,296,318
PepsiCo, Inc.............................................. 169,603    4,960,888
                                                                   ------------
                                                                     19,257,206
                                                                   ------------
BROADCAST/MEDIA (0.5%)
Comcast Corp. Class A.....................................  35,596      634,054
Tele-Communications TCI Group Series A (a)................  72,528      947,397

--------
+ Percentages indicated are based on Fund net assets.

                                                        SHARES     VALUE
                                                        --------------------
BROADCAST/MEDIA (Continued)
U.S. West Media Group (a)..............................  68,204 $  1,261,774
                                                                ------------
                                                                   2,843,225
                                                                ------------
BUILDING MATERIALS (0.2%)
Masco Corp.............................................  17,705      637,380
Owens-Corning Corp.....................................   5,674      241,854
Sherwin-Williams Co....................................   9,448      529,088
                                                                ------------
                                                                   1,408,322
                                                                ------------
CHEMICALS (2.3%)
Air Products & Chemicals, Inc. ........................  12,420      858,533
Dow Chemical Co........................................  26,572    2,082,581
Du Pont (E.I.) De Nemours & Co.........................  61,453    5,799,627
Eastman Chemical Co....................................   8,721      481,835
Goodrich (B.F.) Co.....................................   5,859      237,289
Hercules, Inc..........................................  11,415      493,699
Monsanto Co............................................  64,189    2,495,347
Praxair, Inc...........................................  17,257      795,979
Rohm & Haas Co.........................................   7,053      575,701
Union Carbide Corp.....................................  14,103      576,460
                                                                ------------
                                                                  14,397,051
                                                                ------------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp....................................  11,600      410,350
Engelhard Corp.........................................  15,747      301,161
FMC Corp. (a)..........................................   4,192      293,964
PPG Industries Inc.....................................  20,023    1,123,791
                                                                ------------
                                                                   2,129,266
                                                                ------------
CHEMICALS--SPECIALTY (0.3%)
Grace (W.R.) & Co......................................   9,814      507,875
Great Lakes Chemical Corp..............................   7,052      329,681
Morton International, Inc..............................  15,537      633,133
Nalco Chemical Co......................................   7,411      267,722
Sigma-Aldrich Corp.....................................   5,482      342,282
                                                                ------------
                                                                   2,080,693
                                                                ------------
COMMUNICATION--EQUIPMENT MANUFACTURERS (2.2%)
Andrew Corp. (a).......................................   6,719      356,527
Bay Networks, Inc. (a).................................  21,400      446,725
Cabletron Systems, Inc. (a)............................  17,240      573,230
Cisco Systems, Inc. (a)................................  70,906    4,511,394
DSC Communications Corp. (a)...........................  12,963      231,714
General Instrument Corp. (a)...........................  14,988      324,116
Lucent Technologies Inc................................  69,543    3,216,364
Northern Telecom Ltd...................................  28,175    1,743,328
Scientific-Atlanta, Inc................................   8,649      129,735
Tellabs, Inc. (a)......................................  19,541      735,230
3Com Corp. (a).........................................  18,921    1,388,328
                                                                ------------
                                                                  13,656,691
                                                                ------------
COMPUTER--SOFTWARE & SERVICES (3.3%)
Autodesk, Inc..........................................   5,075      142,100
Automatic Data Processing, Inc.........................  31,739    1,360,810
Ceridian Corp. (a).....................................   7,466      302,373

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCK (Continued)

                                                         SHARES     VALUE
                                                         --------------------
COMPUTER--SOFTWARE & SERVICES (Continued)
Computer Associates International, Inc..................  39,814 $  1,980,746
Computer Sciences Corp. (a).............................   8,391      689,111
First Data Corp.........................................  48,894    1,784,631
Microsoft Corp. (a)..................................... 130,456   10,778,927
Novell Inc. (a).........................................  37,573      355,771
Oracle Corp. (a)........................................  71,787    2,997,107
Shared Medical Systems Corp.............................   2,687      132,335
                                                                 ------------
                                                                   20,523,911
                                                                 ------------
COMPUTER SYSTEMS (3.6%)
Amdahl Corp. (a)........................................  13,209      160,159
Apple Computer, Inc. (a)................................  13,731      286,635
Compaq Computer Corp. (a)...............................  29,524    2,192,157
Data General Corp. (a)..................................   4,324       62,698
Dell Computer Corp. (a).................................  19,626    1,042,631
Digital Equipment Corp. (a).............................  17,121      622,776
EMC Corp. (a)...........................................  25,378      840,646
Hewlett-Packard Co...................................... 111,038    5,579,660
Intergraph Corp. (a)....................................   5,294       54,263
International Business Machines Corp....................  56,469    8,526,819
Seagate Technology (a)..................................  27,381    1,081,550
Silicon Graphics Inc. (a)...............................  19,147      488,248
Sun Microsystems (a)....................................  40,097    1,029,992
Tandem Computers Inc. (a)...............................  13,053      179,479
Unisys Corp. (a)........................................  19,056      128,628
                                                                 ------------
                                                                   22,276,341
                                                                 ------------
CONGLOMERATES (0.3%)
Tenneco, Inc............................................  18,659      841,987
Textron Inc.............................................   9,256      872,378
                                                                 ------------
                                                                    1,714,365
                                                                 ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp...............................................   3,285       85,410
Crown Cork & Seal Co., Inc..............................  14,144      769,080
                                                                 ------------
                                                                      854,490
                                                                 ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc..........................................   5,748      211,957
Stone Container Corp....................................  10,931      162,599
Temple-Inland Inc.......................................   6,143      332,490
                                                                 ------------
                                                                      707,046
                                                                 ------------
COSMETICS (0.9%)
Alberto-Culver Co. Class B..............................   3,029      145,392
Avon Products, Inc......................................  14,532      830,141
Gillette Co.............................................  48,659    3,783,237
International Flavors & Fragrances Inc..................  12,094      544,230
                                                                 ------------
                                                                    5,303,000
                                                                 ------------

                                                           SHARES     VALUE
                                                           --------------------
DRUGS (4.1%)
Lilly (Eli) & Co..........................................  60,229 $  4,396,717
Merck & Co., Inc.......................................... 131,607   10,429,855
Pfizer Inc................................................  70,414    5,835,560
Pharmacia & Upjohn, Inc...................................  55,430    2,196,414
Schering-Plough Corp......................................  40,350    2,612,662
                                                                   ------------
                                                                     25,471,208
                                                                   ------------
ELECTRIC POWER COMPANIES (2.8%)
American Electric
 Power Co., Inc...........................................  20,421      839,814
Baltimore Gas & Electric Co...............................  16,351      437,389
Carolina Power & Light Co.................................  16,558      604,367
Central & South West Corp.................................  22,980      588,863
Cinergy Corp..............................................  17,419      581,359
Consolidated Edison Co. of New York, Inc..................  25,651      750,292
Dominion Resources, Inc...................................  19,642      756,217
DTE Energy Co.............................................  15,808      511,784
Duke Power Co.............................................  22,047    1,019,674
Edison International......................................  47,340      940,883
Entergy Corp..............................................  25,260      700,965
FPL Group, Inc............................................  19,945      917,470
General Public Utilities Corp.............................  13,303      447,313
Houston Industries Inc....................................  25,625      579,766
Niagara Mohawk Power Corp. (a)............................  15,758      155,610
Northern States Power Co..................................   7,503      344,200
Ohio Edison Co............................................  16,614      377,969
Pacific Gas & Electric Co.................................  44,994      944,874
PacifiCorp................................................  32,185      659,792
PECO Energy Co............................................  24,276      612,969
PP&L Resources, Inc.......................................  17,923      412,229
Public Service Enterprise Group Inc.......................  26,044      709,699
Southern Co. (The)........................................  73,569    1,664,499
Texas Utilities Co........................................  24,558    1,000,738
Unicom Corp...............................................  23,562      639,119
Union Electric Co.........................................  11,327      436,089
                                                                   ------------
                                                                     17,633,943
                                                                   ------------
ELECTRICAL EQUIPMENT (3.9%)
AMP Inc...................................................  24,008      921,307
Emerson Electric Co.......................................  24,440    2,364,570
General Electric Co....................................... 179,750   17,772,781
General Signal Corp.......................................   5,544      237,006
Grainger (W.W.), Inc......................................   5,926      475,562
Honeywell, Inc............................................  14,054      924,050
Raychem Corp..............................................   4,997      400,385
Thomas & Betts Corp.......................................   5,945      263,809
Westinghouse Electric Corp................................  46,048      915,204
                                                                   ------------
                                                                     24,274,674
                                                                   ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc.................................................   5,063      101,893
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)


                                                           SHARES     VALUE
                                                           --------------------
ELECTRONIC--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp.........................................   4,882 $    287,428
Tektronix, Inc............................................   3,751      192,239
                                                                   ------------
                                                                        479,667
                                                                   ------------
ELECTRONIC--SEMICONDUCTORS (3.1%)
Advanced Micro Devices, Inc. (a)..........................  14,923      384,267
Applied Materials, Inc. (a)...............................  19,877      714,330
Intel Corp................................................  89,612   11,733,571
LSI Logic Corp. (a).......................................  14,190      379,582
Micron Technology, Inc....................................  22,840      665,215
Motorola, Inc.............................................  64,778    3,975,750
National Semiconductor Corp. (a)..........................  15,085      367,697
Texas Instruments, Inc....................................  20,709    1,320,199
                                                                   ------------
                                                                     19,540,611
                                                                   ------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp................................................   9,366      587,717
Foster Wheeler Corp.......................................   4,468      165,874
                                                                   ------------
                                                                        753,591
                                                                   ------------
ENTERTAINMENT (1.4%)
King World Productions, Inc. (a)..........................   4,107      151,446
Time Warner Inc...........................................  62,074    2,327,775
Viacom, Inc. Class B (a)..................................  38,662    1,348,337
Walt Disney Co. (The).....................................  74,008    5,152,807
                                                                   ------------
                                                                      8,980,365
                                                                   ------------
FINANCIAL--MISCELLANEOUS (2.3%)
American Express Co.......................................  51,776    2,925,344
American General Corp.....................................  22,169      906,158
Dean Witter, Discover & Co................................  17,577    1,164,476
Federal Home Loan Mortgage Corp...........................  19,497    2,147,107
Federal National Mortgage Association..................... 119,200    4,440,200
Green Tree Financial Corp.................................  15,186      586,559
MBIA Corp. ...............................................   4,822      488,228
MBNA Corp.................................................  24,333    1,009,820
Transamerica Corp.........................................   7,257      573,303
                                                                   ------------
                                                                     14,241,195
                                                                   ------------
FOOD DISTRIBUTORS (0.2%)
Fleming Cos., Inc.........................................   4,208       72,588
Supervalu Inc.............................................   7,426      210,713
Sysco Corp................................................  19,496      636,057
                                                                   ------------
                                                                        919,358
                                                                   ------------
FOODS (2.9%)
Archer-Daniels-Midland Co.................................  59,367    1,306,074
Campbell Soup Co..........................................  25,515    2,047,579
ConAgra, Inc..............................................  26,303    1,308,574
CPC International Inc.....................................  15,923    1,234,032

                                                           SHARES     VALUE
                                                           --------------------
FOODS (Continued)
General Mills, Inc........................................  17,323 $  1,097,845
Heinz (H.J.) Co...........................................  40,193    1,436,900
Hershey Foods Corp........................................  16,719      731,456
Kellogg Co................................................  23,019    1,510,622
Quaker Oats Co............................................  15,049      573,743
Ralston-Ralston Purina Group..............................  11,719      859,882
Sara Lee Corp.............................................  52,815    1,967,359
Unilever, N.V.............................................  17,440    3,056,360
Wrigley (Wm.) Jr. Co......................................  12,842      722,362
                                                                   ------------
                                                                     17,852,788
                                                                   ------------
GOLD (0.5%)
Barrick Gold Corp.........................................  39,004    1,121,365
Battle Mountain Gold Co...................................  24,476      168,272
Echo Bay Mines Ltd........................................  15,214      100,793
Homestake Mining Co.......................................  16,182      230,594
Newmont Mining Corp.......................................  10,978      491,265
Placer Dome Inc...........................................  26,169      569,176
Santa Fe Pacific Gold Corp................................  14,543      223,599
                                                                   ------------
                                                                      2,905,064
                                                                   ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp.......................................   9,668      291,249
Snap-On, Inc..............................................   6,786      241,751
Stanley Works (The).......................................   9,742      263,034
                                                                   ------------
                                                                        796,034
                                                                   ------------
HEALTH CARE--DIVERSIFIED (3.9%)
Abbott Laboratories.......................................  84,807    4,303,955
Allergan, Inc.............................................   7,322      260,846
American Home Products Corp...............................  69,768    4,090,149
Bristol-Myers Squibb Co...................................  54,632    5,941,230
Johnson & Johnson......................................... 145,354    7,231,362
Mallinckrodt Group Inc....................................   8,214      362,443
Warner-Lambert Co.........................................  29,624    2,221,800
                                                                   ------------
                                                                     24,411,785
                                                                   ------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a)...........................................  17,780      340,043
United Healthcare Corp....................................  20,064      902,880
                                                                   ------------
                                                                      1,242,923
                                                                   ------------
HEALTH CARE--MISCELLANEOUS (0.3%)
ALZA Corp. (a)............................................   9,455      244,648
Amgen Inc. (a)............................................  28,893    1,571,057
Beverly Enterprises, Inc. (a).............................  10,820      137,955
Manor Care, Inc...........................................   6,885      185,895
                                                                   ------------
                                                                      2,139,555
                                                                   ------------
HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc...................................   4,473      205,758
Dana Corp.................................................  11,271      367,716
Eaton Corp................................................   8,560      597,060
ITT Industries, Inc.......................................  12,984      318,108

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES     VALUE
                                                         --------------------
HEAVY TRUCKS & PARTS (Continued)
Navistar International Corp. (a)........................   8,093 $     73,849
PACCAR Inc..............................................   4,263      289,884
                                                                 ------------
                                                                    1,852,375
                                                                 ------------
HOMEBUILDING (0.0%) (b)
Centex Corp.............................................   3,060      115,133
Kaufman & Broad Home Corp...............................   4,269       54,963
Pulte Corp..............................................   2,579       79,304
                                                                 ------------
                                                                      249,400
                                                                 ------------
HOSPITAL MANAGEMENT (0.6%)
Columbia/HCA Healthcare Corp............................  73,290    2,986,567
Tenet Healthcare Corp. (a)..............................  23,674      517,869
                                                                 ------------
                                                                    3,504,436
                                                                 ------------
HOTEL--MOTEL (0.4%)
Harrah's Entertainment, Inc. (a)........................  11,193      222,461
Hilton Hotels Corp......................................  27,338      714,205
ITT Corp. (a)...........................................  12,667      549,431
Marriott International Inc..............................  14,173      783,058
                                                                 ------------
                                                                    2,269,155
                                                                 ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries, Inc.........................   4,614      320,673
Maytag Corp.............................................  10,901      215,295
Whirlpool Corp..........................................   8,178      381,299
                                                                 ------------
                                                                      917,267
                                                                 ------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)........................................   5,751      577,257
Colgate-Palmolive Co....................................  16,197    1,494,173
Kimberly-Clark Corp.....................................  30,847    2,938,177
Procter & Gamble Co. (The)..............................  74,414    7,999,505
                                                                 ------------
                                                                   13,009,112
                                                                 ------------
HOUSEWARES (0.2%)
Newell Co...............................................  17,298      544,887
Rubbermaid Inc..........................................  16,543      376,353
Tupperware Corp.........................................   6,838      366,688
                                                                 ------------
                                                                    1,287,928
                                                                 ------------
INSURANCE BROKERS (0.3%)
Alexander & Alexander Services Inc......................   5,001       86,892
Aon Corp................................................  12,023      746,929
Marsh & McLennan Cos., Inc..............................   8,058      838,032
                                                                 ------------
                                                                    1,671,853
                                                                 ------------
INVESTMENT BANK/BROKERAGE (0.5%)
Merrill Lynch & Co., Inc................................  17,943    1,462,354
Morgan Stanley Group Inc................................  16,656      951,474
Salomon Inc.............................................  12,118      571,061
                                                                 ------------
                                                                    2,984,889
                                                                 ------------

                                                           SHARES     VALUE
                                                           --------------------
LEISURE TIME (0.0%) (b)
Brunswick Corp............................................  10,839 $    260,136
                                                                   ------------
LIFE INSURANCE (0.6%)
Aetna Inc.................................................  16,413    1,313,040
Jefferson-Pilot Corp......................................   7,888      446,658
Lincoln National Corp.....................................  11,522      604,905
Providian Corp............................................  10,398      534,197
Torchmark Corp............................................   7,930      400,465
UNUM Corp.................................................   8,082      583,925
USLIFE Corp...............................................   3,669      121,994
                                                                   ------------
                                                                      4,005,184
                                                                   ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc...................................   4,433       96,972
Giddings & Lewis, Inc.....................................   3,708       47,740
                                                                   ------------
                                                                        144,712
                                                                   ------------
MACHINERY--DIVERSIFIED (0.8%)
Briggs & Stratton Corp....................................   3,067      134,948
Case Corp.................................................   7,989      435,401
Caterpillar Inc...........................................  20,893    1,572,198
Cooper Industries Inc.....................................  11,938      502,888
Deere & Co................................................  28,222    1,146,519
Harnischfeger Industries, Inc.............................   5,270      253,619
Ingersoll-Rand Co.........................................  12,108      538,806
NACCO Industries, Inc. Class A............................     960       51,360
Thermo Electron Corp. (a).................................   7,600      313,500
Timken Co. (The)..........................................   3,324      152,488
                                                                   ------------
                                                                      5,101,727
                                                                   ------------
MAJOR REGIONAL BANKS (4.8%)
Banc One Corp.............................................  46,667    2,006,681
Bank of Boston Corp.......................................  16,880    1,084,540
Bank of New York Co., Inc. (The)..........................  42,777    1,443,724
Barnett Banks, Inc........................................  21,261      874,359
Boatmen's Bancshares, Inc.................................  16,903    1,090,244
Comerica Inc..............................................  11,967      626,772
CoreStates Financial Corp.................................  24,266    1,258,799
Fifth Third Bancorp.......................................  11,799      741,125
First Bank System, Inc....................................  14,650      999,862
First Union Corp..........................................  30,943    2,289,782
Fleet Financial Group, Inc................................  28,647    1,428,769
KeyCorp...................................................  24,649    1,244,774
Mellon Bank Corp..........................................  14,122    1,002,662
National City Corp........................................  24,246    1,088,039
NationsBank Corp..........................................  31,356    3,065,049
Norwest Corp..............................................  40,428    1,758,618
PNC Bank Corp.............................................  37,207    1,399,913
Republic New York Corp....................................   6,195      505,667
SunTrust Banks, Inc.......................................  24,330    1,198,252
U.S. Bancorp..............................................  16,484      740,750
Wachovia Corp.............................................  18,226    1,029,769
Wells Fargo & Co..........................................  10,186    2,747,673
                                                                   ------------
                                                                     29,625,823
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                           SHARES     VALUE
                                                           --------------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc.................................   3,973 $    109,258
                                                                   ------------
MANUFACTURING--DIVERSIFIED (1.0%)
AlliedSignal Inc..........................................  30,879    2,068,893
Crane Co..................................................   5,169      149,915
Dover Corp................................................  12,271      616,618
Illinois Tool Works Inc...................................  13,608    1,086,939
Johnson Controls, Inc.....................................   4,511      373,849
Millipore Corp............................................   4,781      197,814
Pall Corp.................................................  12,543      319,846
Parker-Hannifin Corp......................................   8,245      319,494
TRINOVA Corp..............................................   3,143      114,327
Tyco International Ltd....................................  17,066      902,365
                                                                   ------------
                                                                      6,150,060
                                                                   ------------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc..........................................   6,260      175,280
Bausch & Lomb Inc.........................................   6,191      216,685
Baxter International Inc..................................  29,806    1,222,046
Becton, Dickinson & Co....................................  13,814      599,182
Biomet, Inc...............................................  12,620      190,878
Boston Scientific Corp. (a)...............................  19,440    1,166,400
Guidant Corp..............................................   8,246      470,022
Medtronic, Inc............................................  26,167    1,779,356
St. Jude Medical, Inc. (a)................................   8,819      375,910
United States Surgical Corp...............................   6,797      267,632
                                                                   ------------
                                                                      6,463,391
                                                                   ------------
METALS--MISCELLANEOUS (0.3%)
ASARCO Inc................................................   4,752      118,206
Cyprus Amax Minerals Co...................................  10,300      240,763
Freeport-McMoRan Copper & Gold Inc. Class B...............  21,125      631,109
Inco Ltd..................................................  18,342      584,651
Phelps Dodge Corp.........................................   7,090      478,575
                                                                   ------------
                                                                      2,053,304
                                                                   ------------
MISCELLANEOUS (1.4%)
Airtouch Communications, Inc. (a).........................  54,701    1,381,200
American Greetings Corp. Class A..........................   8,301      235,541
Corning Inc...............................................  25,161    1,163,696
Harcourt General, Inc.....................................   7,885      363,696
Harris Corp...............................................   4,250      291,656
Jostens, Inc..............................................   4,391       92,760
Minnesota Mining & Manufacturing Co.......................  45,678    3,785,564
Pioneer Hi-Bred International, Inc........................   8,946      626,220
TRW, Inc..................................................  13,827      684,437
Whitman Corp..............................................  11,521      263,543
                                                                   ------------
                                                                      8,888,313
                                                                   ------------
MONEY CENTER BANKS (2.9%)
BankAmerica Corp..........................................  39,160    3,906,210
Bankers Trust New York Corp...............................   9,080      783,150
Chase Manhattan Corp......................................  47,941    4,278,734

                                                           SHARES     VALUE
                                                           --------------------
MONEY CENTER BANKS (Continued)
Citicorp..................................................  51,360 $  5,290,080
First Chicago Corp........................................  34,811    1,871,091
Morgan (J.P.) & Co., Inc..................................  20,586    2,009,709
                                                                   ------------
                                                                     18,138,974
                                                                   ------------
MULTI-LINE INSURANCE (1.7%)
American International Group, Inc. .......................  51,289    5,552,034
CIGNA Corp................................................   8,432    1,152,022
ITT Hartford Group, Inc...................................  12,973      875,678
Travelers Group Inc.......................................  69,899    3,171,667
                                                                   ------------
                                                                     10,751,401
                                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.9%)
Coastal Corp..............................................  11,668      570,274
Columbia Gas System, Inc..................................   6,104      388,367
Consolidated Natural Gas Co...............................  10,368      572,832
Eastern Enterprises.......................................   2,213       78,285
Enron Corp................................................  27,792    1,198,530
ENSERCH Corp..............................................   7,620      175,260
NICOR Inc.................................................   5,511      197,018
NorAm Energy Corp.........................................  15,021      230,948
ONEOK Inc.................................................   2,902       87,060
Pacific Enterprises.......................................   9,447      286,953
PanEnergy Corp............................................  16,654      749,430
Peoples Energy Corp.......................................   3,732      126,421
Sonat, Inc................................................   9,562      492,443
Williams Cos., Inc. (The).................................  17,376      651,600
                                                                   ------------
                                                                      5,805,421
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES (0.6%)
Alco Standard Corp........................................  14,223      734,263
Moore Corp. Ltd...........................................  11,045      225,042
Pitney Bowes Inc..........................................  16,380      892,710
Xerox Corp................................................  35,466    1,866,398
                                                                   ------------
                                                                      3,718,413
                                                                   ------------
OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc....................................   2,736      142,614
Rowan Cos., Inc. (a)......................................   9,403      212,743
                                                                   ------------
                                                                        355,357
                                                                   ------------
OIL--EXPLORATION & PRODUCTION (0.3%)
Burlington Resources Inc..................................  13,847      697,542
Oryx Energy Co. (a).......................................  11,445      283,264
Santa Fe Energy Resources, Inc. (a).......................  10,111      140,290
Union Pacific Resources Group, Inc........................  27,271      797,677
                                                                   ------------
                                                                      1,918,773
                                                                   ------------
OIL--INTEGRATED DOMESTIC (1.3%)
Amerada Hess Corp.........................................  10,350      599,006
Ashland Inc...............................................   7,067      310,065
Atlantic Richfield Co.....................................  17,560    2,326,700
Kerr-McGee Corp...........................................   5,374      386,928

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                           SHARES     VALUE
                                                           --------------------
OIL--INTEGRATED DOMESTIC (Continued)
Louisiana Land & Exploration Co. (The)....................   3,784 $    202,917
Occidental Petroleum Corp.................................  35,927      839,794
Pennzoil Co...............................................   5,148      290,862
Phillips Petroleum Co.....................................  28,706    1,270,241
Sun Co., Inc..............................................   8,192      199,680
Unocal Corp...............................................  27,306    1,109,306
USX-Marathon Group........................................  31,404      749,770
                                                                   ------------
                                                                      8,285,269
                                                                   ------------
OIL--INTEGRATED INTERNATIONAL (6.5%)
Amoco Corp................................................  54,310    4,371,955
Chevron Corp..............................................  71,257    4,631,705
Exxon Corp................................................ 135,581   13,286,938
Mobil Corp................................................  43,001    5,256,872
Royal Dutch Petroleum Co..................................  58,576   10,001,852
Texaco Inc................................................  28,889    2,834,733
                                                                   ------------
                                                                     40,384,055
                                                                   ------------
OIL--WELL EQUIPMENT & SERVICES (0.8%)
Baker Hughes Inc..........................................  15,813      545,548
Dresser Industries, Inc...................................  19,177      594,487
Halliburton Co............................................  13,840      833,860
McDermott International, Inc..............................   6,105      101,496
Schlumberger Ltd..........................................  26,914    2,688,036
Western Atlas Inc. (a)....................................   5,935      420,643
                                                                   ------------
                                                                      5,184,070
                                                                   ------------
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Corp........................................   5,361      170,212
Champion International Corp...............................  10,611      458,926
Georgia-Pacific Corp......................................  10,089      726,408
International Paper Co....................................  32,809    1,324,663
James River Corp. of Virginia.............................   9,401      311,408
Louisiana-Pacific Corp....................................  12,019      253,901
Mead Corp.................................................   5,797      336,951
Potlatch Corp.............................................   3,057      131,451
Union Camp Corp...........................................   7,648      365,192
Westvaco Corp.............................................  11,295      324,731
Weyerhaeuser Co...........................................  21,674    1,026,806
Willamette Industries, Inc................................   6,085      423,668
                                                                   ------------
                                                                      5,854,317
                                                                   ------------
PERSONAL LOANS (0.2%)
Beneficial Corp...........................................   5,877      372,455
Household International, Inc..............................  10,749      991,595
                                                                   ------------
                                                                      1,364,050
                                                                   ------------
PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co..........................................  36,425    2,923,106
Polaroid Corp.............................................   5,022      218,457
                                                                   ------------
                                                                      3,141,563
                                                                   ------------

                                                         SHARES     VALUE
                                                         --------------------
POLLUTION CONTROL (0.4%)
Browning-Ferris Industries Inc..........................  23,186 $    608,633
Laidlaw Inc. Class B....................................  34,297      394,415
WMX Technologies, Inc...................................  52,995    1,728,962
                                                                 ------------
                                                                    2,732,010
                                                                 ------------
PROPERTY--CASUALTY INSURANCE (1.3%)
Allstate Corp...........................................  48,582    2,811,683
Chubb Corp..............................................  18,987    1,020,551
General Re Corp.........................................   9,227    1,455,559
Loews Corp..............................................  12,527    1,180,670
MGIC Investment Corp....................................   6,465      491,340
SAFECO Corp.............................................  13,928      549,286
St. Paul Cos., Inc. (The)...............................   9,271      543,512
USF&G Corp..............................................  12,596      262,942
                                                                 ------------
                                                                    8,315,543
                                                                 ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)............................  10,964      505,715
Meredith Corp...........................................   2,936      154,874
                                                                 ------------
                                                                      660,589
                                                                 ------------
PUBLISHING--NEWSPAPER (0.6%)
Dow Jones & Co., Inc....................................  10,502      355,755
Gannett Co., Inc........................................  15,604    1,168,350
Knight-Ridder Inc.......................................  10,444      399,483
New York Times Co. (The) Class A........................  10,536      400,368
Times Mirror Co. (The) Class A..........................  11,027      548,593
Tribune Co..............................................   6,850      540,294
                                                                 ------------
                                                                    3,412,843
                                                                 ------------
RAILROADS (1.0%)
Burlington Northern Santa
 Fe Corp................................................  16,868    1,456,974
Conrail Inc.............................................   8,914      888,057
CSX Corp................................................  23,676    1,000,311
Norfolk Southern Corp...................................  13,832    1,210,300
Union Pacific Corp......................................  26,689    1,604,676
                                                                 ------------
                                                                    6,160,318
                                                                 ------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc.................................  17,427      152,486
McDonald's Corp.........................................  76,128    3,444,792
Wendy's International, Inc..............................  14,101      289,071
                                                                 ------------
                                                                    3,886,349
                                                                 ------------
RETAIL STORES--APPAREL (0.3%)
Charming Shoppes, Inc. (a)..............................  11,667       59,064
Gap, Inc. (The).........................................  30,917      931,375
Limited, Inc. (The).....................................  29,592      543,753
TJX Cos., Inc. (The)....................................   8,681      411,262
                                                                 ------------
                                                                    1,945,454
                                                                 ------------
RETAIL STORES--DEPARTMENT (0.7%)
Dillard Department Stores, Inc. Class A.................  12,552      387,543

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                         SHARES     VALUE
                                                         --------------------
RETAIL STORES--DEPARTMENT (Continued)
Federated Department Stores, Inc. (a)...................  22,928 $    782,418
May Department Stores Co................................  27,492    1,285,251
Mercantile Stores Co., Inc..............................   4,090      201,944
Nordstrom, Inc..........................................   9,010      319,292
Penney (J.C.) Co., Inc..................................  25,145    1,225,818
                                                                 ------------
                                                                    4,202,266
                                                                 ------------
RETAIL STORES--DRUG (0.3%)
Longs Drug Stores Corp..................................   2,094      102,868
Rite-Aid Corp...........................................  13,399      532,610
Walgreen Co.............................................  26,880    1,075,200
                                                                 ------------
                                                                    1,710,678
                                                                 ------------
RETAIL STORES--FOOD CHAIN (0.5%)
Albertson's, Inc........................................  27,489      979,296
American Stores Co......................................  15,875      648,891
Giant Food, Inc. Class A................................   6,565      226,493
Great Atlantic & Pacific Tea Co., Inc. (The)............   4,228      134,767
Kroger Co. (a)..........................................  13,976      649,884
Winn-Dixie Stores, Inc..................................  16,500      521,812
                                                                 ------------
                                                                    3,161,143
                                                                 ------------
RETAIL STORES--GENERAL MERCHANDISE (1.5%)
Dayton-Hudson Corp......................................  23,703      930,343
Kmart Corp. (a).........................................  52,805      547,852
Sears, Roebuck & Co.....................................  42,735    1,971,152
Wal-Mart Stores, Inc.................................... 250,467    5,729,432
                                                                 ------------
                                                                    9,178,779
                                                                 ------------
RETAIL STORES--SPECIALTY (1.1%)
Autozone, Inc. (a)......................................   7,900      217,250
Circuit City Stores, Inc................................  10,776      324,627
CVS Corp................................................  11,620      480,777
Home Depot, Inc. (The)..................................  52,399    2,626,500
Lowe's Cos., Inc........................................  19,104      678,192
Pep Boys-Manny, Moe & Jack..............................   6,933      213,190
Price/Costco, Inc. (a)..................................  21,421      538,203
Tandy Corp..............................................   6,398      281,512
Toys "R" Us, Inc. (a)...................................  29,983      899,490
Woolworth Corp. (a).....................................  14,737      322,372
                                                                 ------------
                                                                    6,582,113
                                                                 ------------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co....................................  11,478      373,035
Golden West Financial Corp..............................   6,257      394,973
Great Western Financial Corp............................  15,233      441,757
                                                                 ------------
                                                                    1,209,765
                                                                 ------------
SHOES (0.4%)
Nike Inc. Class B.......................................  31,492    1,881,647
Reebok International Ltd................................   6,214      260,988
Stride Rite Corp........................................   5,575       55,750
                                                                 ------------
                                                                    2,198,385
                                                                 ------------

                                                           SHARES     VALUE
                                                           --------------------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc..........................................  11,486 $    333,094
Cognizant Corp............................................  18,848      621,984
CUC International Inc. (a)................................  43,007    1,021,416
Dun & Bradstreet Corp. (The)..............................  18,544      440,420
Ecolab Inc................................................   7,095      266,949
HFS Inc. (a)..............................................  14,294      854,067
Interpublic Group of Cos., Inc............................   8,834      419,615
National Service Industries, Inc..........................   5,333      199,321
Safety-Kleen Corp.........................................   6,413      105,013
Service Corp. International...............................  25,726      720,328
                                                                   ------------
                                                                      4,982,207
                                                                   ------------
SPECIALTY PRINTING (0.2%)
Deluxe Corp...............................................   9,148      299,597
Donnelley (R.R.) & Sons Co................................  16,463      516,527
Harland (John H.) Co......................................   3,322      109,626
                                                                   ------------
                                                                        925,750
                                                                   ------------
STEEL (0.3%)
Allegheny Teledyne Inc....................................  19,067      438,541
Armco Inc. (a)............................................  11,743       48,440
Bethlehem Steel Corp. (a).................................  12,303      110,727
Inland Steel Industries Inc...............................   5,378      107,560
Nucor Corp................................................   9,699      494,649
USX-U.S. Steel Group......................................   9,227      289,497
Worthington Industries, Inc...............................  10,056      182,265
                                                                   ------------
                                                                      1,671,679
                                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (2.2%)
AT&T Corp................................................. 176,946    7,697,151
MCI Communications Corp...................................  74,811    2,445,384
Sprint Corp...............................................  47,043    1,875,840
WorldCom, Inc. (a)........................................  65,236    1,700,213
                                                                   ------------
                                                                     13,718,588
                                                                   ------------
TELEPHONE (4.2%)
ALLTEL Corp...............................................  20,709      649,745
Ameritech Corp............................................  59,957    3,634,893
Bell Atlantic Corp........................................  47,845    3,097,964
BellSouth Corp............................................ 108,508    4,381,011
Frontier Corp.............................................  10,000      226,250
GTE Corp.................................................. 105,014    4,778,137
NYNEX Corp................................................  48,010    2,310,481
Pacific Telesis Group.....................................  46,787    1,719,422
SBC Communications Inc....................................  65,865    3,408,514
US West, Inc..............................................  52,184    1,682,934
                                                                   ------------
                                                                     25,889,351
                                                                   ------------
TEXTILES--APPAREL MANUFACTURERS (0.2%)
Fruit of the Loom, Inc.
 Class A (a)..............................................   8,473      320,915
Liz Claiborne, Inc........................................   7,914      305,678
Russell Corp..............................................   4,356      129,591

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                           SHARES     VALUE
                                                           --------------------
TEXTILES--APPAREL MANUFACTURERS (Continued)
Springs Industries, Inc. Class A..........................   2,185 $     93,955
VF Corp...................................................   7,086      478,305
                                                                   ------------
                                                                      1,328,444
                                                                   ------------
TOBACCO (1.9%)
American Brands, Inc......................................  18,569      921,487
Philip Morris Cos., Inc...................................  88,903   10,012,700
UST Inc...................................................  20,297      657,115
                                                                   ------------
                                                                     11,591,302
                                                                   ------------
TOYS (0.2%)
Hasbro Inc................................................   9,574      372,189
Mattel, Inc...............................................  29,694      824,009
                                                                   ------------
                                                                      1,196,198
                                                                   ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
Federal Express Corp. (a).................................  12,543      558,164
Ryder System, Inc.........................................   9,145      257,203
                                                                   ------------
                                                                        815,367
                                                                   ------------

                                                       SHARES      VALUE
                                                       -------------------------
TRUCKERS (0.0%) (b)
Caliber System, Inc...................................   4,156  $     80,003
                                                                ------------
Total Common Stocks (Cost $429,738,273)...............           616,752,317
                                                                ------------
Total Investments (Cost $429,738,273) (c).............    98.9%  616,752,317 (d)
Cash and Other Assets, Less Liabilities...............     1.1     6,828,566
                                                       -------  ------------
Net Assets............................................   100.0% $623,580,883
                                                       =======  ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The cost for Federal income tax purposes is $430,048,112.
(d) At December 31, 1996 net unrealized appreciation was $186,704,205 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $191,071,127 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,366,922.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $429,738,273).................................. $616,752,317
 Receivables:
 Investment securities sold.......................................   13,034,027
 Fund shares sold.................................................    1,739,212
 Dividends and interest...........................................    1,057,943
                                                                   ------------
   Total assets...................................................  632,583,499
                                                                   ------------
LIABILITIES:
 Payables:
 Fund shares redeemed.............................................    5,154,316
 Investment securities purchased..................................    2,424,681
 Custodian........................................................    1,194,293
 Administrator....................................................       62,119
 Adviser..........................................................       26,497
 Transfer agent...................................................        5,789
 Directors........................................................          643
 Accrued expenses.................................................      134,278
                                                                   ------------
   Total liabilities..............................................    9,002,616
                                                                   ------------
 Net assets....................................................... $623,580,883
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     29,349
 Institutional Service Class......................................          279
 Additional paid-in capital.......................................  427,874,752
 Accumulated undistributed net realized gain on investments.......    8,662,459
 Net unrealized appreciation on investments.......................  187,014,044
                                                                   ------------
 Net assets....................................................... $623,580,883
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $617,715,830
                                                                   ============
 Shares of capital stock outstanding..............................   29,349,295
                                                                   ============
 Net asset value per share outstanding............................ $      21.05
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $  5,865,053
                                                                   ============
 Shares of capital stock outstanding..............................      279,179
                                                                   ============
 Net asset value per share outstanding............................ $      21.01
                                                                   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 10,428,406
 Interest.........................................................    1,648,424
                                                                   ------------
   Total income...................................................   12,076,830
                                                                   ------------
 Expenses:
 Administration...................................................    2,010,753
 Advisory.........................................................      502,686
 Professional.....................................................      129,928
 Registration.....................................................       94,965
 Custodian........................................................       85,539
 Shareholder communication........................................       78,127
 Transfer agent...................................................       30,307
 Directors........................................................       16,296
 Service..........................................................        9,405
 Miscellaneous....................................................       11,615
                                                                   ------------
   Total expenses before
    reimbursement.................................................    2,969,621
 Expense reimbursement from Administrator and Adviser.............     (753,575)
                                                                   ------------
   Net expenses...................................................    2,216,046
                                                                   ------------
 Net investment income............................................    9,860,784
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from:
 Security transactions............................................   16,988,467
 Futures transactions.............................................    4,106,943
                                                                   ------------
 Net realized gain on investments.................................   21,095,410
                                                                   ------------
 Net change in unrealized appreciation on investments:
 Security transactions............................................   71,711,312
 Futures transactions.............................................      (18,782)
                                                                   ------------
 Net unrealized gain on investments...............................   71,692,530
                                                                   ------------
 Net realized and unrealized gain on investments..................   92,787,940
                                                                   ------------
 Net increase in net assets resulting from operations............. $102,648,724
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes of $97,095.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  9,860,784  $  6,542,760
 Net realized gain on investments..................   21,095,410     7,990,629
 Net change in unrealized appreciation on invest-
  ments............................................   71,692,530    76,650,549
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................  102,648,724    91,183,938
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................   (9,781,685)   (6,591,393)
  Institutional Service Class......................      (81,268)      (16,388)
 From net realized gain on investments:
  Institutional Class..............................  (13,063,037)   (6,792,059)
  Institutional Service Class......................     (121,038)      (17,654)
                                                    ------------  ------------
   Total dividends and distributions to sharehold-
    ers............................................  (23,047,028)  (13,417,494)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................  252,112,038    78,587,684
  Institutional Service Class......................    4,498,994       897,435
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................   22,844,722    13,357,924
  Institutional Service Class......................      202,306        34,040
                                                    ------------  ------------
                                                     279,658,060    92,877,083
 Cost of shares redeemed:
  Institutional Class..............................  (90,730,104)  (59,931,221)
  Institutional Service Class......................     (337,651)       (8,197)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................  188,590,305    32,937,665
                                                    ------------  ------------
  Net increase in net assets.......................  268,192,001   110,704,109
NET ASSETS:
 Beginning of year................................. $355,388,882  $244,684,773
                                                    ============  ============
 End of year....................................... $623,580,883  $355,388,882
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       INSTITUTIONAL               INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                             CLASS         CLASS         CLASS         CLASS        INSTITUTIONAL CLASS
                         ------------- ------------- ------------- ------------- ------------------------------
                                                       YEAR ENDED DECEMBER 31
                         --------------------------------------------------------------------------------------
                                    1996                        1995               1994        1993      1992
                         --------------------------- --------------------------- --------    --------  --------

Net asset value at
 beginning of year......   $  17.82      $  17.81      $  13.53      $  13.53    $  13.86    $  13.50  $  12.98
                           --------      --------      --------      --------    --------    --------  --------
Net investment income...       0.34          0.31          0.35          0.33        0.33        0.30      0.30
Net realized and
 unrealized gain (loss)
 on investments.........       3.69          3.66          4.64          4.64       (0.20)       0.93      0.61
                           --------      --------      --------      --------    --------    --------  --------
Total from investment
 operations.............       4.03          3.97          4.99          4.97        0.13        1.23      0.91
                           --------      --------      --------      --------    --------    --------  --------
Less dividends and
 distributions:
From net investment
 income.................      (0.34)        (0.31)        (0.34)        (0.33)      (0.33)      (0.61)    (0.32)
From net realized gain
 on investments.........      (0.46)        (0.46)        (0.36)        (0.36)      (0.13)      (0.25)    (0.07)
In excess of net
 realized gain on
 investments............        --            --            --            --         0.00(a)    (0.01)      --
                           --------      --------      --------      --------    --------    --------  --------
Total dividends and
 distributions..........      (0.80)        (0.77)        (0.70)        (0.69)      (0.46)      (0.87)    (0.39)
                           --------      --------      --------      --------    --------    --------  --------
Net asset value at end
 of year................   $  21.05      $  21.01      $  17.82      $  17.81    $  13.53    $  13.86  $  13.50
                           ========      ========      ========      ========    ========    ========  ========
Total investment return
 .......................      22.57%        22.21%        36.88%        36.70%       0.90%       9.41%     7.19%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       1.96%         1.71%         2.21%         1.96%       2.43%       2.39%     2.52%
 Net expenses...........       0.44%         0.69%         0.50%         0.75%       0.50%       0.45%     0.45%
 Expenses (before
  reimbursement)........       0.59%         0.84%         0.59%         0.84%       0.58%       0.60%     0.62%
Portfolio turnover
 rate...................          8%            8%            4%            4%          5%          5%        4%
Average commission rate
 paid...................   $ 0.0498      $ 0.0498          (b)           (b)         (b)         (b)       (b)
Net assets at end of
 year (in 000's)........   $617,716      $  5,865      $354,420      $    969    $244,685    $219,351  $164,858

--------
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . International equity markets generally experienced positive performance, with the Morgan Stanley Capital International EAFE Index(S) returning 6.05% for the 12 months ended December 31, 1996

 . An accommodative interest rate environment worldwide was good for international corporate growth, and particularly good for interest rate sensitive stocks

 . While Japan showed improving fundamentals, the Japanese stock market provided the worst returns of any major world market, losing 4.92% for the year

 . Spain, Norway, Sweden, Finland and the Netherlands markets provided excellent overall performance, with Italy, France, Germany, and Hong Kong also providing positive returns

 . A market reversal in June and July, led by declines in U.S. equities, left many international returns in the second half of the year at more modest levels

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . One-year total returns of 12.09% and 11.59% for Institutional Class and Service Class shares, respectively, as of 12/31/96

 . The Fund outpaced the Morgan Stanley Capital International EAFE Index for the 12 months ended 12/31/96

 . The Fund performed closely with the average Lipper* international equity fund for the 12 months ended 12/31/96

 . The portfolio benefited from investments in Spain and Italy, and energy investments in Norway and the Netherlands, but was hurt by large holdings in Japan

 . Selective currency hedging helped work to the advantage of investors in the Fund throughout the year

--------------------------------------------------------------------------------
Accomodative interest rates   When countries maintain low interest rates that
allow businesses to borrow at lower cost, they are said to be "accommodating" business in this regard. Low interest rates tend to allow companies to raise more affordable capital for expansion, and may stimulate corporate and economic growth.
--------------------------------------------------------------------------------

Throughout 1996, the international equity markets benefited from accommodative interest rate policies in most major markets around the world. The low interest rate environment helped act as a stimulus for corporate growth and had a positive impact on interest rate sensitive industries such as banking and finance. The strengthening of economic fundamentals also led to gains in energy stocks, which benefited from greater demand for fuel around the world.

In Europe, massive restructuring has begun, offering potential opportunities for companies to increase their profitability and reduce their labor costs. A new law recently passed in Germany will allow employers to substantially reduce their benefit costs, which could improve corporate earnings prospects there. In France, corporate profit growth continues to be promising due to the lack of wage cost increases caused by high unemployment rates and generally lower
--------------------------------------------------------------------------------
(S) The MSCI EAFE Index is an unmanaged index generally considered representative of the international stock market.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Restructuring   Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plants and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

Bullish/Bearish   A bull market occurs when stock prices are rising, a bear
market occurs when stock prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

Weighting   The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is larger than the country's securities are to the market as a whole.

Currency management/hedging   The process of managing or "hedging" the risks
associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.
--------------------------------------------------------------------------------

production costs. All of this may be good for industry in France and Germany and may bode well for the future of European industry.

Although Asian markets faltered in July when the U.S. technology industry had a severe setback, later in the year, the situation stabilized and growth trends are once again emerging. Japan appears as a notable exception. Despite improving economic fundamentals, investors have remained bearish, resulting in an overall market decline of about 5% for the year. While some Japanese banks closed during the year, others did relatively well. Autos were good performers within the weak Japanese market. But retailers were hurt by low returns on savings and reduced consumer confidence.

How did the MainStay Institutional International Equity Fund perform in this context?

For the 12 months ended December 31, 1996, the MainStay Institutional International Equity Fund had total returns of 12.09% and 11.59% for Institutional Class shares and Service Class shares, respectively. These results closely followed the average Lipper international fund, which returned 11.78% for the same period, but were well ahead of the Morgan Stanley Capital International EAFE Index, which returned only 6.05%.

What were the Fund's strongest investments during the year?

The Fund uses a country-first approach, seeking out the most promising markets and then investing in a wide range of companies in the markets the portfolio manager feels have positive prospects. In 1996, the Fund saw strong returns in Spain and Italy (up 50.16% and 7.81%, respectively in local terms), the Netherlands (+37.59% in local terms) and Norway (+30.00% in local terms), where we concentrated in oil and energy-related issues. The Fund also did well in France, where interest rates had a positive impact on agriculture-related businesses that feed most of Europe.

What can those successes be attributed to?

We believe strategy was ultimately responsible. The Fund has held energy-related positions in the Netherlands and Norway for some time, and recognized that the improving economic fundamentals would increase demand for fuels. Oil prices started the year at about $16 per barrel and ended around $23 per barrel, and the rising prices were good for the Fund. In Spain, the Fund's holdings increased among utilities and banks, which profited from the accommodative interest rate environment. All of these positions have made positive contributions to the Fund throughout the year.

Were there any major market opportunities that were missed?

The Fund wasn't invested in Sweden, which was up 41.36% (in local terms) for the year--or Finland, which was up 42.18% (local terms). Given how these markets had performed in 1995, the portfolio manager felt they were fully valued. Their growth was surprising and some opportunities in these markets were missed.

What about the Far East?

The big story in the Far East was Japan. All the fundamentals seemed in place for a market improvement. Interest rates were low and the environment was friendly for business. However, investors remained bearish all year. Since Japan was the weakest major market, down 4.92% in 1996, the Fund's large position there definitely hurt perfor-

================================================================================

mance. There were, however, some redeeming factors. While some Japanese banks closed during the year, the Fund was invested in stronger banks that survived the crisis. The Fund also held auto stocks which did well on a relative basis. In the fourth quarter, as it appeared that the market was not going to respond to positive fundamentals, the Fund reduced its weighting in Japan, which was already lower than the overall weighting in the EAFE index. This helped the Fund's portfolio control risk and avoid some losses. If conditions remain the same, we intend to continue moving away from Japan, waiting for investor sentiment to turn more positive.

What were the Fund's other investments in the Far East?

In Hong Kong, the Fund increased its holdings in the second half of the year when we saw opportunities to profit from this gateway for Chinese exports. The result was positive for the Fund. Singapore, which is a major exporter of electronic components and computer products, faced a downturn in midyear, when U.S. technology stocks faltered. While that had a negative impact on Fund performance, the Fund continued to hold its Singapore equities, such as Singapore Telecommunications, Ltd. and Oversea-Chinese Banking Corp., Ltd., which represent a relatively small portion of the Fund's holdings. In the fourth quarter, orders began to flow back to Singapore, so the downturn appears to be reversing. We're pleased that this decision to hold these securities had positive results and look forward to improved prospects in 1997.

How has the Fund's portfolio responded to restructuring in Europe?

Restructuring can be a positive factor for virtually any economy. We see it as a positive force that could improve balance sheets, enhance productivity, and lower labor costs through outsourcing production to Eastern Europe and Asia. By adding to the Fund's holdings in Germany and the Netherlands in the fourth quarter, the Fund sought to capitalize on the restructuring trend, and this has had a positive impact on the Fund's performance.

What happened in the U.K.?

The stock market was up about 15% for 1996, which generally sounds good, but was modest in light of markets like Spain, Finland, and Sweden that advanced more than 40%. Since the Fund was underweighted in the U.K., its performance had a generally positive, but not a major impact on the Fund.

How was currency risk managed throughout the year?

Generally speaking, selective hedging was used to manage currency risk. Throughout the year, this had a positive impact on performance.

Looking forward what do you see?

We believe we will continue to see the dollar strengthening against other currencies in the long term. However, the dollar's protracted upward move might have temporary setbacks. The Fund's managers are carefully watching the situation.

Which markets do you like for 1997?

We'll be moving more into core markets, such as Germany, France, and the Netherlands, if we continue to believe restructuring in these markets is likely to have the greatest impact in the shortest amount of time. We believe exporting markets are likely to continue to do well, but we are likely to place more emphasis in Europe than in Asia, at least for the foreseeable future. As far as Japan is concerned, until we see signs of a turnaround, we may continue to reduce the Fund's positions. Overall, we'll continue to focus on developed markets and established companies, seeking long-term growth of capital with an acceptable level of risk.

Shigemi Takagi
Portfolio Manager

Note: Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INTERNATIONAL EQUITY FUND VS MSCI EAFE INDEX

                          INSTITUTIONAL CLASS SHARES

               DATE       INTL. EQUITY FUND     MSCI EAFE INDEX
               ----       -----------------     ---------------
               1/1/95         10,000                 10,000
                               9,830                 10,194
              2Q 1995          9,490                 10,276
                              10,150                 10,713
              4Q 1995         10,717                 11,155
                              11,245                 11,486
              2Q 1996         11,629                 11,676
                              11,597                 11,670
             12/31/96         12,013                 11,793

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INTERNATIONAL EQUITY FUND VS MSCI EAFE INDEX

                             SERVICE CLASS SHARES

               DATE       INTL. EQUITY FUND     MSCI EAFE INDEX
               ----       -----------------     ---------------
               1/1/95         10,000                 10,000
                               9,830                 10,194
              2Q 1995          9,480                 10,276
                              10,120                 10,713
              4Q 1995         10,686                 11,155
                              11,192                 11,486
              2Q 1996         11,565                 11,676
                              11,523                 11,670
             12/31/96         11,924                 11,793

 . International Equity Fund --MSCI EAFE Index
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/1/95.

                                                      Total Return*                    SEC Average Annual Total Return*
PERFORMANCE                                     as of December 31, 1996                    as of December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                      Year to Date             One Year          Five Year    Since Inception
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund Institutional Class            12.09%                 12.09%             N/A              9.58%
International Equity Fund Service Class                  11.59%                 11.59%             N/A              9.17%
Average Lipper International Fund                        11.78%                 11.78%            10.09%           10.52%
MSCI EAFE Index                                           6.05%                  6.05%             8.15%            8.60%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 .   Common Stocks        90.97%
 .   Cash & Equivalents    8.94%
 .   Other                 0.09%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Toyota Motor Corp.                     1.81%
2.  Ente Nazionale Idrocarburi, S.p.A.     1.70%
3.  Singapore Telecommunications, Ltd.     1.58%
4.  Siemens AG                             1.22%
5.  Mitsubishi Heavy Industries, Ltd.      1.09%
6.  Deutsche Telekom AG                    1.09%
7.  Allianz AG Holding                     1.07%
8.  Telefonica de Espana, SA               1.07%
9.  Norsk Hydro ASA                        1.06%
10. Broken Hill Proprietary Co., Ltd.      0.99%

--------------------------------------------------------------------------------

TOP 10 COUNTRIES
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Japan                                 28.57%
2.  France                                10.55%
3.  United Kingdom                         8.22%
4.  Germany                                8.18%
5.  Italy                                  6.64%
6.  Spain                                  5.60%
7.  Singapore                              5.07%
8.  Australia                              4.82%
9.  Hong Kong                              3.54%
10. Austria                                3.23%

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

  The Institutional Class shares are sold with no sales charge. The Service Class shares are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

  The inception date of the International Equity Fund and the date such shares were first offered to the public was 1/1/95.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (91.0%)+

                                                            SHARES     VALUE
                                                            --------------------
AUSTRALIA (4.8%)
Amcor, Ltd.
 (forest products & paper)................................   65,766 $    422,581
Boral, Ltd. (building materials & components).............   40,300      114,590
Brambles Industries, Ltd.
 (business & public services).............................   16,500      321,733
Broken Hill Proprietary Co., Ltd. (energy sources)........   88,079    1,253,639
Coles Myer, Ltd.
 (merchandising)..........................................   87,136      358,499
CRA, Ltd. (metals-nonferrous).............................   29,842      468,118
CSR, Ltd. (multi-industry)................................   58,400      204,092
Foster's Brewing Group, Ltd. (beverages & tobacco)........  105,427      213,526
Mount Isa Mines Holdings, Ltd. (metals-nonferrous)........   46,343       64,782
National Australia Bank, Ltd. (banking)...................   88,805    1,043,900
News Corp., Ltd.
 (broadcasting & publishing)..............................   76,572      403,829
Pacific Dunlop, Ltd.
 (multi-industry).........................................   83,030      211,030
Santos, Ltd. (energy sources).............................   40,400      163,648
Westpac Banking Corp., Ltd. (banking).....................   73,170      416,108
WMC, Ltd. (metals-nonferrous).............................   72,425      456,165
                                                                    ------------
                                                                       6,116,240
                                                                    ------------
AUSTRIA (3.1%)
Austrian Airlines Oesterreichische Luftverkehrs AG
 (transportation-airlines) (a)............................      650       98,943
Bank Austria AG (banking).................................   10,100      745,420
Creditanstalt-Bankverein Stamm AG (banking)...............    6,200      419,262
EA-Generali AG (insurance)................................    1,500      442,824
Flughafen Wien AG
 (transportation-airlines)................................    3,950      201,153
Oesterreichische Brau-Beteiligungs AG (beverages &
 tobacco).................................................    3,000      203,422
OMV AG (energy sources)...................................    5,350      602,642
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class A (utilities-electrical
 & gas)...................................................    5,800      433,682
Voest-Alpine Technologie AG (machinery & engineering).....    2,850      446,844
Wienerberger Baustoffindustrie AG (building materials &
 components)..............................................    2,050      397,158
                                                                    ------------
                                                                       3,991,350
                                                                    ------------
FRANCE (10.6%)
Alcatel Alsthom, SA
 (electrical & electronics)...............................    5,454      437,264

--------
+ Percentages indicated are based on Fund net assets.

                                                           SHARES     VALUE
                                                           --------------------
FRANCE (Continued)
AXA, SA (insurance).......................................  10,134 $    643,274
Carrefour, SA (merchandising).............................   1,795    1,165,650
Compagnie de Saint Gobain, SA (miscellaneous-materials &
 commodities).............................................   5,427      766,226
Compagnie de Suez, SA
 (banking)................................................   8,023      340,442
Compagnie Financiere de Paribas, SA Class A (banking).....   5,804      391,753
Compagnie Generale des Eaux, SA (business & public
 services)................................................   5,112      632,271
Elf Aquitaine, SA
 (energy sources).........................................   9,235      838,989
Eridania Beghin-Say, SA
 (food & household products)..............................   1,970      316,413
Groupe Danone, SA
 (food & household products)..............................   5,527      768,651
Havas, SA
 (business & public services).............................   5,050      353,585
Lafarge, SA (building materials & components).............   5,323      318,740
L'Air Liquide, SA (chemicals).............................   6,420    1,000,279
L'Oreal, SA
 (health & personal care).................................   2,728    1,025,345
LVMH (Moet Hennessy Louis Vuitton), SA
 (beverages & tobacco)....................................   3,780    1,053,565
Lyonnaise des Eaux, SA
 (multi-industry).........................................   3,914      363,563
Michelin (CGDE), SA Class B
 (tire & rubber)..........................................   5,045      271,816
Pernod-Ricard, SA
 (beverages & tobacco)....................................   2,680      147,951
Pinault-Printemps-Redoute, SA (building materials &
 components)..............................................   1,030      407,741
PSA Peugeot, SA (automobiles).............................   1,620      181,982
Rhone-Poulenc, SA Class A
 (chemicals)..............................................  11,262      383,217
Schneider, SA
 (machinery & engineering)................................   3,096      142,867
Societe Generale, SA (banking)............................   4,624      498,979
Thomson CSF, SA (aerospace &
 military technology).....................................   9,085      294,110
Total, SA Class B
 (energy sources).........................................   8,020      651,011
                                                                   ------------
                                                                     13,395,684
                                                                   ------------
GERMANY (8.2%)
Allianz AG Holding (insurance)............................     750    1,362,654
BASF AG (chemicals).......................................  25,550      982,801
Bayer AG (chemicals)......................................  27,850    1,134,883
Daimler-Benz AG
 (automobiles) (a)........................................  10,000      687,816
Deutsche Bank AG (banking)................................  11,500      536,529
Deutsche Telekom AG (telecommunications) (a)..............  65,500    1,379,185

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                            --------------------
GERMANY (Continued)
Dresdner Bank AG (banking)................................   28,700 $    858,518
Karstadt AG (merchandising)...............................      150       50,613
Linde AG (machinery & engineering)........................      200      121,990
Mannesmann AG
 (machinery & engineering)................................      450      194,762
Muenchener Rueckversicherungs-Gesellschaft AG (insurance).      109      271,950
Preussag AG (multi-industry)..............................      200       45,227
RWE AG (utilities-electrical & gas).......................    4,500      190,382
Siemens AG
 (electrical & electronics)...............................   32,900    1,547,748
Thyssen AG (metals-steel).................................      450       79,715
VEBA AG
 (utilities-electrical & gas).............................   12,100      698,782
Viag AG (multi-industry)..................................      300      117,578
Volkswagen AG (automobiles)...............................      300      124,586
                                                                    ------------
                                                                      10,385,719
                                                                    ------------
HONG KONG (3.6%)
Cheung Kong (Holdings), Ltd.
 (real estate)............................................   89,000      791,050
China Light & Power Co., Ltd. (utilities-electrical &
 gas).....................................................   79,500      353,563
Hang Seng Bank, Ltd. (banking)............................   53,500      650,164
Hong Kong Telecommunications, Ltd. (telecommunications)...  352,400      567,214
Hutchison Whampoa, Ltd.
 (multi-industry).........................................  104,000      816,810
Sun Hung Kai Properties, Ltd.
 (real estate)............................................   69,000      845,220
Swire Pacific, Ltd. Class A
 (multi-industry).........................................   50,000      476,731
                                                                    ------------
                                                                       4,500,752
                                                                    ------------
ITALY (6.6%)
Assicurazioni Generali S.p.A. (insurance).................   48,015      908,324
Banca Commerciale Italiana S.p.A.
 (banking)................................................   97,000      176,160
Benetton Group S.p.A.
 (textiles & apparel).....................................   11,000      138,897
Credito Italiano S.p.A. (banking).........................  114,000      124,970
Edison S.p.A. (energy sources)............................   33,000      208,454
Ente Nazionale Idrocarburi S.p.A. (energy sources)........  421,000    2,156,585
Fiat S.p.A. (automobiles).................................  165,000      498,336
Fiat S.p.A. di Risp (automobiles).........................   56,000       98,016
Istituto Bancario San Paolo di Torino S.p.A. (banking)....   75,000      458,955
Istituto Nazionale delle Assicurazioni S.p.A. (insurance).  243,000      315,951
Italgas S.p.A.
 (utilities-electrical & gas).............................   43,000      179,243
Mediobanca S.p.A.
 (financial services).....................................   43,900      236,434

                                                            SHARES     VALUE
                                                            --------------------
ITALY (Continued)
Montedison S.p.A.
 (multi-industry) (a).....................................  210,900 $    143,490
Olivetti Group S.p.A. (data processing & reproduction)
 (a)......................................................  237,500       83,607
Parmalat Finanziaria S.p.A.
 (food & household products)..............................   93,000      141,970
Pirelli S.p.A.
 (industrial components)..................................   78,000      144,477
Riunione Adriatica di Sicurta S.p.A. (insurance)..........   19,600      182,490
Sirti S.p.A. (telecommunications).........................   28,000      169,501
Telecom Italia S.p.A. (telecommunications)................  366,000      948,862
Telecom Italia S.p.A. di Risp (telecommunications)........   81,000      157,762
Telecom Italia Mobile S.p.A. (telecommunications).........  351,000      885,724
Telecom Italia Mobile S.p.A. di Risp (telecommunications).   55,000       78,351
                                                                    ------------
                                                                       8,436,559
                                                                    ------------
JAPAN (28.6%)
Ajinomoto Co., Inc.
 (food & household products) (b)..........................   26,000      264,308
Asahi Bank, Ltd. (banking) (b)............................   17,000      150,849
Asahi Chemical Industry Co., Ltd. (chemicals) (b).........   84,000      474,721
Asahi Glass Co., Ltd. (miscellaneous-materials &
 components) (b)..........................................   50,000      469,517
Bridgestone Corp.
 (industrial components) (b)..............................   30,000      568,590
Canon, Inc. (recreation & other consumer goods) (b).......   24,000      529,306
Chiba Bank, Ltd. (banking) (b)............................   34,000      231,399
Dai Nippon Printing Co., Ltd. (business & public services)
 (b)......................................................   34,000      594,607
Daiei, Inc. (merchandising) (b)...........................   37,000      282,098
Daiwa House Industry Co., Ltd. (construction & housing)
 (b)......................................................   34,000      436,436
Denso Corp.
 (industrial components)..................................   25,000      600,896
Fanuc, Ltd. (electronic components & instruments) (b).....    9,000      287,655
Fuji Bank, Ltd. (banking) (b).............................   63,000      917,239
Fuji Photo Film, Ltd.
 (recreation & other consumer goods)......................   14,000      460,730
Fujitsu, Ltd. (data processing & reproduction)............   63,000      586,165
Furukawa Electric Co.
 (industrial components)..................................   51,000      241,211
Hankyu Corp.
 (transportation-road & rail).............................   21,000      104,026
Hitachi Corp., Ltd.
 (electrical & electronics)...............................   84,000      781,553

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                           SHARES     VALUE
                                                           --------------------
JAPAN (Continued)
Honda Motor Co., Ltd. (automobiles).......................  23,000 $    655,860
Industrial Bank of Japan, Ltd. (banking)..................  62,000    1,073,601
Ito-Yokado Co., Ltd. (merchandising)......................  12,000      521,035
Itochu Corp. (wholesale & international trade)............  98,000      525,136
Japan Airlines Co.
 (transportation-airlines) (a)............................  47,000      249,017
Japan Energy Corp. (energy sources).......................  86,000      233,380
Joyo Bank (banking).......................................  15,000       90,199
Kajima Corp.
 (construction & housing).................................  26,000      185,464
Kansai Electric Power Co., Inc. (utilities-electrical &
 gas).....................................................  26,200      541,711
Kao Corp.
 (food & household products)..............................   6,000       69,781
Kawasaki Steel Corp.
 (metals-steel)...........................................  45,000      129,096
Kirin Brewery Co., Ltd.
 (beverages & tobacco)....................................  37,000      363,381
Komatsu, Ltd.
 (machinery & engineering)................................  48,000      392,844
Kubota Corp.
 (machinery & engineering)................................ 100,000      481,578
Marubeni Corp. (wholesale & international trade)..........  96,000      411,866
Marui Co., Ltd. (merchandising)...........................  14,000      252,075
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables)......................................  22,000      358,212
Mitsubishi Chemical Corp. (chemicals).....................  99,000      319,832
Mitsubishi Corp. (multi-industry).........................  33,000      341,154
Mitsubishi Electric Corp.
 (electrical & electronics)............................... 104,000      618,212
Mitsubishi Estate Co., Ltd. (construction & housing)......  28,000      287,052
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering)............................................. 175,000    1,387,015
Mitsubishi Trust & Banking Co. (financial services).......  44,000      587,543
Mitsui Engineering & Shipbuilding Co., Ltd.
 (machinery & engineering) (a)............................ 142,000      288,706
Mitsui Fudosan Co.
 (construction & housing).................................  24,000      239,842
Mitsui Marine & Fire Insurance Co., Ltd. (insurance)......  42,000      225,420
Mitsui Trust & Banking Co. (financial services)...........  28,000      218,304
Mitsukoshi, Ltd. (merchandising)..........................  26,000      184,120
NEC Corp. (electrical & electronics)......................  40,000      482,440
Nippon Express Co., Ltd. (transportation-road & rail).....  63,000      430,940

                                                            SHARES     VALUE
                                                            --------------------
JAPAN (Continued)
Nippon Oil Co., Ltd.
 (energy sources).........................................   56,000 $    287,052
Nippon Paper Industries Co.
 (forest products & paper)................................   26,000      120,955
Nippon Steel Corp. (metals-steel).........................  117,000      344,721
Nippon Yusen Kabushiki Kaisha (transportation-shipping)...   38,000      171,542
Nissan Motor Co., Ltd. (automobiles)......................   60,000      347,357
NKK Corp. (metals-steel) (a)..............................  106,000      238,343
Nomura Securities Co., Ltd. (financial services)..........   53,000      794,475
Obayashi Corp.
 (construction & housing).................................   36,000      242,529
Oji Paper Co., Ltd.
 (forest products & paper)................................   23,000      145,240
Osaka Gas Co.
 (utilities-electrical & gas).............................   46,000      125,624
Sakura Bank, Ltd. (banking)...............................   84,000      599,190
Sankyo Co., Ltd.
 (health & personal care).................................   12,000      339,086
Sanyo Electric Co., Ltd.
 (appliances & household durables)........................   55,000      227,436
Sekisui Chemical Co. (building materials & components)....   13,000      131,034
Sekisui House, Ltd.
 (construction & housing).................................   17,000      172,817
Sharp Corp. (appliances & household durables).............   23,000      326,939
Shimizu Corp.
 (construction & housing).................................   53,000      394,955
Shiseido Co., Ltd.
 (health & personal care).................................   17,000      196,250
Shizuoka Bank, Ltd. (banking).............................    6,000       63,579
Sony Corp. (appliances &
 household durables)......................................    9,200      601,568
Sumitomo Bank, Ltd. (banking).............................   69,000      992,706
Sumitomo Chemical Co. (chemicals).........................   38,000      150,263
Sumitomo Electric Industries (industrial components)......   35,000      488,470
Sumitomo Marine & Fire Insurance Co. (insurance)..........   33,000      204,692
Sumitomo Metal Industries, Ltd. (metals-steel)............   74,000      181,690
Sumitomo Metal Mining Co. (metals-nonferrous).............   24,000      161,480
Taisho Pharmaceutical Co.
 (health & personal care).................................   14,000      329,265
Takeda Chemical Industries, Ltd. (health & personal care).   30,000      628,033
Teijin, Ltd. (chemicals)..................................  139,000      605,927
Tobu Railway Co., Ltd. (transportation-road & rail).......   48,000      234,466
Tohoku Electric Power
 (utilities-electrical & gas).............................    9,000      178,331

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                           SHARES     VALUE
                                                           --------------------
JAPAN (Continued)
Tokai Bank (banking)......................................  52,000 $    542,056
Tokio Marine & Fire Insurance Co. (insurance).............  32,000      300,491
Tokyo Dome Corp.
 (leisure & tourism)......................................   9,000      156,621
Tokyo Electric Power Co., Inc. (utilities-electrical &
 gas).....................................................  26,300      575,499
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas)............................. 151,000      408,472
Tokyu Corp.
 (transportation-road & rail).............................  27,000      153,054
Toppan Printing Co., Ltd.
 (business & public services).............................  40,000      499,670
Tostem Corp. (building materials
 & components)............................................   5,000      137,840
Toto, Ltd. (building materials & components)..............   6,000       68,231
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering).............................................   5,000       93,473
Toyota Motor Corp.
 (automobiles)............................................  80,000    2,295,036
Yamaichi Securities Co., Ltd. (financial services)........  69,000      306,134
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care)....................................................  15,000      307,556
Yamazaki Baking Co., Ltd.
 (food & household products)..............................   6,000       95,627
Yasuda Trust & Banking (financial services)...............  44,000      186,118
                                                                   ------------
                                                                     36,278,015
                                                                   ------------
MALAYSIA (2.6%)
AMMB Holdings Berhad
 (financial services).....................................  16,000      134,310
DCB Holdings Berhad
 (financial services).....................................  22,000       75,351
Edaran Otomobil Nasional Berhad (automobiles).............   6,000       59,988
Golden Hope Plantations Berhad (miscellaneous-materials &
 commodities)............................................. 116,000      197,505
Hume Industries Berhad (building materials & components)..  19,000      119,619
Malayan Banking Berhad (banking)..........................  36,000      399,128
Malaysia International Shipping Berhad Foreign Registered
 (transportation-shipping)................................  38,000      112,849
Malaysian Resources Corp. Berhad (real estate)............  31,000      122,134
Resorts World Berhad
 (leisure & tourism)......................................  62,000      282,319
Rothmans of Pall Mall Berhad (beverages & tobacco)........  15,000      157,394
Sime Darby Berhad
 (multi-industry)......................................... 107,000      421,559
Technology Resources Industries Berhad (multi-industry)
 (a)......................................................  29,000       57,184

                                                           SHARES     VALUE
                                                           --------------------
MALAYSIA (Continued)
Telekom Malaysia Berhad (telecommunications)..............  44,000 $    392,000
Tenaga Nasional Berhad
 (utilities-electrical & gas).............................  67,000      321,005
United Engineers, Ltd.
 (machinery & engineering)................................  39,000      352,088
YTL Corp. Berhad (multi-industry).........................  12,000       64,621
                                                                   ------------
                                                                      3,269,054
                                                                   ------------
NETHERLANDS (2.0%)
Elsevier NV
 (broadcasting & publishing)..............................  10,900      184,005
ING Groep NV (insurance)..................................   8,905      320,217
Koninklijke PTT Nederland NV (forest products & paper)....   7,286      277,584
Philips Electronics NV (appliances & household durables)..   4,400      178,062
Royal Dutch Petroleum Co.
 (energy sources).........................................   6,400    1,120,726
Unilever CVA NV
 (food & household products)..............................   2,200      388,684
Wolters Kluwer CVA NV (broadcasting & publishing).........     910      120,738
                                                                   ------------
                                                                      2,590,016
                                                                   ------------
NORWAY (2.0%)
Bergesen d.y. ASA Class A (transportation-shipping).......   6,200      151,471
Bergesen d.y. ASA Class B (transportation-shipping).......   3,900       92,837
Dyno Industrier ASA (chemicals)...........................   3,800       96,408
Hafslund ASA Class A
 (energy sources).........................................   6,600       48,580
Hafslund ASA Class B
 (energy sources).........................................   4,900       33,534
Kvaerner ASA Class B
 (machinery & engineering)................................   3,000      130,141
Norsk Hydro ASA
 (energy sources).........................................  24,900    1,345,341
Norske Skogindustrier ASA Class A (forest products &
 paper)...................................................   5,400      180,131
Nycomed ASA Class A
 (health & personal care) (a).............................   6,600      100,777
Nycomed ASA Class B
 (health & personal care) (a).............................   4,900       75,203
Orkla ASA Class A (multi-industry)........................   4,700      327,546
                                                                   ------------
                                                                      2,581,969
                                                                   ------------
SINGAPORE (5.1%)
City Developments, Ltd.
 (real estate)............................................  55,000      495,418
DBS Land, Ltd. (real estate)..............................  79,000      290,852
Development Bank of Singapore, Ltd. Foreign Registered
 (banking)................................................  42,000      567,479

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                            --------------------
SINGAPORE (Continued)
Fraser & Neave, Ltd.
 (beverages & tobacco)....................................   30,000 $    308,832
Keppel Corp., Ltd.
 (machinery & engineering)................................   41,000      319,484
Oversea-Chinese Banking Corp., Ltd. Foreign Registered
 (banking)................................................   59,000      733,905
Singapore Airlines, Ltd. Foreign Registered
 (transportation-airlines)................................   75,000      680,932
Singapore Press Holdings, Ltd. Foreign Registered
 (broadcasting & publishing)..............................   21,400      422,242
Singapore Telecommunications, Ltd. (telecommunications)...  852,000    2,009,982
United Overseas Bank, Ltd. Foreign Registered (banking)...   55,000      613,375
                                                                    ------------
                                                                       6,442,501
                                                                    ------------
SPAIN (5.6%)
Acerinox, SA (metals-steel)...............................      924      133,266
Autopistas Concesionares Espanola, SA (business & public
 services)................................................   11,893      163,666
Banco de Bilbao Vizcaya, SA Registered (banking)..........   12,370      666,655
Banco de Central Hispanoamericano, SA (banking)...........    5,830      149,478
Banco de Santander, SA (banking)..........................    8,120      518,765
Corporacion Bancaria de Espana, SA (banking)..............    7,510      335,451
Corporacion Mapfre, SA (insurance)........................    1,890      114,935
Empresa Nacional de Electricidad, SA (utilities-electrical
 & gas)...................................................   16,690    1,185,610
Fomento de Construcciones y Contratas, SA
 (construction & housing).................................    2,000      186,050
Gas Natural SDG, SA
 (utilities-electrical & gas).............................    1,830      424,885
Iberdrola, SA
 (utilities-electrical & gas).............................   69,000      976,068
Repsol, SA (energy sources)...............................   23,520      900,492
Telefonica de Espana, SA (telecommunications).............   58,590    1,358,076
                                                                    ------------
                                                                       7,113,397
                                                                    ------------
UNITED KINGDOM (8.2%)
Abbey National PLC (banking) (b)..........................   20,208      264,552
Barclays PLC (banking) (b)................................   17,891      306,322
Bass PLC (beverages & tobacco) (b)........................   13,628      191,470
B.A.T. Industries PLC
 (beverages & tobacco) (b)................................   37,057      307,249
BOC Group PLC (chemicals) (b).............................    9,367      140,020
Boots Co. PLC (merchandising) (b).........................   17,184      177,177
British Airways PLC
 (transportation-airlines) (b)............................   21,194      219,610

                                                           SHARES     VALUE
                                                           --------------------
UNITED KINGDOM (Continued)
British Gas PLC (energy sources) (b)......................  52,514 $    201,752
British Petroleum Co. PLC
 (energy sources) (b).....................................  62,780      752,585
British Telecommunications PLC (telecommunications) (b)...  64,026      432,245
BTR PLC (multi-industry) (b)..............................  46,844      227,666
Cable & Wireless PLC (telecommunications) (b).............  41,978      348,768
Commercial Union PLC (insurance) (b)......................  15,034      175,849
EMI Group PLC (recreation & other consumer goods) (b).....   7,618      179,906
General Electric Co. PLC
 (electrical & electronics) (b)...........................  39,522      258,362
GKN PLC
 (machinery & engineering) (b)............................   6,135      105,093
Glaxo Wellcome PLC
 (health & personal care) (b).............................  42,582      690,813
Granada Group PLC
 (leisure & tourism) (b)..................................   8,096      119,358
Grand Metropolitan PLC
 (multi-industry) (b).....................................  29,926      235,065
Great Universal Stores PLC (The) (merchandising) (b)......   8,956       93,798
Guinness PLC
 (beverages & tobacco) (b)................................  28,550      223,524
Hanson PLC (multi-industry) (b)........................... 174,208      242,970
HSBC Holdings PLC (GBP par) (financial services) (b)......   8,602      192,251
HSBC Holdings PLC (HKD par) (financial services) (b)......  14,700      319,986
Imperial Chemical Industries PLC (chemicals) (b)..........   6,680       87,851
Imperial Tobacco Group PLC (beverages & tobacco) (b)......  17,420      112,387
Kingfisher PLC (merchandising) (b)........................   5,898       63,739
Lloyds TSB Group PLC (banking) (b)........................  63,168      465,369
Marks & Spencer PLC (merchandising) (b)...................  41,348      347,426
MEPC PLC (real estate) (b)................................   6,204       45,971
National Power PLC
 (utilities-electrical & gas) (b).........................   9,720       81,339
Peninsular & Oriental Steam Navigation Co. Deferred Stock
 (The) (transportation-shipping) (b)......................  22,626      228,447
Prudential Corp. PLC (insurance) (b)......................  42,229      355,190
Rank Group PLC
 (leisure & tourism) (b)..................................  27,627      205,896
Redland PLC (building materials & components) (b).........  11,809       74,065
Reed International PLC (broadcasting & publishing) (b)....   8,786      165,616
Reuters Holdings PLC
 (broadcasting & publishing) (b)..........................  31,560      405,875
RMC Group PLC (building materials & components) (b).......   4,593       78,403

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)

                                                       SHARES       VALUE
                                                       -------------------------
UNITED KINGDOM (Continued)
RTZ Corp. PLC Registered
 (metals-nonferrous) (b).............................   19,008   $    304,628
Sainsbury (J.) PLC (merchandising) (b)...............   24,989        165,923
Scottish Power PLC
 (utilities-electrical & gas) (b)....................   47,860        288,298
Thorn PLC (appliances & household durables) (a)(b)...    7,618         32,787
Unilever PLC (food &
 household products) (b).............................   14,361        348,119
Vodafone Group PLC
 (multi-industry) (b)................................   41,072        173,256
                                                                 ------------
                                                                   10,436,976
                                                                 ------------
Total Common Stocks
 (Cost $110,685,740).................................             115,538,232
                                                                 ------------
PREFERRED STOCK (0.1%)
AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG (banking).........    2,400        110,706
                                                                 ------------
Total Preferred Stock
 (Cost $140,469).....................................                 110,706
                                                                 ------------
SHORT-TERM
INVESTMENT (0.5%)
                                                      PRINCIPAL
                                                       AMOUNT
                                                    ------------
COMMERCIAL PAPER (0.5%)
UNITED STATES (0.5%)
Ameritech Corp.
 6.25%, due 1/2/97................................... $650,000        649,887
                                                                 ------------
Total Short-Term Investment
 (Cost $649,887).....................................                 649,887
                                                                 ------------
Total Investments
 (Cost $111,476,096) (c).............................     91.6%   116,298,825 (d)
Cash and Other Assets,
 Less Liabilities....................................      8.4     10,706,587
                                                      --------   ------------
Net Assets...........................................    100.0%  $127,005,412
                                                      ========   ============

--------
(a) Non-income producing securities.
(b) Segregated or partially segregated as collateral for forward foreign currency contracts.
(c) The cost for Federal income tax purposes is $111,995,672.
(d) At December 31, 1996 net unrealized appreciation for securities was $4,303,153, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,534,238 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,231,085.

The table below sets forth the diversification of International Equity Fund investments by industry.

COMMON STOCKS,
PREFERRED STOCK &
SHORT-TERM
INVESTMENT

                                                             VALUE     PERCENT +
                                                             -------------------
Aerospace & Military Technology.......................... $    294,110     0.2%
Appliances & Household Durables..........................    1,904,911     1.5
Automobiles..............................................    4,948,976     3.9
Banking..................................................   16,453,163    13.0
Beverages & Tobacco......................................    3,282,701     2.6
Broadcasting & Publishing................................    1,702,305     1.3
Building Materials & Components..........................    1,847,422     1.5
Business & Public Services...............................    2,565,532     2.0
Chemicals................................................    5,376,202     4.2
Construction & Housing...................................    2,145,144     1.7
Data Processing & Reproduction...........................      669,772     0.5
Electrical & Electronics.................................    4,125,580     3.2
Electronic Components & Instruments......................      287,655     0.2
Energy Sources...........................................   10,798,410     8.5
Financial Services.......................................    3,050,906     2.4
Food & Household Products................................    2,393,552     1.9
Forest Products & Paper..................................    1,146,491     0.9
Health & Personal Care...................................    3,692,329     2.9
Industrial Components....................................    2,043,645     1.6
Insurance................................................    5,824,261     4.6
Leisure & Tourism........................................      764,194     0.6
Machinery & Engineering..................................    4,456,886     3.5
Merchandising............................................    3,662,152     2.9
Metals-Nonferrous........................................    1,455,173     1.2
Metals-Steel.............................................    1,106,830     0.9
Miscellaneous-Materials & Commodities....................      963,731     0.8
Miscellaneous-Materials & Components.....................      469,517     0.4
Multi-Industry...........................................    4,469,541     3.5
Real Estate..............................................    2,590,646     2.0
Recreation & Other Consumer Goods........................      990,036     0.8
Telecommunications.......................................    9,377,557     7.4
Textiles & Apparel.......................................      138,897     0.1
Tire & Rubber............................................      271,816     0.2
Transportation-Airlines..................................    1,449,655     1.2
Transportation-Road & Rail...............................      922,486     0.7
Transportation-Shipping..................................      757,146     0.6
Utilities-Electrical & Gas...............................    6,962,493     5.5
Wholesale & International Trade..........................      937,002     0.7
                                                          ------------   -----
                                                           116,298,825    91.6
Cash and Other Assets,
 Less Liabilities........................................   10,706,587     8.4
                                                          ------------   -----
Net Assets............................................... $127,005,412   100.0%
                                                          ============   =====

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $111,476,096)................................. $116,298,825
 Cash denominated in foreign currencies (identified cost
  $4,898,998)....................................................    5,316,233
 Cash............................................................      493,151
 Receivables:
 Investment securities sold......................................    5,151,406
 Dividends and interest..........................................      308,246
 Fund shares sold................................................       36,094
 Unrealized net appreciation on forward foreign currency
  contracts......................................................    4,684,346
 Unamortized organization expense................................        6,798
 Other assets....................................................       53,294
                                                                  ------------
   Total assets..................................................  132,348,393
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................    5,205,303
 Administrator...................................................       37,660
 Adviser.........................................................       36,820
 Custodian.......................................................       15,475
 Fund shares redeemed............................................       10,185
 Transfer agent..................................................        4,096
 Directors.......................................................          148
 Accrued expenses................................................       33,294
                                                                  ------------
   Total liabilities.............................................    5,342,981
                                                                  ------------
 Net assets...................................................... $127,005,412
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class............................................. $     11,877
 Institutional Service Class.....................................           69
 Additional paid-in capital......................................  121,001,806
 Accumulated distribution in excess of net investment income.....   (2,430,733)
 Accumulated distribution in excess of net realized gain on
  investments....................................................   (1,459,791)
 Net unrealized appreciation on investments......................    4,822,729
 Net unrealized appreciation on translation of assets and
  liabilities in foreign currencies and forward foreign currency
  contracts......................................................    5,059,455
                                                                  ------------
 Net assets...................................................... $127,005,412
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $126,279,992
                                                                  ============
 Shares of capital stock outstanding.............................   11,877,158
                                                                  ============
 Net asset value per share outstanding........................... $      10.63
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $    725,420
                                                                  ============
 Shares of capital stock outstanding.............................       68,534
                                                                  ============
 Net asset value per share outstanding........................... $      10.58
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996


INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 1,837,920
 Interest.........................................................     231,990
                                                                   -----------
   Total income...................................................   2,069,910
                                                                   -----------
 Expenses:
 Administration...................................................     565,311
 Advisory.........................................................     395,717
 Custodian........................................................      86,061
 Professional.....................................................      45,514
 Registration.....................................................      39,574
 Transfer agent...................................................      25,787
 Shareholder communication........................................      17,956
 Amortization of organization expense.............................      11,062
 Directors........................................................       3,259
 Service..........................................................       1,401
 Miscellaneous....................................................      22,583
                                                                   -----------
   Total expenses before
    reimbursement.................................................   1,214,225
 Expense reimbursement from Administrator.........................     (82,203)
                                                                   -----------
   Net expenses...................................................   1,132,022
                                                                   -----------
 Net investment income............................................     937,888
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain from:
 Security transactions............................................     460,599
 Foreign currency transactions....................................   4,894,535
                                                                   -----------
 Net realized gain on investments and foreign currency
  transactions....................................................   5,355,134
                                                                   -----------
 Net change in unrealized appreciation on investments:
 Security transactions............................................   1,369,142
 Translation of assets and liabilities in foreign currencies and
  forward foreign currency contracts..............................   4,942,018
                                                                   -----------
 Net unrealized gain on investments and foreign currencies........   6,311,160
                                                                   -----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  11,666,294
                                                                   -----------
 Net increase in net assets resulting from operations............. $12,604,182
                                                                   ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $262,695.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                         1996         1995
                                                     ------------  -----------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................. $    937,888  $   875,662
 Net realized gain (loss) on investments............      460,599     (391,405)
 Net realized gain on foreign currency
  transactions......................................    4,894,535    3,113,934
 Net change in unrealized appreciation on
  investments.......................................    1,369,142    3,453,587
 Net change in unrealized appreciation on
  translation of assets and liabilities in foreign
  currencies and forward foreign currency
  contracts.........................................    4,942,018      117,437
                                                     ------------  -----------
 Net increase in net assets resulting from
  operations........................................   12,604,182    7,169,215
                                                     ------------  -----------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class...............................   (9,112,198)    (873,793)
  Institutional Service Class.......................      (51,313)      (1,869)
 From net realized gain on investments and foreign
  currency transactions:
  Institutional Class...............................   (1,291,175)  (2,420,451)
  Institutional Service Class.......................       (7,470)      (5,192)
 In excess of net investment income:
  Institutional Class...............................          --       (18,237)
  Institutional Service Class.......................          --           (39)
                                                     ------------  -----------
   Total dividends and distributions to
    shareholders....................................  (10,462,156)  (3,319,581)
                                                     ------------  -----------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class...............................   19,867,037   23,192,754
  Institutional Service Class.......................      502,618      198,438
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class...............................   10,402,553    3,312,479
  Institutional Service Class.......................       58,778        7,098
                                                     ------------  -----------
                                                       30,830,986   26,710,769
 Cost of shares redeemed:
  Institutional Class...............................   (2,847,352)    (197,898)
  Institutional Service Class.......................      (47,939)      (1,689)
                                                     ------------  -----------
  Increase in net assets derived from capital share
   transactions.....................................   27,935,695   26,511,182
                                                     ------------  -----------
  Net increase in net assets........................   30,077,721   30,360,816
NET ASSETS:
 Beginning of year..................................   96,927,691   66,566,875
                                                     ------------  -----------
 End of year........................................ $127,005,412  $96,927,691
                                                     ============  ===========
 Accumulated distribution in excess of net
  investment income................................. $ (2,430,733) $   (18,276)
                                                     ============  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       INSTITUTIONAL                 INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL      SERVICE
                             CLASS         CLASS         CLASS           CLASS
                         ------------- ------------- -------------   -------------
                                                         JANUARY 1, 1995(a)
                                 YEAR ENDED                    THROUGH
                              DECEMBER 31, 1996           DECEMBER 31, 1995
                         --------------------------- -----------------------------

Net asset value at
 beginning of year......   $  10.35      $  10.33      $  10.00        $  10.00
                           --------      --------      --------        --------
Net investment income...       0.64          0.62          0.36            0.35
Net realized and
 unrealized gain on
 investments............       0.09          0.09          0.17            0.16
Net realized and
 unrealized gain on
 foreign currency
 transactions...........       0.51          0.48          0.18            0.17
                           --------      --------      --------        --------
Total from investment
 operations.............       1.24          1.19          0.71            0.68
                           --------      --------      --------        --------
Less dividends and
 distributions:
From net investment
 income.................      (0.84)        (0.82)        (0.10)          (0.09)
From net realized gain
 on investments and
 foreign currency
 transactions...........      (0.12)        (0.12)        (0.26)          (0.26)
In excess of net
 investment income......        --            --          (0.00)(b)       (0.00)(b)
                           --------      --------      --------        --------
Total dividends and
 distributions..........      (0.96)        (0.94)        (0.36)          (0.35)
                           --------      --------      --------        --------
Net asset value at end
 of year................   $  10.63      $  10.58      $  10.35        $  10.33
                           ========      ========      ========        ========
Total investment
 return.................      12.09%        11.59%         7.17%           6.86%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       0.83%         0.58%         1.05%           0.80%
 Net expenses...........       1.00%         1.25%         1.00%           1.25%
 Expenses (before
  reimbursement)........       1.07%         1.32%         1.07%           1.32%
Portfolio turnover
 rate...................         23%           23%           26%             26%
Average commission rate
 paid...................   $ 0.0349      $ 0.0349          (c)             (c)
Net assets at end of
 year (in 000's)........   $126,280      $    725      $ 96,714        $    213

--------
(a) Commencement of operations.
(b) Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . The U.S. stock market, as measured by the S&P 500 Stock Index,+ rose 22.94%
  for the year ended 12/31/96

 . The bond market, as represented by the Salomon Brothers Broad Investment
  Grade Index(S), gained only 3.62% for the year ended 12/31/96

 . Several foreign markets provided strong returns during the year

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . For the year ended 12/31/96, the MainStay Institutional Multi-Asset Fund returned 16.16% and 15.89% for Institutional Class shares and Service Class shares, respectively

 . Through most of 1996, with a brief exception in August and September, the Fund was primarily invested in stocks near its maximum allowable weighting and bond and money market allocations were near their minimum levels

 . The Fund used investments in Germany, the U.K., and Australia to enhance returns and diversify the portfolio

--------------------------------------------------------------------------------
Bull Market A bull market is a period of rising prices, and a bear market is a period of falling prices.

Correction A shift in securities prices which bring them more in line with historic averages.
--------------------------------------------------------------------------------

In the United States, strong earnings, low interest rates, and the absence of significant inflation continued to drive stocks higher during the year, with the S&P 500 Stock Index returning 22.94% for the 12 months ended 12/31/96. While the bull market for stocks continued through most of the year, bonds generally provided meager results. For the year ended 12/31/96, the Salomon Brothers Broad Investment Grade (BIG) Index returned just 3.62%. Surprisingly, the average Lipper* institutional money market fund outperformed bonds in general, returning 5.16% over the same period.

In July and in December, the U.S. stock market underwent market corrections that somewhat tempered the annual return of the S&P 500 Stock Index. During these periods, however, several international markets did well, providing opportunities for investors seeking broad geographic diversification.

Given this context, how did the MainStay Institutional Multi-Asset Fund do?

Very well. For the year ended December 31, 1996, the Fund returned 16.16% and 15.89% for Institutional Class and Service Class shares, respectively. Both share classes outperformed the 13.59% return of the average Lipper flexible portfolio fund over the same period.

--------------------------------------------------------------------------------
+ The S&P 500 Stock Index is a registered trademark of Standard & Poor's Corporation. The S&P 500 Stock Index is an unmanaged index that is considered representative of the U.S. stock market.

(S) The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. bond market.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

What accounted for the strong performance of the Fund?

Successful asset allocation was a key factor. Recognizing that stocks had the greatest return potential, the Fund's average allocation to stocks throughout the year was 72%. This allocation was close to the Fund's maximum allowable equity exposure of 80%, and was a primary contributor to the Fund's positive results. Unfortunately, following the market downturn in July, bonds appeared to be more attractive on a risk-adjusted basis and the Fund's stock allocation was reduced to its minimum level of 30%. When stocks rebounded strongly in August and September, our lower weighting in stocks and higher weighting in bonds detracted from overall performance.

How did the bond portion of the portfolio perform?

Except in August and September, we kept the bond portion of the portfolio at its minimum level of 10%. The bond portion closely tracked the Salomon Brothers Broad Investment Grade Index, which returned 3.62% for the year. The money market portion of the portfolio never rose above a 10% allocation, since our quantitative allocation models consistently identified greater opportunities elsewhere.

Where else did the Fund invest?

With several foreign markets providing double-digit returns, the Fund benefited from small allocations to international markets. In the first four months of the year, 5% of net assets was invested in the German stock market. During that period, the DAX** rose 11.15% in local terms. In April, 5% was invested in the United Kingdom, whose FTSE++ index rose 3.6% in local terms for the month. In December, small allocations to Australia, Germany, and the U.K. enhanced returns. These markets rose 2.24%, 1.52% and 1.77%, respectively in local terms for the month, while the U.S. market lost 1.98%.

Don't foreign investments involve additional risks?

Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns. On the other hand, broad geographic diversification has the potential to enhance returns, spread risk, and reduce the expected volatility of the Fund as a whole. We feel that our foreign investments contributed positively to the Fund in each of these respects in 1996.

James A. Mehling, CFA
Portfolio Manager

--------------------------------------------------------------------------------
    Past performance is no guarantee of future results.
** The German Stock Index (DAX) is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.
++ The British FTSE-100 Stock Index is a capitalization weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

                             [GRAPHS APPEARS HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
             MULTI-ASSET FUND VS LIPPER FLEXIBLE PORTFOLIO AVERAGE

                          INSTITUTIONAL CLASS SHARES

            DATE       MULTI-ASSET FUND     LIPPER FLEXIBLE PORTFOLIO AVERAGE
            ----       ----------------     ---------------------------------
            1/2/91         10,000                       10,000
                           10,560                       11,123
                           10,650                       11,150
                           11,130                       11,723
                91         11,790                       12,551
                           11,607                       12,545
                           11,912                       12,611
                           12,332                       13,017
                92         12,626                       13,560
                           13,098                       14,162
                           13,244                       14,388
                           13,548                       14,940
                93         13,736                       15,223
                           13,313                       14,828
                           13,289                       14,700
                           13,583                       15,162
                94         13,618                       14,981
                           14,473                       17,096
                           15,379                       18,132
                           16,349                       18,804
                95         17,254                       19,473
                           18,000                       19,909
                           18,629                       19,909
                           18,732                       19,827
          12/31/96         19,995                       20,842


                             [GRAPHS APPEARS HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
             MULTI-ASSET FUND VS LIPPER FLEXIBLE PORTFOLIO AVERAGE

                             SERVICE CLASS SHARES

            DATE       MULTI-ASSET FUND     LIPPER FLEXIBLE PORTFOLIO AVERAGE
            ----       ----------------     ---------------------------------
            1/2/91         10,000                       10,000
                           10,560                       11,123
                           10,650                       11,150
                           11,130                       11,723
                91         11,790                       12,551
                           11,607                       12,545
                           11,912                       12,611
                           12,332                       13,017
                92         12,626                       13,560
                           13,098                       14,162
                           13,244                       14,388
                           13,548                       14,940
                93         13,736                       15,223
                           13,313                       14,828
                           13,289                       14,700
                           13,583                       15,162
                94         13,618                       14,981
                           14,460                       17,096
                           15,379                       18,132
                           16,362                       18,804
                95         17,269                       19,473
                           18,031                       19,909
                           18,676                       19,909
                           18,793                       19,827
          12/31/96         20,081                       20,842

 .  Multi-Asset Fund -- Lipper Flexible Portfolio Average
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                          Total Return*      SEC Average Annual Total Return*
PERFORMANCE         as of December 31, 1996      as of December 31, 1996
--------------------------------------------------------------------------------
                         Year to Date    One Year   Five Year  Since Inception
--------------------------------------------------------------------------------
Multi-Asset Fund
 Institutional Class         16.16%         16.16%     11.22%     12.29%
Multi-Asset Fund Service
 Class**                     15.89%         15.89%     11.14%     12.23%
Average Lipper Flexible
 Portfolio Fund              13.59%         13.59%     10.84%     12.96%



YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                        Date             Total Return %
                        ----             --------------
                        1991                 17.90
                        1992                  7.09
                        1993                  8.79
                        1994                 -0.86
                        1995                 26.81
                        1996                 16.16



--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  General Electric Co.                  1.93%
2.  Coca-Cola Co.                         1.56%
3.  Exxon Corp.                           1.45%
4.  Intel Corp.                           1.28%
5.  Microsoft Corp.                       1.17%
6.  Merck & Co., Inc.                     1.13%
7.  Philip Morris Cos., Inc.              1.09%
8.  Royal Dutch Petroleum Co.             1.09%
9.  International Business Machines Corp. 0.93%
10. Proctor & Gamble Co.                  0.87%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1. Oil - Integrated International         4.41%
2. Major Regional Banks                   3.25%
3. Telephone                              2.82%
4. Drugs                                  2.77%
5. Healthcare-Diversified                 2.66%

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM BONDS (10.9%)+
CORPORATE BONDS (1.8%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                        -----------------------
BANKS (0.5%)
First Union Corp.
 8.77%, due 11/15/04.................................. $ 1,000,000 $  1,045,000
Morgan (J.P.) & Co. Inc.
 8.50%, due 8/15/03...................................     500,000      545,625
                                                                   ------------
                                                                      1,590,625
                                                                   ------------
BROKERAGE (0.1%)
PaineWebber Group, Inc.
 7.75%, due 9/1/02....................................     400,000      412,500
                                                                   ------------
CHEMICALS (0.1%)
Rhone-Poulenc S.A.
 7.75%, due 1/15/02...................................     350,000      363,563
                                                                   ------------
CONGLOMERATES (0.2%)
Tenneco Corp.
 10.20%, due 3/15/08..................................     500,000      606,875
                                                                   ------------
CONSUMER FINANCIAL SERVICES (0.1%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04..................................     500,000      489,375
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.2%)
Coca-Cola Enterprises
 8.50%, due 2/1/22....................................     500,000      563,750
                                                                   ------------
OIL--INTEGRATED DOMESTIC (0.2%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01................................     500,000      565,625
                                                                   ------------
UTILITIES--ELECTRIC (0.3%)
Florida Power & Light Co.
 6.875%, due 4/1/04...................................     500,000      496,875
Houston Lighting & Power
 7.75%, due 3/15/23...................................     500,000      501,250
                                                                   ------------
                                                                        998,125
                                                                   ------------
UTILITIES--TELEPHONE (0.1%)
Pacific Bell
 7.125%, due 3/15/26..................................     500,000      490,000
                                                                   ------------
Total Corporate Bonds
 (Cost $5,945,219)....................................                6,080,438
                                                                   ------------
FOREIGN GOVERNMENT (0.3%)
CANADA (0.3%)
Manitoba (Province of)
 9.625%, due 3/15/99 (i)..............................     500,000      535,000
Quebec (Province of)
 9.375%, due 4/1/99 (i)...............................     500,000      531,875
                                                                   ------------
Total Foreign Government
 (Cost $1,060,440)....................................                1,066,875
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

U.S. GOVERNMENT &
FEDERAL AGENCIES (8.8%)

                                                     PRINCIPAL
                                                      AMOUNT       VALUE
                                                     -----------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
(MORTGAGE PASS-THROUGH SECURITIES) (1.1%)
 7.00%, due 3/1/26................................. $    36,960 $     36,255
 7.00%, due 9/1/26.................................     919,453      901,926
 7.00%, due 10/1/26................................      31,781       31,175
 7.50%, due 7/1/11.................................     451,164      457,791
 7.50%, due 9/1/11.................................     519,236      526,864
 7.75%, due 10/1/07................................     771,156      778,385
 8.00%, due 10/1/11................................     254,038      261,342
 8.00%, due 11/1/11................................     731,423      752,451
                                                                ------------
                                                                   3,746,189
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.8%)
 6.50%, due 11/1/03................................     987,965      978,703
 7.00%, due 10/1/03................................     976,525      980,187
 7.00%, due 5/1/26.................................     786,100      768,903
 7.00%, due 6/1/26.................................     202,897      198,458
 7.50%, due 7/1/11.................................     331,625      336,185
 7.50%, due 8/1/11.................................     448,687      454,856
 7.50%, due 10/1/11................................     181,763      184,263
 8.00%, due 7/1/09.................................     104,403      107,372
 8.00%, due 4/1/10.................................     284,878      292,980
 8.00%, due 10/1/10................................     561,392      577,357
 8.00%, due 8/1/11.................................      95,383       98,096
 8.00%, due 10/1/11................................     785,544      807,883
 8.00%, due 11/1/11................................     138,783      142,730
 8.50%, due 6/1/26.................................     744,685      771,214
 8.50%, due 8/1/26.................................     230,514      238,726
 8.50%, due 10/1/26................................      26,586       27,534
 9.00%, due 6/1/26.................................     138,028      145,447
 9.00%, due 7/1/26.................................     596,550      628,614
 9.00%, due 8/1/26.................................     243,419      256,503
 9.00%, due 9/1/26.................................   1,009,749    1,064,023
                                                                ------------
                                                                   9,060,034
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.5%)
 7.00%, due 7/15/11................................     117,158      117,634
 7.00%, due 10/15/11...............................     869,574      873,107
 7.50%, due 3/15/26................................     963,356      963,657
 7.50%, due 6/15/26................................      25,473       25,481
 8.00%, due 8/15/26................................      34,185       34,880
 8.00%, due 9/15/26................................      34,237       34,932
 8.00%, due 10/15/26...............................     920,914      939,620
 8.50%, due 11/15/26...............................     989,373    1,024,929
 9.00%, due 4/15/26................................     364,469      383,832
 9.00%, due 9/15/26................................     487,586      513,489
 9.00%, due 11/15/26...............................     137,325      144,621
                                                                ------------
                                                                   5,056,182
                                                                ------------
RESOLUTION FUNDING CORP. (0.1%)
 (zero coupon), due 10/15/10.......................     500,000      196,775
                                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

U.S. GOVERNMENT &
FEDERAL AGENCIES (Continued)

                                                     PRINCIPAL
                                                      AMOUNT       VALUE
                                                     ---------------------------
UNITED STATES TREASURY BONDS (1.1%)
 6.25%, due 8/15/23................................ $ 1,000,000 $    937,850
 8.125%, due 5/15/21...............................   1,000,000    1,161,210
 10.625%, due 8/15/15..............................   1,000,000    1,414,660
                                                                ------------
                                                                   3,513,720
                                                                ------------
UNITED STATES TREASURY NOTES (2.2%)
 5.00%, due 1/31/99................................   1,000,000      982,560
 6.375%, due 1/15/99...............................   1,000,000    1,009,520
 7.50%, due 11/15/01...............................   1,000,000    1,052,760
 7.50%, due 5/15/02................................   1,000,000    1,057,400
 7.875%, due 4/15/98...............................   1,000,000    1,025,720
 7.875%, due 11/15/99..............................   1,000,000    1,047,840
 8.25%, due 7/15/98................................   1,000,000    1,035,470
                                                                ------------
                                                                   7,211,270
                                                                ------------
Total U.S. Government & Federal Agencies
 (Cost $28,557,285)................................               28,784,170 (c)
                                                                ------------
Total Long-Term Bonds
 (Cost $35,562,944)................................               35,931,483
                                                                ------------
COMMON STOCKS (67.5%)
                                                      SHARES
                                                 ----------------
AEROSPACE/DEFENSE (1.4%)
Boeing Co..........................................      14,228    1,513,503
General Dynamics Corp..............................       2,571      181,256
Lockheed Martin Corp...............................       7,520      688,080
McDonnell Douglas Corp.............................       8,343      533,952
Northrop Grumman Corp..............................       2,269      187,760
Raytheon Co........................................       9,242      444,771
Rockwell International Corp........................       8,709      530,160
United Technologies Corp...........................       9,388      619,608
                                                                ------------
                                                                   4,699,090
                                                                ------------
AIRLINES (0.2%)
AMR Corp. (a)......................................       3,591      316,457
Delta Air Lines, Inc...............................       3,106      220,138
Southwest Airlines Co..............................       5,812      128,590
USAir Group, Inc. (a)..............................       2,576       60,214
                                                                ------------
                                                                     725,399
                                                                ------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd.................................       8,803      296,001
Aluminum Co. of America............................       6,786      432,607
Reynolds Metals Co.................................       2,573      145,053
                                                                ------------
                                                                     873,661
                                                                ------------
AUTOMOBILES (1.2%)
Chrysler Corp......................................      28,490      940,170
Ford Motor Co......................................      46,353    1,477,502
General Motors Corp................................      29,531    1,646,353
                                                                ------------
                                                                   4,064,025
                                                                ------------


                                                         SHARES       VALUE
                                                         ----------------------
AUTOPARTS--AFTER MARKET (0.2%)
Cooper Tire & Rubber Co...............................       3,392 $     66,992
Echlin Inc............................................       2,446       77,355
Genuine Parts Co......................................       4,898      217,961
Goodyear Tire & Rubber Co.............................       6,230      320,066
                                                                   ------------
                                                                        682,374
                                                                   ------------
BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc..............................      19,544      781,760
Brown-Forman Corp. Class B............................       2,749      125,767
Coors (Adolph) Co. Class B............................       1,506       28,614
Seagram Company Ltd...................................      14,578      564,897
                                                                   ------------
                                                                      1,501,038
                                                                   ------------
BEVERAGES--SOFT DRINKS (2.1%)
Coca-Cola Co..........................................      97,348    5,122,939
PepsiCo, Inc..........................................      60,761    1,777,259
                                                                   ------------
                                                                      6,900,198
                                                                   ------------
BROADCAST/MEDIA (0.3%)
Comcast Corp. Class A.................................      12,809      228,160
Tele-Communications TCI Group Series A (a)............      25,941      338,854
U.S. West Media Group (a).............................      24,431      451,974
                                                                   ------------
                                                                      1,018,988
                                                                   ------------
BUILDING MATERIALS (0.2%)
Masco Corp............................................       6,409      230,724
Owens-Corning
 Fiberglas Corp.......................................       2,116       90,195
Sherwin-Williams Co...................................       3,406      190,736
                                                                   ------------
                                                                        511,655
                                                                   ------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                               4,486      310,095
Dow Chemical Co.......................................       9,491      743,857
Du Pont (E.I.) De Nemours
 & Co.................................................      22,021    2,078,232
Eastman Chemical Co...................................       3,186      176,027
Goodrich (B.F.) Co....................................       2,157       87,358
Hercules, Inc.........................................       3,996      172,827
Monsanto Co...........................................      23,029      895,252
Praxair, Inc..........................................       6,170      284,591
Rohm & Haas Co........................................       2,612      213,204
Union Carbide Corp....................................       4,987      203,844
                                                                   ------------
                                                                      5,165,287
                                                                   ------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. .................................       4,030      142,561
Engelhard Corp. ......................................       5,779      110,523
FMC Corp. (a).........................................       1,493      104,697
PPG Industries Inc....................................       7,183      403,146
                                                                   ------------
                                                                        760,927
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                       SHARES       VALUE
                                                       ----------------------
CHEMICALS--SPECIALTY (0.2%)
Grace (W.R.) & Co...................................       3,523 $    182,315
Great Lakes Chemical Corp...........................       2,600      121,550
Morton International, Inc...........................       5,574      227,141
Nalco Chemical Co. .................................       2,720       98,260
Sigma-Aldrich Corp..................................       2,025      126,436
                                                                 ------------
                                                                      755,702
                                                                 ------------
COMMUNICATION--EQUIPMENT MANUFACTURERS (1.5%)
Andrew Corp. (a)....................................       2,379      126,236
Bay Networks, Inc. (a)..............................       7,532      157,231
Cabletron Systems, Inc. (a).........................       5,870      195,177
Cisco Systems, Inc. (a).............................      25,423    1,617,538
DSC Communications
 Corp. (a)..........................................       4,618       82,547
General Instrument Corp. (a)........................       5,559      120,213
Lucent Technologies Inc.............................      24,923    1,152,689
Northern Telecom Ltd................................      10,321      638,612
Scientific-Atlanta, Inc.............................       3,016       45,240
Tellabs, Inc. (a)...................................       7,070      266,009
3Com Corp. (a)......................................       6,707      492,126
                                                                 ------------
                                                                    4,893,618
                                                                 ------------
COMPUTER--SOFTWARE & SERVICES (2.2%)
Autodesk, Inc. .....................................       1,896       53,088
Automatic Data
 Processing, Inc. ..................................      11,376      487,746
Ceridian Corp. (a)..................................       2,717      110,038
Computer Associates International, Inc..............      14,293      711,077
Computer Sciences Corp. (a).........................       3,000      246,375
First Data Corp.....................................      17,548      640,502
Microsoft Corp. (a).................................      46,778    3,865,032
Novell Inc. (a).....................................      13,440      127,261
Oracle Corp. (a)....................................      25,729    1,074,186
Shared Medical Systems Corp. .......................         946       46,590
                                                                 ------------
                                                                    7,361,895
                                                                 ------------
COMPUTER SYSTEMS (2.4%)
Amdahl Corp. (a)....................................       4,659       56,490
Apple Computer, Inc. (a)............................       4,812      100,450
Compaq Computer Corp. (a)...........................      10,735      797,074
Data General Corp. (a)..............................       1,506       21,837
Dell Computer Corp. (a).............................       7,000      371,875
Digital Equipment Corp. (a).........................       6,114      222,397
EMC Corp. (a).......................................       9,190      304,419
Hewlett-Packard Co..................................      39,786    1,999,246
Intergraph Corp. (a)................................       1,889       19,362
International Business
 Machines Corp......................................      20,299    3,065,149
Seagate Technology (a)..............................       9,800      387,100
Silicon Graphics Inc. (a)...........................       6,813      173,732
Sun Microsystems (a)................................      14,620      375,551
Tandem Computers Inc. (a)...........................       4,646       63,883
Unisys Corp. (a)....................................       6,825       46,069
                                                                 ------------
                                                                    8,004,634
                                                                 ------------


                                                         SHARES       VALUE
                                                         ----------------------
CONGLOMERATES (0.2%)
Tenneco, Inc..........................................       6,658 $    300,442
Textron Inc...........................................       3,213      302,825
                                                                   ------------
                                                                        603,267
                                                                   ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. ...........................................       1,220       31,720
Crown Cork & Seal Co., Inc. ..........................       5,186      281,989
                                                                   ------------
                                                                        313,709
                                                                   ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ......................................       2,156       79,503
Stone Container Corp. ................................       3,832       57,001
Temple-Inland Inc. ...................................       2,194      118,750
                                                                   ------------
                                                                        255,254
                                                                   ------------
COSMETICS (0.6%)
Alberto-Culver Co. Class B............................       1,098       52,704
Avon Products, Inc. ..................................       5,344      305,276
Gillette Co...........................................      17,435    1,355,571
International Flavors & Fragrances Inc. ..............       4,486      201,870
                                                                   ------------
                                                                      1,915,421
                                                                   ------------
DRUGS (2.8%)
Lilly (Eli) & Co. ....................................      21,624    1,578,552
Merck & Co., Inc......................................      47,141    3,735,924
Pfizer Inc............................................      25,235    2,091,351
Pharmacia & Upjohn, Inc...............................      19,839      786,120
Schering-Plough Corp..................................      14,422      933,825
                                                                   ------------
                                                                      9,125,772
                                                                   ------------
ELECTRIC POWER COMPANIES (1.9%)
American Electric Power
 Co., Inc. ...........................................       7,481      307,656
Baltimore Gas & Electric Co. .........................       5,923      158,440
Carolina Power & Light Co.............................       6,133      223,855
Central & South West Corp.............................       8,442      216,326
Cinergy Corp. ........................................       6,297      210,162
Consolidated Edison Co. of New York, Inc. ............       9,404      275,067
Dominion Resources, Inc. .............................       7,069      272,157
DTE Energy Co.........................................       5,841      189,102
Duke Power Co.........................................       7,884      364,635
Edison International..................................      16,958      337,040
Entergy Corp..........................................       9,174      254,579
FPL Group, Inc........................................       7,360      338,560
General Public Utilities Corp.........................       4,875      163,922
Houston Industries Inc. ..............................       9,201      208,173
Niagara Mohawk Power
 Corp. (a)............................................       5,639       55,685
Northern States Power Co. ............................       2,720      124,780
Ohio Edison Co. ......................................       6,126      139,367
Pacific Gas & Electric Co. ...........................      16,124      338,604

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)


                                                       SHARES       VALUE
                                                       ----------------------
ELECTRIC POWER COMPANIES (Continued)
PacifiCorp..........................................      11,480 $    235,340
PECO Energy Co. ....................................       8,665      218,791
PP&L Resources, Inc. ...............................       6,260      143,980
Public Service Enterprise
 Group Inc. ........................................       9,304      253,534
Southern Co. (The)..................................      26,364      596,486
Texas Utilities Co. ................................       8,803      358,722
Unicom Corp. .......................................       8,587      232,922
Union Electric Co. .................................       4,088      157,388
                                                                 ------------
                                                                    6,375,273
                                                                 ------------
ELECTRICAL EQUIPMENT (2.7%)
AMP Inc. ...........................................       8,682      333,172
Emerson Electric Co. ...............................       8,983      869,105
General Electric Co. ...............................      64,435    6,371,011
General Signal Corp. ...............................       2,014       86,099
Grainger (W.W.), Inc. ..............................       2,044      164,031
Honeywell, Inc. ....................................       5,065      333,024
Raychem Corp. ......................................       1,771      141,901
Thomas & Betts Corp.................................       2,025       89,859
Westinghouse Electric Corp. ........................      16,462      327,182
                                                                 ------------
                                                                    8,715,384
                                                                 ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .........................................       1,942       39,083
                                                                 ------------
ELECTRONIC--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. .................................       1,748      102,914
Tektronix, Inc. ....................................       1,341       68,726
                                                                 ------------
                                                                      171,640
                                                                 ------------
ELECTRONIC--SEMICONDUCTORS (2.1%)
Advanced Micro Devices,
 Inc. (a)...........................................       5,438      140,028
Applied Materials, Inc. (a).........................       7,175      257,852
Intel Corp. ........................................      32,080    4,200,475
LSI Logic Corp. (a).................................       5,174      138,405
Micron Technology, Inc. ............................       8,386      244,242
Motorola, Inc. .....................................      23,226    1,425,496
National Semiconductor
 Corp. (a)..........................................       5,388      131,332
Texas Instruments, Inc. ............................       7,590      483,863
                                                                 ------------
                                                                    7,021,693
                                                                 ------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. ........................................       3,387      212,534
Foster Wheeler Corp.................................       1,611       59,809
                                                                 ------------
                                                                      272,343
                                                                 ------------
ENTERTAINMENT (1.0%)
King World Productions,
 Inc. (a)...........................................       1,494       55,091
Time Warner Inc. ...................................      22,239      833,963

                                                         SHARES       VALUE
                                                         ----------------------
ENTERTAINMENT (Continued)
Viacom, Inc. Class B (a)..............................      13,823 $    482,077
Walt Disney Co. (The).................................      26,573    1,850,145
                                                                   ------------
                                                                      3,221,276
                                                                   ------------
FINANCIAL--MISCELLANEOUS (1.6%)
American Express Co. .................................      18,499    1,045,193
American General Corp. ...............................       7,972      325,855
Dean Witter, Discover & Co. ..........................       6,311      418,104
Federal Home Loan
 Mortgage Corp. ......................................       7,212      794,222
Federal National Mortgage Association.................      42,743    1,592,177
Green Tree Financial Corp. ...........................       5,525      213,403
MBIA Corp. ...........................................       1,700      172,125
MBNA Corp. ...........................................       8,922      370,263
Transamerica Corp. ...................................       2,743      216,697
                                                                   ------------
                                                                      5,148,039
                                                                   ------------
FOOD DISTRIBUTORS (0.1%)
Fleming Cos., Inc. ...................................       1,500       25,875
Supervalu Inc. .......................................       2,733       77,549
Sysco Corp. ..........................................       7,040      229,680
                                                                   ------------
                                                                        333,104
                                                                   ------------
FOODS (2.0%)
Archer-Daniels-Midland Co. ...........................      21,282      468,204
Campbell Soup Co. ....................................       9,155      734,689
ConAgra, Inc. ........................................       9,416      468,446
CPC International Inc. ...............................       5,852      453,530
General Mills, Inc. ..................................       6,094      386,207
Heinz (H.J.) Co. .....................................      14,349      512,977
Hershey Foods Corp. ..................................       6,136      268,450
Kellogg Co. ..........................................       8,216      539,175
Quaker Oats Co. ......................................       5,445      207,591
Ralston-Ralston Purina Group..........................       4,207      308,688
Sara Lee Corp. .......................................      18,940      705,515
Unilever, N.V. .......................................       6,405    1,122,476
Wrigley (Wm.) Jr. Co. ................................       4,640      261,000
                                                                   ------------
                                                                      6,436,948
                                                                   ------------
GOLD (0.3%)
Barrick Gold Corp. ...................................      13,946      400,948
Battle Mountain Gold Co. .............................       9,000       61,875
Echo Bay Mines Ltd. ..................................       5,408       35,828
Homestake Mining Co. .................................       5,922       84,388
Newmont Mining Corp. .................................       3,990      178,552
Placer Dome Inc.......................................       9,345      203,254
Santa Fe Pacific Gold Corp. ..........................       5,223       80,304
                                                                   ------------
                                                                      1,045,149
                                                                   ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. .................................       3,522      106,100
Snap-On, Inc..........................................       2,467       87,887
Stanley Works (The)...................................       3,549       95,823
                                                                   ------------
                                                                        289,810
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                         SHARES       VALUE
                                                         ----------------------
HEALTH CARE--DIVERSIFIED (2.7%)
Abbott Laboratories...................................      30,431 $  1,544,373
Allergan, Inc. .......................................       2,586       92,126
American Home Products Corp.                                25,026    1,467,149
Bristol-Myers Squibb Co...............................      19,601    2,131,609
Johnson & Johnson.....................................      52,104    2,592,174
Mallinckrodt Group Inc. ..............................       3,100      136,788
Warner-Lambert Co.....................................      10,588      794,100
                                                                   ------------
                                                                      8,758,319
                                                                   ------------
HEALTH CARE--HMOs (0.1%)
Humana Inc. (a).......................................       6,478      123,892
United Healthcare Corp. ..............................       7,268      327,060
                                                                   ------------
                                                                        450,952
                                                                   ------------
HEALTH CARE--MISCELLANEOUS (0.2%)
ALZA Corp. (a)........................................       3,381       87,483
Amgen Inc. (a)........................................      10,340      562,238
Beverly Enterprises, Inc. (a).........................       3,897       49,687
Manor Care, Inc.......................................       2,561       69,147
                                                                   ------------
                                                                        768,555
                                                                   ------------
HEAVY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc. .............................       1,629       74,934
Dana Corp. ...........................................       4,063      132,555
Eaton Corp. ..........................................       3,128      218,178
ITT Industries, Inc...................................       4,685      114,783
Navistar International
 Corp. (a)............................................       3,010       27,466
PACCAR Inc............................................       1,539      104,652
                                                                   ------------
                                                                        672,568
                                                                   ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. .........................................       1,197       45,037
Kaufman & Broad Home Corp.                                   1,585       20,407
Pulte Corp............................................       1,091       33,548
                                                                   ------------
                                                                         98,992
                                                                   ------------
HOSPITAL MANAGEMENT (0.4%)
Columbia/HCA
 Healthcare Corp......................................      26,287    1,071,195
Tenet Healthcare Corp. (a)............................       8,685      189,985
                                                                   ------------
                                                                      1,261,180
                                                                   ------------
HOTEL--MOTEL (0.3%)
Harrah's Entertainment,
 Inc. (a).............................................       4,119       81,865
Hilton Hotels Corp. ..................................       9,684      252,994
ITT Corp. (a).........................................       4,682      203,082
Marriott International Inc. ..........................       5,115      282,604
                                                                   ------------
                                                                        820,545
                                                                   ------------


                                                         SHARES       VALUE
                                                         ----------------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
 Industries, Inc. ....................................       1,497 $    104,041
Maytag Corp...........................................       3,932       77,657
Whirlpool Corp. ......................................       2,996      139,689
                                                                   ------------
                                                                        321,387
                                                                   ------------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co. (The)......................................       2,057      206,471
Colgate-Palmolive Co. ................................       5,860      540,585
Kimberly-Clark Corp...................................      11,302    1,076,516
Procter & Gamble Co. (The)............................      26,716    2,871,970
                                                                   ------------
                                                                      4,695,542
                                                                   ------------
HOUSEWARES (0.1%)
Newell Co. ...........................................       6,386      201,159
Rubbermaid Inc. ......................................       6,058      137,820
Tupperware Corp.......................................       2,458      131,810
                                                                   ------------
                                                                        470,789
                                                                   ------------
INSURANCE BROKERS (0.2%)
Alexander & Alexander
 Services Inc.........................................       1,769       30,736
Aon Corp..............................................       4,353      270,430
Marsh & McLennan Cos., Inc. ..........................       2,879      299,416
                                                                   ------------
                                                                        600,582
                                                                   ------------
INVESTMENT BANK/BROKERAGE (0.3%)
Merrill Lynch & Co., Inc. ............................       6,477      527,876
Morgan Stanley Group Inc..............................       5,921      338,237
Salomon Inc. .........................................       4,216      198,679
                                                                   ------------
                                                                      1,064,792
                                                                   ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ......................................       3,934       94,416
                                                                   ------------
LIFE INSURANCE (0.4%)
Aetna Inc.............................................       6,013      481,040
Jefferson-Pilot Corp..................................       2,863      162,117
Lincoln National Corp. ...............................       4,166      218,715
Providian Corp........................................       3,807      195,585
Torchmark Corp. ......................................       2,861      144,480
UNUM Corp.............................................       2,904      209,814
USLIFE Corp. .........................................       1,364       45,353
                                                                   ------------
                                                                      1,457,104
                                                                   ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. .............................       1,596       34,912
Giddings & Lewis, Inc. ...............................       1,267       16,313
                                                                   ------------
                                                                         51,225
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)


                                                         SHARES       VALUE
                                                         ----------------------
MACHINERY--DIVERSIFIED (0.6%)
Briggs & Stratton Corp................................       1,174 $     51,656
Case Corp. ...........................................       2,936      160,012
Caterpillar Inc.......................................       7,489      563,547
Cooper Industries Inc. ...............................       4,292      180,801
Deere & Co............................................      10,061      408,728
Harnischfeger Industries, Inc.........................       1,935       93,122
Ingersoll-Rand Co. ...................................       4,346      193,397
NACCO Industries, Inc.
 Class A..............................................         312       16,692
Thermo Electron Corp. (a).............................       2,800      115,500
Timken Co. (The)......................................       1,233       56,564
                                                                   ------------
                                                                      1,840,019
                                                                   ------------
MAJOR REGIONAL BANKS (3.3%)
Banc One Corp.........................................      16,672      716,896
Bank of Boston Corp...................................       6,171      396,487
Bank of New York Co., Inc. (The)......................      15,594      526,298
Barnett Banks, Inc. ..................................       7,630      313,784
Boatmen's Bancshares, Inc. ...........................       6,081      392,224
Comerica Inc..........................................       4,203      220,132
CoreStates Financial Corp. ...........................       8,882      460,754
Fifth Third Bancorp...................................       4,116      258,536
First Bank System, Inc. ..............................       5,250      358,312
First Union Corp. ....................................      11,046      817,404
Fleet Financial Group, Inc. ..........................      10,290      513,214
KeyCorp...............................................       8,802      444,501
Mellon Bank Corp. ....................................       5,249      372,679
National City Corp. ..................................       8,890      398,939
Nationsbank Corp. ....................................      11,285    1,103,109
Norwest Corp..........................................      14,690      639,015
PNC Bank Corp. .......................................      13,340      501,917
Republic New York Corp. ..............................       2,236      182,513
SunTrust Banks, Inc...................................       8,748      430,839
U.S. Bancorp..........................................       5,924      266,210
Wachovia Corp.........................................       6,462      365,103
Wells Fargo & Co. ....................................       3,819    1,030,175
                                                                   ------------
                                                                     10,709,041
                                                                   ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. ...........................       1,389       38,198
                                                                   ------------
MANUFACTURING--DIVERSIFIED (0.7%)
AlliedSignal Inc. ....................................      11,314      758,038
Crane Co..............................................       1,834       53,201
Dover Corp. ..........................................       4,616      231,954
Illinois Tool Works Inc. .............................       4,945      394,982
Johnson Controls, Inc.................................       1,638      135,749
Millipore Corp. ......................................       1,761       72,861
Pall Corp. ...........................................       4,532      115,566
Parker-Hannifin Corp. ................................       3,039      117,761
TRINOVA Corp. ........................................       1,106       40,231
Tyco International Ltd. ..............................       6,107      322,908
                                                                   ------------
                                                                      2,243,251
                                                                   ------------


                                                         SHARES       VALUE
                                                         ----------------------
MEDICAL PRODUCTS (0.7%)
Bard (C.R.), Inc. ....................................       2,285 $     63,980
Bausch & Lomb Inc. ...................................       2,316       81,060
Baxter International Inc. ............................      10,656      436,896
Becton, Dickinson & Co. ..............................       4,880      211,670
Biomet, Inc. .........................................       4,536       68,607
Boston Scientific Corp. (a)...........................       7,143      428,580
Guidant Corp. ........................................       2,900      165,300
Medtronic, Inc. ......................................       9,591      652,188
St. Jude Medical, Inc. (a)............................       3,207      136,698
United States Surgical Corp. .........................       2,435       95,878
                                                                   ------------
                                                                      2,340,857
                                                                   ------------
METALS--MISCELLANEOUS (0.2%)
ASARCO Inc............................................       1,753       43,606
Cyprus Amax Minerals Co...............................       3,590       83,916
Freeport-McMoRan Copper & Gold Inc. Class B...........       7,774      232,248
Inco Ltd..............................................       6,746      215,029
Phelps Dodge Corp. ...................................       2,628      177,390
                                                                   ------------
                                                                        752,189
                                                                   ------------
MISCELLANEOUS (1.0%)
AirTouch Communications,
 Inc. (a).............................................      19,622      495,456
American Greetings Corp.
 Class A..............................................       3,094       87,792
Corning Inc. .........................................       8,973      415,001
Harcourt General, Inc. ...............................       2,800      129,150
Harris Corp...........................................       1,614      110,761
Jostens, Inc. ........................................       1,744       36,842
Minnesota Mining & Manufacturing Co. .................      16,376    1,357,161
Pioneer Hi-Bred International, Inc. ..................       3,308      231,560
TCI Satellite Entertainment Class A...................           1           11
TRW, Inc. ............................................       5,186      256,707
Whitman Corp. ........................................       4,026       92,095
                                                                   ------------
                                                                      3,212,536
                                                                   ------------
MONEY CENTER BANKS (2.0%)
BankAmerica Corp......................................      14,019    1,398,395
Bankers Trust New York Corp. .........................       3,141      270,911
Chase Manhattan Corp..................................      17,187    1,533,940
Citicorp..............................................      18,449    1,900,247
First Chicago Corp. ..................................      12,685      681,819
Morgan (J.P.) & Co., Inc. ............................       7,497      731,895
                                                                   ------------
                                                                      6,517,207
                                                                   ------------
MULTI-LINE INSURANCE (1.2%)
American International
 Group, Inc...........................................      18,394    1,991,151
CIGNA Corp............................................       3,096      422,991

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                       SHARES       VALUE
                                                       ----------------------
MULTI-LINE INSURANCE (Continued)
ITT Hartford Group, Inc.............................       4,682 $    316,035
Travelers Group Inc.................................      25,105    1,139,139
                                                                 ------------
                                                                    3,869,316
                                                                 ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.6%)
Coastal Corp........................................       4,220      206,252
Columbia Gas System, Inc. ..........................       2,165      137,748
Consolidated Natural Gas Co.........................       3,795      209,674
Eastern Enterprises.................................         818       28,937
Enron Corp..........................................      10,084      434,872
ENSERCH Corp. ......................................       2,623       60,329
NICOR Inc. .........................................       2,144       76,648
NorAm Energy Corp. .................................       5,380       82,718
ONEOK Inc. .........................................       1,088       32,640
Pacific Enterprises.................................       3,273       99,417
PanEnergy Corp......................................       6,052      272,340
Peoples Energy Corp.................................       1,373       46,510
Sonat, Inc..........................................       3,422      176,233
Williams Cos., Inc. (The)...........................       6,291      235,913
                                                                 ------------
                                                                    2,100,231
                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES (0.4%)
Alco Standard Corp..................................       5,166      266,695
Moore Corp. Ltd. ...................................       3,962       80,726
Pitney Bowes Inc. ..................................       6,019      328,035
Xerox Corp. ........................................      12,725      669,653
                                                                 ------------
                                                                    1,345,109
                                                                 ------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc..............................         965       50,300
Rowan Cos., Inc. (a)................................       3,403       76,993
                                                                 ------------
                                                                      127,293
                                                                 ------------
OIL--EXPLORATION & PRODUCTION (0.2%)
Burlington Resources Inc. ..........................       5,032      253,487
Oryx Energy Co. (a).................................       4,192      103,752
Santa Fe Energy Resources,
 Inc. (a)...........................................       3,663       50,824
Union Pacific Resources
 Group, Inc.........................................       9,725      284,456
                                                                 ------------
                                                                      692,519
                                                                 ------------
OIL--INTEGRATED DOMESTIC (0.9%)
Amerada Hess Corp...................................       3,691      213,617
Ashland Inc.........................................       2,566      112,583
Atlantic Richfield Co...............................       6,514      863,105
Kerr-McGee Corp.....................................       2,038      146,736
Louisiana Land & Exploration Co. (The)..............       1,356       72,715
Occidental Petroleum Corp. .........................      12,780      298,732
Pennzoil Co.........................................       1,890      106,785
Phillips Petroleum Co...............................      10,491      464,227
Sun Co., Inc. ......................................       3,040       74,100

                                                       SHARES       VALUE
                                                       ----------------------
OIL--INTEGRATED DOMESTIC (Continued)
Unocal Corp. .......................................       9,921 $    403,041
USX-Marathon Group..................................      11,464      273,703
                                                                 ------------
                                                                    3,029,344
                                                                 ------------
OIL--INTEGRATED INTERNATIONAL (4.4%)
Amoco Corp. ........................................      19,493    1,569,187
Chevron Corp........................................      25,551    1,660,815
Exxon Corp..........................................      48,636    4,766,328
Mobil Corp. ........................................      15,405    1,883,261
Royal Dutch Petroleum Co............................      21,013    3,587,970
Texaco Inc..........................................      10,595    1,039,634
                                                                 ------------
                                                                   14,507,195
                                                                 ------------
OIL--WELL EQUIPMENT & SERVICES (0.6%)
Baker Hughes Inc....................................       5,712      197,064
Dresser Industries, Inc.............................       6,918      214,458
Halliburton Co. ....................................       5,021      302,515
McDermott International, Inc........................       2,178       36,209
Schlumberger Ltd....................................       9,782      976,978
Western Atlas Inc. (a)..............................       2,176      154,224
                                                                 ------------
                                                                    1,881,448
                                                                 ------------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp..................................       1,925       61,119
Champion International Corp.........................       3,809      164,739
Georgia-Pacific Corp. ..............................       3,668      264,096
International Paper Co. ............................      11,957      482,764
James River Corp. of Virginia.......................       3,391      112,327
Louisiana-Pacific Corp..............................       4,276       90,330
Mead Corp...........................................       2,081      120,958
Potlatch Corp. .....................................       1,209       51,987
Union Camp Corp.....................................       2,741      130,883
Westvaco Corp.......................................       4,028      115,805
Weyerhaeuser Co.....................................       7,951      376,678
Willamette Industries, Inc..........................       2,233      155,473
                                                                 ------------
                                                                    2,127,159
                                                                 ------------
PERSONAL LOANS (0.2%)
Beneficial Corp.....................................       2,165      137,207
Household International, Inc........................       3,932      362,727
                                                                 ------------
                                                                      499,934
                                                                 ------------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co....................................      13,072    1,049,028
Polaroid Corp.......................................       1,888       82,128
                                                                 ------------
                                                                    1,131,156
                                                                 ------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries Inc......................       8,283      217,429
Laidlaw Inc. Class B................................      12,274      141,151
WMX Technologies, Inc. .............................      19,027      620,756
                                                                 ------------
                                                                      979,336
                                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

COMMON STOCKS (Continued)


                                                         SHARES       VALUE
                                                         -----------------------
PROPERTY--CASUALTY INSURANCE (0.9%)
Allstate Corp.........................................      17,434 $  1,008,993
Chubb Corp. ..........................................       6,764      363,565
General Re Corp. .....................................       3,366      530,987
Loews Corp............................................       4,710      443,917
MGIC Investment Corp. ................................       2,400      182,400
SAFECO Corp. .........................................       5,041      198,804
St. Paul Cos., Inc. (The).............................       3,393      198,915
USF&G Corp. ..........................................       4,476       93,436
                                                                   ------------
                                                                      3,021,017
                                                                   ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)..........................       4,066      187,544
Meredith Corp. .......................................       1,144       60,346
                                                                   ------------
                                                                        247,890
                                                                   ------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc..................................       3,937      133,366
Gannett Co., Inc......................................       5,678      425,140
Knight-Ridder Inc. ...................................       3,882      148,487
New York Times Co. (The) Class A......................       3,912      148,656
Times Mirror Co. (The) Class A........................       3,823      190,194
Tribune Co. ..........................................       2,478      195,452
                                                                   ------------
                                                                      1,241,295
                                                                   ------------
RAILROADS (0.7%)
Burlington Northern Santa Fe Corp.....................       6,119      528,529
Conrail Inc. .........................................       3,101      308,937
CSX Corp. ............................................       8,444      356,759
Norfolk Southern Corp.................................       5,087      445,113
Union Pacific Corp. ..................................       9,795      588,924
                                                                   ------------
                                                                      2,228,262
                                                                   ------------
RESTAURANTS (0.4%)
Darden Restaurants, Inc. .............................       6,394       55,947
McDonald's Corp. .....................................      27,255    1,233,289
Ryan's Family Steak Houses, Inc. (a)..................          64          440
Wendy's International, Inc............................       5,129      105,145
                                                                   ------------
                                                                      1,394,821
                                                                   ------------
RETAIL STORES--APPAREL (0.2%)
Charming Shoppes, Inc. (a)............................       4,099       20,751
Gap, Inc. (The).......................................      11,079      333,755
Limited, Inc. (The)...................................      10,578      194,371
TJX Cos., Inc. (The)..................................       3,071      145,488
                                                                   ------------
                                                                        694,365
                                                                   ------------
RETAIL STORES--DEPARTMENT (0.5%)
Dillard Department Stores, Inc. Class A...............       4,506      139,123
Federated Department Stores, Inc. (a).................       8,350      284,944

                                                         SHARES       VALUE
                                                         ----------------------
RETAIL STORES--DEPARTMENT (Continued)
May Department Stores Co. ............................      10,055 $    470,071
Mercantile Stores Co., Inc. ..........................       1,494       73,766
Nordstrom, Inc........................................       3,269      115,845
Penney (J.C.) Co., Inc. ..............................       9,022      439,823
                                                                   ------------
                                                                      1,523,572
                                                                   ------------
RETAIL STORES--DRUG (0.2%)
Longs Drug Stores Corp. ..............................         813       39,939
Rite-Aid Corp. .......................................       4,588      182,373
Walgreen Co...........................................       9,623      384,920
                                                                   ------------
                                                                        607,232
                                                                   ------------
RETAIL STORES--FOOD CHAIN (0.4%)
Albertson's, Inc......................................      10,094      359,599
American Stores Co....................................       5,700      232,987
Giant Food, Inc. Class A..............................       2,431       83,869
Great Atlantic & Pacific Tea Co., Inc. (The)..........       1,507       48,036
Kroger Co. (a)........................................       5,001      232,547
Winn-Dixie Stores, Inc. ..............................       6,112      193,292
                                                                   ------------
                                                                      1,150,330
                                                                   ------------
RETAIL STORES--GENERAL MERCHANDISE (1.0%)
Dayton-Hudson Corp. ..................................       8,598      337,472
Kmart Corp. (a).......................................      18,903      196,119
Sears, Roebuck & Co. .................................      15,323      706,773
Wal-Mart Stores, Inc. ................................      89,767    2,053,420
                                                                   ------------
                                                                      3,293,784
                                                                   ------------
RETAIL STORES--SPECIALTY (0.7%)
Autozone, Inc. (a)....................................       2,900       79,750
Circuit City Stores, Inc. ............................       3,935      118,542
CVS Corp..............................................       4,223      174,727
Home Depot, Inc. (The)................................      18,784      941,548
Lowe's Cos., Inc......................................       6,906      245,163
Pep Boys-Manny, Moe & Jack............................       2,460       75,645
Price/Costco, Inc. (a)................................       7,896      198,387
Tandy Corp............................................       2,423      106,612
Toys "R" Us Inc. (a)..................................      10,712      321,360
Woolworth Corp. (a)...................................       5,317      116,309
                                                                   ------------
                                                                      2,378,043
                                                                   ------------
SAVINGS & LOANS (0.1%)
Ahmanson (H.F.) & Co. ................................       4,339      141,018
Golden West Financial Corp. ..........................       2,329      147,018
Great Western Financial Corp..........................       5,447      157,963
                                                                   ------------
                                                                        445,999
                                                                   ------------
SHOES (0.2%)
Nike Inc. Class B.....................................      11,460      684,735
Reebok International Ltd. ............................       2,219       93,198
Stride Rite Corp. ....................................       2,029       20,290
                                                                   ------------
                                                                        798,223
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                         SHARES       VALUE
                                                         ----------------------
SPECIALIZED SERVICES (0.5%)
Block (H&R), Inc......................................       4,107 $    119,103
Cognizant Corp........................................       6,818      224,994
CUC International Inc. (a)............................      15,390      365,512
Dun & Bradstreet Corp. (The)..........................       6,818      161,927
Ecolab Inc............................................       2,609       98,164
HFS Inc. (a)..........................................       5,000      298,750
Interpublic Group of Cos., Inc........................       3,137      149,007
National Service
 Industries, Inc......................................       1,916       71,611
Safety-Kleen Corp.....................................       2,316       37,925
Service Corp. International...........................       9,314      260,792
                                                                   ------------
                                                                      1,787,785
                                                                   ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp...........................................       3,280      107,420
Donnelley (R.R.) & Sons Co............................       5,921      185,771
Harland (John H.) Co..................................       1,229       40,557
                                                                   ------------
                                                                        333,748
                                                                   ------------
STEEL (0.2%)
Allegheny Teledyne Inc................................       7,021      161,483
Armco Inc. (a)........................................       4,230       17,449
Bethlehem Steel Corp. (a).............................       4,371       39,339
Inland Steel Industries Inc...........................       2,001       40,020
Nucor Corp............................................       3,532      180,132
USX-U.S. Steel Group..................................       3,350      105,106
Worthington Industries, Inc...........................       3,666       66,446
                                                                   ------------
                                                                        609,975
                                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.4%)
AT&T Corp.............................................      63,370    2,756,595
MCI Communications Corp...............................      26,754      874,521
Sprint Corp...........................................      16,851      671,934
WorldCom, Inc. (a)....................................      23,538      613,459
                                                                   ------------
                                                                      4,916,509
                                                                   ------------
TELEPHONE (2.8%)
ALLTEL Corp...........................................       7,565      237,352
Ameritech Corp........................................      21,509    1,303,983
Bell Atlantic Corp....................................      17,158    1,110,980
BellSouth Corp........................................      38,886    1,570,022
Frontier Corp.........................................       3,700       83,712
GTE Corp..............................................      37,629    1,712,120
NYNEX Corp............................................      17,199      827,702
Pacific Telesis Group.................................      16,740      615,195
SBC Communications Inc................................      23,647    1,223,732
US West, Inc..........................................      18,642      601,205
                                                                   ------------
                                                                      9,286,003
                                                                   ------------
TEXTILES--APPAREL MANUFACTURERS (0.2%)
Fruit of the Loom, Inc.
 Class A (a)..........................................       3,058      115,822
Liz Claiborne, Inc....................................       2,905      112,206
Russell Corp..........................................       1,616       48,076

                                                    SHARES       VALUE
                                                    --------------------------
TEXTILES--APPAREL MANUFACTURERS (Continued)
Springs Industries, Inc.
 Class A.........................................         802 $     34,486
VF Corp..........................................       2,583      174,352
                                                              ------------
                                                                   484,942
                                                              ------------
TOBACCO (1.3%)
American Brands, Inc.............................       6,833      339,088
Philip Morris Cos., Inc..........................      31,913    3,594,201
UST Inc..........................................       7,246      234,589
                                                              ------------
                                                                 4,167,878
                                                              ------------
TOYS (0.1%)
Hasbro Inc.......................................       3,580      139,172
Mattel, Inc......................................      10,660      295,815
                                                              ------------
                                                                   434,987
                                                              ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
Federal Express Corp. (a)........................       4,602      204,789
Ryder System, Inc................................       3,144       88,425
                                                              ------------
                                                                   293,214
                                                              ------------
TRUCKERS (0.0%) (b)
Caliber System, Inc..............................       1,620       31,185
Consolidated Freightways Corp....................          30          266
                                                              ------------
                                                                    31,451
                                                              ------------
Total Common Stocks
 (Cost $188,230,650).............................              222,103,267 (d)
                                                              ------------
SHORT-TERM
INVESTMENTS (21.0%)
                                                   PRINCIPAL
                                                    AMOUNT
                                               -----------------
COMMERCIAL PAPER (5.9%)
Dynamic Funding Corp. 5.95%, due 1/7/97 (e)...... $10,000,000    9,990,083
Fingerhut Owner Trust
 5.80%, due 1/16/97 (e)..........................   9,400,000    9,377,283
                                                              ------------
Total Commercial Paper
 (Cost $19,367,366)..............................               19,367,366
                                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

SHORT-TERM INVESTMENTS (Continued)

                                                   PRINCIPAL
                                                    AMOUNT        VALUE
                                                   ----------------------------
U.S. GOVERNMENT (15.1%)
United States Treasury Bills
 4.82%, due 3/27/97 (e).......................... $   500,000  $    494,111
 4.83%, due 2/6/97 (e)...........................  24,800,000    24,680,216
 4.96%, due 4/3/97 (e)...........................  24,900,000    24,575,155
                                                               ------------
Total U.S. Government
 (Cost $49,759,888)..............................                49,749,482
                                                               ------------
Total Short-Term Investments (Cost $69,127,254)..                69,116,848
                                                               ------------
Total Investments
 (Cost $292,920,848) (f).........................        99.4%  327,151,598 (g)
Cash and Other Assets, Less Liabilities..........         0.6     2,146,116
                                                  -----------  ------------
Net Assets.......................................       100.0% $329,297,714
                                                  ===========  ============
FUTURES
CONTRACTS (0.2%)
                                                   CONTRACTS    UNREALIZED
                                                     LONG      APPRECIATION
                                                   ----------------------------
Australian All Ordinaries Index
 March 1997......................................         202  $    209,142 (h)
German Dax Index
 March 1997......................................          89        66,848 (h)
Great Britain FTSE 100 Index March 1997..........          94       445,567 (h)
                                                               ------------
Total Contracts Long (Settlement Value
 $43,183,338)....................................                   721,557
                                                               ------------

                                                    CONTRACTS   UNREALIZED
                                                      SHORT    APPRECIATION
                                                    ---------------------------
Standard & Poor's 500
 March 1997.......................................           3 $     33,270 (h)
United States Treasury Note March 1997 (5 Year)...          10        9,744 (h)
United States Treasury Note March 1997 (10 Year)..           7        9,993 (h)
United States Treasury Bond March 1997 (30 Year)..           4        7,210 (h)
                                                               ------------
Total Contracts Short
 (Settlement Value ($3,397,063))..................                   60,217
                                                               ------------
Total Futures Contracts (Settlement Value
 $39,786,275).....................................             $    781,774
                                                               ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of U.S. Government and Federal Agencies Investments and settlement value of U.S. Treasury futures contracts represents 8.7% of net assets.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 67.5% of net assets.
(e) Segregated as collateral for futures contracts.
(f) The cost for Federal income tax purposes is $293,475,455.
(g) At December 31, 1996 net unrealized appreciation was $33,676,143, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $37,212,770 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,536,627.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.
(i) Yankee bonds.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $292,920,848)................................. $327,151,598
 Cash............................................................       98,503
 Cash denominated in foreign currencies (identified cost
  $205,795)......................................................      205,640
 Receivables:
 Investment securities sold......................................    5,164,824
 Dividends and interest..........................................      882,701
 Fund shares sold................................................      370,712
 Variation margin receivable on futures contracts................      219,545
                                                                  ------------
   Total assets..................................................  334,093,523
                                                                  ------------
LIABILITIES:
 Payables:
 Fund shares redeemed............................................    3,896,111
 Investment securities purchased.................................      655,095
 Administrator...................................................      124,646
 Adviser.........................................................       42,258
 Custodian.......................................................       16,111
 Transfer agent..................................................        5,363
 Directors.......................................................          361
 Accrued expenses................................................       55,864
                                                                  ------------
   Total liabilities.............................................    4,795,809
                                                                  ------------
 Net assets...................................................... $329,297,714
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     24,546
 Institutional Service Class.....................................          418
 Additional paid-in capital......................................  274,632,606
 Accumulated undistributed net investment income.................       15,336
 Accumulated undistributed net realized gain on investments......   19,612,439
 Net unrealized appreciation on investments......................   35,012,524
 Net unrealized depreciation on foreign currency transactions....         (155)
                                                                  ------------
 Net assets...................................................... $329,297,714
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $323,789,545
                                                                  ============
 Shares of capital stock outstanding.............................   24,545,741
                                                                  ============
 Net asset value per share outstanding........................... $      13.19
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  5,508,169
                                                                  ============
 Shares of capital stock outstanding.............................      417,742
                                                                  ============
 Net asset value per share outstanding........................... $      13.19
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 4,157,853
 Interest.........................................................   7,207,166
                                                                   -----------
   Total income...................................................  11,365,019
                                                                   -----------
 Expenses:
 Administration...................................................   1,538,025
 Advisory.........................................................     461,408
 Professional.....................................................      86,547
 Custodian........................................................      75,995
 Shareholder communication........................................      49,591
 Registration.....................................................      39,674
 Transfer agent...................................................      31,067
 Service..........................................................      13,046
 Directors........................................................      10,122
 Miscellaneous....................................................      25,326
                                                                   -----------
   Total expenses before
    reimbursement.................................................   2,330,801
 Expense reimbursement from Administrator.........................    (164,519)
                                                                   -----------
   Net expenses...................................................   2,166,282
                                                                   -----------
 Net investment income............................................   9,198,737
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain (loss) from:
 Security transactions............................................  19,623,484
 Futures transactions.............................................   4,873,116
 Foreign currency transactions....................................     (21,867)
                                                                   -----------
 Net realized gain on investments and foreign currency
  transactions....................................................  24,474,733
                                                                   -----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions............................................  14,147,595
 Futures transactions.............................................  (1,616,842)
 Foreign currency.................................................        (155)
                                                                   -----------
 Net unrealized gain on investments and foreign currency
  transactions....................................................  12,530,598
                                                                   -----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  37,005,331
                                                                   -----------
 Net increase in net assets resulting from operations............. $46,204,068
                                                                   ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $39,013.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  9,198,737  $  9,983,568
 Net realized gain on investments..................   24,496,600    24,645,946
 Net realized loss on foreign currency
  transactions.....................................      (21,867)     (267,722)
 Net change in unrealized appreciation on
  investments......................................   12,530,753    24,447,333
 Net change in unrealized depreciation on foreign
  currency.........................................         (155)          --
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   46,204,068    58,809,125
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................   (9,027,765)   (9,683,938)
  Institutional Service Class......................     (138,056)     (122,295)
 From net realized gain on investments:
  Institutional Class..............................   (3,132,082)  (23,783,105)
  Institutional Service Class......................      (52,426)     (308,316)
 In excess of net realized gain on investments:
  Institutional Class..............................          --     (1,672,049)
  Institutional Service Class......................          --        (21,677)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................  (12,350,329)  (35,591,380)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   49,757,971    40,227,452
  Institutional Service Class......................    2,319,600     3,251,969
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................   12,159,847    35,139,085
  Institutional Service Class......................      190,482       452,281
                                                    ------------  ------------
                                                      64,427,900    79,070,787
 Cost of shares redeemed:
  Institutional Class..............................  (44,770,866)  (54,473,647)
  Institutional Service Class......................   (1,100,422)       (6,140)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   18,556,612    24,591,000
                                                    ------------  ------------
  Net increase in net assets.......................   52,410,351    47,808,745
NET ASSETS:
 Beginning of year.................................  276,887,363   229,078,618
                                                    ------------  ------------
 End of year....................................... $329,297,714  $276,887,363
                                                    ============  ============
 Accumulated undistributed net investment income... $     15,336  $        --
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                         INSTITUTIONAL                 INSTITUTIONAL
                         INSTITUTIONAL      SERVICE      INSTITUTIONAL    SERVICE
                             CLASS           CLASS           CLASS         CLASS        INSTITUTIONAL CLASS
                         -------------   -------------   ------------- ------------- -----------------------------
                                                       YEAR ENDED DECEMBER 31
                         -----------------------------------------------------------------------------------------
                                    1996                            1995               1994       1993      1992
                         -----------------------------   --------------------------- --------   --------  --------

Net asset value at
 beginning of year......   $  11.79        $  11.79        $  10.67      $  10.67    $  11.67   $  12.02  $  11.79
                           --------        --------        --------      --------    --------   --------  --------
Net investment income...       0.38            0.34            0.48          0.47        0.45       0.39      0.50
Net realized and
 unrealized gain (loss)
 on investments.........       1.53            1.53            2.39          2.39       (0.55)      0.59      0.29
Net realized and
 unrealized loss on
 foreign currency
 transactions...........      (0.00)(a)       (0.00)(a)       (0.01)        (0.01)        --         --        --
                           --------        --------        --------      --------    --------   --------  --------
Total from investment
 operations.............       1.91            1.87            2.86          2.85       (0.10)      0.98      0.79
                           --------        --------        --------      --------    --------   --------  --------
Less dividends and
 distributions:
From net investment
 income.................      (0.38)          (0.34)          (0.48)        (0.47)      (0.45)     (0.88)    (0.51)
From net realized gain
 on investments.........      (0.13)          (0.13)          (1.18)        (1.18)      (0.42)     (0.44)    (0.05)
In excess of net
 realized gain on
 investments............        --              --            (0.08)        (0.08)      (0.03)     (0.01)      --
                           --------        --------        --------      --------    --------   --------  --------
Total dividends and
 distributions..........      (0.51)          (0.47)          (1.74)        (1.73)      (0.90)     (1.33)    (0.56)
                           --------        --------        --------      --------    --------   --------  --------
Net asset value at end
 of year................   $  13.19        $  13.19        $  11.79      $  11.79    $  10.67   $  11.67  $  12.02
                           ========        ========        ========      ========    ========   ========  ========
Total investment return
 .......................      16.16%          15.89%          26.81%        26.70%      (0.86%)     8.79%     7.09%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       2.99%           2.74%           4.03%         3.78%       3.63%      3.55%     4.65%
 Net expenses...........       0.70%           0.95%           0.70%         0.95%       0.70%      0.60%     0.60%
 Expenses (before
  reimbursement)........       0.75%           1.00%           0.77%         1.02%       0.75%      0.75%     0.79%
Portfolio turnover
 rate...................        103%            103%            261%          261%        128%       101%       89%
Average commission rate
 paid...................   $ 0.0498        $ 0.0498           (b)           (b)        (b)        (b)       (b)
Net assets at end of
 year (in 000's)........   $323,790        $  5,508        $273,351      $  3,536    $229,079   $258,345  $190,899

--------
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . A variety of factors converged to make year-end 1996 an excellent year for value stocks

 .  Corporate acquisition activity reached record levels during the year

 . A stock market downturn in July brought low-valuation stocks to record low levels, which marked a significant turning point for value equities

 . Value stocks experienced exceptional returns in the fourth quarter and outpaced growth equities for the year

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . One-year total returns of 22.41% and 22.10% for Institutional Class and Service Class shares, respectively, as of 12/31/96

 . Institutional Class shares received a five-star overall rating from Morningstar, Inc.++ as of 12/31/96

 .  Both share classes outperformed the average Lipper* growth and income fund

 . The Fund identified value and free cash flow in a number of companies that also attracted acquirers

 .  Our focus on consumer cyclicals and basic materials benefited the portfolio

--------------------------------------------------------------------------------
Consumer cyclicals Consumer products and services whose sales tend to rise and fall with changes in the economic cycle.

Bottom-up investing Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Correction A shift in security prices which brings them more in line with historic averages.
--------------------------------------------------------------------------------

For the first nine months of 1996, slow economic growth favored the growth equity discipline. A severe market downturn in July, however, brought low-valuation stocks to their lowest levels in recent history, marking a significant turning point for the value market. When the economy picked up in the fourth quarter, value stocks were poised for rapid advances and value stocks generally outperformed growth equities through the end of the year.

Extremely low valuations among companies with strong fundamentals and free cash flow also triggered a record level of merger and acquisition activity during 1996. This was very beneficial for value investors, who seek companies that are generally undervalued by the marketplace and often make attractive acquisition candidates.

While stock market returns for 1996 were more than twice the average annual total return for the previous 70 years(S) the advances were primarily

--------------------------------------------------------------------------------
++ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect risk-adjusted performance, which does not include sales charges, and may change monthly. Its ratings of 1 (low) and 5(high) stars are based on a fund's 3-, 5- & 10-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. A one-year rating is calculated using the same methodology, but is not a component of the overall rating. As of 12/31/96, the individual 1, 3 and 5 year ratings for the MainStay Institutional Value Equity Fund was 4, 4 and 5 stars, respectively. For the one-year period, the Fund was rated among 2,959 funds in the domestic equity category. Only 10% of the funds in an investment category may receive 5 stars and 22.5% may receive 4 stars. Ratings reflect Institutional Class performance only. Service Class shares, first introduced January 1, 1995, will not be rated by Morningstar until they have a three year operating history.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

(S) Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

================================================================================

--------------------------------------------------------------------------------
Recovery A market recovery refers to a rise in security prices, which were formerly depressed. An economic recovery refers to a general improvement in formerly weak fundamentals underlying a country's gross domestic product, which may include factory output, sales, productivity, employment, and relative currency values.
--------------------------------------------------------------------------------

concentrated in a small number of issues. With 25% of the stocks in the Dow Jones Industrial Average accounting for 90% of its gains, individual security selection was a key factor in determining performance. For the year, the average Lipper growth & income fund provided a total return of 20.78%.

Given this context, how did the MainStay Institutional Value Equity Fund do in 1996?

The Fund had a strong year. For the 12 months ended December 31, 1996, the MainStay Institutional Value Equity Fund returned 22.41% and 22.10% for Institutional Class and Service Class shares, respectively. Both share classes outperformed the average Lipper growth and income fund, which returned 20.78% for the same period.

The Fund earned Morningstar's highest overall ranking of five stars, placing it among the top 10% of funds in its Morningstar universe. The Value Equity Fund's individual Morningstar ratings for the three- and five-year periods ending 12/31/96 were 4 stars and 5 stars, respectively, out of a universe of 1,826 and 1,058 funds in the domestic equity category for their respective periods.

What were the primary reasons for the Fund's outperformance?

The Fund's bottom-up approach to value investing is based on individual security selection and emphasizes companies with low price to earnings ratios and substantial free cash flow. Using this approach, the Fund was able to ride out the ups and downs of the market and achieve superior returns. In addition, this year a number of companies selected for their fundamental value also attracted the attention of acquirers, which helped the Fund's holdings in these stocks appreciate significantly--and in many cases, the acquirer's securities were kept in the Fund's portfolio after the transaction was completed.

What are some examples of these acquisitions?

In the first quarter, U.S. Healthcare was taken over by Aetna, which was highly positive for the portfolio, and we took Aetna's securities into the portfolio. First Interstate Bank was acquired by Wells Fargo, and the Fund also took Wells Fargo stock into the portfolio. Also in 1996, we saw strong fundamentals and free cash flow in Vigoro, a fertilizer company, and Varity, an auto-related company. Consolidation efforts within these industries brought high premiums for these stocks. In the third quarter, Boatmen's Bancshares was purchased by NationsBank, and later in the quarter, Conrail received a bid from CSX, which escalated into a bidding war with Norfolk Southern. In the fourth quarter, Long Island Lighting Co. received a bid from Brooklyn Union Gas. All of these transactions were highly positive for the Fund's shareholders.

Did everything in the portfolio do that well?

No. In the second quarter, the Fund bought AT&T, and shortly afterward, AT&T's president left, the chairman's outlook became less robust, deregulation set in, all resulting in a decline in stock price. The Fund sold the stock in the fourth quarter at a 10% loss. In financial services, the Fund bought Torchmark and Providian after the market correction in July. When these stocks didn't participate in the uptrend that followed, we revisited our decision and decided to sell. Although the transactions were relatively neutral, this caused the Fund to miss some opportunities since the financial services sector advanced 20% by year end. Another disappointment was Hanson PLC, an international conglomerate, which was a breakup candidate. Often, companies realize value by dividing into separate units. But in this case, the European economy went down and each component lost earning power. The Fund ended up selling all four pieces of the company at a loss, which took a toll on performance.

Were there other stocks sold?

Yes, the Fund had some positive sales. For example, IBM went up 50%** in six months, which was the Fund's signal to sell--in this case at a substantial gain. Gateway 2000 went up 100% in 6 months, so the Fund

--------------------------------------------------------------------------------
** Returns reflect performance during the period securities were held in the Fund.

================================================================================

doubled its money when sold. Intel, which was purchased late in the first quarter rose substantially within weeks. It was sold in the second quarter at a substantial gain.

If the stocks were rising so fast, why were they sold?

Part of the Fund's value discipline is to sell stocks when their value has been realized. The Fund's strategy is to try to buy low and sell high. Even if a stock is shooting for the moon, it will not be held if we feel it is approaching or has reached its fair market value.

How did the Fund perform during the market downturn in July?

Generally, the Fund seeks to perform with or ahead of the market as it rises and significantly better than the market when it declines. During the correction in July, value stocks were definitely hurt, but the Fund's portfolio performed according to its disciplines and outperformed the market by year end. Since the Fund's objective is to own undervalued issues, the decline in values actually presented new opportunities. In fact, it made the Fund's positions even more attractive. As we had hoped, many of the Fund's stocks showed considerable advances during the recovery later in the year. So our decision to hold on to these declining issues was very positive for investors by year end.

Why was there a concentration on consumer cyclicals throughout the year?

We were anticipating an upturn in the economy. While the Fund had to weather a downturn to get there, endurance paid off by year end. When the economy picks up, consumers go out and buy things. That's good for retailers like Sears, Federated Department Stores, and J.C. Penney. It's also good for companies that make the products consumers buy, like Fruit of the Loom, Reebok International, and General Motors. The Fund held stock in all of these companies during the year.

Were there other areas that did well?

Yes, it was a good year for energy, and Parker & Parsley, a stock in this sector the Fund owned, was up 63% for the year. One of the Fund's railroad holdings, Conrail, which is in the takeover process, also performed well. Financial stocks also did well. We found value in Traveler's (+47%), Allstate (+46%), Bankers Trust (+35%), and with the takeovers at Boatmen's Bancshare and First Interstate. Unfortunately, the Fund reduced its exposure to financials during the year, which negatively impacted performance. If rates rise and financials return to lower levels, we may look for buying opportunities in 1997 in the financial services sector.

What else do you see ahead for 1997?

Right now, our proprietary research is pointing in more conservative directions, with utilities showing unusual strength. This may signal a return to more typical stock performance, or simply the possibility of higher volatility. We'll continue to seek to identify attractive value candidates, and we're hoping that 1996 has signaled that value investing will be in favor for an extended period. Whatever the markets bring, we'll seek to realize maximum long-term total return from a combination of capital growth and income.

Denis Laplaige
Jeffrey Simon
Portfolio Managers

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      VALUE EQUITY FUND VS S&P 500 INDEX

                          INSTITUTIONAL CLASS SHARES

         DATE         VALUE EQUITY FUND       S&P 500 INDEX
         ----         -----------------       -------------
         1/2/91            10,000                 10,000
                           11,550                 11,453
                           11,830                 11,427
                           12,870                 12,038
             91            13,660                 13,047
                           14,695                 12,717
                           14,637                 12,958
                           14,847                 13,366
             92            16,489                 14,040
                           17,465                 14,654
                           17,670                 14,726
                           18,680                 15,105
             93            18,945                 15,456
                           18,976                 14,870
                           19,068                 14,933
                           20,015                 15,663
             94            19,177                 15,660
                           20,866                 17,185
                           22,191                 18,826
                           23,632                 20,323
             95            24,819                 21,546
                           26,401                 22,703
                           26,728                 23,723
                           27,605                 24,456
       12/31/96            30,380                 26,493


                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      VALUE EQUITY FUND VS S&P 500 INDEX

                             SERVICE CLASS SHARES

         DATE         VALUE EQUITY FUND       S&P 500 INDEX
         ----         -----------------       -------------
         1/2/91            10,000                 10,000
                           11,550                 11,453
                           11,830                 11,427
                           12,870                 12,038
             91            13,660                 13,047
                           14,695                 12,717
                           14,637                 12,958
                           14,847                 13,366
             92            16,489                 14,040
                           17,465                 14,654
                           17,670                 14,726
                           18,680                 15,105
             93            18,945                 15,456
                           18,976                 14,870
                           19,068                 14,933
                           20,015                 15,663
             94            19,177                 15,660
                           20,833                 17,185
                           22,208                 18,826
                           23,632                 20,323
             95            24,799                 21,546
                           26,363                 22,703
                           26,672                 23,723
                           27,532                 24,456
       12/31/96            30,279                 26,493

 . Value Equity Fund -- S&P 500 Index
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                          Total Return*         SEC Average Annual Total Return*
PERFORMANCE           as of December 31, 1996      as of December 31, 1996
-------------------------------------------------------------------------------
                          Year to Date     One Year   Five Year Since Inception
-------------------------------------------------------------------------------
Value Equity Fund
 Institutional Class         22.41%         22.41%      17.34%      20.33%
Value Equity Fund Service
 Class**                     22.10%         20.10%      17.26%      20.26%
Average Lipper Growth &
 Income Fund                 20.78%         20.78%      13.87%      16.29%
S&P 500 Stock Index          22.94%         22.94%      15.20%      17.63%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                      DATE               TOTAL RETURN %
                      ----               --------------
                      1991                    36.60
                      1992                    20.71
                      1993                    14.90
                      1994                     1.22
                      1995                    29.42
                      1996                    22.41

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Common Stocks      94.75%
Cash & Equivalents  5.25%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Xerox Corp.                              2.56%
2.  Philip Morris Cos., Inc.                 2.47%
3.  Allstate Corp. (The)                     2.36%
4.  Aetna Inc.                               2.34%
5.  Chubb Corp.                              2.28%
6.  IMC Global Inc.                          2.27%
7.  International Business Machines Corp.    2.20%
8.  RJR Nabisco Holdings Corp.               2.12%
9.  Goodyear Tire & Rubber Co. (The)         1.97%
10. Wells Fargo & Co.                        1.90%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1. Chemicals                                 8.68%
2. Banks                                     8.37%
3. Insurance                                 6.33%
4. Food, Beverage & Tobacco                  6.27%
5. Energy                                    5.33%

--------------------------------------------------------------------------------

** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (94.8%)+

                                                         SHARES       VALUE
                                                         ----------------------
AEROSPACE/DEFENSE ELECTRONICS (2.6%)
Coltec Industries Inc. (a)............................     409,900 $  7,736,862
Litton Industries, Inc. (a)...........................     128,600    6,124,575
Lockheed Martin Corp. ................................      47,175    4,316,512
McDonnell Douglas Corp................................      41,800    2,675,200
Newport News Shipbuilding Inc. (a)....................      63,940      959,100
                                                                   ------------
                                                                     21,812,249
                                                                   ------------
AUTO MANUFACTURING (3.1%)
Ford Motor Co.........................................     447,800   14,273,625
General Motors Corp. .................................     211,500   11,791,125
                                                                   ------------
                                                                     26,064,750
                                                                   ------------
AUTO PARTS (2.5%)
Echlin Inc. ..........................................     321,000   10,151,625
Mark IV Industries, Inc. .............................     479,600   10,850,950
                                                                   ------------
                                                                     21,002,575
                                                                   ------------
BANKS (8.4%)
Bankers Trust New York Corp...........................     128,000   11,040,000
Boatmen's Bancshares, Inc. ...........................     226,300   14,596,350
Chase Manhattan Corp..................................      90,000    8,032,500
National City Corp. ..................................     166,400    7,467,200
PNC Bank Corp. .......................................     344,000   12,943,000
Wells Fargo & Co. ....................................      59,000   15,915,250
                                                                   ------------
                                                                     69,994,300
                                                                   ------------
BUILDING MATERIALS (2.2%)
Armstrong World Industries, Inc. .....................     159,500   11,085,250
Masco Corp............................................     204,900    7,376,400
                                                                   ------------
                                                                     18,461,650
                                                                   ------------
CAPITAL GOODS (3.7%)
Case Corp. ...........................................     169,000    9,210,500
Xerox Corp. ..........................................     407,100   21,423,638
                                                                   ------------
                                                                     30,634,138
                                                                   ------------
CHEMICALS (8.7%)
Agrium Inc. ..........................................     588,800    8,096,000
Dow Chemical Co. .....................................     156,900   12,297,038
FMC Corp. (a).........................................     119,600    8,386,950
Georgia Gulf Corp.....................................     302,000    8,116,250
IMC Global Inc. ......................................     486,160   19,021,010
International Specialty Products Inc. (a).............     117,500    1,439,375
Lyondell Petrochemical Co. ...........................     285,800    6,287,600
PPG Industries, Inc. .................................     159,000    8,923,875
                                                                   ------------
                                                                     72,568,098
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (0.6%)
Gateway 2000, Inc. (a)................................      91,500    4,900,969
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE
                                                         ----------------------
CONGLOMERATES (2.3%)
Hanson PLC ADR (b)....................................     636,000 $  4,293,000
Tenneco Inc. .........................................     328,700   14,832,587
                                                                   ------------
                                                                     19,125,587
                                                                   ------------
DOMESTIC OIL (4.3%)
Amerada Hess Corp.....................................     164,000    9,491,500
Noble Affiliates, Inc. ...............................     136,400    6,530,150
Parker & Parsley Petroleum Co. .......................     210,600    7,739,550
Unocal Corp. .........................................     311,600   12,658,750
                                                                   ------------
                                                                     36,419,950
                                                                   ------------
ENERGY (5.3%)
Coastal Corp..........................................     217,900   10,649,862
MAPCO Inc. ...........................................     381,000   12,954,000
PanEnergy Corp........................................     305,700   13,756,500
Seagull Energy Corp. (a)..............................     328,900    7,235,800
                                                                   ------------
                                                                     44,596,162
                                                                   ------------
FINANCE (1.7%)
Travelers Group Inc. .................................     305,368   13,856,073
                                                                   ------------
FOOD (1.9%)
Archer-Daniels-Midland Co. ...........................     318,672    7,010,784
IBP, Inc. ............................................     362,900    8,800,325
                                                                   ------------
                                                                     15,811,109
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (6.3%)
American Brands, Inc. ................................     283,300   14,058,762
Philip Morris Cos., Inc. .............................     183,700   20,689,213
RJR Nabisco Holdings Corp. ...........................     521,400   17,727,600
                                                                   ------------
                                                                     52,475,575
                                                                   ------------
HEALTH CARE (5.3%)
Aetna Inc.............................................     244,700   19,576,000
FHP International Corp. (a)...........................      48,000    1,782,000
Humana Inc. (a).......................................     668,900   12,792,713
WellPoint Health Networks Inc. (a)....................     295,000   10,140,625
                                                                   ------------
                                                                     44,291,338
                                                                   ------------
HOUSEHOLD PRODUCTS (0.5%)
Premark International, Inc. ..........................     180,000    4,005,000
                                                                   ------------
INSURANCE (6.3%)
Allstate Corp. (The)..................................     340,871   19,727,909
American International Group, Inc. ...................     131,075   14,188,869
Chubb Corp. ..........................................     354,700   19,065,125
                                                                   ------------
                                                                     52,981,903
                                                                   ------------
INTERNATIONAL OIL (3.2%)
Elf Aquitaine ADR (b).................................     302,500   13,688,125
Occidental Petroleum Corp. ...........................     544,000   12,716,000
                                                                   ------------
                                                                     26,404,125
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES       VALUE
                                                         ----------------------
OIL SERVICES (0.5%)
Union Pacific Resources Group, Inc....................     140,847 $  4,119,775
                                                                   ------------
PAPER & FOREST PRODUCTS (4.2%)
Bowater Inc...........................................     240,800    9,060,100
Chesapeake Corp.......................................     222,200    6,971,525
Rayonier Inc. ........................................     193,250    7,415,969
Stone Container Corp. ................................     397,500    5,912,812
Temple-Inland Inc. ...................................     102,700    5,558,638
                                                                   ------------
                                                                     34,919,044
                                                                   ------------
RAILROADS (4.2%)
Conrail Inc. .........................................     127,989   12,750,904
Illinois Central Corp. ...............................     377,100   12,067,200
Union Pacific Corp. ..................................     166,300    9,998,788
                                                                   ------------
                                                                     34,816,892
                                                                   ------------
RETAIL (4.7%)
Dillard Department Stores, Inc. Class A...............     198,500    6,128,687
Federated Department Stores, Inc. (a).................     270,100    9,217,163
Kroger Co. (a)........................................     259,800   12,080,700
Penney (J.C.) Co. Inc. ...............................     240,000   11,700,000
                                                                   ------------
                                                                     39,126,550
                                                                   ------------
TECHNOLOGY (2.2%)
International Business Machines Corp..................     122,100   18,437,100
                                                                   ------------
TEXTILE & APPAREL (2.8%)
Burlington Industries, Inc. (a).......................     414,900    4,563,900
Fruit of the Loom, Inc. Class A (a)...................     235,300    8,911,988
Reebok International Ltd. ............................     238,800   10,029,600
                                                                   ------------
                                                                     23,505,488
                                                                   ------------
TIRE & RUBBER (1.9%)
Goodyear Tire & Rubber Co. (The)......................     320,000   16,440,000
                                                                   ------------
TRANSPORTATION (1.1%)
Arkansas Best Corp. ..................................     305,500    1,336,562
CSX Corp. ............................................     196,000    8,281,000
                                                                   ------------
                                                                      9,617,562
                                                                   ------------

                                                        SHARES        VALUE
                                                        ------------------------
UTILITIES--ELECTRIC (4.3%)
Entergy Corp. .......................................     229,200  $  6,360,300
Long Island Lighting Co. ............................     544,000    12,036,000
Niagara Mohawk Power Corp. (a).......................     454,700     4,490,162
Unicom Corp. ........................................     488,400    13,247,850
                                                                   ------------
                                                                     36,134,312
                                                                   ------------
Total Common Stocks
 (Cost $635,968,087).................................               792,522,274
                                                                   ------------
SHORT-TERM
INVESTMENTS (5.5%)
                                                       PRINCIPAL
                                                        AMOUNT
                                                      -----------
COMMERCIAL PAPER (5.5%)
American Express Credit Corp.
 6.30%, due 1/2/97................................... $26,386,000    26,386,000
Prudential Funding Corp. 6.50%, due 1/2/97...........  19,940,000    19,940,000
                                                                   ------------
Total Short-Term Investments (Cost $46,326,000)......                46,326,000
                                                                   ------------
Total Investments (Cost $682,294,087) (c)............       100.3%  838,848,274
Liabilities in Excess of Cash and Other Assets.......        (0.3)   (2,371,622)
                                                      -----------  ------------
Net Assets...........................................       100.0% $836,476,652
                                                      ===========  ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purposes is $682,608,284.
(d) At December 31, 1996 net unrealized appreciation was $156,239,990, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $167,006,429 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,766,439.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $682,294,087).................................. $838,848,274
 Cash.............................................................        2,517
 Receivables:
 Dividends and interest...........................................    2,146,678
 Investment securities sold.......................................    1,404,006
 Fund shares sold.................................................      159,284
                                                                   ------------
   Total assets...................................................  842,560,759
                                                                   ------------
LIABILITIES:
 Payables:
 Fund shares redeemed.............................................    5,330,449
 Administrator....................................................      419,386
 Adviser..........................................................      174,744
 Custodian........................................................       10,661
 Transfer agent...................................................        5,029
 Directors........................................................          837
 Accrued expenses.................................................      143,001
                                                                   ------------
   Total liabilities..............................................    6,084,107
                                                                   ------------
 Net assets....................................................... $836,476,652
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     51,769
 Institutional Service Class......................................          931
 Additional paid-in capital.......................................  662,602,763
 Accumulated undistributed net investment income..................       68,059
 Accumulated undistributed net realized gain on investments.......   17,198,943
 Net unrealized appreciation on investments.......................  156,554,187
                                                                   ------------
 Net assets....................................................... $836,476,652
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $821,725,239
                                                                   ============
 Shares of capital stock outstanding..............................   51,768,954
                                                                   ============
 Net asset value per share outstanding............................ $      15.87
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 14,751,413
                                                                   ============
 Shares of capital stock outstanding..............................      930,641
                                                                   ============
 Net asset value per share outstanding............................ $      15.85
                                                                   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 15,512,050
 Interest.........................................................    3,035,681
                                                                   ------------
   Total income...................................................   18,547,731
                                                                   ------------
 Expenses:
 Administration...................................................    4,245,206
 Advisory.........................................................    1,768,836
 Professional.....................................................      185,462
 Shareholder communication........................................      112,771
 Registration.....................................................       87,030
 Custodian........................................................       67,785
 Transfer agent...................................................       33,650
 Directors........................................................       23,475
 Service..........................................................       20,545
 Miscellaneous....................................................       12,923
                                                                   ------------
   Total expenses.................................................    6,557,683
                                                                   ------------
 Net investment income............................................   11,990,048
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments.................................   84,508,224
 Net change in unrealized appreciation on investments.............   50,724,771
                                                                   ------------
 Net realized and unrealized gain on investments..................  135,232,995
                                                                   ------------
 Net increase in net assets resulting from operations............. $147,223,043
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes of $86,366.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $ 11,990,048  $  8,377,559
 Net realized gain on investments..................   84,508,224    20,263,540
 Net change in unrealized appreciation on
  investments......................................   50,724,771   101,419,028
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................  147,223,043   130,060,127
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................  (11,732,570)   (8,337,828)
  Institutional Service Class......................     (189,419)      (41,210)
 From net realized gain on investments:
  Institutional Class..............................  (72,015,324)  (14,061,287)
  Institutional Service Class......................   (1,288,651)      (73,769)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................  (85,225,964)  (22,514,094)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................  174,875,420   141,414,162
  Institutional Service Class......................   10,412,344     3,038,197
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................   83,668,524    22,375,101
  Institutional Service Class......................    1,478,062       114,977
                                                    ------------  ------------
                                                     270,434,350   166,942,437
 Cost of shares redeemed:
  Institutional Class.............................. (101,781,417)  (64,008,663)
  Institutional Service Class......................   (1,135,271)      (55,323)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................  167,517,662   102,878,451
                                                    ------------  ------------
  Net increase in net assets.......................  229,514,741   210,424,484
NET ASSETS:
 Beginning of year.................................  606,961,911   396,537,427
                                                    ------------  ------------
 End of year....................................... $836,476,652  $606,961,911
                                                    ============  ============
 Accumulated undistributed net investment income... $     68,059  $        --
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                         INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                             CLASS     SERVICE CLASS     CLASS     SERVICE CLASS    INSTITUTIONAL CLASS
                         ------------- ------------- ------------- ------------- ----------------------------
                                                       YEAR ENDED DECEMBER 31
                         ------------------------------------------------------------------------------------
                                    1996                        1995               1994      1993      1992
                         --------------------------- --------------------------- --------  --------  --------

Net asset value at
 beginning of year......   $  14.43      $  14.43      $  11.58      $  11.58    $  12.40  $  14.16  $  13.66
                           --------      --------      --------      --------    --------  --------  --------
Net investment income...       0.25          0.23          0.21          0.20        0.17      0.16      0.21
Net realized and
 unrealized gain (loss)
 on investments.........       2.98          2.96          3.20          3.20       (0.02)     1.63      2.22
                           --------      --------      --------      --------    --------  --------  --------
Total from investment
 operations.............       3.23          3.19          3.41          3.40        0.15      1.79      2.43
                           --------      --------      --------      --------    --------  --------  --------
Less dividends and
 distributions:
From net investment
 income.................      (0.25)        (0.23)        (0.21)        (0.20)      (0.17)    (0.37)    (0.28)
From net realized gain
 on investments.........      (1.54)        (1.54)        (0.35)        (0.35)      (0.80)    (3.18)    (1.65)
                           --------      --------      --------      --------    --------  --------  --------
Total dividends and
 distributions..........      (1.79)        (1.77)        (0.56)        (0.55)      (0.97)    (3.55)    (1.93)
                           --------      --------      --------      --------    --------  --------  --------
Net asset value at end
 of year................   $  15.87      $  15.85      $  14.43      $  14.43    $  11.58  $  12.40  $  14.16
                           ========      ========      ========      ========    ========  ========  ========
Total investment
 return.................      22.41%        22.10%        29.42%        29.32%       1.22%    14.90%    20.71%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       1.70%         1.45%         1.64%         1.39%       1.50%     1.38%     1.67%
 Net expenses...........       0.92%         1.17%         0.93%         1.18%       0.92%     0.90%     0.90%
 Expenses (before
  reimbursement)........       0.92%         1.17%         0.93%         1.18%       0.92%     0.93%     0.95%
Portfolio turnover
 rate...................         50%           50%           51%           51%         43%       83%      133%
Average commission rate
 paid...................   $ 0.0594      $ 0.0594          (a)           (a)         (a)       (a)       (a)
Net assets at end of
 year (in 000's)........   $821,725      $ 14,752      $603,749      $  3,213    $396,537  $305,060  $230,836

--------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . Total returns of government securities were up slightly in 1996, with performance determined primarily by rising interest rates

 . Mortgage-backed securities were a strong relative performer in 1996, outperforming the Treasury market each month

 . Corporate and asset-backed securities also generally outperformed Treasury securities during the year

 . The addition of two 10-year Treasury auctions and one 30-year auction affected supply, pricing, and demand within the government securities market

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 .  The MainStay Institutional Bond Fund returned 2.80% and 2.62% for
   Institutional Class shares and Service Class shares, respectively, for the 12 months ended 12/31/96

 . Duration, a major determinant of fixed-income performance helped the Fund in the second and fourth quarters, but was offset in the first and third quarters.

 . The Fund took advantage of the strong performance of Yankee bonds and seasoned mortgage-backed securities with specific origination years, to boost performance throughout the year

 . A variety of other mortgage-backed securities also performed well for the Fund

--------------------------------------------------------------------------------
Auction The competitive bidding process through which Treasury securities are sold.

Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Yield spread The difference in yield between securities in different market sectors, such as mortgage-backed securities and Treasury issues -- or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.
--------------------------------------------------------------------------------

While 1996 was a weak year for bonds overall, there were significant opportunities for investors. Even with a slight reduction in rates by the Federal Reserve Board on January 31, stalled budget talks and signs of a strengthening economy caused rates to rise through the first half of the year. In the second half, rates declined but began to rise again in December. The result was considerable volatility in bond prices throughout the year.

The introduction of additional auctions for 10- and 30-year Treasuries redefined supply dynamics within the U.S. government bond market and created additional opportunities for selective movements among newer and older issues. Mortgage-backed securities outperformed Treasuries most months in 1996, and Yankee bonds did well throughout the year. Corporate and asset-backed securities also offered attractive yield spreads to Treasuries early in the year. At year-end, the Treasury Department announced the first issuance of inflation-indexed bonds scheduled for a January auction. This new asset class will focus on real rates of return and may present attractive opportunities going forward.

Given this context, how did the MainStay Institutional Bond Fund do in 1996?

For the 12 months ended 12/31/96, the MainStay Institutional Bond Fund provided returns of 2.80% and 2.62% for Institutional Class shares and

================================================================================

--------------------------------------------------------------------------------
Duration A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest rate sensitivity than average maturity alone.

Exposure The amount invested in a specific security, market, country, or currency. Participation in positive as well as negative events affecting a security or sector generally increases with the level of exposure.
--------------------------------------------------------------------------------

Service Class shares, respectively. Both share classes ranked within the top 50% of funds in the Lipper* intermediate U.S. government fund category for the year.

What were the primary factors that influenced the Fund's performance?

Interest rates, which generally rose in the first half of the year and declined in the second, had a major impact on the Fund. We believe that duration is the primary determinant of performance in fixed-income portfolios and our strategy throughout the year was relatively conservative i.e., the duration of the Fund closely tracked the duration of the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index.+ This helped the Fund's performance in the second and fourth quarters, with offsetting results in the first and third quarters. We substantially increased our exposure to mortgage-backed securities during the year, which had a positive effect on the portfolio as they increased in value.

What types of mortgage-backed securities did the Fund buy?

There were several. In the seasoned mortgage market, we purchased securities based on specific origination years, which was profitable as spreads narrowed and the strategy gained broader market acceptance. The Fund also bought securities backed by commercial mortgages, manufactured housing mortgages, and low-loan balance mortgages. Each of these securities has features that may help protect against prepayment risk. Late in the year, the Fund also purchased adjustable rate mortgage securities issued by GNMA and FNMA, which we believe will continue to benefit from low and stable prepayments. Finally, FNMA Multi-Family Delegated Underwriting Servicers issues offered attractive yields, prepayment protection, and call protection until six months prior to maturity. With the exception of the most recent purchases, all of these securities have contributed positively to performance throughout the year.

Where else did you seek to enhance yields?

The Fund owned high-quality corporate bonds that offered attractive yield spreads to Treasuries and sold them as spreads narrowed and the bonds became overvalued. Yankee bonds also performed well.

What exactly are Yankee bonds?

They're dollar-denominated securities issued in the United States by foreign issuers, including banks and corporations, usually when conditions in the U.S. market are more favorable than in those foreign markets.

Why were they a good selection?

Careful research, the Fund's security selection process and time devoted to get to know this market, which many other bond investors are just starting to consider, has been important. By overweighting the Fund's portfolio in carefully selected Yankee bonds, purchases were made at attractive valuation levels, which benefited our shareholders throughout the year.


--------------------------------------------------------------------------------
* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally considered representative of the U.S. bond market.

================================================================================

What mistakes affected the Fund's performance during the year?

Although there was no individual portfolio holding that influenced the overall performance of the Fund, our modest duration adjustments, which added value in the second and fourth quarters, were offset in the first and third quarters. The fund could also have benefited from more exposure to innovative mortgage-backed securities throughout the year.

What's your outlook for 1997?

We don't anticipate any major moves by the Federal Reserve in the early part of the year. We think the 30-year Treasury bond is likely to trade in a range from 6.5% to 7.5% for a while, and we will continue to monitor the economy and inflation expectations to determine when and how rates are likely to break out of this range. Whatever develops, we'll continue to seek debt securities that offer a combination of quality, current income, total return potential, and low principal risk.

Ravi Akhoury
Edward Munshower
Portfolio Managers

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                         BOND FUND VS. LEHMAN BROTHERS
                       GOVERNMENT/CORPORATES BOND INDEX

                          INSTITUTIONAL CLASS SHARES


     DATE                 BOND FUND INSTITUTION     LEHMAN BROTHERS
     ----                 ---------------------     ---------------
     1/91                  10,000                        10,000
     1Q 1991               10,240                        10,270
     2Q 1991               10,350                        10,425
     3Q 1991               10,960                        11,025
     4Q 1991               11,400                        11,613
     1Q 1992               11,264                        11,439
     2Q 1992               11,647                        11,902
     3Q 1992               12,063                        12,484
     4Q 1992               12,128                        12,494
     1Q 1993               12,627                        13,075
     2Q 1993               12,961                        13,468
     3Q 1993               13,342                        13,913
     4Q 1993               13,310                        13,873
     1Q 1994               12,949                        13,439
     2Q 1994               12,776                        13,272
     3Q 1994               12,829                        13,338
     4Q 1994               12,870                        13,388
     1Q 1995               13,460                        14,055
     2Q 1995               14,267                        14,966
     3Q 1995               14,527                        15,253
     4Q 1995               15,170                        15,963
     1Q 1996               14,800                        15,590
     2Q 1996               14,893                        15,663
     3Q 1996               15,124                        15,939
     12/31/96              15,595                        16,426

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                         BOND FUND VS. LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                             SERVICE CLASS SHARES


     DATE                 BOND FUND SERVICE         LEHMAN BROTHERS
     ----                 -----------------         ---------------
     1/91                  10,000                        10,000
     1Q 1991               10,240                        10,270
     2Q 1991               10,350                        10,425
     3Q 1991               10,960                        11,025
     4Q 1991               11,400                        11,613
     1Q 1992               11,264                        11,439
     2Q 1992               11,647                        11,902
     3Q 1992               12,063                        12,484
     4Q 1992               12,128                        12,494
     1Q 1993               12,627                        13,075
     2Q 1993               12,961                        13,468
     3Q 1993               13,342                        13,913
     4Q 1993               13,310                        13,873
     1Q 1994               12,949                        13,439
     2Q 1994               12,776                        13,272
     3Q 1994               12,829                        13,338
     4Q 1994               12,870                        13,388
     1Q 1995               13,446                        14,055
     2Q 1995               14,253                        14,966
     3Q 1995               14,512                        15,253
     4Q 1995               15,128                        15,963
     1Q 1996               14,759                        15,590
     2Q 1996               14,836                        15,663
     3Q 1996               15,052                        15,939
     12/31/96              15,525                        16,426

    Bond Fund -- Lehman Brothers Gov't/Corp Bond Index
Source; Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                            Total Return*       SEC Average Annual Total Return*
PERFORMANCE            as of December 31, 1996       as of December 31, 1996
--------------------------------------------------------------------------------
                             Year to Date   One Year  Five Year  Since Inception
--------------------------------------------------------------------------------
Bond Fund Institutional
 Class                          2.80%        2.80%     6.47%          7.68%
Bond Fund Service Class**       2.62%        2.62%     6.37%          7.60%
Average Lipper
 Intermediate U.S.
 Government Fund                2.68%        2.68%     5.66%          7.05%
Lehman Brothers
 Gov't/Corporate Bond Index     2.90%        2.90%     7.18%          8.62%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                       Date             Total Return %
                       ----             --------------
                       1991                  14.00
                       1992                   6.39
                       1993                   9.74
                       1994                  -3.31
                       1995                  17.88
                       1996                   2.80

QUALITY BREAKDOWN+
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Government/Agency        36.32%
2.  AAA                      28.31%
3.  AA                        6.47%
4.  A                        14.46%
5.  BBB                      14.44%
                            -------
                            100.00%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

U.S. Government & Federal Agencies     39.09%
Domestic Bonds                         34.67%
Other Asset Backed Securities          29.16%
Cash & Equivalents                     -2.92%#

# Adjusted for liabilities
--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
   US Treasury Bond, 8.875%, 8/15/17                8.44%
   US Treasury Note, 5.625%, 11/30/00               8.19%
   US Treasury Note, 6.50%, 11/15/26                5.53%
   Hydro Quebec, 8.05%, 7/7/24                      2.54%
   US Treasury Note, 7.75%, 11/30/99                2.36%
   Norwest Asset Securities Corp., 7.0%, 9/25/11    2.10%
   FNMA (TBA) ARM, 6.00%, 1/1/27                    2.08%
   Airplane Pass Through Trust, 8.15%, 3/15/19      1.96%
   SunAmerica Inc., 6.20%, 10/31/99                 1.93%
   American Reinsurance, 7.45%, 12/15/26            1.86%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1. US Government & Federal Agency                  39.10%
2. Yankee Bonds                                    13.03%
3. Commercial Mortgages                            10.27%
4. Finance                                          8.40%
5. First Mortgage Loans                             7.24%

Average Maturity                               8.9 years
(as of 12/31/96)

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

   The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM INVESTMENTS (102.9%)+
ASSET-BACKED SECURITIES (29.2%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                        -----------------------
AIRCRAFT LEASE (3.1%)
Aircraft Lease Portfolio Securitization Limited
 Series 1996-1 Class C
 6.975%, due 6/15/06 (a)(b)........................... $ 2,089,244 $  2,089,892
Airplanes Pass Through Trust Series 1-Class C
 8.15%, due 3/15/19...................................   3,374,000    3,492,090
                                                                   ------------
                                                                      5,581,982
                                                                   ------------
AUTO LEASE (1.2%)
World Omni Automobile Lease Securitization Trust
 Series 1996-A Class A1
 6.30%, due 6/25/02...................................   2,125,000    2,132,310
                                                                   ------------
COMMERCIAL MORTGAGES (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (10.3%)
Asset Securitization Corp. Series 1996-D2 Class A1
 6.92%, due 2/14/29...................................   2,425,463    2,423,183
 Series 1996-D3 Class A1C 7.40%, due 10/13/26.........   1,490,000    1,525,849
Blackrock Capital Finance L.P. Series 1996-C2 Class A
 7.615%, due 11/15/26 (b).............................   1,168,847    1,184,194
DLJ Mortgage Acceptance Corp. Series 1996-CF2 Class
 A1A 6.86%, due 11/12/21 (b)..........................   1,943,795    1,952,911
FDIC Remic Trust
 Series 1996-C1 Class 1A 6.75%, due 5/25/26...........   3,250,000    3,240,250
GMAC Commercial Mortgage Securities, Inc.
 Series 1996-C1 Class A2A 6.79%, due 9/15/03..........   1,872,089    1,875,010
Merrill Lynch Mortgage Investors, Inc.
 Series 1996-C2 Class A1 6.69%, due 11/21/28..........   1,470,084    1,471,466
Mortgage Capital Funding, Inc. Series 1996-MC1 Class
 A2A 7.35%, due 7/15/05...............................   1,414,290    1,445,447
Structured Asset Securities Corp.
 Series 1996-2 Class A1 7.00%, due 8/25/26............   1,700,000    1,710,353
Wells Fargo Capital Markets Apartment Financing
 Series APT Class 1
 6.56%, due 12/29/05 (b)..............................   1,525,000    1,512,129
                                                                   ------------
                                                                     18,340,792
                                                                   ------------

--------
+Percentages indicated are based on Fund net assets.

                                                         PRINCIPAL
                                                          AMOUNT       VALUE
                                                         -----------------------
CREDIT CARD RECEIVABLES (1.3%)
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.60%, due 2/15/00 (a)...............................  $ 2,375,000 $  2,375,736
                                                                    ------------
EQUIPMENT (1.7%)
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
 6.87%, due 6/20/04...................................    1,579,067    1,591,163
 Series 1996-3 Class A
 6.24%, due 12/20/04..................................    1,350,000    1,346,625
                                                                    ------------
                                                                       2,937,788
                                                                    ------------
FIRST MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (7.3%)
Bear Stearns Mortgage Securities, Inc.
 Series 1996-4 Class AI2
 10.50%, due 9/25/27..................................    1,525,764    1,600,145
 Series 1996-5 Class A2
 10.00%, due 9/25/27..................................    1,651,637    1,718,478
Independent National Mortgage Corp.
 Series 1996-D Class A2
 7.00%, due 5/25/26...................................    2,875,000    2,864,679
Norwest Asset Securities Corp. Series 1996-2 Class A6
 7.00%, due 9/25/11...................................    3,730,000    3,745,144
Residential Accredit Loans, Inc. Series 1996-QS4 Class
 AI2
 11.00%, due 8/25/26..................................    1,685,187    1,764,711
Residential Asset Securitization Trust Series 1996-A6
 Class A10
 9.00%, due 9/25/26...................................    1,222,237    1,245,154
                                                                    ------------
                                                                      12,938,311
                                                                    ------------
HOME EQUITY LOAN (1.0%)
Green Tree Financial Corp. Series 1996-6 Class A6
 7.95%, due 9/15/27...................................    1,800,000    1,847,808
                                                                    ------------
MANUFACTURED HOUSING (3.3%)
Green Tree Financial Corp.
 Series 1996-8 Class A7
 8.05%, due 10/15/27..................................    2,510,000    2,580,606
 Series 1996-9 Class A6
 7.69%, due 1/15/28...................................    1,646,000    1,660,403
 Series 1996-10 Class A6
 7.30%, due 11/15/28..................................    1,725,000    1,694,278
                                                                    ------------
                                                                       5,935,287
                                                                    ------------
Total Asset-Backed Securities (Cost $51,730,268)......                52,090,014
                                                                    ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

CORPORATE BONDS (21.6%)


                                                         PRINCIPAL
                                                          AMOUNT       VALUE
                                                         -----------------------
BANKS (6.7%)
Capital One Bank
 7.15%, due 9/15/06.................................... $ 1,375,000 $  1,402,060
First USA Bank
 6.25%, due 10/9/98....................................   2,650,000    2,645,310
Integra Financial
 6.50%, due 4/15/00....................................   1,800,000    1,802,916
Midland Bank PLC
 5.913%, due 6/29/49 (a)...............................   1,270,000    1,098,550
SouthTrust Bank of Alabama (Birmingham)
 7.69%, due 5/15/25....................................   1,875,000    1,999,444
Standard Chartered PLC
 6.088%, due 1/29/49 (a)...............................   1,370,000    1,142,237
Wachovia Corp.
 7.00%, due 12/15/99...................................   1,810,000    1,842,091
                                                                    ------------
                                                                      11,932,608
                                                                    ------------
BROKERAGE (5.1%)
Lehman Brothers Holdings, Inc. 7.375%, due 5/15/07.....   2,000,000    2,061,660
Merrill Lynch & Co., Inc.
 6.65%, due 1/15/99....................................   1,875,000    1,889,794
Morgan Stanley Group, Inc. 5.625%, due 3/1/99..........   1,685,000    1,665,285
Paine Webber Group
 7.75%, due 9/1/02.....................................   1,900,000    1,961,826
Salomon, Inc., Series D 7.39%, due 2/27/98.............   1,625,000    1,643,265
                                                                    ------------
                                                                       9,221,830
                                                                    ------------
FINANCE (8.4%)
Aetna Services
 6.97%, due 8/15/36....................................   1,887,000    1,922,438
American Reinsurance Corp. 7.45%, due 12/15/26 (b).....   3,325,000    3,320,844
Associates Corp. of North America
 7.75%, due 2/15/05....................................   2,905,000    3,083,948
Sears Roebuck Acceptance Corp. Series I
 5.82%, due 12/7/98....................................   3,250,000    3,232,353
SunAmerica Inc.
 6.20%, due 10/31/99...................................   3,465,000    3,449,615
                                                                    ------------
                                                                      15,009,198
                                                                    ------------
UTILITIES--TELEPHONE (1.4%)
BellSouth Capital Funding 6.04%, due 11/15/26..........   2,500,000    2,483,200
                                                                    ------------
Total Corporate Bonds (Cost $38,606,347)...............               38,646,836
                                                                    ------------

U.S. GOVERNMENT &
 FEDERAL AGENCIES (39.1%)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                      -----------------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITIES) (0.7%)
 7.00%, due 12/1/01................................. $ 1,275,000 $  1,288,145
                                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (4.4%)
 6.00%, due 1/1/27 TBA (c)..........................   3,725,000    3,706,375
 6.625%, due 1/1/06 TBA (c).........................   1,000,000      982,180
 6.835%, due 1/1/07 TBA (c).........................   3,075,000    3,064,115
                                                                 ------------
                                                                    7,752,670
                                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (4.9%)
 6.47%, due 12/1/03.................................   1,470,000    1,460,886
 6.515%, due 12/1/03................................   1,300,000    1,285,531
 6.525%, due 12/1/03................................   1,250,000    1,236,750
 9.00%, due 1/1/05-12/1/10..........................   3,039,596    3,205,011
 Series 1196-M7 Class A 6.521%, due 9/17/04.........   1,562,668    1,558,277
                                                                 ------------
                                                                    8,746,455
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (ADJUSTABLE RATE
 MORTGAGE OBLIGATIONS) (2.4%)
 6.50%, due 1/20/23-2/20/23.........................   2,727,246    2,781,059
 7.00%, due 11/20/21-11/20/22                          1,539,906    1,572,183
                                                                 ------------
                                                                    4,353,242
                                                                 ------------
TENNESSEE VALLEY AUTHORITY (0.8%)
 5.98%, due 4/1/36..................................   1,475,000    1,494,942
                                                                 ------------
UNITED STATES TREASURY BONDS (9.7%)
 6.25%, due 8/15/23.................................   1,816,000    1,702,500
 8.875%, due 8/15/17 (d)............................  12,210,000   15,081,304
 11.25%, due 2/15/15................................     373,000      550,817
                                                                 ------------
                                                                   17,334,621
                                                                 ------------
UNITED STATES TREASURY NOTES (16.2%)
 5.625%, due 11/30/00...............................  14,900,000   14,629,863
 6.50%, due 5/15/05-11/15/26........................  10,020,000    9,881,817
 7.75%, due 11/30/99................................   4,035,000    4,215,929
 7.875%, due 11/15/99...............................     119,000      124,672
                                                                 ------------
                                                                   28,852,281
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $69,721,992).................................               69,822,356
                                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

YANKEE BONDS (13.0%)


                                                         PRINCIPAL
                                                          AMOUNT       VALUE
                                                         -----------------------
ABN Amro Bank Chicago Nevada
 6.625%, due 10/31/01.................................. $ 1,445,000 $  1,446,300
China International Trust & Investment Corp.
 9.00%, due 10/15/06...................................   1,715,000    1,889,501
Deutshe Bank Financial
 6.70%, due 12/13/06...................................   1,775,000    1,744,665
Enersis SA
 7.40%, due 12/1/16....................................   1,185,000    1,178,743
Guangdong International Trust & Investments
 8.75%, due 10/24/16 (b)...............................   2,450,000    2,524,358
Hero Asia BVI Co. Ltd.
 9.11%, due 10/15/01 (b)...............................     850,000      889,644
Hydro-Quebec (Province of) Canada
 8.05%, due 7/7/24.....................................   4,125,000    4,533,334
Naples, City of
 7.52%, due 7/15/06....................................   1,750,000    1,810,025
Republic of Columbia
 7.25%, due 2/15/03....................................     825,000      798,889
 8.66%, due 10/7/16 (b)................................   1,800,000    1,879,992
Thai Farmers Bank PLC
 8.25%, due 8/21/16 (b)................................   1,000,000    1,028,530
United Mexican States 7.5625%, due 8/6/01 (a)(b).......   1,350,000    1,353,375
Wharf Capital International Ltd.
 8.875%, due 11/1/04...................................   2,050,000    2,197,969
                                                                    ------------
Total Yankee Bonds (Cost $22,826,040)..................               23,275,325
                                                                    ------------
Total Long-Term Investments (Cost $182,884,647)........              183,834,531
                                                                    ------------

SHORT-TERM
INVESTMENT (0.3%)

                           PRINCIPAL
                            AMOUNT        VALUE
                           ----------------------------
COMMERCIAL PAPER (0.3%)
American Express Credit
 Corp. 6.552%, due
 1/2/97.................  $   420,000  $    420,000
                                       ------------
Total Short-Term
 Investment
 (Cost $420,000)........                    420,000
                                       ------------
Total Investments
 (Cost $183,304,647)
 (e)....................        103.2%  184,254,531 (f)
Liabilities in Excess of
 Cash and Other Assets..         (3.2)   (5,648,738)
                          -----------  ------------
Net Assets..............        100.0% $178,605,793
                          ===========  ============

--------
(a) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(b) May be sold to institutional investors only.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(d) Segregated or partially segregated as collateral for TBAs.
(e) The cost for Federal income tax purposes is $183,516,511.
(f) At December 31, 1996 net unrealized appreciation was $738,020, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,494,793, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $756,773.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value (identified cost
  $183,304,647).................................................. $184,254,531
 Cash............................................................        2,774
 Receivables:
 Interest........................................................    2,070,638
 Fund shares sold................................................      211,961
                                                                  ------------
   Total assets..................................................  186,539,904
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................    7,794,047
 Administrator...................................................       64,356
 Adviser.........................................................       30,186
 Custodian.......................................................        4,976
 Transfer agent..................................................        4,272
 Directors.......................................................          200
 Accrued expenses................................................       36,074
                                                                  ------------
   Total liabilities.............................................    7,934,111
                                                                  ------------
 Net assets...................................................... $178,605,793
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     18,606
 Institutional Service Class.....................................          168
 Additional paid-in capital......................................  192,095,268
 Accumulated net realized loss on investments....................  (14,458,133)
 Net unrealized appreciation on investments......................      949,884
                                                                  ------------
 Net assets...................................................... $178,605,793
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $177,009,158
                                                                  ============
 Shares of capital stock outstanding.............................   18,605,554
                                                                  ============
 Net asset value per share outstanding........................... $       9.51
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  1,596,635
                                                                  ============
 Shares of capital stock outstanding.............................      168,265
                                                                  ============
 Net asset value per share outstanding........................... $       9.49
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Interest.......................................................... $12,158,059
                                                                    -----------
 Expenses:
 Administration....................................................     976,711
 Advisory..........................................................     355,167
 Professional......................................................      56,088
 Custodian.........................................................      31,679
 Transfer agent....................................................      28,209
 Shareholder communication.........................................      28,011
 Registration......................................................      26,272
 Directors.........................................................       5,594
 Service...........................................................       2,948
 Miscellaneous.....................................................      12,617
                                                                    -----------
   Total expenses before
    reimbursement..................................................   1,523,296
 Expense reimbursement from Administrator..........................    (188,561)
                                                                    -----------
   Net expenses....................................................   1,334,735
                                                                    -----------
 Net investment income.............................................  10,823,324
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS:
 Net realized loss on investments..................................  (1,408,215)
 Net change in unrealized appreciation on investments..............  (4,694,584)
                                                                    -----------
 Net realized and unrealized loss on investments...................  (6,102,799)
                                                                    -----------
 Net increase in net assets resulting from operations.............. $ 4,720,525
                                                                    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                    ------------  ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $ 10,823,324  $ 12,547,360
 Net realized gain (loss) on investments...........   (1,408,215)    9,840,727
 Net change in unrealized appreciation
  (depreciation) on investments....................   (4,694,584)    8,872,585
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    4,720,525    31,260,672
                                                    ------------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class..............................  (10,771,014)  (12,434,009)
  Institutional Service Class......................      (96,049)      (47,550)
                                                    ------------  ------------
   Total dividends to shareholders.................  (10,867,063)  (12,481,559)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   13,700,996    13,089,512
  Institutional Service Class......................    1,264,903       776,469
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class..............................   10,770,836    12,434,009
  Institutional Service Class......................       96,049        47,418
                                                    ------------  ------------
                                                      25,832,784    26,347,408
 Cost of shares redeemed:
  Institutional Class..............................  (34,891,092)  (53,765,148)
  Institutional Service Class......................     (456,729)      (64,150)
                                                    ------------  ------------
  Decrease in net assets derived from capital
   share transactions..............................   (9,515,037)  (27,481,890)
                                                    ------------  ------------
  Net decrease in net assets.......................  (15,661,575)   (8,702,777)
NET ASSETS:
 Beginning of year.................................  194,267,368   202,970,145
                                                    ------------  ------------
 End of year....................................... $178,605,793  $194,267,368
                                                    ============  ============
 Accumulated undistributed net investment income... $        --   $      1,039
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                             INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                 CLASS     SERVICE CLASS     CLASS     SERVICE CLASS    INSTITUTIONAL CLASS
                             ------------- ------------- ------------- ------------- -----------------------------
                                                           YEAR ENDED DECEMBER 31
                             -------------------------------------------------------------------------------------
                                        1996                        1995               1994       1993      1992
                             --------------------------- --------------------------- --------   --------  --------
Net asset value at
 beginning of year.........    $   9.85       $ 9.83       $   8.93       $ 8.93     $   9.98   $  11.08  $  11.40
                               --------       ------       --------       ------     --------   --------  --------
Net investment income......        0.62         0.60           0.68         0.67         0.72       0.74      0.61
Net realized and unrealized
 gain (loss)
 on investments............       (0.34)       (0.34)          0.92         0.90        (1.05)      0.26      0.05
                               --------       ------       --------       ------     --------   --------  --------
Total from investment
 operations................        0.28         0.26           1.60         1.57        (0.33)      1.00      0.66
                               --------       ------       --------       ------     --------   --------  --------
Less dividends and
 distributions:
From net investment
 income....................       (0.62)       (0.60)         (0.68)       (0.67)       (0.72)     (1.35)    (0.70)
From net realized gain
 on investments............         --           --             --           --           --       (0.65)    (0.28)
In excess of net realized
 gain on investments.......         --           --             --           --           --       (0.10)      --
                               --------       ------       --------       ------     --------   --------  --------
Total dividends and
 distributions.............       (0.62)       (0.60)         (0.68)       (0.67)       (0.72)     (2.10)    (0.98)
                               --------       ------       --------       ------     --------   --------  --------
Net asset value at end of
 year......................    $   9.51       $ 9.49       $   9.85       $ 9.83     $   8.93   $   9.98  $  11.08
                               ========       ======       ========       ======     ========   ========  ========
Total investment return....        2.80%        2.62%         17.88%       17.55%       (3.31%)     9.74%     6.39%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.....        6.10%        5.85%          6.62%        6.37%        7.13%      6.86%     6.02%
 Net expenses..............        0.75%        1.00%          0.75%        1.00%        0.75%      0.70%     0.70%
 Expenses (before
  reimbursement)...........        0.86%        1.11%          0.86%        1.11%        0.82%      0.84%     0.85%
Portfolio turnover rate....         398%         398%           470%         470%         478%       567%      609%
Net assets at end of year
 (in 000's)................    $177,009       $1,597       $193,518       $  749     $202,970   $219,834  $203,531

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . Overall, the U.S. investment-grade bond market was relatively weak in 1996, providing meager returns for investors

 . Yields on 30-year Treasuries rose from 5.95% at the beginning of the year to over 7% during the summer and closed the year at 6.64%

 .  Price volatility made the year a difficult one for bond investing

 . Mortgage-backed securities were the strongest performing sector of the Salomon Brothers Broad Investment Grade (BIG) Index,+ returning 5.37% for the year ended 12/31/96

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 .  MainStay Institutional Indexed Bond Fund provided total returns of 2.55% and
   2.34% for Institutional Class shares and Service Class shares, respectively, for the year ended 12/31/96

 .  The Fund negatively tracked the performance of the Salomon Brothers Broad
   Investment Grade Bond Index, which returned 3.62% for the year ended 12/31/96

--------------------------------------------------------------------------------
Price volatility Fluctuations in the price of securities, which in the fixed-income markets is often related to changes in interest rates. Typically as interest rates rise, bond prices decline, and as interest rates lower, bond prices rise.

Yield The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

Basis point One hundredth of one percent in the yield of an investment, e.g., 100 basis points equals 1%.
--------------------------------------------------------------------------------

While stocks advanced strongly in 1996, the U.S. investment-grade bond market suffered from high price volatility and provided only meager returns. The 30-year Treasury bond yielded 5.95% at the beginning of the year, which is extremely low by historical standards. Bond investors had reason to worry when the economy showed signs of heating up and the Federal Reserve made its first and only move of the year at the end of January, cutting rates by 25 basis points. Throughout the rest of the year, bond yields took a somewhat wild and meandering ride, rising to over 7% in the summer and declining to 6.64% by the end of the year. Although yields were volatile over the course of the year, the absolute change for the long bond was only a 0.69% rise.

Since bond prices generally move in the opposite direction of interest rates, price volatility was also a concern for investors during the year. The best performing sector of the Salomon Brothers Broad Investment Grade Index was mortgage-backed securities. The mortgage-backed securities within the Index returned 5.37% in 1996.

Other bond sectors provided superior returns, largely because they carry higher risk than the investment-grade securities that make up the Salomon Brothers BIG Index. For example, the average Lipper* high current yield fund returned an impressive 13.27%, and the average Lipper emerging market debt fund returned an incredible 41.88%. During 1996, the Salomon Brothers Broad Investment Grade Index returned a modest 3.62%.
--------------------------------------------------------------------------------
+ The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged index that is considered representative of the U.S. bond market.

* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Mortgage-backed securities Securities representing interest in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Investment-grade securities Bonds rated BBB or better by Standard & Poor's, or Baa or better by Moody's rating services.
--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional Indexed Bond Fund do?

For the year ended 12/31/96, the MainStay Institutional Indexed Bond Fund returned 2.55% and 2.34% for Institutional Class shares and Service Class shares, respectively. The Fund seeks to track the performance of the Salomon Brothers BIG Index, which provided a higher return in 1996. The difference in returns between the Fund and the Index may be attributed to the Fund's fees and expenses and to tracking error. Tracking error, or the Fund's ability to track the Index, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of bonds outstanding for the components of the Index, and the timing and amount of contributions to and redemptions from the Fund by shareholders. The size and timing of isolated withdrawals contributed significantly to the Fund's tracking error in 1996.

How did the Fund compare with other broad market measures?

The average Lipper fixed income fund returned 4.69% for the year ended 12/31/96. It's important to note, however, that this includes the performance of funds with higher-risk investments than the Salomon Brothers Broad Investment Grade Index, such as junk bonds, non investment-grade high yield bonds and emerging market debt.

If other sectors are doing better, what are the potential advantages of this Fund?

Total return is just one aspect of a portfolio. Investors must also evaluate an investment in terms of its quality. The Salomon Brothers BIG Index invests primarily in U.S. Treasury and agency securities, high-grade corporate debt securities, and mortgage-backed bonds. These are among the highest quality securities in the bond markets and may be appropriate for risk-averse investors seeking a combination of quality and diversity across several types of investment-grade income investments. The Fund may be an appropriate addition to growth portfolios seeking an income component. It may also provide a sensible way to manage the overall risk of higher-yielding income portfolios.

Why did mortgage-backed securities do so well in 1996?

Mortgage-backed securities generally have higher yields than the yields, and ultimate safety, offered by Treasury securities. They are also less sensitive to interest rate increases than the longer-duration corporate sector. When interest rates rise, there's less likelihood of people prepaying their mortgages, which tends to make the performance of mortgage-backed securities more predictable, helping to manage investment risk. This factor may have contributed to the higher relative performance of mortgage-backed bonds.

What factors are likely to influence the bond markets going forward?

There can be little doubt that interest rates, the rate of economic growth, and the possibility of inflation will continue to influence bond prices and yields. The Federal Reserve has not taken any action to directly influence interest rates since January 31, 1996, but may step in if inflationary pressures, an economic upsurge, or a sudden weakening in economic fundamentals should occur.

James A. Mehling, CFA
Portfolio Manager


--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                              [GRAPHS APEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                INDEXED BOND FUND VS SALOMON BROTHERS BIG INDEX

                          INSTITUTIONAL CLASS SHARES

         DATE         INDEXED BOND FUND       SOLOMON BROTHERS BIG INDEX
         ----         -----------------       --------------------------
         1ST POINT        10,000                        10,000
         1Q 1991          10,220                        10,263
         2Q 1991          10,380                        10,448
         3Q 1991          10,930                        11,042
         4Q 1991          11,470                        11,597
         1Q 1992          11,334                        11,461
         2Q 1992          11,756                        11,927
         3Q 1992          12,262                        12,442
         4Q 1992          12,283                        12,477
         1Q 1993          12,788                        12,996
         2Q 1993          13,128                        13,355
         3Q 1993          13,491                        13,708
         4Q 1993          13,467                        13,711
         1Q 1994          13,066                        13,326
         2Q 1994          12,908                        13,197
         3Q 1994          12,956                        13,269
         4Q 1994          13,003                        13,320
         1Q 1995          13,637                        13,995
         2Q 1995          14,451                        14,853
         3Q 1995          14,723                        15,135
         4Q 1995          15,354                        15,792
         1Q 1996          15,032                        15,516
         2Q 1996          15,074                        15,592
         3Q 1996          15,312                        15,884
         12/31/96         15,745                        16,363

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                INDEXED BOND FUND VS SALOMON BROTHERS BIG INDEX

                             SERVICE CLASS SHARES

         DATE         INDEXED BOND FUND       SALOMON BROTHERS BIG INDEX
         ----         -----------------       --------------------------
         1ST POINT        10,000                        10,000
         1Q 1991          10,220                        10,263
         2Q 1991          10,380                        10,448
         3Q 1991          10,930                        11,042
         4Q 1991          11,470                        11,597
         1Q 1992          11,334                        11,461
         2Q 1992          11,756                        11,927
         3Q 1992          12,262                        12,442
         4Q 1992          12,283                        12,477
         1Q 1993          12,788                        12,996
         2Q 1993          13,128                        13,355
         3Q 1993          13,491                        13,708
         4Q 1993          13,467                        13,711
         1Q 1994          13,066                        13,326
         2Q 1994          12,908                        13,197
         3Q 1994          12,956                        13,269
         4Q 1994          13,003                        13,320
         1Q 1995          13,663                        13,995
         2Q 1995          14,477                        14,853
         3Q 1995          14,723                        15,135
         4Q 1995          15,341                        15,792
         1Q 1996          15,020                        15,516
         2Q 1996          15,047                        15,592
         3Q 1996          15,285                        15,884
         12/31/96         15,699                        16,363

 . Indexed Bond Fund -- Salomon Brothers BIG Index
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.




                       Total Return*         SEC Average Annual Total Return*
PERFORMANCE        as of December 31, 1996       as of December 31, 1996
-------------------------------------------------------------------------------
                         Year to Date   One Year    Five Year  Since Inception
-------------------------------------------------------------------------------
Indexed Bond Fund
 Institutional Class         2.55%        2.55%       6.54%         7.85%
Indexed Bond Fund Service
 Class**                     2.34%        2.34%       6.48%         7.80%
Average Lipper General
 U.S. Government Fund        1.72%        1.72%       5.88%         7.29%
Salomon Brothers BIG Bond
 Index                       3.62%        3.62%       7.13%         8.55%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                       Date                 Total Return %
                       ----                 --------------
                       1991                      14.70
                       1992                       7.09
                       1993                       9.64
                       1994                      -3.44
                       1995                      18.07
                       1996                       2.55

--------------------------------------------------------------------------------

QUALITY BREAKDOWN/+/
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------

Government/Agency           80.89%
AAA                          3.51%
AA                           3.64%
A                            9.05%
BBB                          2.91%
                           -------
                           100.00%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31,1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 .  U.S. Government & Federal Agencies     80.02%
 .  Domestic Bonds - Non-Covertible        15.92%
 .  Other                                   0.88%
 .  Foreign & Other Non-Convertible Bonds   0.99%
 .  Cash & Equivalents                      2.19%

--------------------------------------------------------------------------------


TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------

1.  Donaldson, Lufkin & Jenrette, 6.875%, 11/1/05    2.61%
2.  US Treasury Note, 7.125%, 9/30/99                2.01%
3.  US Treasury Bond, 8.75%, 8/15/20                 1.98%
4.  US Treasury Note, 6.375%, 5/15/99                1.80%
5.  US Treasury Note, 8.25%, 7/15/98                 1.66%
6.  US Treasury Note, 5.125%, 2/28/98                1.64%
7.  US Treasury Note, 7.50%, 10/31/99                1.48%
8.  US Treasury Note, 6.875%, 3/31/00                1.46%
9.  FNMA PL#348650, 8.00%, 6/1/26                    1.18%
10. US Treasury Note, 9.125%, 5/15/99                1.14%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------

1. US Government & Federal Agencies                 80.02%
2. Financial                                         3.09%
3. Banks                                             2.31%
4. Electric Utilities                                1.59%
5. Consumer Financial Services                       1.54%



Average Maturity                                11.9 years
(as of 12/31/96)

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    Unlike other funds which generally seek to "beat" the market, index funds seek to "match" their respective indices.

+ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM INVESTMENTS (96.6%)+
ASSET-BACKED SECURITIES (0.9%)

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                       -----------------------
CREDIT CARD RECEIVABLES (0.9%)
Standard Credit Card Master Trust, Series 1993-3
 Class A
 5.50%, due 2/7/00................................... $ 1,000,000 $    988,577
                                                                  ------------
Total Asset-Backed Securities
 (Cost $995,536).....................................                  988,577
                                                                  ------------
CORPORATE BONDS (15.4%)
AUTOMOTIVE (0.3%)
General Motors Corp.
 8.125%, due 4/15/16.................................     300,000      310,875
                                                                  ------------
AUTOMOTIVE RENTALS (0.6%)
Hertz Corp.
 7.00%, due 7/15/03..................................     700,000      703,500
                                                                  ------------
BANKS (2.3%)
ABN Amro Bank, N.V. Chicago Branch
 7.55%, due 6/28/06..................................     800,000      829,000
ANZ Banking Group, Ltd.
 7.55%, due 9/15/06..................................     700,000      724,500
First Union Corp.
 8.77%, due 11/15/04.................................   1,000,000    1,045,000
                                                                  ------------
                                                                     2,598,500
                                                                  ------------
CHEMICALS (0.8%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04.................................     800,000      862,000
                                                                  ------------
CONSUMER FINANCIAL SERVICES (1.5%)
General Motors Acceptance Corp.
 8.40%, due 10/15/99.................................     500,000      525,625
Japan Financial Corp.
 8.70%, due 7/30/01..................................     600,000      649,500
KFW International Finance, Inc.
 9.125%, due 5/15/01.................................     500,000      548,750
                                                                  ------------
                                                                     1,723,875
                                                                  ------------
ENTERTAINMENT (0.5%)
Walt Disney Company (The)
 6.75%, due 3/30/06..................................     600,000      595,500
                                                                  ------------
FINANCE (3.1%)
Commercial Credit Co.
 8.70%, due 6/15/10..................................     450,000      521,438
Donaldson, Lufkin & Jenrette Securities Corp.
 6.875%, due 11/1/05.................................   3,000,000    2,925,000
                                                                  ------------
                                                                     3,446,438
                                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.5%)
Coca-Cola Enterprises
 8.50%, due 2/1/22...................................     500,000      563,750
                                                                  ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL
                                                          AMOUNT      VALUE
                                                        -----------------------
MACHINERY (0.5%)
Caterpillar, Inc.
 9.00%, due 4/15/06.................................... $  500,000 $    571,250
                                                                   ------------
OIL & GAS (0.4%)
Texaco Capital, Inc.
 9.75%, due 3/15/20....................................    350,000      441,875
                                                                   ------------
PAPER & FOREST PRODUCTS (0.6%)
Scott Paper Co.
 7.00%, due 8/15/23....................................    650,000      619,125
                                                                   ------------
RETAIL--GENERAL MERCHANDISE (0.7%)
Limited, Inc.
 7.50%, due 3/15/23....................................    900,000      803,250
                                                                   ------------
STEEL (1.0%)
USX Corp.
 7.20%, due 2/15/04....................................  1,100,000    1,095,875
                                                                   ------------
UTILITIES--ELECTRIC (1.6%)
Pennsylvania Power & Light Co.
 7.30%, due 3/1/24.....................................  1,000,000      938,750
Texas Utility Electric Co.
 8.25%, due 4/1/04.....................................    800,000      851,000
                                                                   ------------
                                                                      1,789,750
                                                                   ------------
UTILITIES--TELEPHONE (1.0%)
United Telecommunication, Inc.
 9.50%, due 4/1/03.....................................  1,000,000    1,136,250
                                                                   ------------
Total Corporate Bonds
 (Cost $16,742,635)....................................              17,261,813
                                                                   ------------
FOREIGN GOVERNMENT (1.0%)
CANADA (1.0%)
Ontario Hydro
 7.45%, due 3/31/13 (g)................................    500,000      517,500
Quebec (Province of)
 7.50%, due 7/15/23 (g)................................    600,000      596,250
                                                                   ------------
Total Foreign Government
 (Cost $1,027,380).....................................               1,113,750
                                                                   ------------
INTERNATIONAL
CORPORATE BOND (0.5%)
BANK (0.5%)
Korea Development Bank (Eurobonds)
 7.25%, due 5/15/06....................................    600,000      606,000
                                                                   ------------
Total International Corporate Bond
 (Cost $587,210).......................................                 606,000
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

U.S. GOVERNMENT & FEDERAL AGENCIES (78.8%)

                                                     PRINCIPAL
                                                      AMOUNT       VALUE
                                                     -----------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.9%)
 6.50%, due 10/1/01-5/1/26......................... $ 2,963,704 $  2,902,575
 7.00%, due 8/1/03-7/1/26..........................   2,960,595    2,946,751
 7.50%, due 9/1/11-11/1/26.........................   1,976,205    1,991,731
 8.00%, due 7/1/26.................................     979,440      998,418
                                                                ------------
                                                                   8,839,475
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.5%)
 6.50%, due 7/1/03-5/1/26..........................   3,354,040    3,290,341
 7.00%, due 5/1/11-11/1/26.........................   3,454,834    3,419,918
 7.50%, due 11/1/26................................     494,660      494,351
 8.00%, due 7/1/07-11/1/26.........................   4,460,244    4,561,597
                                                                ------------
                                                                  11,766,207
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.5%)
 7.00%, due 3/15/07-5/15/26........................   1,980,766    1,962,895
 7.50%, due 8/15/08-11/15/26.......................   2,964,033    2,982,518
 8.00%, due 6/15/26-11/15/26.......................   2,473,345    2,523,586
 8.50%, due 7/15/26-11/15/26.......................   1,967,434    2,038,140
                                                                ------------
                                                                   9,507,139
                                                                ------------
UNITED STATES TREASURY BONDS (15.1%)
 6.25%, due 8/15/23................................     700,000      656,495
 6.875%, due 8/15/25...............................     500,000      509,430
 7.125%, due 2/15/23...............................     600,000      626,250
 7.25%, due 5/15/16................................     500,000      528,105
 7.50%, due 11/15/16-11/5/24.......................   1,200,000    1,304,052
 7.625%, due 11/15/22-2/15/25......................     800,000      885,796
 8.00%, due 11/15/21...............................   1,000,000    1,147,560
 8.125%, due 8/15/19-5/15/21.......................   1,100,000    1,274,373
 8.75%, due 5/15/17-8/15/20........................   2,300,000    2,828,364
 8.875%, due 2/15/19...............................     600,000      744,930
 9.375%, due 2/15/06...............................     530,000      638,072
 9.875%, due 11/15/15..............................     600,000      801,864
 10.375%, due 11/15/12.............................     500,000      644,390
 11.25%, due 2/15/15...............................     400,000      590,688
 11.75%, due 2/15/01...............................     400,000      480,924
 11.875%, due 11/15/03.............................     500,000      652,125
 12.00%, due 8/15/13...............................     500,000      715,290
 12.75%, due 11/15/10..............................     400,000      566,200
 13.125%, due 5/15/01..............................     300,000      379,137
 13.375%, due 8/15/01..............................     500,000      642,965
 14.25%, due 2/15/02...............................     300,000      404,943
                                                                ------------
                                                                  17,021,953
                                                                ------------
UNITED STATES TREASURY NOTES (36.8%)
 4.75%, due 8/31/98................................   1,000,000      983,030
 5.125%, due 2/28/98-12/31/98......................   3,850,000    3,817,311
 5.25%, due 7/31/98................................   1,000,000      992,200
 5.375%, due 5/31/98...............................   1,000,000      994,650
 5.50%, due 9/30/97................................     750,000      749,978
 5.75%, due 10/31/97-10/31/00......................   1,100,000    1,092,851

                                                    PRINCIPAL
                                                     AMOUNT        VALUE
                                                    ----------------------------
UNITED STATES TREASURY NOTES (Continued)
 5.875%, due 8/15/98-3/31/99...................... $ 2,200,000  $  2,199,862
 6.00%, due 10/15/99..............................   1,000,000     1,000,650
 6.125%, due 9/30/00..............................     700,000       699,566
 6.25%, due 4/30/01-2/15/03.......................   1,900,000     1,901,027
 6.375%, due 5/15/99-8/15/02......................   4,600,000     4,638,425
 6.75%, due 4/30/00...............................     700,000       713,223
 6.875%, due 3/31/00..............................   1,600,000     1,635,824
 7.00%, due 4/15/99...............................   1,200,000     1,226,664
 7.125%, due 10/15/98-9/30/99.....................   3,200,000     3,281,908
 7.50%, due 10/31/99-2/15/05......................   3,000,000     3,144,990
 7.75%, due 2/15/01...............................     500,000       528,355
 7.875%, due 11/15/99.............................   1,000,000     1,047,840
 8.25%, due 7/15/98...............................   1,800,000     1,863,846
 8.50%, due 2/15/20...............................   1,600,000     1,761,420
 8.75%, due 10/15/97..............................   3,800,000     3,891,732
 8.875%, due 11/15/97.............................   1,800,000     1,848,510
 9.125%, due 5/15/99..............................   1,200,000     1,282,344
                                                                ------------
                                                                  41,296,206
                                                                ------------
Total U.S. Government & Federal Agencies
 (Cost $87,357,154)...............................                88,430,980 (c)
                                                                ------------
Total Long-Term Investments
 (Cost $106,709,915)..............................               108,401,120
                                                                ------------
SHORT-TERM
INVESTMENTS (2.1%)
COMMERCIAL PAPER (0.9%)
Firestone Retail Credit, Inc.
 6.10%, due 1/3/97 (a)............................   1,000,000       999,661
                                                                ------------
Total Commercial Paper
 (Cost $999,661)..................................                   999,661
                                                                ------------
U.S. GOVERNMENT (1.2%)
United States Treasury Bill
 4.83%, due 2/6/97 (a)............................     300,000       298,449
 4.995%, due 4/3/97 (a)...........................   1,100,000     1,085,649
                                                                ------------
Total U.S. Government
 (Cost $1,384,677)................................                 1,384,098
                                                                ------------
Total Short-Term Investments
 (Cost $2,384,338)................................                 2,383,759
                                                                ------------
Total Investments
 (Cost $109,094,253) (d)..........................        98.7%  110,784,879 (e)
Cash and Other Assets, Less Liabilities...........         1.3     1,461,623
                                                   -----------  ------------
Net Assets........................................       100.0% $112,246,502
                                                   ===========  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

FUTURES CONTRACTS (0.0%)(b)

                                                     CONTRACTS   UNREALIZED
                                                        LONG    DEPRECIATION
                                                     ---------------------------
United States Treasury Note March 1997 (5 Year).....         11 $    (11,454)(f)
United States Treasury Note March 1997 (10 Year)....          7      (10,570)(f)
United States Treasury Bond March 1997 (30 Year)....          4       (5,915)(f)
                                                                ------------
Total Futures Contracts
 (Settlement Value $2,386,906)......................            $    (27,939)
                                                                ============

--------
(a) Segregated or partially segregated as collateral for futures contracts.
(b) Less than one tenth of a percent.
(c) The combined market value of U.S. Government and Federal Agencies Investments and the settlement value of U.S. Treasury future contracts represents 80.0% of net assets.
(d) The cost for Federal income tax purposes is $109,094,486.
(e) At December 31, 1996 net unrealized appreciation was $1,690,393, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,089,827 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $399,434.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.
(g) Yankee bonds.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value (identified cost
  $109,094,253).................................................. $110,784,879
 Cash............................................................       42,636
 Receivables:
 Interest........................................................    1,616,950
 Fund shares sold................................................       30,230
                                                                  ------------
   Total assets..................................................  112,474,695
                                                                  ------------
LIABILITIES:
 Payables:
 Fund shares redeemed............................................      141,616
 Administrator...................................................       16,678
 Adviser.........................................................        9,613
 Custodian.......................................................        6,900
 Transfer agent..................................................        4,440
 Directors.......................................................          132
 Accrued expenses................................................       29,727
 Variation margin payable on futures contracts...................       19,087
                                                                  ------------
   Total liabilities.............................................      228,193
                                                                  ------------
 Net assets...................................................... $112,246,502
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     10,403
 Institutional Service Class.....................................          263
 Additional paid-in capital......................................  112,039,071
 Accumulated undistributed net investment income.................        3,976
 Accumulated net realized loss on investments....................   (1,469,898)
 Net unrealized appreciation on investments......................    1,662,687
                                                                  ------------
 Net assets...................................................... $112,246,502
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $109,482,123
                                                                  ============
 Shares of capital stock outstanding.............................   10,402,630
                                                                  ============
 Net asset value per share outstanding........................... $      10.52
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  2,764,379
                                                                  ============
 Shares of capital stock outstanding.............................      262,696
                                                                  ============
 Net asset value per share outstanding........................... $      10.52
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Interest........................................................... $8,310,727
                                                                     ----------
 Expenses:
 Administration.....................................................    495,190
 Advisory...........................................................    123,798
 Professional.......................................................     45,874
 Custodian..........................................................     36,991
 Registration.......................................................     27,956
 Transfer agent.....................................................     27,301
 Shareholder communication..........................................     20,685
 Service............................................................      5,700
 Directors..........................................................      4,042
 Miscellaneous......................................................     27,753
                                                                     ----------
   Total expenses before
    reimbursement...................................................    815,290
 Expense reimbursement from Administrator...........................   (189,996)
                                                                     ----------
   Net expenses.....................................................    625,294
                                                                     ----------
 Net investment income..............................................  7,685,433
                                                                     ----------
REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS:
 Net realized loss from:
 Security transactions..............................................   (127,320)
 Futures transactions...............................................    (83,400)
                                                                     ----------
 Net realized loss on investments...................................   (210,720)
                                                                     ----------
 Net change in unrealized appreciation on investments:
 Security transactions.............................................. (5,378,206)
 Futures transactions...............................................    (85,236)
                                                                     ----------
 Net unrealized loss on investments................................. (5,463,442)
                                                                     ----------
 Net realized and unrealized loss on investments.................... (5,674,162)
                                                                     ----------
 Net increase in net assets resulting from operations............... $2,011,271
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                    ------------  ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  7,685,433  $ 10,722,057
 Net realized gain (loss) on investments...........     (210,720)    4,130,729
 Net change in unrealized appreciation (deprecia-
  tion) on investments.............................   (5,463,442)   13,058,011
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................    2,011,271    27,910,797
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................   (7,431,001)  (11,220,560)
  Institutional Service Class......................     (179,250)      (28,621)
 From net realized gain on investments:
  Institutional Class..............................          --       (973,373)
  Institutional Service Class......................          --         (2,514)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................   (7,610,251)  (12,225,068)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   26,939,671    20,545,438
  Institutional Service Class......................    2,494,926       451,329
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................    7,370,778    12,122,750
  Institutional Service Class......................      179,250        31,130
                                                    ------------  ------------
                                                      36,984,625    33,150,647
 Cost of shares redeemed:
  Institutional Class..............................  (82,553,928)  (54,548,971)
  Institutional Service Class......................     (275,156)       (1,915)
                                                    ------------  ------------
  Decrease in net assets derived from capital
   share transactions..............................  (45,844,459)  (21,400,239)
                                                    ------------  ------------
  Net decrease in net assets.......................  (51,443,439)   (5,714,510)
NET ASSETS:
 Beginning of year.................................  163,689,941   169,404,451
                                                    ------------  ------------
 End of year....................................... $112,246,502  $163,689,941
                                                    ============  ============
 Accumulated undistributed net investment
  income/(excess distribution)..................... $      3,976  $    (63,855)
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       INSTITUTIONAL               INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                             CLASS         CLASS         CLASS         CLASS          INSTITUTIONAL CLASS
                         ------------- ------------- ------------- ------------- ----------------------------------
                                                       YEAR ENDED DECEMBER 31
                         -------------------------------------------------------------------------------------
                                    1996                        1995               1994       1993      1992
                         --------------------------- --------------------------- --------   --------  --------
Net asset value at
 beginning of year......   $  10.99       $10.99       $  10.06       $10.06     $  11.08   $  11.65  $  11.47
                           --------       ------       --------       ------     --------   --------  --------
Net investment income...       0.76         0.74           0.82         0.81         0.65       0.67      0.79
Net realized and
 unrealized gain (loss)
 on investments.........      (0.48)       (0.48)          1.00         1.00        (1.03)      0.38     (0.02)
                           --------       ------       --------       ------     --------   --------  --------
Total from investment
 operations.............       0.28         0.26           1.82         1.81        (0.38)      1.05      0.77
                           --------       ------       --------       ------     --------   --------  --------
Less dividends and
 distributions:
From net investment
 income.................      (0.75)       (0.73)         (0.82)       (0.81)       (0.64)     (1.46)    (0.56)
From net realized gain
 on investments.........        --           --           (0.07)       (0.07)         --       (0.15)    (0.03)
In excess of net
 realized gain on
 investments............        --           --             --           --           --       (0.01)      --
                           --------       ------       --------       ------     --------   --------  --------
Total dividends and
 distributions..........      (0.75)       (0.73)         (0.89)       (0.88)       (0.64)     (1.62)    (0.59)
                           --------       ------       --------       ------     --------   --------  --------
Net asset value at end
 of year................   $  10.52       $10.52       $  10.99       $10.99     $  10.06   $  11.08  $  11.65
                           ========       ======       ========       ======     ========   ========  ========
Total investment
 return.................       2.55%        2.34%         18.07%       17.97%       (3.44%)     9.64%     7.09%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       6.21%        5.96%          6.38%        6.13%        6.13%      6.19%     7.30%
 Net expenses...........       0.50%        0.75%          0.50%        0.75%        0.50%      0.45%     0.45%
 Expenses (before
  reimbursement)........       0.65%        0.90%          0.63%        0.88%        0.61%      0.61%     0.61%
Portfolio turnover
 rate...................        312%         312%           284%         284%         274%       213%       78%
Net assets at end of
 year (in 000's)........   $109,482       $2,764       $163,219       $  471     $169,404   $159,792  $125,003

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . The strength of the U.S. dollar relative to other currencies increased the risk of unhedged international bond investments

 . European monetary union requirements forced governments to reduce their deficits, which led to lower European interest rates and a European bond market rally

 .  Many emerging markets offered outstanding performance throughout the year

 . Overall, international bonds outperformed U.S. debt securities, and on a hedged basis, the results were even more dramatic

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . One-year total returns of 14.32% and 14.08% for Institutional Class and Service Class shares, respectively, as of 12/31/96

 . Both share classes outperformed the average Lipper* international income fund and the Salomon Brothers Non-U.S. Dollar World Government Bond Index/+/ for the 12 months ended 12/31/96

 . Risk management strategies included hedging against the U.S. dollar and the Deutsche mark seeking to minimize unfavorable currency exposure

 . The Fund had favorable results from country allocation, especially in Spain, Italy, Sweden, and Canada

--------------------------------------------------------------------------------
Hedging   The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.

Weighting   The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is larger than the country's total bonds relative to international bond markets as a whole.
--------------------------------------------------------------------------------

1996 was a strong year for international bonds. While some markets, such as Japan, provided minimal returns, emerging markets provided spectacular results of 34.6%.** Other major developed markets also turned in excellent results, with Italy and Spain up 22% in local terms, Sweden up 18%, and Canada up 11.8%. Although the Canadian market wasn't the top performer, it picked up substantially at the end of the year, providing a 5% return in the fourth quarter alone.

Signs of economic recovery in Japan gave the bond markets a scare in the first quarter. With the suggestion that short-term rates had bottomed out in Japan, investors started selling bonds on fears that rates would rise. While the phenomenon was short-lived, it had an impact around the world.

In Europe, economic reform and fiscal consolidation led to dramatically lower interest rates, which fueled a European bond market rally. The strengthening U.S. dollar relative to most major currencies posed a risk for international bond investors. While international bond returns were attractive on a local basis, they were particularly strong when effectively hedged.

--------------------------------------------------------------------------------
* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

+ The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered representative of the world bond market.

**  Source: Salomon Brothers Brady Bond Index.

================================================================================

--------------------------------------------------------------------------------
International diversification Purchasing securities in several international markets, which may react differently to economic, monetary, and market trends. Diversification may provide opportunities for investors to pursue higher returns while managing the risks of investing only domestically.

Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a "yield curve." The "front end" of the yield curve, then, would consist of short- to intermediate-term bonds which generally offer lower interest rates than longer term investments.
--------------------------------------------------------------------------------

Given this background, how did the MainStay Institutional International Bond Fund do in 1996?

For the 12 months ended December 31, 1996, the MainStay International Bond Fund provided total returns of 14.32% and 14.08% for Institutional Class shares and Service Class shares, respectively. These results placed the Fund well ahead of the average Lipper international income fund, which returned 8.75%, and the Salomon Brothers Non-U.S. Dollar World Government Bond Index, which returned 4.08%, over the same period.

What were the major contributors to this positive performance?

There were several themes that helped the portfolio. First, the Japanese market, where returns were much too low to compensate for the risk, was avoided completely. Second, selective use of currency hedging against both the U.S. dollar and the Deutsche mark, gave the Fund's performance a considerable boost. Third, we selected strong markets and overweighted the portfolio where we felt returns would be highest. And fourth, we adjusted duration throughout the year in ways that benefited the portfolio.

Why was hedging so important this year?

The U.S. dollar was strengthening most of the year against many major currencies. Hedging is a risk management strategy that helped avoid giving back the gains made in the local markets when the returns were translated into dollars. In some cases, the Fund benefited from remaining unhedged, as with Australian bonds during the first half of the year when the Australian dollar increased in value. But most of the Fund's investments were hedged for most of the year, which enhanced the performance of the portfolio.

Can you give an example of a currency used to hedge the Fund?

We used the Deutsche mark as a hedging vehicle for the Fund's Italian, Spanish, and Swedish government bond positions. That allowed the Fund to help protect its foreign bond returns from dollar strength and to recoup most or all the capital gains and interest income from them without having to take currency losses when returns were translated back into dollars.

Which countries did you concentrate in during 1996?

While the Fund invests in a diversified array of markets, we concentrated in a few we thought would be stellar performers. We like Canada because it's already been through the pain of fiscal consolidation and currency weakness that Europe is just now going through. It's an export giant, has huge surpluses with the United States, and is the United State's largest trading partner. We felt Canadian bonds represented excellent value and would provide attractive yields. So there's a lot to like there.

Where else were the Fund's investments focused?

In Europe, we focused on Italy, Sweden, and Spain. Several European currencies have rallied in 1996, including the Italian lira which increased 12% versus the Deutsche mark and Swedish currency which rose 5%. But each of these countries provided much higher yields than German bonds, so the Fund benefited from returns of 22% in Italy and Spain and 18% in Sweden, as well as making money on the currency. We believe that the vast majority of an international bond portfolio's return will come from its country and currency selections. And they both paid off for the Fund during the year.

================================================================================

How and why did you adjust the duration of the portfolio in 1996?

With the Japanese bond scare, fears of U.S. rate hikes, and the threat of a bond sell-off, we shortened our duration in Belgium, Germany, Denmark, and the dollar block countries (Canada and Australia) in the first quarter, which was good for the Fund by helping avoid losses when interest rates in these countries increased. In the middle of the second quarter and throughout the rest of the year, we increased our duration in Spain, Italy, and Sweden, which also had a positive effect as those bond markets rallied. Duration stance, coupled with country and currency weightings placed the Fund's investments in the right place at the right time and helped the Fund outperform its peers.

What was the Fund's position in other European countries?

The Fund wasn't heavily invested in the U.K., which was a laggard in 1996. The U.K. market suffered political and economic risks, which may get worse if the U.K. doesn't converge with other European nations in its monetary policies. Generally, France traded very much like Germany, and the Fund's underweighted position was a positive for the Fund as other country holdings recorded higher returns for the Fund.

Where was the Fund positioned on the yield curve throughout the year?

The Fund stayed largely at the front end of the yield curve, or in shorter-term paper with maturities from two to ten years. We didn't find the added yield that we may have obtained by buying longer-term bonds was worth the risks the Fund would have to take. Yield curve decisions also contributed to the Fund's positive performance in 1996.

Did you make any major mistakes during the year?

Looking back, I think our biggest mistake was avoiding emerging markets entirely. The rise in oil prices helped a lot of emerging market economies, most notably Venezuela and Mexico. We may have missed some important opportunities by not taking advantage of these markets at least to some degree.

What do you see ahead for 1997?

We will probably continue to be overweighted in shorter-term bonds, unless the direction of the market changes. We're continuing to look at Italy, which tends to be very volatile from a political standpoint. We're maintaining an open mind about small exposure in emerging markets. And naturally, we'll continue to seek out promising countries, currencies, and securities that have the potential to maximize current income for our shareholders, with a reasonable level of risk.

Joseph Portera
Portfolio Manager

Note: Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL BOND FUND VS
                       LIPPER INTERNATIONAL INCOME FUND

                          INSTITUTIONAL CLASS SHARES

         DATE              INTL. BOND FUND           LIPPER INTL. INCOME FUND
         ----              ---------------           ------------------------
         1/95                  10,000                       10,000
      1Q 1995                  10,790                       11,444
      2Q 1995                  11,130                       12,003
      3Q 1995                  11,270                       11,712
      4Q 1995                  11,846                       11,955
      1Q 1996                  12,048                       11,753
      2Q 1996                  12,440                       11,800
      3Q 1996                  12,992                       12,184
     12/31/96                  13,543                       12,443

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL BOND FUND VS
                       LIPPER INTERNATIONAL INCOME FUND

                             SERVICE CLASS SHARES

         DATE              INTL. BOND FUND           LIPPER INTL. INCOME FUND
         ----              ---------------           ------------------------
         1/95                  10,000                       10,000
      1Q 1995                  10,790                       11,444
      2Q 1995                  11,130                       12,003
      3Q 1995                  11,260                       11,712
      4Q 1995                  11,826                       11,955
      1Q 1996                  12,028                       11,753
      2Q 1996                  12,399                       11,800
      3Q 1996                  12,951                       12,184
     12/31/96                  13,491                       12,443

 . International Bond Fund  --Lipper International Income Fund
Source: Lipper Analytical Services Inc.
The graphs assume a $10,000 investment made on 1/1/95.


                                                           Total Return*           SEC Average Annual Total Return*
PERFORMANCE                                          as of December 31, 1996           as of December 31, 1996
--------------------------------------------------------------------------------------------------------------------------
                                                           Year to Date        One Year      Five Year     Since Inception
--------------------------------------------------------------------------------------------------------------------------
International Bond Fund Institutional Class                   14.32%             14.32%         N/A           16.32%
International Bond Fund  Service Class                        14.08%             14.08%         N/A           16.10%
Average Lipper International Income Fund                       8.75%              8.75%         8.54%         13.80%
Salomon Brothers Non-U.S. Dollar World Gov't Bond Index        4.08%              4.08%         9.73%         11.55%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Foreign & Other Non-Convertible Bonds          77.48%
Cash & Fixed Income (maturities less than or
                      equal to 1 year)         22.38%
Other                                           0.14%
--------------------------------------------------------------------------------

QUALITY BREAKDOWN/+/
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------

AAA           61.32%
AA            38.68%
             -------
             100.00%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Buoni Paliennali del Tesora, 8.50%, 1/1/04     3.50%
2.  Buoni Paliennali del Tesora, 8.50%, 8/1/97     3.11%
3.  United Kingdom Treasury, 8.50%, 7/16/07        2.90%
4.  Buoni Paliennali del Tesora, 8.50%, 4/1/99     2.84%
5.  Republic of Deutschland, 7.50%, 11/11/04       2.77%
6.  Buoni Paliennali del Tesora, 9.50%, 2/1/01     2.75%
7.  Province of Ontario, 7.25%, 9/27/05            2.72%
8.  Australian Government, 10.00%, 2/15/06         2.55%
9.  Kingdom of Denmark, 9.00%, 11/15/98            2.37%
10. United Kingdom Treasury, 10.00%, 9/8/03        2.31%

--------------------------------------------------------------------------------

TOP 10 COUNTRIES
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Italy                                         13.96%
2.  Canada                                         8.81%
3.  Germany                                        7.62%
4.  United Kingdom                                 7.47%
5.  France                                         6.82%
6.  Denmark                                        6.73%
7.  Sweden                                         6.44%
8.  Australia                                      6.34%
9.  Spain                                          4.64%
10. Austria                                        3.34%

Average Maturity                               6.1 years
(as of 12/31/96)

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    The inception date of the International Bond Fund and the date such shares were first offered to the public was 1/1/95.

+ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM GOVERNMENT
BONDS (77.5%)+

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                       ------------------------
AUSTRALIA (6.4%)
Australian Government
 Series 803
 9.50%, due 8/15/03................................ A$      530,000 $   470,785
 Series 302
 9.75%, due 3/15/02................................         770,000     682,397
 Series 206
 10.00%, due 2/15/06...............................       1,430,000   1,330,265
New South Wales Treasury Corp.
 Series 98
 7.50%, due 2/1/98.................................         800,000     644,197
Queensland Treasury Corp. Series 7
 8.00%, due 9/14/07................................         225,000     183,262
                                                                    -----------
                                                                      3,310,906
                                                                    -----------
AUSTRIA (3.3%)
Republic of Austria
 Series 94-3
 5.75%, due 3/22/99................................ AS    5,500,000     527,952
 Series 93-1
 7.00%, due 1/20/03................................       4,850,000     484,126
 Series 95-1
 7.50%, due 1/24/05................................       7,120,000     729,767
                                                                    -----------
                                                                      1,741,845
                                                                    -----------
CANADA (8.8%)
Canadian Government Series A76
 9.00%, due 6/1/25................................. C$       55,000      49,407
 9.75%, due 6/1/01.................................       1,160,000     988,263
 Series H74
 10.00%, due 6/1/08................................         210,000     194,885
 Series A33
 11.50%, due 9/1/00................................         880,000     775,751
Province of British Columbia Series BCCD
 8.00%, due 8/23/05................................       1,225,000     983,564
 Series EC-8
 10.75%, due 2/19/01...............................         215,000     187,147
Province of Ontario
 7.25%, due 9/27/05................................       1,860,000   1,418,034
                                                                    -----------
                                                                      4,597,051
                                                                    -----------
DENMARK (6.7%)
Kingdom of Denmark
 7.00%, due 12/15/04............................... DK    6,150,000   1,086,667
 7.00%, due 11/10/24...............................       1,540,000     247,490
 8.00%, due 11/15/01...............................       3,910,000     735,746
 9.00%, due 11/15/98...............................       6,710,000   1,238,737
 9.00%, due 11/15/00...............................       1,055,000     203,796
                                                                    -----------
                                                                      3,512,436
                                                                    -----------

--------
+ Percentages indicated are based on Fund net assets.

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
                                                      -------------------------
FRANCE (6.8%)
France Bons du Tresor Negociables
 5.75%, due 11/12/98............................. FF      1,500,000 $   300,043
France Obligations Assimilables du Tresor 7.50%,
 due 4/25/05.....................................         3,960,000     860,386
 8.25%, due 2/27/04..............................         2,480,000     559,089
 8.50%, due 3/28/00..............................         3,000,000     653,523
 8.50%, due 11/25/02.............................         4,200,000     950,479
 8.50%, due 10/25/08.............................           850,000     198,588
 8.50%, due 12/26/12.............................           170,000      40,260
                                                                    -----------
                                                                      3,562,368
                                                                    -----------
GERMANY (7.6%)
German Unity Fund 8.50%, due 2/20/01 (a)......... DM      1,050,000     781,210
International Bank of Reconstruction &
 Development
 7.125%, due 4/12/05 (a).........................           400,000     281,615
Republic of Deutschland Series 94
 6.25%, due 1/4/24 (a)...........................           530,000     326,403
 Series 95
 7.375%, due 1/3/05 (a)..........................           255,000     183,633
 Series 94
 7.50%, due 11/11/04 (a).........................         1,990,000   1,443,519
Treuhandanstalt
 6.50%, due 4/23/03..............................           470,000     324,463
 7.50%, due 9/9/04 (a)...........................           875,000     634,316
                                                                    -----------
                                                                      3,975,159
                                                                    -----------
IRELAND (3.2%)
Irish Government
 6.25%, due 4/1/99 (a)........................... IP        179,000     304,626
 8.25%, due 8/18/15 (a)..........................           111,000     212,480
 8.75%, due 7/27/97 (a)..........................           179,000     307,474
 8.75%, due 9/30/12 (a)..........................           179,000     357,493
 9.25%, due 7/11/03 (a)..........................           258,000     505,881
                                                                    -----------
                                                                      1,687,954
                                                                    -----------
ITALY (14.0%)
Buoni Poliennali del Tesoro 8.50%, due 8/1/97.... IL  2,460,000,000   1,625,962
 8.50%, due 4/1/99...............................     2,155,000,000   1,480,377
 8.50%, due 1/1/04...............................     2,590,000,000   1,828,618
 9.50%, due 2/1/01...............................     1,985,000,000   1,434,262
 10.00%, due 8/1/03..............................     1,220,000,000     919,160
                                                                    -----------
                                                                      7,288,379
                                                                    -----------
JAPAN (2.1%)
Autobahn Schnell
 6.00%, due 3/11/00.............................. (Yen) 110,000,000   1,086,481
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

LONG-TERM GOVERNMENT BONDS (Continued)

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       -------------------------
SPAIN (4.6%)
Spanish Government 9.00%, due 2/28/97.............. SP     8,720,000 $    67,277
 10.50%, due 10/30/03..............................      120,060,000   1,122,117
 11.30%, due 1/15/02...............................       50,270,000     471,500
 12.25%, due 3/25/00...............................       83,500,000     761,671
                                                                     -----------
                                                                       2,422,565
                                                                     -----------
SWEDEN (6.5%)
Banque Nationale de Paris Series EMTN
 11.00%, due 11/4/99............................... SK     6,050,000   1,011,436
Swedish Government Series 1034
 9.00%, due 4/20/09................................        4,900,000     844,018
 Series 1033
 10.25%, due 5/5/03................................        5,000,000     891,164
 Series 1020
 10.75%, due 1/23/97...............................        1,600,000     235,638
 Series 1030
 13.00%, due 6/15/01...............................        2,000,000     377,652
                                                                     -----------
                                                                       3,359,908
                                                                     -----------
UNITED KINGDOM (7.5%)
United Kingdom Treasury Bonds
 8.50%, due 7/16/07 (a)............................ (Pounds) 825,000   1,511,532
 9.50%, due 4/18/05 (a)............................          305,000     585,396
 10.00%, due 2/26/01 (a)...........................          320,000     601,008
 10.00%, due 9/8/03 (a)............................          620,000   1,203,579
                                                                     -----------
                                                                       3,901,515
                                                                     -----------
Total Long-Term Government Bonds
 (Cost $37,001,010)................................                   40,446,567
                                                                     -----------
SHORT-TERM INVESTMENTS (5.4%)
COMMERCIAL PAPER (5.4%)
UNITED STATES (5.4%)
A.I. Credit Corp.
 6.50%, due 1/2/97................................. $      2,240,000   2,239,594
Ameritech Corp.
 6.25%, due 1/2/97.................................          600,000     599,896
                                                                     -----------
Total Short-Term Investments (Cost $2,839,490).....                    2,839,490
                                                                     -----------

OPTIONS (0.1%)

                                                   PRINCIPAL
                                                    AMOUNT          VALUE
                                                   -----------------------------
UNITED STATES (0.1%)
U.S. Dollar Put/Deutsche Mark Call
 Strike price DM 1.5150
 Expires 5/16/97............................... $     3,868,000  $    71,365
                                                                 -----------
Total Options (Cost $52,025)...................                       71,365
                                                                 -----------
Total Investments (Cost $39,892,525) (b).......            83.0%  43,357,422 (c)
Cash and Other Assets, Less Liabilities........            17.0    8,846,957
                                                ---------------  -----------
Net Assets.....................................           100.0% $52,204,379
                                                ===============  ===========

--------
(a) Segregated as collateral for options and forward foreign currency contracts.
(b) The cost for Federal income tax purposes is $39,919,099.
(c) At December 31, 1996 net unrealized appreciation for securities was $3,438,323, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,839,799 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $401,476.
(d) The following abbreviations are used in the above portfolio:
    A$ --Australian Dollar
    AS --Austrian Schilling
    C$ --Canadian Dollar
    DK --Danish Krone
    DM --Deutsche Mark
    FF --French Franc
    IP --Irish Punt
    IL --Italian Lira
     Y --Japanese Yen
     P --Pound Sterling
    SP --Spanish Peseta
    SK --Swedish Krona
    $  --U.S. Dollar

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value
  (identified cost $39,892,525).................................... $43,357,422
 Cash denominated in foreign currencies (identified cost
  $7,018,256)......................................................   6,949,136
 Cash..............................................................     164,667
 Receivables:
 Interest..........................................................   1,358,598
 Fund shares sold..................................................      11,875
 Unrealized net appreciation on forward foreign currency
  contracts........................................................     477,195
 Unamortized organization expense .................................       2,278
                                                                    -----------
   Total assets....................................................  52,321,171
                                                                    -----------
LIABILITIES:
 Payables:
 Investment securities purchased...................................      52,025
 Adviser...........................................................      13,011
 Administrator.....................................................      12,496
 Fund shares redeemed..............................................       9,866
 Transfer agent....................................................       4,793
 Custodian.........................................................       3,288
 Directors.........................................................          68
 Accrued expenses..................................................      21,245
                                                                    -----------
   Total liabilities...............................................     116,792
                                                                    -----------
 Net assets........................................................ $52,204,379
                                                                    ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares
  authorized Institutional Class................................... $     4,682
 Institutional Service Class.......................................          20
 Additional paid-in capital........................................  48,311,757
 Accumulated undistributed net investment income...................       6,097
 Accumulated undistributed net realized gain on investments........      13,914
 Net unrealized appreciation on investments........................   3,464,897
 Net unrealized appreciation on translation of assets and
  liabilities in foreign currencies and forward foreign currency
  contracts........................................................     403,012
                                                                    -----------
 Net assets........................................................ $52,204,379
                                                                    ===========
Institutional Class
 Net assets applicable to outstanding shares....................... $51,979,847
                                                                    ===========
 Shares of capital stock outstanding...............................   4,681,672
                                                                    ===========
 Net asset value per share outstanding............................. $     11.10
                                                                    ===========
Institutional Service Class
 Net assets applicable to outstanding shares....................... $   224,532
                                                                    ===========
 Shares of capital stock outstanding...............................      20,286
                                                                    ===========
 Net asset value per share outstanding............................. $     11.07
                                                                    ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Interest (a)...................................................... $3,283,519
                                                                    ----------
 Expenses:
 Administration....................................................    235,493
 Advisory..........................................................    141,296
 Professional......................................................     31,369
 Transfer agent....................................................     25,958
 Registration......................................................     24,420
 Custodian.........................................................     20,685
 Amortization of organization expense..............................     10,884
 Shareholder communication.........................................      9,242
 Directors.........................................................      1,214
 Service...........................................................        366
 Miscellaneous.....................................................      9,389
                                                                    ----------
   Total expenses before
    reimbursement..................................................    510,316
 Expense reimbursement from Administrator..........................    (61,961)
                                                                    ----------
   Net expenses....................................................    448,355
                                                                    ----------
 Net investment income.............................................  2,835,164
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gain from:
 Security transactions.............................................    868,042
 Foreign currency transactions.....................................  2,078,040
                                                                    ----------
 Net realized gain on investments and foreign currency
  transactions.....................................................  2,946,082
                                                                    ----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions.............................................    179,771
 Translation of assets and liabilities in foreign currencies and
  forward foreign currency contracts...............................    421,727
                                                                    ----------
 Net unrealized gain on investments and
  foreign currencies...............................................    601,498
                                                                    ----------
 Net realized and unrealized gain on investments and foreign currency transactions............................................  3,547,580
                                                                    ----------
 Net increase in net assets resulting from operations.............. $6,382,744
                                                                    ==========

--------
(a) Interest recorded net of foreign withholding taxes of $68,282.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                         1996         1995
                                                      -----------  -----------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................... $ 2,835,164  $ 2,683,099
 Net realized gain on investments....................     868,042      781,828
 Net realized gain on foreign currency transac-
  tions..............................................   2,078,040       89,561
 Net change in unrealized appreciation on invest-
  ments..............................................     179,771    3,285,126
 Net change in unrealized appreciation (deprecia-
  tion) on translation of assets and liabilities in
  foreign currencies and forward foreign currency
  contracts..........................................     421,727      (18,715)
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions..............................................   6,382,744    6,820,899
                                                      -----------  -----------
 Dividends and distributions to shareholders:
 From net investment income and net realized gain on
  foreign currency transactions:
  Institutional Class................................  (5,580,459)  (2,076,295)
  Institutional Service Class........................     (22,729)        (284)
 From net realized gain on investments:
  Institutional Class................................  (1,136,473)    (494,713)
  Institutional Service Class........................      (4,703)         (67)
                                                      -----------  -----------
   Total dividends and distributions to sharehold-
    ers..............................................  (6,744,364)  (2,571,359)
                                                      -----------  -----------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class................................   2,326,123      895,688
  Institutional Service Class........................     205,185        5,756
 Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
  Institutional Class................................   6,716,923    2,571,004
  Institutional Service Class........................      27,424          349
                                                      -----------  -----------
                                                        9,275,655    3,472,797
 Cost of shares redeemed:
  Institutional Class................................  (1,096,721)         --
  Institutional Service Class........................      (7,271)         (38)
                                                      -----------  -----------
  Increase in net assets derived from capital share
   transactions......................................   8,171,663    3,472,759
                                                      -----------  -----------
  Net increase in net assets.........................   7,810,043    7,722,299
NET ASSETS:
 Beginning of year...................................  44,394,336   36,672,037
                                                      -----------  -----------
 End of year......................................... $52,204,379  $44,394,336
                                                      ===========  ===========
 Accumulated undistributed net investment income..... $     6,097  $   626,008
                                                      ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                        INSTITUTIONAL               INSTITUTIONAL
                          INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                              CLASS         CLASS         CLASS         CLASS
                          ------------- ------------- ------------- -------------
                                                          JANUARY 1, 1995(A)
                                  YEAR ENDED                    THROUGH
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                          --------------------------- ---------------------------

Net asset value at
 beginning of year......     $ 11.16       $ 11.14       $ 10.00       $ 10.00
                             -------       -------       -------       -------
Net investment income...        1.21          1.19          0.70          0.70
Net realized and
 unrealized gain on
 investments............        0.11          0.11          1.12          1.10
Net realized and
 unrealized gain on
 foreign currency
 transactions...........        0.27          0.26          0.02          0.02
                             -------       -------       -------       -------
Total from investment
 operations.............        1.59          1.56          1.84          1.82
                             -------       -------       -------       -------
Less dividends and
 distributions:
From net investment
 income and net realized
 gain on foreign
 currency transactions..       (1.37)        (1.35)        (0.55)        (0.55)
From net realized gain
 on investments.........       (0.28)        (0.28)        (0.13)        (0.13)
                             -------       -------       -------       -------
Total dividends and
 distributions..........       (1.65)        (1.63)        (0.68)        (0.68)
                             -------       -------       -------       -------
Net asset value at end
 of year................     $ 11.10       $ 11.07       $ 11.16       $ 11.14
                             =======       =======       =======       =======
Total investment
 return.................       14.32%        14.08%        18.46%        18.26%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..        6.02%         5.77%         6.61%         6.36%
 Net expenses...........        0.95%         1.20%         0.95%         1.20%
 Expenses (before
  reimbursement)........        1.08%         1.33%         1.03%         1.28%
Portfolio turnover
 rate...................          57%           57%           92%           92%
Net assets at end of
 year (in 000's)........     $51,980       $   225       $44,388       $     6

--------
(a) Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . Primary influences on the money markets included Federal Reserve action and perceptions of whether and when the Fed would make additional moves

 . Market participants closely watched key barometers of economic and inflationary activity, seeking to anticipate where rates would move

 . The money market experienced a fair amount of volatility during the year, with alternating weak and strong quarters.

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
 . The MainStay Institutional Money Market Fund returned 5.11% and 4.85% for Institutional Class shares and Service Class shares, respectively, for the 12 months ended 12/31/96

 .  Duration management was a major determinant of the Fund's performance

 . Duration decisions had positive effects in the first and fourth quarters, but weakened results in the second and third quarters

--------------------------------------------------------------------------------
Producer Price Index (PPI) A measure of the change in wholesale prices, broken out by commodity, industry sector, and stage of processing. The Index looks at prices of food, metals, lumber, oil and gas, and other commodities, but does not consider the price of services.

Consumer Price Index (CPI)   A standard measure of inflation, based on the
changes in price of selected consumer goods and services.

Basis point   One hundredth of one percent in the yield of an investment, e.g.,
100 basis points equals 1%.
--------------------------------------------------------------------------------
The money markets faced a see-saw year in 1996, as fixed-income securities in general felt the ebb and flow of market anticipation of interest rate trends. Investors paid close attention to key economic and inflationary forces they felt might influence Federal Reserve decisions, including economic growth, the Producer Price Index (PPI), the Consumer Price Index (CPI), and demand for labor.

The Federal Reserve only made one move during the year, reducing the federal funds rate by 25 basis points on January 31. Without further action, interest rate movements continued to swing high, low, and in between, based on anticipation of economic trends. The volatility of the markets provided a challenge to investors who saw fewer clear signals of where the market was headed than in previous years.

Given this context, how did the MainStay Institutional Money Market Fund do?

For the 12 months ended December 31, 1996, the MainStay Institutional Money Market Fund returned 5.11% and 4.85% for Institutional Class shares and Service Class shares, respectively. This compared to a 5.16% return for the average Lipper* institutional money market fund.

Our biggest challenge was anticipating the direction of interest rates during the year and modifying the portfolio's duration to take advantage of changes as they occurred. In January, we expected to see easing short-term rates and lengthened our duration accordingly. That had a positive effect when the Federal Reserve reduced rates at the end of January. Unfortunately, as signals of a strengthening economy began to emerge, we shortened our duration, anticipating a tightening move which never occurred.
--------------------------------------------------------------------------------
* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Duration   A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Yield   The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percent of the fund's current price per share.
--------------------------------------------------------------------------------

Why didn't the Federal Reserve take any action?

We believe that a stock market downturn, positive corporate earnings, and investor anticipation of Fed action provided sufficient constraints to keep inflation in line and the economy on a steady course.

How did your decision to shorten duration affect the Fund?

Basically, it hurt the Fund in the second and third quarters, as the shorter-maturity instruments the Fund owned provided lower returns than the longer-maturity issues the Fund could have purchased. By the beginning of the fourth quarter, we were convinced that the Fed would not take any action and lengthened duration, which increased the Fund's yield. While this was perhaps our best decision during the year, it was not enough to bring the Fund in line with the average peer fund for the year.

Did you take other steps to enhance the Fund's yield?

Yes. Throughout the year, the Fund purchased short-term corporate securities when we felt they were cheap. Among the Fund's most significant purchases were Citicorp, Wells Fargo, and Heller Financial Inc., all of which contributed positively to the Fund's performance.

How would you rate the Fund's overall performance?

While falling short of the average Lipper fund can be mostly attributed to fees and expenses, the Fund still had an excellent year in relative terms. The Fund, as did money market funds in general, outperformed key fixed-income markets, including long-term U.S. government securities, mortgage-backed securities and high-grade corporate bonds in general. As a result, the MainStay Institutional Money Market Fund was a relatively positive impact on diversified portfolios, particularly ones invested in other domestic high-grade debt securities.

Do you think the Federal Reserve will take action again soon?

No. We believe that the economy will continue to grow within the range that is considered to be sustainable over the long term, which is currently 2.0% to 2.5%. We don't anticipate any Federal Reserve action in the first quarter, and possibly not in the first half of 1997. In any case, we'll continue to seek a high level of current income, while preserving capital and maintaining liquidity for our shareholders.

David Clement, CFA
Portfolio Manager
--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             MONEY MARKET FUND VS
                   LIPPER INSTITUTIONAL MONEY MARKET AVERAGE

                          INSTITUTIONAL CLASS SHARES

             DATE         MONEY MARKET FUND         AVERAGE LIPPER
             ----         -----------------         --------------
             1/1/91           10,000                    10,000
             1Q 1991          10,162                    10,168
             2Q 1991          10,313                    10,318
             3Q 1991          10,461                    10,465
             4Q 1991          10,595                    10,599
             1Q 1992          10,709                    10,711
             2Q 1992          10,808                    10,800
             3Q 1992          10,899                    10,889
             4Q 1992          10,983                    10,972
             1Q 1993          11,063                    11,053
             2Q 1993          11,140                    11,132
             3Q 1993          11,220                    11,212
             4Q 1993          11,300                    11,294
             1Q 1994          11,383                    11,377
             2Q 1994          11,479                    11,479
             3Q 1994          11,600                    11,601
             4Q 1994          11,738                    11,745
             1Q 1995          11,903                    11,909
             2Q 1995          12,071                    12,080
             3Q 1995          12,234                    12,250
             4Q 1995          12,399                    12,419
             1Q 1996          12,556                    12,577
             2Q 1996          12,708                    12,732
             3Q 1996          12,889                    12,894
             12/31/96         13,032                    13,058

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             MONEY MARKET FUND VS
                   LIPPER INSTITUTIONAL MONEY MARKET AVERAGE

                             SERVICE CLASS SHARES

             DATE         MONEY MARKET FUND         AVERAGE LIPPER
             ----         -----------------         --------------
             1/1/91           10,000                    10,000
             1Q 1991          10,162                    10,168
             2Q 1991          10,313                    10,318
             3Q 1991          10,461                    10,465
             4Q 1991          10,595                    10,599
             1Q 1992          10,709                    10,711
             2Q 1992          10,808                    10,800
             3Q 1992          10,899                    10,889
             4Q 1992          10,983                    10,972
             1Q 1993          11,063                    11,053
             2Q 1993          11,140                    11,132
             3Q 1993          11,220                    11,212
             4Q 1993          11,300                    11,294
             1Q 1994          11,383                    11,377
             2Q 1994          11,479                    11,479
             3Q 1994          11,600                    11,601
             4Q 1994          11,738                    11,745
             1Q 1995          11,903                    11,909
             2Q 1995          12,066                    12,080
             3Q 1995          12,222                    12,250
             4Q 1995          12,379                    12,419
             1Q 1996          12,528                    12,577
             2Q 1996          12,672                    12,732
             3Q 1996          12,826                    12,894
             12/31/96         12,979                    13,058

 . Money Market Fund  --Lipper Institutional Money Market Average
Source: Lipper Analytical Services Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                                           Total Return*           SEC Average Annual Total Return*
PERFORMANCE                                          as of December 31, 1996           as of December 31, 1996
--------------------------------------------------------------------------------------------------------------------------
                                                           Year to Date       One Year       Five Year     Since Inception
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund Institutional Class                          5.11%              5.11%         4.23%          4.51%
Money Market Fund Service Class                                4.85%              4.85%         4.14%          4.44%
Average Lipper Institutional Money Market Fund                 5.16%              5.16%         4.28%          4.57%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------
                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                        Date             Total Return %
                        ----             --------------
                        1991                 5.95%
                        1992                 3.66%
                        1993                 2.89%
                        1994                 3.88%
                        1995                 5.63%
                        1996                 5.11%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 .   Commercial Paper             96.17%
 .   Medium-Term Notes             2.06%
 .   Negotiable CDs                1.37%
 .   MM Bankers' Acceptances       0.68%
#   Adjusted for liabilities     -0.28%#

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Raytheon                                   3.83%
2.  Cooperative Assn. of Tractor Dealers       3.44%
3.  Household Finance Corp.                    3.44%
4.  Dean Witter Discover & Co.                 3.43%
5.  Xerox Corp.                                3.42%
6.  National City Corp.                        3.42%
7.  ARCO Chemical Co.                          3.42%
8.  National Rural Utilities
    Cooperative Finance Corp.                  3.42%
9.  American General Finance Corp.             3.42%
10. General Electric Capital Corp.             3.41%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  Finance                                   15.10%
2.  Banks                                     10.90%
3.  Brokerage                                  8.65%
4.  Household Products                         6.50%
5.  Capital Goods                              6.33%

Average Maturity                             42 Days
(as of 12/31/96)

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    The Money Market Fund-Institutional Class had a 7- day effective yield of 5.16% and a 7-day average yield of 5.04%, both as of 12/31/96. The Money Market Fund-Service Class had a 7-day effective yield of 4.91% with a 7-day average yield of 4.79%, both as of 12/31/96. The Administrator has agreed to assume a portion of the expenses for these Funds. Had certain expenses not been assumed by the Administrator, the 7-day effective yield and the 7-day average yield would have been 5.02% and 4.90%, respectively, for the Institutional Class and 4.76% and 4.65%, respectively, for the Service Class.

    Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

SHORT-TERM INVESTMENTS (100.3%)+

                                                        PRINCIPAL   AMORTIZED
                                                          AMOUNT       COST
                                                        -----------------------
BANKERS' ACCEPTANCE (0.7%)
Wachovia Bank of North Carolina N.A.
 5.25%, due 3/20/97.................................... $1,000,000 $    988,625
                                                                   ------------
CERTIFICATE OF DEPOSIT (1.4%)
Mellon Bank N.A.-Pittsburg, Pennsylvania
 5.50%, due 4/2/97 (b).................................  2,000,000    2,000,000
                                                                   ------------
COMMERCIAL PAPER (96.2%)
American Brands Inc.
 5.30%, due 3/14/97....................................  5,000,000    4,947,000
American General Finance Corp.
 5.32%, due 2/11/97....................................  5,000,000    4,969,706
ARCO Chemical Co.
 5.35%, due 2/7/97 (a).................................  5,000,000    4,972,507
Brown-Forman Corp.
 6.55%, due 1/3/97.....................................  1,822,000    1,821,337
Browning-Ferris Industries Inc.
 6.40%, due 1/2/97.....................................  4,165,000    4,164,260
Caterpillar Financial Services Corp.
 5.33%, due 4/22/97....................................  5,000,000    4,917,829
Centric Funding Corp.
 5.33%, due 1/10/97....................................  4,000,000    3,994,670
Coca-Cola Enterprises Inc.
 5.34%, due 3/26/97 (a)................................  3,000,000    2,962,620
Cooperative Associations of Tractor Dealers Inc.
 6.00%, due 1/3/97.....................................  5,000,000    4,998,333
Daimler-Benz North America Corp.
 5.32%, due 1/15/97....................................  3,000,000    2,993,793
Dean Witter, Discover & Co.
 5.31%, due 1/22/97....................................  5,000,000    4,984,512
Deere (John) Capital Corp.
 5.30%, due 2/4/97.....................................  3,000,000    2,984,983
Deutsche Bank Financial Inc.
 5.70%, due 1/6/97.....................................  2,000,000    1,998,417
Fifth Third Bancorp
 5.33%, due 4/9/97.....................................  5,000,000    4,927,453
Ford Motor Credit Co.
 5.32%, due 1/23/97....................................  3,000,000    2,990,247
Frontier Corp.
 5.65%, due 2/20/97 (a)................................  3,895,000    3,864,435
General Electric Capital Corp.
 5.31%, due 2/18/97....................................  5,000,000    4,964,600
General Motors Acceptance Corp.
 5.34%, due 4/14/97....................................  5,000,000    4,923,608
Goldman, Sachs & Co.
 5.32%, due 3/19/97....................................  5,000,000    4,943,106
Heller Financial Inc.
 5.37%, due 3/5/97.....................................  3,000,000    2,971,807
Household Financial Corp.
 5.32%, due 1/6/97.....................................  5,000,000    4,996,306

--------
+ Percentages indicated are based on Fund net assets.

                                                      PRINCIPAL    AMORTIZED
                                                        AMOUNT        COST
                                                      -------------------------
COMMERCIAL PAPER (Continued)
Illinois Tool Works Inc.
 6.50%, due 1/2/97................................... $1,299,000  $  1,298,765
Minnesota Mining & Manufacturing Co.
 5.30%, due 3/20/97..................................  3,000,000     2,965,550
Morgan Stanley Group Inc.
 5.30%, due 1/21/97..................................  3,000,000     2,991,133
 6.79%, due 1/2/97...................................  4,641,000     4,640,125
National City Credit Corp.
 5.27%, due 1/30/97..................................  5,000,000     4,978,774
National Rural Utilities Cooperative Finance Corp.
 5.30%, due 2/10/97..................................  5,000,000     4,970,556
Northern States Power Co. (Minnesota)
 5.32%, due 1/7/97...................................  1,919,000     1,917,298
Raytheon Co.
 6.50%, due 1/2/97...................................  5,575,000     5,573,993
Rubbermaid Inc.
 5.32%, due 2/4/97 (a)...............................  3,000,000     2,984,927
 5.32%, due 3/10/97 (a)..............................  3,000,000     2,969,853
 6.75%, due 1/2/97 (a)...............................  3,500,000     3,499,344
Sears Roebuck Acceptance Corp.
 5.32%, due 2/25/97..................................  4,000,000     3,967,489
 5.43%, due 1/13/97..................................    843,000       841,474
Texas Agricultural Finance Authority Series A
 5.45%, due 1/16/97..................................  3,000,000     2,993,188
Three Rivers Funding Corp.
 5.72%, due 1/21/97 (a)..............................  3,000,000     2,990,467
Xerox Corp.
 5.30%, due 1/28/97..................................  5,000,000     4,980,189
                                                                  ------------
                                                                   139,854,654
                                                                  ------------
MEDIUM-TERM NOTES (2.0%)
Citicorp
 8.42%, due 2/12/97 (b)..............................    975,000       978,403
Heller Financial Inc.
 7.75%, due 5/15/97 (b)..............................  2,000,000     2,015,410
                                                                  ------------
                                                                     2,993,813
                                                                  ------------
Total Short-Term Investments (Amortized Cost
 $145,837,092) (c)...................................      100.3%  145,837,092
Liabilities In Excess of
 Cash and Other Assets...............................       (0.3)     (412,411)
                                                      ----------  ------------
Net Assets...........................................      100.0% $145,424,681
                                                      ==========  ============

--------
(a) May be sold to institutional investors only.
(b) Coupon interest bearing security.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.


The table below sets forth the diversification of Money Market Fund investments by industry.

SHORT-TERM INVESTMENTS

                                                          AMORTIZED
                                                             COST      PERCENT +
                                                          ----------------------
Auto Manufacturing...................................... $  7,917,402      5.5%
Banks...................................................   15,871,671     10.9
Beverages...............................................    4,783,957      3.3
Brokerage...............................................   12,574,364      8.7
Capital Goods...........................................    9,201,578      6.3
Chemicals...............................................    4,972,507      3.4
Computers & Office Equipment............................    4,980,189      3.4
Conglomerates...........................................    4,964,600      3.4
Consumer Financial Services.............................    7,959,952      5.5
Defense Electronics.....................................    5,573,993      3.8
Finance.................................................   21,953,172     15.1
Financial Services......................................    2,993,188      2.1
Household Products......................................    9,454,124      6.5
Machinery...............................................    4,998,333      3.4
Manufacturing...........................................    2,965,550      2.0
Pollution & Related.....................................    4,164,260      2.9
Retail..................................................    4,808,963      3.3
Tobacco.................................................    4,947,000      3.4
Utilities...............................................    4,970,556      3.4
Utilities-Electric......................................    1,917,298      1.3
Utilities-Telephone.....................................    3,864,435      2.7
                                                         ------------    -----
                                                          145,837,092    100.3
Liabilities in Excess of
 Cash and Other Assets..................................     (412,411)    (0.3)
                                                         ------------    -----
Net Assets.............................................. $145,424,681    100.0%
                                                         ============    =====

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value (amortized cost
  $145,837,092).................................................. $145,837,092
 Cash............................................................      105,935
 Receivables:
 Interest........................................................       78,387
 Fund shares sold................................................       26,771
                                                                  ------------
   Total assets..................................................  146,048,185
                                                                  ------------
LIABILITIES:
 Payables:
 Administrator...................................................       25,852
 Adviser.........................................................       10,915
 Transfer agent..................................................        4,867
 Custodian.......................................................        3,000
 Directors.......................................................          126
 Accrued expenses................................................       56,116
 Dividend payable................................................      522,628
                                                                  ------------
   Total liabilities.............................................      623,504
                                                                  ------------
 Net assets...................................................... $145,424,681
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 12 billion shares authorized
 Institutional Class............................................. $    110,761
 Institutional Service Class.....................................       34,664
 Additional paid-in capital......................................  145,280,144
 Accumulated net realized loss on investments....................         (888)
                                                                  ------------
 Net assets...................................................... $145,424,681
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $110,760,208
                                                                  ============
 Shares of capital stock outstanding.............................  110,761,096
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $ 34,664,473
                                                                  ============
 Shares of capital stock outstanding.............................   34,664,473
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Interest........................................................... $5,508,832
                                                                     ----------
 Expenses:
 Administration ....................................................    400,921
 Advisory...........................................................    100,230
 Registration.......................................................     52,754
 Service............................................................     40,206
 Professional.......................................................     38,041
 Transfer agent.....................................................     29,728
 Shareholder communication..........................................     22,851
 Custodian..........................................................     19,353
 Directors..........................................................      2,953
 Miscellaneous......................................................      4,542
                                                                     ----------
   Total expenses before
    reimbursement...................................................    711,579
 Expense reimbursement from Administrator...........................   (170,221)
                                                                     ----------
   Net expenses.....................................................    541,358
                                                                     ----------
 Net investment income..............................................  4,967,474
                                                                     ----------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments...................................       (888)
                                                                     ----------
 Net increase in net assets resulting from operations............... $4,966,586
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                      1996           1995
                                                  -------------  -------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income........................... $   4,967,474  $   3,283,517
 Net realized gain (loss) on investments.........          (888)           129
                                                  -------------  -------------
 Net increase in net assets resulting from
  operations.....................................     4,966,586      3,283,646
                                                  -------------  -------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class............................    (4,202,178)    (3,234,067)
  Institutional Service Class....................      (765,425)       (51,376)
                                                  -------------  -------------
   Total dividends to shareholders...............    (4,967,603)    (3,285,443)
                                                  -------------  -------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class............................   346,674,956    193,425,248
  Institutional Service Class....................    58,869,480      4,420,373
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
  Institutional Class............................     4,007,693      3,150,373
  Institutional Service Class....................       650,486         40,688
                                                  -------------  -------------
                                                    410,202,615    201,036,682
 Cost of shares redeemed:
  Institutional Class............................  (307,790,041)  (193,810,740)
  Institutional Service Class....................   (27,639,595)    (1,677,059)
                                                  -------------  -------------
  Increase in net assets derived from capital
   share transactions............................    74,772,979      5,548,883
                                                  -------------  -------------
  Net increase in net assets.....................    74,771,962      5,547,086
NET ASSETS:
 Beginning of year...............................    70,652,719     65,105,633
                                                  -------------  -------------
 End of year..................................... $ 145,424,681  $  70,652,719
                                                  =============  =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       INSTITUTIONAL               INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                             CLASS         CLASS         CLASS         CLASS        INSTITUTIONAL CLASS
                         ------------- ------------- ------------- ------------- ----------------------------
                                                       YEAR ENDED DECEMBER 31
                         ------------------------------------------------------------------------------------
                                    1996                        1995               1994      1993      1992
                         --------------------------- --------------------------- --------  --------  --------

Net asset value at
 beginning of year......   $   1.00      $   1.00      $   1.00      $   1.00    $   1.00  $   1.00  $   1.00
                           --------      --------      --------      --------    --------  --------  --------
Net investment income...       0.05          0.05          0.05          0.05        0.04      0.03      0.03
                           --------      --------      --------      --------    --------  --------  --------
Less dividends from net
 investment income......      (0.05)        (0.05)        (0.05)        (0.05)      (0.04)    (0.03)    (0.03)
                           --------      --------      --------      --------    --------  --------  --------
Net asset value at end
 of year................   $   1.00      $   1.00      $   1.00      $   1.00    $   1.00  $   1.00  $   1.00
                           ========      ========      ========      ========    ========  ========  ========
Total investment
 return.................       5.11%         4.85%         5.63%         5.46%       3.88%     2.89%     3.66%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       5.00%         4.75%         5.48%         5.23%       3.89%     2.85%     3.64%
 Net expenses...........       0.50%         0.75%         0.50%         0.75%       0.50%     0.45%     0.45%
 Expenses (before
  reimbursement)........       0.67%         0.92%         0.73%         0.98%       0.68%     0.67%     0.65%
Net assets at end of
 year (in 000's)........   $110,760      $ 34,664      $ 67,869      $  2,784    $ 65,106  $ 75,832  $ 71,573

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
================================================================================

--------------------------------------------------------------------------------
1996 MARKET HIGHLIGHTS
--------------------------------------------------------------------------------
 . Short-term U.S. government securities provided relatively modest returns in an environment driven primarily by interest rates

 . Mortgage-backed securities provided strong relative performance, outperforming Treasury securities each month in 1996

 . Corporate bonds also outperformed Treasury securities, providing opportunities for investors to increase yields and total returns

 . Additional auctions for 10- and 30-year Treasury securities affected supply, pricing, and demand for government securities

--------------------------------------------------------------------------------
1996 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 . The MainStay Institutional Short-Term Bond Fund returned 4.81% and 4.46% for Institutional Class shares and Service Class shares, respectively, for the 12 months ended 12/31/96

 . These results placed our Institutional Class shares and Service Class shares in the second and third quartiles, respectively, of all funds in the Lipper* short investment grade debt fund category

 . The Fund's Institutional Class shares received a four-star overall rating from Morningstar Inc., ++ as of 12/31/96.
                           --

 . The Fund pursued a yield-enhancement strategy based on innovative mortgage products, including manufactured housing mortgages and securities backed by low-loan balance mortgages

--------------------------------------------------------------------------------
Basis point One hundredth of one percent in the yield of an investment, e.g., 100 basis points equals 1%.

Yield The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percent of the fund's current price per share.
--------------------------------------------------------------------------------

After a strong year in 1995, government securities provided weak performance in 1996. Even with a 25 basis point rate reduction by the Federal Reserve at the end of January, interest rates began to rise when budget talks stalled early in the year and the economy showed signs of gaining strength. In the first quarter, rising yields on long-term securities caused the yield curve to steepen. For the rest of the year, however, the yield curve remained stable, within a narrow range.

Throughout 1996, mortgage-backed securities outperformed Treasuries, and corporate bonds also provided strong relative performance. The introduction of
--------------------------------------------------------------------------------
* Lipper Analytical Services Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

++ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect risk-adjusted performance, which does not include sales charges, and may change monthly. Its ratings of 1 (low) and 5 (high) stars are based on a fund's 3-, 5- & 10-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. A one-year rating is calculated using the same methodology, but is not a component of the overall rating. As of 12/31/96, the individual 1, 3 and 5 year ratings for the MainStay Institutional Short-Term Bond Fund was 4, 4 and 4 stars, respectively. For the one-year period, the Fund was rated among 1,670 funds in the taxable bond category. Only 10% of the funds in an investment category may receive 5 stars and 22.5% may receive 4 stars. Ratings reflect Institutional Class performance only. Service Class shares, first introduced January 1, 1995, will not be rated by Morningstar until they have a three year operating history.

================================================================================

--------------------------------------------------------------------------------
Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Auction The competitive bidding process through which Treasury securities are sold.

Yield spread The difference in yield between securities in different market sectors, such as mortgage-backed securities and Treasury issues -- or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.
--------------------------------------------------------------------------------

two new Treasury auctions for 10-year bonds and one new auction for 30-year bonds shifted supply and demand dynamics and upset pricing in the government securities market, which contributed to the lower returns in this sector.

Given this context, how did the MainStay Institutional Short-Term Bond Fund do?

The MainStay Institutional Short-Term Bond Fund returned 4.81% and 4.46% for Institutional Class shares and Service Class shares, respectively, for the 12 months ended 12/31/96. This placed the two classes of shares in the second and third quartiles, respectively, of all funds in their Lipper peer group for the year. Both the Fund and its Lipper category peers lagged the Salomon 1-3 Year Treasury Index,/+/ which returned 5.09% for the year.

The Fund's Institutional Class shares also received an overall four-star rating from Morningstar Inc., placing them among the top 33% of the Morningstar universe, which consisted of 1,140 taxable bond funds for the 3-year period and 597 taxable bond funds for the 5-year period ended 12/31/96.

How did you seek to enhance yields throughout the year?

Recognizing that Treasuries were unlikely to provide sufficient yield, the Fund also invested in innovative mortgage products, including manufactured housing mortgage and securities backed by low-loan balance mortgages. These securities contributed positively to the Fund's performance throughout 1996. Later in the year, the Fund also bought adjustable-rate mortgages, which we believe will have a positive impact in 1997.

How did the Fund's corporate securities do during the year?

The Fund held a number of high-quality corporate bonds at the beginning of the year, which outperformed Treasuries as yield spreads tightened. As the year progressed, we reduced the Fund's position, feeling that the securities were becoming overvalued and may begin to underperform other securities available to the Fund. We also reduced the Fund's holdings in asset-backed securities, mostly in automobile loans and credit-card debt, which outperformed during the year, and moved the proceeds into mortgage-backed securities, so both the sales and subsequent purchases helped the portfolio.

Did you make any mistakes during the year?

In hindsight, we can say that the Fund would have benefited from even greater exposure to innovative mortgage-backed securities, which boosted the Fund's performance during the year.

What makes these types of securities so attractive?

Securities backed by low-loan balance mortgages are attractive because interest rates would have to drop substantially to entice homeowners to refinance these small-balance mortgage loans. The manufactured housing mortgage-backed securities tend to have stable prepayment rates in both up and down markets. So these securities may offer attractive yields at reasonable prices, with lower prepayment risk than other mortgage-backed securities.
--------------------------------------------------------------------------------
+ The Salomon 1-3 Year Treasury Index is an unmanaged index generally considered representative of the U.S. short-term bond market.

================================================================================
How has your move into these securities affected the quality of the portfolio?

At year-end 1996, the portfolio's overall quality rating was triple-A by Standard & Poor's,(S) the highest quality rating available. We seek to maintain a broad mix of high-quality short-term debt securities in the portfolio to provide liquidity and capital preservation for shareholders.

What do you see ahead for 1997?

We're not anticipating any negative news, but will keep an eye on the economy, inflation, and interest rates. We don't believe that the Federal Reserve is likely to make any major moves in the near future, and we feel that the economy is growing at a sustainable rate. We'll continue to use our fundamental research and quantitative analysis to identify opportunities for the portfolio as we seek attractive total returns in the short-term debt market.

Ravi Akhoury
Edward Munshower
Portfolio Managers


--------------------------------------------------------------------------------
     Past performance is no guarantee of future results.

(S) Currently, debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and is not meant to represent the stability of the Fund.

                             [GRAPH APPEARS HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
            SHORT-TERM BOND FUND VS SALOMON 1-3 YEAR TREASURY INDEX

                          INSTITUTIONAL CLASS SHARES

                             SHORT-TERM           SALOMON 1-3 YEAR
            DATE              BOND FUND            TREASURY INDEX
            ----             ----------           ----------------
            1/1/91             10,000                  10,000
           1Q 1991             10,220                  10,220
           2Q 1991             10,420                  10,418
           3Q 1991             10,760                  10,768
           4Q 1991             11,130                  11,164
           1Q 1992             11,140                  11,178
           2Q 1992             11,455                  11,498
           3Q 1992             11,749                  11,841
           4Q 1992             11,791                  11,867
           1Q 1993             12,079                  12,122
           2Q 1993             12,214                  12,258
           3Q 1993             12,383                  12,431
           4Q 1993             12,459                  12,507
           1Q 1994             12,374                  12,445
           2Q 1994             12,374                  12,451
           3Q 1994             12,495                  12,570
           4Q 1994             12,473                  12,574
           1Q 1995             12,885                  12,987
           2Q 1995             13,258                  13,394
           3Q 1995             13,444                  13,588
           4Q 1995             13,754                  13,923
           1Q 1996             13,796                  13,982
           2Q 1996             13,939                  14,128
           3Q 1996             14,152                  14,362
          12/31/96             14,415                  14,632

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
            SHORT-TERM BOND FUND VS SALOMON 1-3 YEAR TREASURY INDEX

                             SERVICE CLASS SHARES

                             SHORT-TERM           SALOMON 1-3 YEAR
            DATE              BOND FUND            TREASURY INDEX
            ----             ----------           ----------------
            1/1/91             10,000                  10,000
           1Q 1991             10,220                  10,220
           2Q 1991             10,420                  10,418
           3Q 1991             10,760                  10,768
           4Q 1991             11,130                  11,164
           1Q 1992             11,140                  11,178
           2Q 1992             11,455                  11,498
           3Q 1992             11,749                  11,841
           4Q 1992             11,791                  11,867
           1Q 1993             12,079                  12,122
           2Q 1993             12,214                  12,258
           3Q 1993             12,383                  12,431
           4Q 1993             12,459                  12,507
           1Q 1994             12,374                  12,445
           2Q 1994             12,374                  12,451
           3Q 1994             12,495                  12,570
           4Q 1994             12,473                  12,574
           1Q 1995             12,885                  12,987
           2Q 1995             13,245                  13,394
           3Q 1995             13,418                  13,588
           4Q 1995             13,728                  13,923
           1Q 1996             13,756                  13,982
           2Q 1996             13,884                  14,128
           3Q 1996             14,083                  14,362
          12/31/96             14,340                  14,632

 . Short-Term Bond Fund --Salomon 1-3 Year Treasury Index
Source: Lipper Analytical Services Inc.
The graphs assume a $10,000 investment made on 1/2/91.

                                                          Total Return*                SEC Average Annual Total Return*
PERFORMANCE                                          as of December 31, 1996               as of December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                           Year to Date             One Year    Five Year    Since Inception
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund Institutional Class                     4.81%                   4.81%         5.31%         6.28%
Short-Term Bond Fund Service Class**                         4.46%                   4.46%         5.20%         6.19%
Average Lipper Short-Term Investment Grade Fund              4.64%                   4.64%         5.38%         6.46%
Salomon 1-3 Year Treasury Index                              5.09%                   5.09%         5.56%         6.55%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                        Date             Total Return %
                        ----             --------------
                        1991                11.30
                        1992                 5.94
                        1993                 5.67
                        1994                 0.11
                        1995                10.27
                        1996                 4.81

QUALITY BREAKDOWN+
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------

Government/Agency  70.16%
AAA                19.14%
A                  10.70%
                  ------
                  100.00%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

U.S. Government & Agency Bonds     69.17%
Other Asset Backed                 20.25%
Domestic Bonds - Non-Convertible    6.56%
Certificates of Deposit             2.60%
Cash & Equivalents                  1.42%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  US Treasury Note, 6.125%, 5/15/98        10.03%
2.  US Treasury Note, 6.375%, 5/15/99         8.83%
3.  US Treasury Note, 4.75%, 8/31/98          8.19%
4.  US Treasury Note, 7.875%, 11/15/99        8.11%
5.  US Treasury Note, 4.75%, 10/31/98         7.47%
6.  US Treasury Note, 5.00%, 2/15/99          6.44%
7.  FNCI PL#313287, 9.00%, 12/1/11            5.14%
8.  US Treasury Note, 7.75%, 11/30/99         4.46%
9.  World Omni Automobile Lease Sec. Trust,
    6.30%, 6/15/02                            3.89%
10. FHLMC, 8.00%, 2/15/00                     3.71%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1996)
--------------------------------------------------------------------------------
1.  US Government & Federal Agency           69.17%
2.  First Mortgage Loans                      9.82%
3.  Banks                                     5.42%
4.  Auto Lease                                3.89%
5.  Financial                                 3.75%

Average Maturity                          1.9 years
(as of 12/31/96)

--------------------------------------------------------------------------------
** Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gains distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

+ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM INVESTMENTS (98.6%)+
ASSET-BACKED SECURITIES (20.2%)

                                                         PRINCIPAL
                                                          AMOUNT       VALUE
                                                         ----------------------
AUTO LEASE (3.9%)
World Omni Automobile Lease Securitization Trust
 Series 1996-A Class A1
 6.30%, due 6/25/02.................................... $ 2,290,000 $ 2,297,878
                                                                    -----------
BOAT LOAN (0.6%)
Chrysler Financial Corp.
 Grantor Trust
 Series 11-A Class A
 8.90%, due 8/15/97 (a)................................     376,142     376,142
                                                                    -----------
COMMERCIAL MORTGAGES (1.4%)
Resolution Trust Corp. Series 1992-C4 Class A1
 8.15%, due 6/25/24....................................     813,490     813,490
                                                                    -----------
EQUIPMENT (2.3%)
Newcourt Receivables Asset Trust
 Series 1996-2 Class A 6.87%, due 6/20/04..............   1,373,102   1,383,620
                                                                    -----------
FIRST MORTGAGE LOANS (COLLATERALIZED
 (MORTGAGE OBLIGATIONS) (9.8%)
Bear Stearns Mortgage
 Securities, Inc.
 Series 1996-5 Class A2 10.00%, due 9/25/27............   2,087,743   2,172,234
 Series 1996-4 Class AI2 10.50%, due 9/25/27...........   1,953,916   2,049,170
Residential Accredit Loans, Inc. Series 1996-QS4 Class
 AI2 11.00%, due 8/25/26...............................   1,511,173   1,582,485
                                                                    -----------
                                                                      5,803,889
                                                                    -----------
RECREATIONAL VEHICLES (2.2%)
Fleetwood Credit Corp.
 Grantor Trust
 Series 1996-A Class A 6.75%, due 10/17/11.............   1,290,027   1,295,677
                                                                    -----------
Total Asset-Backed Securities (Cost $11,932,053).......              11,970,696
                                                                    -----------
CERTIFICATE OF DEPOSIT (2.6%)
BANK (2.6%)
Mercantile Safe Deposit & Trust Co., Baltimore, MD
 5.16%, due 3/2/98.....................................   1,550,000   1,537,987
                                                                    -----------
Total Certificate of Deposit (Cost $1,550,000).........               1,537,987
                                                                    -----------

--------
+ Percentages indicated are based on Fund net assets.

                                                            PRINCIPAL
                                                             AMOUNT         VALUE
                                                            ---------------------------
CORPORATE BONDS (6.6%)
BANK (2.8%)
First Fidelity Bancorp
 8.50%, due 4/1/98....................................... $   1,616,000 $   1,666,241
                                                                        -------------
FINANCE (3.8%)
SunAmerica, Inc.
 6.20%, due 10/31/99.....................................       500,000       497,780
Travelers/Aetna P&C
 6.75%, due 9/1/99.......................................     1,700,000     1,717,034
                                                                        -------------
                                                                            2,214,814
                                                                        -------------
Total Corporate Bonds (Cost $3,899,858)..................                   3,881,055
                                                                        -------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (69.2%)

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (3.7%)
 Series 1783-A Class A
 8.00%, due 2/15/00......................................     2,143,158     2,190,715
                                                                        -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.5%)
 Series 1993-93 Class C
 5.50%, due 2/25/06......................................     1,496,686     1,478,441
                                                                        -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.1%)
 6.00%, due 11/21/26 TBA ARM (b)(c)......................     1,125,000     1,119,375
 9.00%, due 12/1/11......................................     2,878,500     3,036,357
                                                                        -------------
                                                                            4,155,732
                                                                        -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.4%)
 6.50%, due 1/20/23-2/20/23 (c)..........................       894,960       912,618
 7.00%, due 11/20/21 (c).................................       205,038       209,716
 7.00%, due 11/20/22 (c).................................       298,650       304,531
                                                                        -------------
                                                                            1,426,865
                                                                        -------------
UNITED STATES TREASURY NOTES (53.5%)
 4.75%, due 8/31/98-10/31/98.............................     9,425,000     9,255,357
 5.00%, due 2/15/99......................................     3,875,000     3,804,746
 6.125%, due 5/15/98.....................................     5,900,000     5,928,556
 6.375%, due 5/15/99.....................................     5,175,000     5,219,453
 7.75%, due 11/30/99.....................................     2,525,000     2,638,221
 7.875%, due 11/15/99 (d)................................     4,575,000     4,793,045
                                                                        -------------
                                                                           31,639,378
                                                                        -------------
Total U.S. Government &
 Federal Agencies
 (Cost $40,872,637)......................................                  40,891,131
                                                                        -------------
Total Long-Term Investments (Cost $58,254,548)...........                  58,280,869
                                                                        -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

SHORT-TERM INVESTMENT (2.4%)

                                                 PRINCIPAL
                                                  AMOUNT        VALUE
                                                 -------------------------
COMMERCIAL PAPER (2.4%)
American Express Credit Corp. 6.552%, due
 1/2/97.......................................  $ 1,420,000  $ 1,420,000
                                                             -----------
Total Short-Term Investment (Cost $1,420,000).                 1,420,000
                                                             -----------
Total Investments (Cost $59,674,548) (e)......        101.0%  59,700,869 (f)

Liabilities in Excess of
 Cash and Other Assets........................         (1.0)    (580,312)
                                                -----------  -----------
Net Assets....................................        100.0% $59,120,557
                                                ===========  ===========

--------
(a) Long-term security maturing within the twelve month period.
(b) TBA: Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(c) ARM--Adjustable Rate Mortgage. Resets monthly.
(d) Segregated or partially segregated as collateral for TBA.
(e) The cost for Federal income tax purposes is $59,676,210.
(f) At December 31, 1996 net unrealized appreciation was $24,659, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $146,336 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $121,677.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
 Investment in securities, at value (identified cost
  $59,674,548).................................................... $59,700,869
 Cash.............................................................       3,201
 Receivables:
 Interest.........................................................     574,909
 Fund shares sold.................................................      21,384
                                                                   -----------
   Total assets...................................................  60,300,363
                                                                   -----------
LIABILITIES:
 Payables:
 Investment securities purchased..................................   1,119,609
 Administrator....................................................      11,713
 Adviser..........................................................       7,403
 Transfer agent...................................................       5,836
 Fund shares redeemed.............................................       4,790
 Custodian........................................................       1,907
 Directors........................................................          68
 Accrued expenses.................................................      28,480
                                                                   -----------
   Total liabilities..............................................   1,179,806
                                                                   -----------
 Net assets....................................................... $59,120,557
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     6,100
 Institutional Service Class......................................         139
 Additional paid-in capital.......................................  65,959,701
 Accumulated undistributed net investment income..................      31,925
 Accumulated net realized loss on investments.....................  (6,903,629)
 Net unrealized appreciation on investments.......................      26,321
                                                                   -----------
 Net assets....................................................... $59,120,557
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares...................... $57,804,518
                                                                   ===========
 Shares of capital stock outstanding..............................   6,099,579
                                                                   ===========
 Net asset value per share outstanding............................ $      9.48
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 1,316,039
                                                                   ===========
 Shares of capital stock outstanding..............................     139,107
                                                                   ===========
 Net asset value per share outstanding............................ $      9.46
                                                                   ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
 Income:
 Interest.......................................................... $ 4,227,519
                                                                    -----------
 Expenses:
 Administration....................................................     294,794
 Advisory..........................................................      98,265
 Professional......................................................      31,957
 Transfer agent....................................................      28,107
 Registration......................................................      27,683
 Custodian.........................................................      15,328
 Shareholder communication.........................................      11,385
 Service...........................................................       3,317
 Directors.........................................................       2,036
 Miscellaneous.....................................................       5,839
                                                                    -----------
   Total expenses before
    reimbursement..................................................     518,711
 Expense reimbursement from Administrator..........................    (122,335)
                                                                    -----------
   Net expenses....................................................     396,376
                                                                    -----------
 Net investment income.............................................   3,831,143
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments..................................    (490,723)
 Net change in unrealized appreciation on investments..............    (637,312)
                                                                    -----------
 Net realized and unrealized loss on investments...................  (1,128,035)
                                                                    -----------
 Net increase in net assets resulting from operations.............. $ 2,703,108
                                                                    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and December 31, 1995

                                                        1996          1995
                                                     -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income.............................. $ 3,831,143  $  3,364,918
 Net realized loss on investments...................    (490,723)      (33,269)
 Net change in unrealized appreciation
  (depreciation) on investments.....................    (637,312)    1,869,072
                                                     -----------  ------------
 Net increase in net assets resulting from
  operations........................................   2,703,108     5,200,721
                                                     -----------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class...............................  (3,734,256)   (3,241,928)
  Institutional Service Class.......................     (90,257)      (70,366)
                                                     -----------  ------------
   Total dividends to shareholders..................  (3,824,513)   (3,312,294)
                                                     -----------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class...............................  61,352,652    25,700,541
  Institutional Service Class.......................     806,649     1,404,973
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class...............................   3,734,256     3,215,966
  Institutional Service Class.......................      90,257        70,083
                                                     -----------  ------------
                                                      65,983,814    30,391,563
 Cost of shares redeemed:
  Institutional Class............................... (57,100,440)  (42,279,444)
  Institutional Service Class.......................    (671,716)     (310,374)
                                                     -----------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions.......................   8,211,658   (12,198,255)
                                                     -----------  ------------
  Net increase (decrease) in net assets.............   7,090,253   (10,309,828)
NET ASSETS:
 Beginning of year..................................  52,030,304    62,340,132
                                                     -----------  ------------
 End of year........................................ $59,120,557  $ 52,030,304
                                                     ===========  ============
 Accumulated undistributed net investment income.... $    31,925  $     26,086
                                                     ===========  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       INSTITUTIONAL               INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                             CLASS         CLASS         CLASS         CLASS        INSTITUTIONAL CLASS
                         ------------- ------------- ------------- ------------- ---------------------------
                                                      YEAR ENDED DECEMBER 31
                         -----------------------------------------------------------------------------------
                                    1996                        1995              1994      1993      1992
                         --------------------------- --------------------------- -------  --------  --------
Net asset value at
 beginning of year......    $  9.68       $ 9.67        $  9.37       $ 9.37     $ 10.33  $  11.23  $  11.13
                            -------       ------        -------       ------     -------  --------  --------
Net investment income...       0.66         0.64           0.65         0.64        0.97      0.72      0.66
Net realized and
 unrealized gain (loss)
 on investments.........      (0.20)       (0.21)          0.31         0.30       (0.96)    (0.12)    (0.03)
                            -------       ------        -------       ------     -------  --------  --------
Total from investment
 operations.............       0.46         0.43           0.96         0.94        0.01      0.60      0.63
                            -------       ------        -------       ------     -------  --------  --------
Less dividends and
 distributions:
From net investment
 income.................      (0.66)       (0.64)         (0.65)       (0.64)      (0.97)    (1.36)    (0.48)
From net realized gain
 on investments.........        --           --             --           --          --      (0.04)    (0.05)
In excess of net
 investment income......        --           --             --           --          --      (0.02)      --
In excess of net
 realized gain on
 investments............        --           --             --           --          --      (0.08)      --
                            -------       ------        -------       ------     -------  --------  --------
Total dividends and
 distributions..........      (0.66)       (0.64)         (0.65)       (0.64)      (0.97)    (1.50)    (0.53)
                            -------       ------        -------       ------     -------  --------  --------
Net asset value at end
 of year................    $  9.48       $ 9.46        $  9.68       $ 9.67     $  9.37  $  10.33  $  11.23
                            =======       ======        =======       ======     =======  ========  ========
Total investment
 return.................       4.81%        4.46%         10.27%       10.07%       0.11%     5.67%     5.94%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       5.85%        5.60%          6.38%        6.13%       5.90%     6.32%     6.64%
 Net expenses...........       0.60%        0.85%          0.60%        0.85%       0.60%     0.55%     0.55%
 Expenses (before
  reimbursement)........       0.79%        1.04%          0.82%        1.07%       0.72%     0.68%     0.72%
Portfolio turnover
 rate...................        195%         195%           171%         171%        269%      232%      270%
Net assets at end of
 year (in 000's)........    $57,805       $1,316        $50,902       $1,128     $62,340  $148,846  $161,499

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of December 31, 1996 the Company has eleven separate investment portfolios:
EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds").

  The International Bond Fund and the International Equity Fund commenced operations on January 1, 1995.

  Each Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund. The Institutional Class shares and Institutional Service Class shares are substantially the same, except that the Institutional Service Class shares bear the fees payable under the Shareholder Services Plan at an annual rate of 0.25% of the average daily net assets of the outstanding Institutional Service Class shares ("Shareholder Service Fee"). The distribution of Institutional Service Class shares commenced on January 1, 1995.

  The investment objectives for each of the Funds of the Company are as follows:

  The EAFE Index Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

  The Growth Equity Fund seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

  The Indexed Equity Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

  The International Equity Fund seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

  The Multi-Asset Fund seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

  The Value Equity Fund seeks maximum long-term total return from a combination of capital growth and income. The Fund is not designed or managed primarily to produce current income.

  The Bond Fund seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

  The Indexed Bond Fund seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Brothers Broad Investment Grade Bond Index.

  The International Bond Fund seeks to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

  The Money Market Fund seeks to provide a high level of current income while preserving capital and maintaining liquidity.

  The Short-Term Bond Fund seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Class of shares is determined by taking the assets attributable to that Class, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

  Portfolio securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's investment adviser if such prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's investment adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's investment adviser to be representative of market values at the regular close of business of the New York Stock Exchange;
(f) by appraising options and futures contracts at the last sale price on the market where any such option or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's investment adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Board of Directors. Money Market instruments held by the Funds with a remaining maturity of sixty days or less are valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values' unless a Fund's investment adviser deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment will be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

  Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

STATEMENT OF POSITION 93-2: Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment income
(loss), net realized gain (loss), and net assets are not affected. The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments.

                                                         ACCUMULATED
                                                        UNDISTRIBUTED
                                          ACCUMULATED    NET REALIZED
                           ACCUMULATED   UNDISTRIBUTED  GAIN (LOSS) ON
                          UNDISTRIBUTED   NET REALIZED     FOREIGN     ADDITIONAL
                          NET INVESTMENT  GAIN (LOSS)      CURRENCY      PAID-IN
                          INCOME (LOSS)  ON INVESTMENTS  TRANSACTIONS    CAPITAL
                          -------------- -------------- -------------- -----------
EAFE Index Fund.........    $   (2,371)     $      0     $     2,371   $         0
Growth Equity Fund......     1,307,807        (2,542)              0    (1,305,265)
Indexed Equity Fund.....         2,169        (2,169)              0             0
International Equity
 Fund...................     5,813,166       (24,878)     (5,788,288)            0
Multi-Asset Fund........      (17,580)        (5,928)         23,508             0
Value Equity Fund.......             0             0               0             0
Bond Fund...............        42,700         2,653               0       (45,353)
Indexed Bond Fund.......        (7,351)        7,351               0             0
International Bond Fund.     2,148,113             0      (2,148,113)            0
Money Market Fund.......           129          (129)              0             0
Short-Term Bond Fund....         (791)           791               0             0

                                      (E)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay substantially all of their net investment income and net realized gains no less frequently than once a year. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for all Funds are amortized on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call.

                                      (G)

ORGANIZATION COSTS. Organization costs incurred for the International Bond Fund and the International Equity Fund are being amortized over a maximum period of 60 months beginning January 1, 1995, the date such Funds commenced operations. In the event that any of the initial shares purchased by affiliates of the Administrator are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (H)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

  The investment income and expenses (other than expenses incurred under the Shareholder Services Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (J)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

    (i) market value of investment securities, other assets and liabilities-- at the valuation date

    (ii) income and expenses--at the date of such transactions.

  The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

  Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency transactions, net currency gains and losses realized as a result of differences between the amounts of security sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

  There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

EAFE INDEX FUND

Foreign cash held at December 31, 1996:

                      CURRENCY                       COST        VALUE
        ---------------------------------------   ----------   ----------
        Japanese Yen        (Yen)     3,902,000   $   39,965   $   31,648
        Pound Sterling      (Pounds)     18,260       26,371       28,364
                                                  ----------   ----------
                                                  $   66,336   $   60,012
                                                  ==========   ==========

INTERNATIONAL EQUITY FUND

Foreign cash held at December 31, 1996:

                      CURRENCY                       COST        VALUE
        ---------------------------------------   ----------   ----------
        Australian Dollar   A$          900,986   $  710,090   $  715,653
        Austrian Schilling  AS            2,792          262          257
        Belgian Franc       BF           47,191        1,505        1,486
        Danish Krone        DK            9,214        1,561        1,562
        Deutsche Mark       DM           12,395        8,095        8,043
        French Franc        FF           19,676        3,776        3,785
        Hong Kong Dollar    HK          270,164       34,928       34,927
        Italian Lira        IL        7,463,000        4,928        4,911
        Japanese Yen        (Yen)    13,468,444      118,914      116,031
        Malaysian Ringgit   MK           19,901        7,893        7,880
        Netherland Guilder  NG            4,170        2,392        2,411
        Pound Sterling      (Pounds)  2,514,102    3,886,207    4,302,390
        Singapore Dollar    S$            4,045        2,887        2,891
        Spanish Peseta      SP       14,829,078      115,560      114,006
                                                  ----------   ----------
                                                  $4,898,998   $5,316,233
                                                  ==========   ==========

MULTI-ASSET FUND

Foreign cash held at December 31, 1996:

                     CURRENCY                      COST        VALUE
        -------------------------------------   ----------   ----------
        Australian Dollar   A$        237,925   $  189,505   $  188,979
        Pound Sterling      (Pounds)    9,735       16,290       16,661
                                                ----------   ----------
                                                $  205,795   $  205,640
                                                ==========   ==========

INTERNATIONAL BOND FUND

Foreign cash held at December 31, 1996:

                         CURRENCY                       COST        VALUE
        ------------------------------------------   ----------   ----------
        Australian Dollar   A$             635,010   $  497,615   $  504,388
        Austrian Schilling  AS           2,668,329      265,685      246,167
        Canadian Dollar     C$             886,104      650,218      646,461
        Danish Krone        DK           2,172,821      372,538      368,343
        Deutsche Mark       DM           4,080,357    2,711,503    2,647,691
        French Franc        FF           2,209,586      428,425      425,018
        Irish Punt          IP              76,554      121,825      129,568
        Italian Lira        IL         859,542,457      564,059      565,579
        Pound Sterling      (Pounds)       201,683      314,609      345,141
        Spanish Peseta      SP          91,297,407      717,818      701,894
        Swedish Krona       SK           2,518,751      373,961      368,886
                                                     ----------   ----------
                                                     $7,018,256   $6,949,136
                                                     ==========   ==========

                                      (K)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Forward currency contracts are used for hedging purposes. (see Note 5).

INTERNATIONAL EQUITY FUND

Forward foreign currency contracts open at December 31, 1996:

                                                  VALUE ON                 UNREALIZED
                                     CONTRACT       TRADE      CURRENT   APPRECIATION/
                                      AMOUNT        DATE        VALUE    (DEPRECIATION)
                                   ------------- ----------- ----------- --------------
FOREIGN CURRENCY SALE
 CONTRACTS
---------------------
Australian Dollar, ex-
 piring 3/3/97..........  A$           1,125,000 $   910,125 $   892,942   $   17,183
Austrian Schilling, ex-
 piring 1/15/97.........  AS          13,530,000   1,258,610   1,249,347        9,263
Deutsche Mark, expiring
 1/6/97-6/20/97.........  DM          56,875,145  37,967,378  37,124,045      843,333
French Franc, expiring
 1/29/97-2/4/97.........  FF          15,270,000   2,984,989   2,943,314       41,675
Italian Lira, expiring
 1/23/97................  IL       6,785,000,000   4,372,666   4,457,745      (85,079)
Japanese Yen, expiring
 1/6/97-7/7/97..........  (Yen)    4,828,291,750  45,454,333  41,894,906    3,559,427
Spanish Peseta, expiring
 1/22/97................  SP         291,500,000   2,221,553   2,239,594      (18,041)
                                                                           ----------
                                                                            4,367,761
                                                                           ----------
FOREIGN CURRENCY BUY
 CONTRACTS
--------------------
Australian Dollar, ex-
 piring 1/7/97..........  A$           2,065,000   1,633,415   1,640,060        6,645
Deutsche Mark, expiring
 1/22/97-2/5/97.........  DM          21,271,967  13,953,919  13,830,147     (123,772)
Japanese Yen, expiring
 1/6/97-2/5/97..........  (Yen)    2,043,562,730  17,764,556  17,670,710      (93,846)
Pound Sterling, expiring
 1/7/97-3/10/97.........  (Pounds)     4,823,750   7,720,483   8,248,041      527,558
                                                                           ----------
                                                                              316,585
                                                                           ----------
Net Appreciation........                                                   $4,684,346
                                                                           ==========

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND

Forward foreign currency contracts open at December 31, 1996:

                                                  VALUE ON                 UNREALIZED
                                     CONTRACT       TRADE      CURRENT   APPRECIATION/
                                      AMOUNT        DATE        VALUE    (DEPRECIATION)
                                   ------------- ----------- ----------- --------------
FOREIGN CURRENCY SALE
 CONTRACTS
---------------------
Australian Dollar, ex-
 piring 2/24/97-3/3/97..  A$           2,490,000 $ 2,006,324 $ 1,976,398   $  29,926
Canadian Dollar, expir-
 ing 6/16/97............  C$           1,840,000   1,371,088   1,355,902      15,186
Danish Krone, expiring
 2/12/97................  DK          14,150,000   2,437,161   2,404,240      32,921
Deutsche Mark, expiring
 1/6/97-6/20/97.........  DM          39,740,347  26,377,054  25,895,393     481,661
Irish Punt, expiring
 1/7/97.................  IP             945,000   1,513,159   1,599,337     (86,178)
Italian Lira, expiring
 1/23/97................  IL       1,570,000,000   1,011,803   1,031,490     (19,687)
Japanese Yen, expiring
 1/6/97-7/7/97..........  (Yen)      243,638,825   2,238,097   2,128,592     109,505
Pound Sterling, expiring
 1/7/97-2/14/97.........  (Pounds)       837,400   1,307,107   1,432,739    (125,632)
Spanish Peseta, expiring
 1/22/97................  SP         101,500,000     773,543     779,825      (6,282)
Swedish Krona, expiring
 1/27/97................  SK             635,000      95,441      93,109       2,332
                                                                           ---------
                                                                             433,752
                                                                           ---------
FOREIGN CURRENCY BUY
 CONTRACTS
--------------------
Australian Dollar, ex-
 piring 1/7/97..........  A$           1,620,000   1,281,420   1,286,633       5,213
Deutsche Mark, expiring
 1/7/97-2/24/97.........  DM          11,151,379   7,340,087   7,250,742     (89,345)
French Franc, expiring
 2/4/97.................  FF           2,750,000     541,279     530,076     (11,203)
Japanese Yen, expiring
 1/6/97.................  (Yen)      121,638,825   1,052,694   1,048,891      (3,803)
Pound Sterling, expiring
 1/7/97.................  (Pounds)       967,680   1,513,158   1,655,739     142,581
                                                                           ---------
                                                                              43,443
                                                                           ---------
Net Appreciation........                                                   $ 477,195
                                                                           =========

                                      (L)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities is monitored by pricing the underlying securities daily.

  In the event of the bankruptcy of a counterparty, realization of the collateral may be delayed or limited.

                                      (M)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes. (see Note 5).

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund did not engage in security lending during the year.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") serves as the investment adviser to the Growth Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, International Bond Fund and Short-Term Bond Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life serves as the investment adviser to the Money Market Fund under an Investment Advisory Agreement. Monitor Capital Advisors Inc. ("Monitor Capital"), is a registered investment adviser and a wholly-owned subsidiary of NYLIFE Inc., an indirect wholly-owned subsidiary of New York Life and serves as investment adviser to the EAFE Index Fund, Indexed Equity Fund, Multi-Asset Fund and Indexed Bond Fund under an Investment Advisory Agreement.

  New York Life is the Administrator for the Funds.

  The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets of that Fund as follows:

                                                           ADVISER ADMINISTRATOR
                                                           ------- -------------
   EAFE Index Fund........................................  .15%       .80%
   Growth Equity Fund.....................................  .25%       .60%
   Indexed Equity Fund....................................  .10%       .40%
   International Equity Fund..............................  .35%       .50%
   Multi-Asset Fund.......................................  .15%       .50%
   Value Equity Fund......................................  .25%       .60%
   Bond Fund..............................................  .20%       .55%
   Indexed Bond Fund......................................  .10%       .40%
   International Bond Fund................................  .30%       .50%
   Money Market Fund......................................  .10%       .40%
   Short-Term Bond Fund...................................  .15%       .45%

  The Administrator has voluntarily agreed to assume the portion of the Funds' operating expenses for the nine months ended September 30, 1996 for the Indexed Equity Fund and for the year ended December 31, 1996, for the following Funds to the extent the expenses (excluding service fees) on an annualized basis exceeded the indicated percentages:

   EAFE Index Fund...........................................  .94%
   Indexed Equity Fund.......................................  .50%
   International Equity Fund................................. 1.00%
   Multi-Asset...............................................  .70%
   Bond Fund.................................................  .75%
   Indexed Bond Fund.........................................  .50%
   International Bond Fund...................................  .95%
   Money Market Fund.........................................  .50%
   Short-Term Bond Fund......................................  .60%

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

  The Administrator, and Monitor Capital Advisors, Inc., as Adviser, for the Indexed Equity Fund, have voluntarily agreed to assume a portion of the Fund's operating expenses to the extent that the expenses (excluding service fees) will not exceed .30% of the value of the average daily net assets starting October 1, 1996.

  In connection with the voluntary expense limitations, the Administrator assumed the following expenses for the year ended December 31, 1996:

EAFE Index Fund....................................... $238,764
Indexed Equity Fund...................................  753,575*
International Equity Fund.............................   82,203
Multi-Asset Fund......................................  164,519
Bond Fund.............................................  188,561
Indexed Bond Fund.....................................  189,996
International Bond Fund...............................   61,961
Money Market Fund.....................................  170,221
Short-Term Bond Fund..................................  122,335

--------
* For the Indexed Equity Fund the Administrator assumed $676,954, the Adviser assumed $76,621.

  The Growth Equity Fund and the Value Equity Fund do not have a voluntary expense limitation. The Multi-Asset Fund will not have an expense limitation in 1997.

  These voluntary expense limitations will continue through December 31, 1997 (December 31, 1998 for the Indexed Equity Fund), after which the voluntary expense limitations may be terminated or revised at anytime at the discretion of the Administrator (and Adviser in the case of the Indexed Equity Fund).

                                      (B)

SERVICE FEES. In accordance with the Shareholder Services Plan, New York Life has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders. For its services, New York Life is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of each Fund.

                                      (C)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (D)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (E)

CAPITAL. The Funds have been advised that at December 31, 1996 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

EAFE Index Fund....................................... $ 70,813,532
Growth Equity Fund....................................  448,670,515
Indexed Equity Fund...................................  503,869,256
International Equity Fund.............................  100,899,209
Multi-Asset Fund......................................  196,339,387
Value Equity Fund.....................................  612,612,727
Bond Fund.............................................  124,257,179
Indexed Bond Fund.....................................   79,630,953
International Bond Fund...............................   49,664,091
Money Market Fund.....................................   43,021,715
Short-Term Bond Fund..................................   11,657,499

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (F)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended December 31, 1996 these fees were as follows:

EAFE Index Fund.............................................. $ 8,528
Growth Equity Fund...........................................  45,511
Indexed Equity Fund..........................................  41,649
International Equity Fund....................................  10,661
Multi-Asset Fund.............................................  29,972
Value Equity Fund............................................  66,193
Bond Fund....................................................  19,691
Indexed Bond Fund............................................  16,118
International Bond Fund......................................   4,735
Money Market Fund............................................   8,096
Short-Term Bond Fund.........................................   6,069

-------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
-------------------------------------------------------------------------------

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1996 as if they arose on January 1, 1997.

                                CAPITAL LOSS                     CAPITAL LOSS
                              AVAILABLE THROUGH AMOUNT (000'S) DEFERRED (000'S)
                              ----------------- -------------- ----------------
   EAFE Index Fund...........                      $     0          $   55
                                                   =======          ======
   International Equity
    Fund.....................                      $     0          $1,040
                                                   =======          ======
   Bond Fund.................       2002           $12,622
                                    2004             1,624
                                                   -------
                                                   $14,246          $    0
                                                   =======          ======
   Indexed Bond Fund.........       2004           $ 1,439          $   59
                                                   =======          ======
   Short-Term Bond Fund......       2001           $   164
                                    2002             4,478
                                    2003             1,770
                                    2004               485
                                                   -------          ------
                                                   $ 6,897          $    5
                                                   =======          ======

The Multi-Asset Fund intends to elect to treat for Federal income tax purposes approximately $4,674 of qualifying foreign exchange losses that arose during the year ended December 31, 1996 as if they arose January 1, 1997. The Growth Equity Fund utilized $96,809 of capital loss carryforwards during the current year.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 5--Financial Investments:
-------------------------------------------------------------------------------

The EAFE Index Fund's, International Equity Fund's, Multi-Asset Fund's and International Bond Fund's use of forward contracts, involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects each Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

  The EAFE Index Fund's and Multi-Asset Fund's use of forward foreign currency exchange contracts are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between U.S. dollar and foreign currencies. The International Equity Fund and International Bond Fund enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.

   The EAFE Index Fund's, Indexed Equity Fund's, Multi-Asset Fund's and Indexed Bond Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

  The EAFE Index Fund and Indexed Equity Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Multi-Asset Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs.

--------------------------------------------------------------------------------
NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1996, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                            EAFE Index      Growth Equity     Indexed Equity   International Equity
                               Fund              Fund              Fund                Fund
                         PURCHASES SALES  PURCHASES  SALES   PURCHASES  SALES   PURCHASES    SALES
                       ------------------------------------------------------------------------------
U.S. Government securi-
 ties                     $  --    $  --  $    --   $    --  $    --   $   --  $      --   $      --
All others                 7,673    2,983  132,470   103,710  225,037   37,417     46,098      24,658
                       ------------------------------------------------------------------------------
Total                     $7,673   $2,983 $132,470  $103,710 $225,037  $37,417 $   46,098  $   24,658
                       ==============================================================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                        EAFE Index                                             Growth Equity
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                          Year Ended                  Year Ended                  Year Ended                  Year Ended
                             1996                        1995                        1996                        1995
                  ---------------------------------------------------------------------------------------------------------------
Shares sold           1,451           17          1,843           19           8,895          183          9,698          146
Shares issued in
 reinvestment of
 dividends and
 distributions          190            1             90          -- *            983           13             32          -- *
                  ---------------------------------------------------------------------------------------------------------------
                      1,641           18          1,933           19           9,878          196          9,730          146
Shares redeemed       1,192            9          1,749          --            7,148           28          8,640            1
                  ---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)             449            9            184           19           2,730          168          1,090          145
                  ===============================================================================================================
                                        Multi-Asset                                            Value Equity
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                          Year Ended                  Year Ended                  Year Ended                  Year Ended
                             1996                        1995                        1996                        1995
                  ---------------------------------------------------------------------------------------------------------------
Shares sold           3,939          188          3,333          262          11,047          686         10,840          219
Shares issued in
 reinvestment of
 dividends and
 distributions          917           14          2,980           38           5,285           93          1,551            8
                  ---------------------------------------------------------------------------------------------------------------
                      4,856          202          6,313          300          16,332          779         12,391          227
Shares redeemed       3,494           84          4,595          -- *          6,392           71          4,818            4
                  ---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)           1,362          118          1,718          300           9,940          708          7,573          223
                  ===============================================================================================================
                                    International Bond                                         Money Market
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                          Year Ended                  Year Ended                  Year Ended                  Year Ended
                             1996                        1995                        1996                        1995
                  ---------------------------------------------------------------------------------------------------------------
Shares sold             187           18             81            1         346,675       58,869        193,425        4,420
Shares issued in
 reinvestment of
 dividends and
 distributions          609            3            230          -- *          4,008          651          3,150           41
                  ---------------------------------------------------------------------------------------------------------------
                        796           21            311            1         350,683       59,520        196,575        4,461
Shares redeemed          93            1            --           -- *        307,790       27,640        193,811        1,677
                  ---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)             703           20            311            1          42,893       31,880          2,764        2,784
                  ===============================================================================================================

*Less than one thousand shares.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------

   Multi-Asset         Value Equity           Bond           Indexed Bond    International Bond    Short-Term Bond
       Fund                Fund               Fund               Fund               Fund                 Fund
PURCHASES   SALES   PURCHASES  SALES   PURCHASES  SALES   PURCHASES  SALES   PURCHASES   SALES    PURCHASES  SALES
--------------------------------------------------------------------------------------------------------------------
$172,209   $187,042 $    --   $    --  $470,849  $525,174 $365,507  $393,034  $     --  $     --  $ 97,953  $ 79,874
  89,088     67,539  416,584   329,005  228,249   191,494    8,611    23,540     22,414    23,238   46,983    44,816
--------------------------------------------------------------------------------------------------------------------
$261,297   $254,581 $416,584  $329,005 $699,098  $716,668 $374,118  $416,574  $  22,414 $  23,238 $144,936  $124,690
====================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Indexed Equity                                        International Equity
                         Fund                                                     Fund
Institutional  Institutional Institutional Institutional Institutional Institutional Institutional Institutional
    Class      Service Class     Class     Service Class     Class     Service Class     Class     Service Class
-------------  ------------- ------------- ------------- ------------- ------------- ------------- -------------
        Year Ended                   Year Ended                  Year Ended                  Year Ended
           1996                         1995                        1996                        1995
----------------------------------------------------------------------------------------------------------------
   12,964           232          4,814           53          1,803      47               2,383           20
    1,075            10            750            2            994       5                 320            1
----------------------------------------------------------------------------------------------------------------
   14,039           242          5,564           55          2,797      52               2,703           21
    4,575            17          3,763            1            260       4                  19          -- *
----------------------------------------------------------------------------------------------------------------
    9,464           225          1,801           54          2,537      48               2,684           21
================================================================================================================
                         Bond                                                 Indexed Bond
                         Fund                                                     Fund
Institutional  Institutional Institutional Institutional Institutional Institutional Institutional Institutional
    Class      Service Class     Class     Service Class     Class     Service Class     Class     Service Class
-------------  ------------- ------------- ------------- ------------- ------------- ------------- -------------
        Year Ended                   Year Ended                  Year Ended                  Year Ended
           1996                         1995                        1996                        1995
----------------------------------------------------------------------------------------------------------------
    1,404           129          1,326           78          2,467     228               1,876           40
    1,130            10          1,262            5            699      17               1,103            3
----------------------------------------------------------------------------------------------------------------
    2,534           139          2,588           83          3,166     245               2,979           43
    3,576            47          5,680            7          7,620      25               4,960          -- *
----------------------------------------------------------------------------------------------------------------
   (1,042)           92         (3,092)          76         (4,454)    220              (1,981)          43
================================================================================================================
                    Short-Term Bond
                         Fund
Institutional  Institutional Institutional Institutional
    Class      Service Class     Class     Service Class
-------------  ------------- ------------- -------------
        Year Ended                   Year Ended
           1996                         1995
--------------------------------------------------------
    6,225            82          2,617          140
      394            10            332            7
--------------------------------------------------------
    6,619            92          2,949          147
    5,775            70          4,347           30
--------------------------------------------------------
      844            22         (1,398)         117
========================================================

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay Institutional Funds Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (constituting MainStay Institutional Funds Inc., hereafter referred to as the "Funds") at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 21, 1997

OFFICERS AND DIRECTORS

Alice T. Kane
Chairperson and Director

Patrick G. Boyle
Director

Lawrence Glacken
Director

Robert P. Mulhearn
Director

Susan B. Kerley
Director

Linda M. Livornese
President

Jefferson C. Boyce
Senior Vice President

Robert Fenster
Vice President

Michael J. Harrington
Vice President

Richard Zuccaro
Tax Vice President

Anthony W. Polis
Treasurer

A. Thomas Smith III
Secretary

INVESTMENT ADVISORS

New York Life Insurance Company
MacKay-Shields Financial Corporation
Monitor Capital Advisors, Inc.

ADMINISTRATOR

New York Life Insurance Company

DISTRIBUTOR

NYLIFE Distributors Inc.

TRANSFER AGENT

Boston Financial Data Services

CUSTODIAN

The Bank of New York

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

LEGAL COUNSEL

Dechert Price & Rhoads

--------------------------------------------------------------------------------
[LOGO OF MAINSTAY INSTITUTIONAL FUNDS INC. APPEARS HERE]
  MAINSTAY (R)
INSTITUTIONAL
  FUNDS INC.


This is a copy of a report by MainStay Institutional Funds Inc. to the shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current prospectus. This report does not offer for sale or solicit orders to buy any securities.

Advisers:
New York Life Insurance Company
MacKay-Shields Financial Corporation
Monitor Capital Advisors, Inc.

http://www.mainstayfunds.com


DON'T MISS THE BOAT

Distributed by NYLIFE Distributors Inc., Member NASD
260 Cherry Hill Road, Parsippany, NJ 07054

NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

02-009-0297
--------------------------------------------------------------------------------